As filed with the Securities and Exchange Commission on May 1, 2006
                                                      Registration No. 333-44723
                                                               File No. 811-9044
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 11



         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 18


                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                           (Exact Name of Registrant)



                         NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)
                             One National Life Drive
                            Montpelier, Vermont 05604
                                 (802) 229-7410
                         -------------------------------

                                  Kerry A. Jung
                                 Senior Counsel
                         National Life Insurance Company
                             One National Life Drive
                            Montpelier, Vermont 05604
                (name and complete address of agent for service)
                         -------------------------------

                                    Copy to:
                              Stephen E. Roth, Esq.
                           Sutherland Asbill & Brennan
                          1275 Pennsylvania Avenue, NW
                            Washington, DC 20004-2404
                         -------------------------------

It is proposed that this filing will become effective:

___ immediately upon filing pursuant to paragraph (b)
_X_ on May 1, 2006 pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
___ on (date) pursuant to paragraph (a)(1) of Rule 485
__ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: Interests in a Survivorship Variable Universal Life Account under individual flexible premium variable universal life policies

                            SENTINEL ESTATE PROVIDER
                               P R O S P E C T U S
                                DATED MAY 1, 2006


NATIONAL LIFE INSURANCE COMPANY                Home Office: National Life Drive,
NATIONAL VARIABLE LIFE INSURANCE ACCOUNT       Montpelier, Vermont  05604
                                               Telephone: (800) 732-8939


This prospectus describes the Sentinel Estate Provider Policy, a survivorship variable universal life insurance policy offered by National Life Insurance Company ("National Life"). This Policy combines insurance and investment features. It provides a death benefit on the death of the last to die of two specified insured people. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy.


We deduct certain charges from premium payments. Then these premium payments go to the National Variable Life Insurance Account, a separate account of National Life, or to the fixed account, or a combination of the two. The fixed account pays interest at a guaranteed rate of at least 4%. The separate account has forty-nine subaccounts. Each subaccount buys shares of a specific fund portfolio. Currently the available funds are:


SENTINEL ASSET MANAGEMENT, INC.     A I M ADVISORS, INC               FRED ALGER MANAGEMENT, INC.      AMERICAN CENTURY INVESTMENT
                                                                                                       MANAGEMENT, INC. AND
                                                                                                       AMERICAN CENTURY GLOBAL
                                                                                                       INVESTMENT MANAGEMENT, INC.
Sentinel Variable Products Trust    AIM Variable Insurance Funds      Alger American Fund              American Century Variable
  Balanced                            V.I. Dynamics                     Growth                         Portfolios, Inc.
  Bond                                V.I. Global Health Care           Leveraged AllCap                 VP Income & Growth
  Common Stock                        V.I. Technology                   Small Capitalization             VP Value
  Growth Index                                                                                           VP Ultra(R)
  Mid Cap Growth                                                                                         VP Vista
  Money Market Small Company                                                                             VP International
                                                                                                         VP Inflation Protection

THE DREYFUS CORPORATION             FIDELITY MANAGEMENT & RESEARCH    FRANKLIN TEMPLETON INVESTMENTS   J.P. MORGAN INVESTMENT
                                    COMPANY                                                            MANAGEMENT INC.

Dreyfus Variable Investment Fund    Fidelity(R) Variable Insurance    Franklin Templeton Variable      J.P. Morgan Series Trust II
  DVIF Appreciation                 Products                          Insurance Products Trust           International Equity
  DVIF Developing Leaders             Contrafund(R)                     Mutual Shares Securities         Small Company
  DVIF Quality Bond                   Equity Income                     Small Cap Value  Securities
                                      Growth                            Small-Midcap Growth Securities
                                      High Income                       Foreign Securities
Dreyfus Socially Responsible          Index 500                         Real Estate
  Growth Fund, Inc.                   Investment Grade Bond
                                      Mid Cap
                                      Overseas


NEUBERGER BERMAN MANAGEMENT, INC.  DEUTSCHE INVESTMENT MANAGEMENT   T. ROWE PRICE ASSOCIATES, INC.     WELLS FARGO FUNDS MANAGEMENT,
                                   AMERICAS INC.                                                       LLC

Neuberger Berman Advisers          Scudder Variable Series II       T. Rowe Price Equity Series, Inc.  Wells Fargo Variable Trust
Management Trust                     Dreman High Return Equity         Blue Chip Growth                  VT Discovery
  Partners                           Dreman Small Cap Value            Equity Income                     VT Opportunity
  Mid-Cap Growth                                                       Health Sciences
  Fasciano
  Limited Maturity Bond

The value of your policy will depend upon the investment results of the portfolios you select. The policy's value and death benefit will fluctuate based on the investment results of the chosen portfolios, the crediting of interest to the Fixed Account, and the deduction of charges. You bear the entire investment risk for all amounts allocated to the separate account. There is no guaranteed minimum value for any of the portfolios. We do not guarantee any minimum policy value. You could lose some or all of your money. You must receive, with this prospectus, current prospectuses for all of the portfolios. We recommend that you read this prospectus and the prospectuses for the portfolios carefully. You should keep all prospectuses for later reference.

An investment in the policy is not a bank deposit. Neither the U.S. government nor any governmental agency insures or guarantees your investment in the policy.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another last survivor variable universal life insurance policy. It also may not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            Page


SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY...............................1
         Summary of Principal Policy Benefits.................................1
         Summary of the Principal Risks of Purchasing a Policy................2
         Fee Tables...........................................................4
NATIONAL LIFE AND THE FIXED ACCOUNT...........................................11
         National Life........................................................11
         The Fixed Account....................................................11
THE VARIABLE ACCOUNT AND THE PORTFOLIOS.......................................12
The Variable Account..........................................................12
         The Portfolios.......................................................12
         Addition, Deletion or Substitution of Investments....................15
         Voting Portfolio Shares..............................................16
         Net Investment Return of the Variable Account........................16
THE POLICY....................................................................18
         Purchasing a Policy..................................................18
         Premiums.............................................................20
         Transfers............................................................21
         Telephone Transaction Privilege......................................22
         Disruptive Trading...................................................22
         Other Transfer Rights................................................24
         Optional "Illuminations" Investment Advisory Service.................24
Available Automated Fund Management Features..................................26
         Accumulated Value....................................................26
DEATH BENEFIT.................................................................27
         Ability to Adjust Face Amount........................................29
         Payment of Policy Benefits...........................................30
         Settlement Options...................................................31
POLICY LOANS..................................................................32
SURRENDERS AND WITHDRAWALS....................................................33
LAPSE AND REINSTATEMENT.......................................................35
CHARGES AND DEDUCTIONS........................................................36
         Premium Expense Charge...............................................37
         Surrender Charge.....................................................37
         Monthly Deductions...................................................37
         Withdrawal Charge....................................................40
         Transfer Charge......................................................40
         Projection Report Charge.............................................40
         Other Charges........................................................40
         Differences in Charges for Policies Issued in New York...............41
OPTIONAL BENEFITS.............................................................41
         Guaranteed Death Benefit.............................................41
         Additional Protection Benefit........................................42
         Automatic Increase Rider.............................................43
FEDERAL INCOME TAX CONSIDERATIONS.............................................43
         Introduction.........................................................43
         Tax Status of the Policy.............................................43
         Tax Treatment of Policy Benefits.....................................44
         Possible Tax Law Changes.............................................47
         Possible Charges for National Life's Taxes...........................47
LEGAL MATTERS.................................................................47
DISTRIBUTION OF THE POLICIES..................................................48
OTHER POLICY PROVISIONS.......................................................49
FINANCIAL STATEMENTS..........................................................49

GLOSSARY......................................................................50
APPENDIX A...................................................................A-1
APPENDIX B...................................................................B-1
APPENDIX C...................................................................C-1
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS........................D-1


THE POLICY MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICY IN ANY STATE IN WHICH WE MAY NOT LEGALLY OFFER THE POLICY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                 SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY


This summary provides you with a brief overview of the benefits and risks associated with the Policy. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus. Please consult your agent and refer to your Policy for details. For your convenience, we have defined certain terms we use in the Glossary at the end of the prospectus.

Summary of Principal Policy Benefits

SURVIVORSHIP LIFE INSURANCE PROTECTION. The Policy provides a means for an Owner to accumulate life insurance which pays a death benefit on the death of the last to die of two named Insureds. Proceeds under the Policy can generally pass free of federal and state income tax at the death of the last to die of the two Insureds.

As long as your Policy remains in force, we will pay the Death Benefit to your Beneficiary, when we receive due proof of the death of both of the two insured people. We will increase the Death Benefit by any additional benefits provided by a supplementary benefit Rider. We will reduce the Death Benefit by any outstanding Policy loans and accrued interest and any unpaid Monthly Deductions.

DEATH BENEFIT OPTION A AND OPTION B. We offer two Death Benefit options, which we call Option A and Option B. You may choose which option to apply to your Policy.

If you choose Death Benefit Option A, the Death Benefit will be based on the greater of:

o     Face Amount; or

o the Accumulated Value multiplied by a factor specified by federal income tax law.

If you choose Death Benefit Option B, the Death Benefit will be based on the greater of:

o     the Face Amount plus the Accumulated Value; or

o     the Accumulated Value multiplied by the same factor that applies to option
      A.

After a year, you may adjust the Death Benefit by changing the Death Benefit option or by increasing or decreasing the Face Amount of your Policy. There are also two types of coverage available under the Policy - Basic Coverage and Additional Coverage. SEE "Death Benefit." Changing the Face Amount or Death Benefit option may have tax consequences.


o You may add additional insurance and other benefits to your Policy by Rider. Please see "Optional Benefits", below, for a description of the optional benefits that we offer.


o You may receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

CASH BENEFITS. After a year, you may borrow against your Policy. The maximum amount of all loans is the Cash Surrender Value less three times the most recent Monthly Deduction. When you take a loan we will transfer an amount equal to the loan to our Fixed Account as Collateral. We charge interest on the loan, and we credit interest on Collateral. Loans may have adverse tax consequences. When the Death Benefit becomes payable or the Policy is surrendered, we will deduct Policy loans and accrued interest from the proceeds otherwise payable. We currently plan to make preferred loans available when a Policy is 10 years old.

After a year, you may request a Withdrawal of Cash Surrender Value. However:

o     You must withdraw at least $500;

o You cannot withdraw more than the Cash Surrender Value on the date we receive your request minus three times the most recent Monthly Deduction for the most recent Monthly Policy Date;

o You may not allocate Withdrawals to the Fixed Account until all the value in the Variable Account has been exhausted.

o We may deduct a Withdrawal charge from each Withdrawal. Withdrawals may have tax consequences. You may surrender your Policy at any time and receive the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value less any Policy loan with accrued interest and any Surrender Charge. Surrendering your Policy may have tax consequences.

VARIETY OF INVESTMENT OPTIONS. You may allocate Net Premiums among the subaccounts of the Variable Account and the Fixed Account. The subaccounts in the Variable Account invest in a wide variety of portfolios that cover a broad spectrum of investment objectives and risk tolerances.

We will credit interest at an effective annual rate of at least 4.0% on amounts invested in the Fixed Account.

As your needs or financial goals change, you can change your investment mix. You may make transfers among the Variable Account and the Fixed Account. Currently, you may make an unlimited number of such transfers within the subaccounts of the Variable Account and from the Variable Account to the Fixed Account, without charge. You may not make transfers out of the Fixed Account that exceed the greater of: (a) 25% of the non-loaned Accumulated Value in such account at the time of transfer; (b) or $1000. We allow only one such transfer out of the Fixed Account in any Policy Year.


We offer all Policyowners the opportunity to participate in "Illuminations". Under this investment advisory program, National Life has arranged for FundQuest, Incorporated, a registered investment adviser firm which is independent of National Life, to provide an investment advisory service under which FundQuest, Inc. maintains an allocation of the Accumulated Value of your Policy among the available options which is suited to your investment objective, financial situation and risk tolerance. The Illuminations investment advisory service is available without charge to Policyowners.


Summary of the Principal Risks of Purchasing a Policy

INVESTMENT RISK. We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your Policy which you allocate to the Variable Account. In addition, we deduct Policy fees and charges from your Accumulated Value, which can significantly reduce your Accumulated Value. During times of poor performance, these deductions will have an even greater impact on your Accumulated Value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premium. If you allocate premiums to the Fixed Account, then we credit your Accumulated Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum effective annual rate of 4%.

Please note that frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the underlying Funds and the returns achieved by Owners. Such transfers may dilute the value of underlying Fund shares, interfere with the efficient management of the underlying Fund's portfolio, and increase brokerage and administrative costs of the underlying Funds. To protect Owners and underlying Funds from such effects, we have developed market timing procedures. See "Disruptive Trading" below.


RISK OF LAPSE. If on any Monthly Policy Date the Cash Surrender Value of a Policy is insufficient to cover the Monthly Deductions and other charges under the Policy, we will notify you of this, and the Policy will enter a 61-day Grace Period. If the Grace Period expires without a sufficient payment, the Policy will lapse, and will have no further value. This could happen: (1) if the investment returns on your chosen investment portfolios are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans. Your Policy generally will not lapse: (1) during the first 5 Policy Years as long as you pay the Cumulative Guarantee Premium; (2) if you purchase the Guaranteed Death Benefit Rider, subject to certain conditions.

TAX RISKS. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to survivorship life Policies is limited. In the absence of such guidance there is some uncertainty as to whether a survivorship life Policy will qualify as a life insurance contract for Federal tax purposes, particularly if you pay the full amount of premiums permitted under the Policy. Nevertheless, National Life believes it reasonable to conclude that a Policy generally should satisfy the applicable requirements. Please consult with a tax adviser about these consequences. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy's value until there is a distribution from the Policy. Moreover, Death Benefits payable under a Policy should generally be excludable from the gross income of the Beneficiary. As a result, your Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes, may apply.

Depending on the total amount of premiums you pay, the Policy may be treated as a "Modified Endowment Contract" ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, Withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, Withdrawals and loans taken before you attain age 59 1/2. If a Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with preferred loans are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See "Federal Tax Consequences," below. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

WITHDRAWAL AND SURRENDER RISKS. The Surrender Charge under the Policy applies for 10 Policy Years after the Policy is issued. An additional Surrender Charge will apply for 10 years from the date of any increase in the Basic Coverage. It is possible that you will receive no net Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (or terminate without value), because Surrender Charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse).

Withdrawals are not permitted in the first Policy Year, and we will reduce the Face Amount by the amount of a Withdrawal if Death Benefit Option A is in effect. A surrender or Withdrawal may have tax consequences.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the Accumulated Value over time because we subtract the amount of the loan from the subaccounts of the Variable Account and/or the Fixed Account as Collateral, and this Collateral does not participate in the investment performance of the subaccounts of the Variable Account, or receive any higher interest rate credited to the Fixed Account.

We reduce the amount we pay on the death of the last to die of the Insureds by the amount of any indebtedness. Your Policy may lapse if your indebtedness reduces the Cash Surrender Value to zero.

A loan may have tax consequences. In addition, if you surrender your Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent that it has not previously been taxed, will be added to any amount you receive and taxed accordingly.


PORTFOLIO COMPANY RISKS. A comprehensive discussion of the risks of each portfolio may be found in the prospectus for such portfolio. Please refer to the portfolios' prospectuses for more information. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, take a Withdrawal from the Policy, or transfer Accumulated Value under the Policy among the subaccounts of the Variable Account and the Fixed Account.

----------------------------------------------------------------------------------------------------------------------
TRANSACTION FEES
----------------------------------------------------------------------------------------------------------------------
CHARGE                      WHEN CHARGE IS       AMOUNT DEDUCTED - MAXIMUM         AMOUNT DEDUCTED - CURRENT CHARGE
                            DEDUCTED             GUARANTEED CHARGE
----------------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE -    Upon receipt of      3.4% of each premium payment      3.4% of each premium payment
PREMIUM TAX PORTION         each premium
                            payment
----------------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE -    Upon receipt of       7.0% of the premium up to the     During the first 10 Policy Years:
DISTRIBUTION PORTION        each premium         Target Premium(1), and 5.0% of    a deduction of 7.0% of the premium
                            payment              premium in excess of Target       up to the Target Premium(1), and
                                                 Premium                           4.0% of premium in excess of Target
                                                                                   Premium
                                                                                   After the first 10 Policy Years:
                                                                                   4.0% of all premiums
----------------------------------------------------------------------------------------------------------------------
Surrender Charge            Upon surrender or
                            lapse of the
                            Policy during the
                            first 10 Policy
                            Years or during
                            the 10 years
                            following an
                            increase in Basic
                            Coverage
Minimum and Maximum                              $2.40 to $50.00 per $1000 of      $2.40 to $50.00 per $1000 of
Charge(2)                                        initial or increased Basic        initial or increased Basic Coverage
                                                 Coverage

Charge for a male insured                        $10.00 per $1000 of Basic         $10.00 per $1000 of Basic Coverage
age 55 and female insured                        Coverage
age 50, both preferred
nonsmokers
----------------------------------------------------------------------------------------------------------------------
WITHDRAWAL FEES             Upon making a        Lesser of 2% of amount            Lesser of 2% of amounts withdrawn
                            Withdrawal           withdrawn or $25                  or $25
----------------------------------------------------------------------------------------------------------------------
TRANSFER FEES               Upon transfer        $25 per transfer in excess of     None
                                                 12 transfers in any one Policy
                                                 Year
----------------------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD(3)     At the end of each   2% annually of amount held as     1.3% annually of amount held as
                            Policy year or       Collateral                        Collateral
                            upon death,
                            surrender or
                            lapse, if earlier
----------------------------------------------------------------------------------------------------------------------
PROJECTION REPORT CHARGE    When report          $25 maximum in New York; no       $25
                            requested            guaranteed maximum elsewhere
----------------------------------------------------------------------------------------------------------------------

(1) The Target Premium is the premium used in the determination of the amount of the Premium Expense Charge. This amount is shown in each Policy and is discussed in Appendix B to this Prospectus.

(2) The Surrender Charge varies based on the Joint Age at issue or at the time of the increase. The minimum charge is based on a Joint Age of 15 or less; the maximum charge is based on a Joint Age of 90. Generally, after the first 5 Policy years, or five years after an increase, the charge declines linearly by month through the end of the 10th Policy Year, or the 10th year after the increase. Exceptions occur at higher Joint Ages in which the level period can be shorter than 5 years. Level periods also vary for New York Policies from Policies issued elsewhere. The Surrender Charges shown in the table may not be typical of the charges you will pay. Your Policy's data pages will indicate the charges applicable to your Policy. The Company or your agent will provide more detailed information about the Surrender Charges applicable to you at your request.

(3) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (6.0%, compounded annually) and the amount of interest we credit to the amount in your Collateral loan account (currently 4.7% compounded annually). After the 10th Policy year, we may, but are not obligated to, provide preferred loans in which the interest we charge you for the loan is 4.25% compounded annually, while we will credit your Collateral with interest of 4.0% compounded annually.

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.


-----------------------------------------------------------------------------------------------------------------------
PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------
CHARGE                          WHEN CHARGE IS DEDUCTED   AMOUNT DEDUCTED -          AMOUNT DEDUCTED - CURRENT CHARGE
                                                          GUARANTEED CHARGE
-----------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE:(4)           On the Date of Issue of
                                the Policy and on each
                                Monthly Policy Date

Minimum and Maximum Charge(5)                             $0.00004 to $58.01_per     $0.00001 to $18.48 per $1000 of
                                                          $1000 of Net Amount at     Net Amount at Risk per month
                                                          Risk per month
Charge for a male insured age                             $0.0043 per $1000 of Net   $0.0043 per $1000 of Net Amount
55, standard nonsmoker  and                               Amount at Risk per month   at Risk per month
female insured age 50
preferred nonsmoker, Policy
Year 1
-----------------------------------------------------------------------------------------------------------------------
VARIABLE ACCOUNT CHARGE         On the Date of Issue of   Annual rate of 0.90% of    During the first 10 Policy Years
                                the Policy and on each    the Accumulated Value in   (in all cases, percentages are of
                                Monthly Policy Date       the Variable Account       the Accumulated Value in the
                                                                                     variable Account):
                                                                                     Policies with Basic Coverage less
                                                                                     than $1 million: 0.90%
                                                                                     Policies with Basic Coverage from
                                                                                     $1 million to $3 million:
                                                                                     0.80%Policies with Basic Coverage
                                                                                     of $3 million or more: 0.75%
                                                                                     During the first 10 Policy Years:
                                                                                     Policies with Basic Coverage less
                                                                                     than $1 million: 0.35%
                                                                                     Policies with Basic Coverage from
                                                                                     $1 million to $3 million: 0.30%
                                                                                     Policies with Basic Coverage of
                                                                                     $3 million or more: 0.25%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------
CHARGE                          WHEN CHARGE IS DEDUCTED   AMOUNT DEDUCTED -          AMOUNT DEDUCTED - CURRENT CHARGE
                                                          GUARANTEED CHARGE
-----------------------------------------------------------------------------------------------------------------------
MONTHLY ADMINISTRATIVE          On the Date of Issue of
CHARGE(6)                       the Policy and on each
                                Monthly Policy Date

Minimum and Maximum Charge(7)                             $15.00 per month, plus     $7.50 per month to $15.00 per
                                                          from $0.08 to $0.09 per    month plus $0.09 per $1000 of
                                                          $1000 of Basic Coverage    Basic Coverage

Charge for a male insured age                             $15.00 per month, plus     $15.00 per month, plus $0.08 per
55, standard nonsmoker and                                $0.08 per $1000 of Basic   $1000 of Basic Coverage
female insured age 50                                     Coverage
preferred nonsmoker, Policy
Year 1
-----------------------------------------------------------------------------------------------------------------------
CHARGES FOR OPTIONAL BENEFITS:

Additional Protection           On the Date of Issue of
Benefit(4)                      the Policy and on each
                                Monthly Policy Date

Minimum and Maximum Charge(8)                             $0.013 to $64.20 per       $0.00001 to $18.48 per $1000 of
                                                          $1000 of Net Amount at     Net Amount at Risk per month
                                                          Risk per month

Charge for a male insured age                             $0.017 per $1000 of Net    $0.017 per $1000 of Net Amount at
55, standard nonsmoker and                                Amount at Risk per month   Risk per month
female insured age 50
preferred nonsmoker, Policy
Year 1
-----------------------------------------------------------------------------------------------------------------------
POLICY SPLIT OPTION             At the time the split     $200                       $200
                                option is exercised
-----------------------------------------------------------------------------------------------------------------------
ESTATE PRESERVATION RIDER(6)    On the Date of Issue of

                                the Policy and on each
                                Monthly Policy Date
                                thereafter

Minimum and Maximum Charge(9)                             $0.013 to $20.18 per       $0.01254 to $15.15 per month per
                                                          month per $1000 of net     $1000 of net amount of the
                                                          amount of the increase     increase in Death Benefit
                                                          in Death Benefit           provided by the Rider
                                                          provided by the Rider

Charge for a male insured age                             $0.017 per month per       $0.017 per month per $1000 of net
55, standard nonsmoker and                                $1000 of net amount of     amount of the increase in Death
female insured age 50                                     the increase in Death      Benefit provided by the Rider
preferred nonsmoker, Policy                               Benefit provided by the
Year 1                                                    Rider
-----------------------------------------------------------------------------------------------------------------------
TERM RIDER(6)                   On the Date of Issue of
                                the Policy and on each
                                Monthly Policy Date
                                thereafter

Minimum and Maximum Charge(10)                            $0.088 to $8.24 per        $0.018 to $8.24 per month per
                                                          month per $1000 of the     $1000 of the term insurance
                                                          term insurance coverage    coverage provided by the Rider
                                                          provided by the Rider
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------
CHARGE                          WHEN CHARGE IS DEDUCTED   AMOUNT DEDUCTED -          AMOUNT DEDUCTED - CURRENT CHARGE
                                                          GUARANTEED CHARGE
-----------------------------------------------------------------------------------------------------------------------
Charge for a male insured age                             $0.87 per month per        $0.137 per month per $1000 of net
55 standard nonsmoker, Policy                             $1000 of net amount of     amount of the term insurance
Year 1                                                    the term insurance         coverage provided by the Rider
                                                          coverage provided by the
                                                          Rider
-----------------------------------------------------------------------------------------------------------------------
GUARANTEED DEATH BENEFIT        On the Date of Issue of   $0.01 per $1000 of Face    $0.01 per $1000 of Face Amount
                                the Policy and on each    Amount per month           per month
                                Monthly Policy Date
                                thereafter
-----------------------------------------------------------------------------------------------------------------------
CONTINUING COVERAGE RIDER       On the Date of Issue of   $3.50 per $1000 of Net     $2.50 per $1000 of Net Amount at
                                the Policy and on each    Amount at Risk per month   Risk  per month
                                Monthly Policy Date
-----------------------------------------------------------------------------------------------------------------------
ENHANCED DEATH BENEFIT
RIDER(11)                                                 None                       None
-----------------------------------------------------------------------------------------------------------------------
AUTOMATIC INCREASE RIDER(11)    On the Date of Issue of   None                       None
                                the Policy and on each
                                Monthly Policy Date
-----------------------------------------------------------------------------------------------------------------------


(4) Cost of insurance charges vary based on each Insured's Issue Age, sex, Rate Class, the coverage's Duration, Net Amount at Risk, Face Amount, and whether the coverage is Basic Coverage or Additional Coverage, and the current cost of insurance charges also vary based on our expectations of future mortality experience. The Net Amount at Risk is the amount by which the Death Benefit under the Policy exceeds the Accumulated Value of the Policy. The cost of insurance charges shown in the table may not be typical of what you will pay. Your Policy's data page will indicate the guaranteed cost of insurance charges applicable to your Policy. We will also provide more detailed information concerning your charges at your request.


(5) The minimum guaranteed charge is based on two Insureds with the following characteristics: Issue Age 10, female, nonsmoker, in Policy Year 1; the minimum current charge occurs for 2 non-smokers with issue ages under 10 in Policy Year 5; the maximum guaranteed charge is based on two Insureds with the following characteristics Issue Age 80, male, standard smoker and Issue Age 70, standard smoker, in Policy Year 30; the maximum current charge is based on two Insureds with the following characteristics: Issue Age 20, male, standard smoker and Issue Age 21, ,male preferred smoker, in Policy Year 80.


(6) The charges shown in the table may not be typical of what you will pay. Your Policy's data page will indicate the guaranteed charges applicable to your Policy. The Company and/or your agent will provide more detailed information concerning your charges at your request.

(7) The guaranteed and current maximum charge applies during the first 10 Policy Years where both Insureds are smokers and the Joint Age is greater than 38; the maximum guaranteed charge for two nonsmoker Insureds is $15.00 per month plus $0.08 per $1000 of Basic Coverage; the minimum current charge of $7.50 per month applies to all Policies after Policy Year 10.


(8) The guaranteed minimum charge is based on two Insureds with the following characteristics: issue ages 8-11, female, in Policy year 1; the minimum current charge occurs for 2 non-smokers with issue ages under 10 in Policy Year 5; the maximum guaranteed charge occurs for most male/male combinations at the younger insured's attained age 99; the maximum current charge is based on two Insureds with the following characteristics: Issue Age 20, male, standard smoker and Issue Age 21, ,male preferred smoker, in Policy Year 80.

(9) The minimum guaranteed and current charge is based on two female Insureds who are both standard nonsmokers from 8 to 11 years old; the maximum guaranteed and current charge applies to two male nonsmoker Insureds, both issue age 90, in Policy Year 4.


(10) The minimum guaranteed charge is based on an Insured with the following characteristics: Issue Age 20, female, preferred nonsmoker, in Policy Year 1; the minimum current charge is based on Issue Age 30, female, preferred nonsmoker, in Policy Year 1; the maximum guaranteed and current charge is based on Issue Age 60, male, standard smoker, in Policy Year 21.

(11) There is no cost for the Enhanced Death Benefit Rider or the Automatic Increase Rider. However, to the extent either Rider results in an increase in Death Benefit, the Net Amount at Risk will be higher than if the Rider did not apply, and the Cost of Insurance Charges will be commensurately higher.


The next 2 tables describe the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2005. The expense of the portfolios may be higher or lower in the future. More details concerning each portfolio's fees and expenses are contained in the prospectus for each portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets):


-----------------------------------------------------------------------------------------------
                                                                      Minimum           Maximum
-----------------------------------------------------------------------------------------------
Total Annual  Portfolio  Operating  Expenses (total of all expenses    0.10%             2.10%
that are deducted from portfolio assets including  management fees,
12b-1 fees and other expenses).
-----------------------------------------------------------------------------------------------

The annual expenses as of December 31, 2005 (unless otherwise noted) of each individual portfolio company, before any fee waivers or expense reimbursements, are shown below.(1)

PORTFOLIO                                                                MANAGEMENT   12B-1       OTHER      GROSS
                                                                         FEE          FEES(2)     EXPENSES   TOTAL ANNUAL
                                                                                                             EXPENSES
Sentinel Variable Products Trust
     Balanced Fund                                                       0.55%        0.00%       0.33%      0.88%(3)
     Bond Fund                                                           0.40%        0.00%       0.31%      0.71%(3)
     Common Stock Fund                                                   0.40%        0.00%       0.27%      0.67%(3)
     Growth Index Fund                                                   0.30%        0.00%       1.59%      1.89%(3)
     Mid Cap Growth Fund                                                 0.48%        0.00%       0.33%      0.81%(3)
     Money Market Fund                                                   0.25%        0.00%       0.31%      0.56%(3)
     Small Company Fund                                                  0.41%        0.00%       0.31%      0.72%(3)
AIM Variable Insurance Funds
     AIM V.I. Dynamics Fund - Series I Shares                            0.75%        0.00%       0.42%      1.17%(3)
     AIM V.I. Global Health Care Fund- Series I Shares                   0.75%        0.00%       0.33%      1.08%(3)
     AIM V.I. Technology Fund- Series I Shares                           0.75%        0.00%       0.37%      1.12%(3)
The Alger American Fund
     Alger American Growth Portfolio - Class O Shares                    0.75%        0.00%       0.06%      0.81%
     Alger American Leveraged AllCap Portfolio - Class O Shares          0.85%        0.00%       0.06%      0.91%
     Alger American Small Capitalization Portfolio - Class O Shares      0.85%        0.00%       0.06%      0.91%
American Century Variable Portfolios, Inc.
     VP Income & Growth Portfolio                                        0.70%        0.00%       0.00%      0.70%
     VP Value Portfolio                                                  0.93%        0.00%       0.00%      0.93%
     VP Ultra(R) Portfolio                                               1.00%        0.00%       0.01%      1.01%
     VP Vista Portfolio                                                  1.00%        0.00%       0.01%      1.01%
     VP International Portfolio                                          1.23%        0.00%       0.00%      1.23%
     VP Inflation Protection Portfolio                                   0.49%        0.00%       0.01%      0.50%
Dreyfus Variable Investment Fund
     DVIF Appreciation Portfolio - Initial Shares                        0.75%        0.00%       0.05%      0.80%
     DVIF Developing Leaders Portfolio - Initial Shares                  0.75%        0.00%       0.06%      0.81%
     DVIF Quality Bond Portfolio - Initial Shares                        0.65%(3)     0.00%       0.10%      0.75%
Dreyfus Socially Responsible Growth Fund, Inc.                           0.75%        0.00%       0.06%      0.81%
Fidelity(R) Variable Insurance Products Initial Class
     Contrafund(R) Portfolio                                             0.57%        0.00%       0.09%      0.66%(3)
     Equity Income Portfolio                                             0.47%        0.00%       0.09%      0.56%(3)
     Growth Portfolio                                                    0.57%        0.00%       0.10%      0.67%(3)
     High Income Portfolio                                               0.57%        0.00%       0.13%      0.70%
     Index 500 Portfolio                                                 0.10%        0.00%       0.00%      0.10%(3),(7)
     Investment Grade Bond Portfolio                                     0.36%        0.00%       0.13%      0.49%
     Mid Cap Portfolio                                                   0.57%        0.00%       0.12%      0.69%(3)
     Overseas Portfolio                                                  0.72%        0.00%       0.17%      0.89%(3)

PORTFOLIO                                                                MANAGEMENT   12B-1       OTHER      GROSS
                                                                         FEE          FEES(2)     EXPENSES   TOTAL ANNUAL
                                                                                                             EXPENSES
Franklin Templeton Variable Insurance Products Trust
     Class 2 shares, Mutual Shares Securities Fund                       0.60%        0.25%(5)    0.18%      1.03%
     Class 2 shares, Franklin Small Cap Value Securities Fund            0.52%        0.25%(5)    0.17%      0.94%(3)
     Class 2 shares,  Franklin  Small-Midcap  Growth  Securities Fund
     (formerly Class 2 shares, Franklin Small Cap Fund)                  0.48%        0.25%(5)    0.28%      1.01%(3)
     Class 2 shares, Templeton Foreign Securities Fund                   0.65%        0.25%       0.17%      1.07%(3)
     Class 2 shares, Franklin Real Estate Fund                           0.47%(4)     0.25%(5)    0.02%      0.74%
J.P. Morgan Series Trust II
     JPMorgan International Equity Portfolio                             0.60%        0.00%       0.60%      1.20%
     JPMorgan Small Company Portfolio                                    0.60%        0.00%       0.55%      1.15%
Neuberger Berman Advisers Management Trust
     I Class, Partners Portfolio                                         0.83%        0.00%       0.07%      0.90%(3)
     I Class, Mid Cap Growth Portfolio                                   0.83%        0.00%       0.10%      0.93%(3)
     S Class, Fasciano Portfolio                                         1.15%        0.25%       0.70%      2.10%(3)
     I Class Limited Maturity Bond Portfolio                             0.65%        0.00%       0.10%      0.75%(3)
Scudder Variable Series II
     Class B shares, DWS Dreman High Return Equity VIP                   0.73%        0.25%       0.19%      1.17%(3)
     Class B shares, DWS Dreman Small Cap Value VIP                      0.75%        0.25%       0.19%      1.19%(3)
T. Rowe Price Equity Series, Inc.
     Blue Chip Growth Portfolio II                                       0.85%        0.25%       0.00%      1.10%
     Equity Income Portfolio II                                          0.85%        0.25%       0.00%      1.10%
     Health Sciences Portfolio II                                        0.95%        0.25%       0.00%      1.20%
Wells Fargo Variable Trust
     Wells Fargo Advantage VT Discovery Fund                             0.75%        0.25%       0.22%      1.22%(6)
     Wells Fargo Advantage VT Opportunity Fund                           0.72%        0.25%       0.20%      1.17%(6)

(1) The portfolio fees and expenses used to prepare the table above, and the example below, were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown. In addition, certain portfolios may impose a redemption fee of no more than 2% of the amount of portfolio shares redeemed. We may be required to implement a portfolio's redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each portfolio's prospectus.

(2) Our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain portfolio assets attributable to the Contracts for providing distribution and shareholder support services to some portfolios.


(3) Certain of the portfolios receive voluntarily and/or contractual waivers of fees and/or reimbursements of expenses from their investment advisers or other affiliates. However, there may be no legal obligation to continue these arrangements for any particular period of time. We are aware that
      (1) a National Life affiliate has committed to maintain the reimbursement arrangements for the named Sentinel Variable Products Funds until at least December 31, 2006, (2) A I M Advisors, Inc. has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses for the AIM V.I. Dynamics, Global Health Care, and Technology Funds-Series I to 1.30% (excluding certain expenses) through April 30, 2007 and to waive a portion of its advisory fees for the AIM V.I. Dynamics and Global Health Care Funds-Series I from January 1, 2005 through June 30, 2006, (3) The Dreyfus Corporation has agreed to waive receipt of a portion of the Fund's management fee, in the amount of .15 of 1% of the Quality Bond Portfolio's average daily assets, until June 30, 2006, (4) pursuant to their respective agreements with DWS Variable Series II, the investment manager, the underwriter, and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the Class B shares of the DWS Dreman High Return Equity VIP and the DWS Dreman Small Cap Value VIP to 1.27% and 1.24%, respectively,
      (5) a portion of the brokerage commission the Fidelity Contrafund, Equity-Income, Growth, Mid Cap and Overseas Portfolios pay may be reimbursed and used to reduce the Portfolio's expense; and through arrangements with the Portfolio's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fidelity Contrafund, Growth, Mid Cap and Overseas Portfolios' custodian expenses, management fees for the Index 500 Portfolio have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses), this limit is contractual and may not be increased without approval of the Portfolio's shareholders and Board of Trustees, (6) the Franklin Small-Mid Cap Growth Securities, Franklin Small Cap Value Securities and Templeton Foreign Securities Funds' manager has agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund, which is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission, (7) Neuberger Berman Management, Inc. ("NBMI") has undertaken through December 31, 2009 to waive fees and/or reimburse certain operating expenses, excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.00% of the average daily net asset value of the Limited Maturity Bond, Mid-Cap Growth and Partners Portfolios; 1.40% for the Fasciano Portfolio and (8) Wells Fargo Funds Management, LLC has committed to maintain the waiver/reimbursement arrangements for the Wells Fargo Advantage VT Discovery and VT Opportunity Funds through April 30, 2007. If these arrangements are terminated, the affected portfolio's expenses may increase. Taking these waiver/reimbursement arrangements into account, annual operating expenses of those portfolios having such arrangements are shown below.

PORTFOLIO                                                          NET TOTAL ANNUAL EXPENSES
Sentinel Variable Products Trust
    Balanced Fund                                                            0.79%
    Bond Fund                                                                0.67%
    Common Stock Fund                                                        0.65%
    Growth Index Fund                                                        0.60%
    Mid Cap Growth Fund                                                      0.79%
    Money Market Fund                                                        0.40%
    Small Company Fund                                                       0.70%
AIM Variable Insurance Funds
   AIM V.I. Dynamics Fund - Series I Shares                                  1.16%
Dreyfus Variable Investment Fund
   DVIF Quality Bond Portfolio - Initial Shares                              0.60%
Fidelity(R) Variable Insurance Products Initial Class
   Contrafund(R) Portfolio                                                   0.64%
   Equity Income Portfolio                                                   0.55%
   Growth Portfolio                                                          0.63%
   Mid Cap Portfolio                                                         0.64%
   Overseas Portfolio                                                        0.82%
Franklin Templeton Variable Insurance Products Trust
   Class 2 shares, Franklin Small Cap Value Securities  Fund                 0.89%
   Class 2 shares, Franklin Small-Midcap Growth Securities Fund              0.99%
   Class 2 shares, Templeton Foreign Securities Fund                         1.02%
Neuberger Berman Advisers Management Trust
   S Class, Fasciano Portfolio                                               1.41%
Wells Fargo Variable Trust
   Wells Fargo Advantage VT Discovery Fund                                   1.15%
   Wells Fargo Advantage VT Opportunity Fund                                 1.07%

(4) The Franklin Real Estate Fund's administration fee is paid indirectly through the management fee.

(5) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(6) Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Wells Fargo Advantage VT Discovery and VT Opportunity Funds are based on estimates for the current fiscal year.

(7) The annual class operating expenses for the Index 500 Portfolio are based on historical expenses adjusted to reflect current fees.


For information concerning compensation paid in connection with the sale of the Policies, see "Distribution of the Policies."

                       NATIONAL LIFE AND THE FIXED ACCOUNT


National Life

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company.

The Fixed Account

You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our Fixed Account. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We credit interest on Net Premiums and Accumulated Value allocated to the Fixed Account at rates we declare. These rates will not be less than 4%. The principal, after deductions, is also guaranteed.

We own the assets in the Fixed Account, and use these assets to support our insurance and annuity obligations other than those funded by separate account investments. These assets are subject to National Life's general liabilities from business operations.

We have not registered the Fixed Account with the Securities and Exchange Commission ("SEC"), and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

We may credit the non-loaned Accumulated Value in the Fixed Account with current rates in excess of the 4% minimum guarantee, but we are not obligated to do so. We have no specific formula for determining specific interest rates. Since we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on such amounts will remain in effect for twelve months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). We will determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account will not share in the investment performance of our Fixed Account. We currently intend to credit interest on non-loaned Accumulated Value in the Fixed Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except in New York and Texas. We may in our sole discretion, upon prior notice to Owners, decide not to credit the enhancement.

Amounts deducted from the non-loaned Accumulated Value in the Fixed Account for Withdrawals, Policy loans, transfers to the Variable Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

TRANSFERS FROM THE FIXED ACCOUNT. We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the Fixed Account to any or all of the subaccounts of the Variable Account. The amount you transfer from the Fixed Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1000. We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office.

                     THE VARIABLE ACCOUNT AND THE PORTFOLIOS


The Variable Account

The Variable Account is a separate investment account established under Vermont law to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. We own the Variable Account's assets, and we are obligated to pay all amounts we promise to pay under the Policies.

The Variable Account's assets are held separate from our other assets and are not part of our Fixed Account. Income, gains and losses, whether or not realized, from assets allocated to the Variable Account will be credited or charged against the Variable Account without regard to our other income, gains or losses. Income, gains, and losses credited to, or charged against, a subaccount reflect the subaccount's own investment performance and not the investment performance of our other assets. As a result, the portion of the Variable Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Variable Account will not be exposed to liabilities arising out of any other business that we may conduct. If the Variable Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our Fixed Account.

The subaccounts of the Variable Account purchase and redeem shares of the portfolios at net asset value. Any dividend and capital gain distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

If investment in one or more portfolios is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any reason, in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, we may close Subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our sole discretion. Portfolios, which sell their shares to the Subaccounts under participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

We reserve the right to make other structural and operational changes affecting the Variable Account. See "Addition, Deletion, or Substitution of Investments."

The Portfolios

The Variable Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company.


Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.


The following table provides certain information on each portfolio, including its fund type, and its investment adviser (and subadviser, if applicable). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR INVESTMENT OBJECTIVE(S). You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference. You should know that during extended periods of low interest rates, the yields of the Sentinel Variable Products Trust Money Market Fund may also become extremely low and possibly negative.

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                            TYPE OF FUND                 INVESTMENT ADVISER                 SUBADVISER
------------------------------------------------------------------------------------------------------------------------------------
Sentinel Variable Products Trust:
------------------------------------------------------------------------------------------------------------------------------------
   Common Stock Fund                                 Large Value Equity           Sentinel Asset Management, Inc.    None
------------------------------------------------------------------------------------------------------------------------------------
   Growth Index Fund(1)                              Index Equity                 Sentinel Asset Management, Inc.    None
------------------------------------------------------------------------------------------------------------------------------------
   Mid Cap Growth Fund                               Mid Cap Growth Equity        Sentinel Asset Management, Inc.    None
------------------------------------------------------------------------------------------------------------------------------------
   Money Market Fund                                 Money Market                 Sentinel Asset Management, Inc.    None
------------------------------------------------------------------------------------------------------------------------------------
   Small Company Fund                                Small Blend Equity           Sentinel Asset Management, Inc.    None
------------------------------------------------------------------------------------------------------------------------------------
   Bond Fund                                         Investment-Grade Bond        Sentinel Asset Management, Inc.    None
------------------------------------------------------------------------------------------------------------------------------------
   Balanced Fund                                     Hybrid Equity and Debt       Sentinel Asset Management, Inc.    None
------------------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds, Inc.:
------------------------------------------------------------------------------------------------------------------------------------
   AIM V.I. Dynamics Fund - Series I Shares          Mid Cap Growth Equity        A I M Advisors, Inc.               None
------------------------------------------------------------------------------------------------------------------------------------
   AIM V.I. Global Health Care Fund - Series I       Sector Equity                A I M Advisors, Inc.               None
   Shares
------------------------------------------------------------------------------------------------------------------------------------
   AIM V.I. Technology Fund - Series I Shares        Sector Equity                A I M Advisors, Inc.               None
------------------------------------------------------------------------------------------------------------------------------------
The Alger American Fund:
------------------------------------------------------------------------------------------------------------------------------------
   Growth Portfolio - Class O Shares                 Large Growth Equity          Fred Alger Management, Inc.        None
------------------------------------------------------------------------------------------------------------------------------------
   Leveraged AllCap Portfolio - Class O Shares       Growth Equity                Fred Alger Management, Inc.        None
------------------------------------------------------------------------------------------------------------------------------------
   Small Capitalization Portfolio - Class O Shares   Small Growth Equity          Fred Alger Management, Inc.        None
------------------------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.:
------------------------------------------------------------------------------------------------------------------------------------
   VP Income & Growth Portfolio                      Large Value Equity           American Century Investment        None
                                                                                  Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   VP Value Portfolio                                Mid Cap Value Equity         American Century Investment        None
                                                                                  Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   VP Ultra(R) Portfolio                             Large Growth Equity          American Century Investment        None
                                                                                  Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   VP Vista Portfolio                                Mid Cap Growth Equity        American Century Investment        None
                                                                                  Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   VP International Portfolio                        International Equity         American Century Global            None
                                                                                  Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   VP Inflation Protection Portfolio                 Fixed Income                 American Century Investment        None
                                                                                  Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund
------------------------------------------------------------------------------------------------------------------------------------
    Appreciation Portfolio                           Large Blend                  The Dreyfus Corporation            Fayez Sarofim &
                                                                                                                     Co.
------------------------------------------------------------------------------------------------------------------------------------
    Developing Leaders Portfolio                     Aggressive Growth            The Dreyfus Corporation            None
------------------------------------------------------------------------------------------------------------------------------------
    Quality Bond Portfolio                           Investment Grade Bond        The Dreyfus Corporation            None
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Socially Responsible Growth Fund, Inc.       Large Cap Growth             The Dreyfus Corporation            None
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R)Variable Insurance Products Initial
Class:
------------------------------------------------------------------------------------------------------------------------------------
   Equity-Income Portfolio                           Large Value Equity           Fidelity Management & Research     None
                                                                                  Company
------------------------------------------------------------------------------------------------------------------------------------
   Growth Portfolio                                  Large Growth Equity          Fidelity Management & Research     None
                                                                                  Company
------------------------------------------------------------------------------------------------------------------------------------
   High Income Portfolio                             Below Investment Grade Bond  Fidelity Management & Research     None
                                                                                  Company
------------------------------------------------------------------------------------------------------------------------------------
   Overseas Portfolio                                International Equity         Fidelity Management & Research     FMR U.K., FMR
                                                                                  Company                            Far East, and
                                                                                                                     Fidelity
                                                                                                                     International
                                                                                                                     Investment
                                                                                                                     Advisers;
                                                                                                                     Fidelity
                                                                                                                     Investments
                                                                                                                     Japan Limited
------------------------------------------------------------------------------------------------------------------------------------
   Contrafund(R) Portfolio                           Large Growth Equity          Fidelity Management & Research     None
                                                                                  Company
------------------------------------------------------------------------------------------------------------------------------------
   Index 500 Portfolio                               Index Equity                 Fidelity Management & Research     Geode Capital
                                                                                  Company                            Management, LLC
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                            TYPE OF FUND                 INVESTMENT ADVISER                 SUBADVISER
------------------------------------------------------------------------------------------------------------------------------------
   Investment Grade Bond Portfolio                   Investment Grade Bond        Fidelity Management & Research     None
                                                                                  Company
------------------------------------------------------------------------------------------------------------------------------------
   Mid Cap Portfolio                                 Mid Cap Blend                Fidelity Management & Research     None
                                                                                  Company
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance Products Trust
------------------------------------------------------------------------------------------------------------------------------------
  Class 2 shares, Mutual Shares Securities Fund      Mid Cap Value                Franklin Mutual Advisors, LLC      None
------------------------------------------------------------------------------------------------------------------------------------
Class 2 shares, Franklin Small Cap Value Securities  Small Cap Value              Franklin Advisory Services, LLC    None
Fund
------------------------------------------------------------------------------------------------------------------------------------
Class 2 shares, Franklin Small-Midcap Growth         Small-Mid Cap Growth         Franklin Advisors, Inc.            None
Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Class 2 shares, Templeton Foreign Securities Fund    Foreign                      Templeton Investment Counsel, LLC  None
------------------------------------------------------------------------------------------------------------------------------------
Class 2 shares, Franklin Real Estate Fund            Sector Equity                Franklin Advisors, Inc.            None
------------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Series Trust II:
------------------------------------------------------------------------------------------------------------------------------------
   JPMorgan International Equity Portfolio           International Equity         J.P. Morgan Investment             None
                                                                                  Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
   JPMorgan Small Company Portfolio                  Small Cap Blend Equity       J.P. Morgan Investment             None
                                                                                  Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Advisers Management Trust
------------------------------------------------------------------------------------------------------------------------------------
   I Class, Partners Portfolio                       Large Value                  Neuberger Berman Management, Inc.  None
------------------------------------------------------------------------------------------------------------------------------------
   I Class, Mid Cap Growth Portfolio                 Mid Cap Growth Equity        Neuberger Berman Management, Inc.  None
------------------------------------------------------------------------------------------------------------------------------------
   S Class, Fasciano Portfolio                       Small Cap Blend              Neuberger Berman Management, Inc.  None
------------------------------------------------------------------------------------------------------------------------------------
   I Class, Limited Maturity Bond Portfolio          Short-Term                   Neuberger Berman Management, Inc.  None
------------------------------------------------------------------------------------------------------------------------------------
Scudder Variable Series II:
------------------------------------------------------------------------------------------------------------------------------------
   Class B shares, Dreman High Return Portfolio      Large Value                  Deutsche Investment Management     Dreman Value
                                                                                  Americas, Inc.                     Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
Class B shares, Dreman Small Cap Value Portfolio     Small Cap Value              Deutsche Investment Management     Dreman Value
                                                                                  Americas, Inc.                     Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     Equity Income Portfolio II                      Large Value                  T. Rowe Price Associates, Inc.     None
------------------------------------------------------------------------------------------------------------------------------------
     Blue Chip Growth Portfolio II                   Large Growth                 T. Rowe Price Associates, Inc.     None
------------------------------------------------------------------------------------------------------------------------------------
     Health Sciences Portfolio II                    Sector Equity                T. Rowe Price Associates, Inc.     None
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Variable Trust
------------------------------------------------------------------------------------------------------------------------------------
     Wells Fargo Advantage VT Discovery Fund         Mid Cap Growth Equity        Wells Fargo Funds Management, LLC  Wells Capital
                                                                                                                     Management,
                                                                                                                     Incorporated
------------------------------------------------------------------------------------------------------------------------------------
     Wells Fargo Advantage VT Opportunity Fund       Mid Cap Blend                Wells Fargo Funds Management, LLC  Wells Capital
                                                                                                                     Management,
                                                                                                                     Incorporated
------------------------------------------------------------------------------------------------------------------------------------


(1) On or about October 28, 2005, National Life filed an application with the Securities and Exchange Commission seeking an order to approve a substitution of shares of the Fidelity VIP Index 500 Portfolio for shares of the SVPT Growth Index Fund. If the appropriate approvals are obtained, the substitution is expected to occur later this year. After the substitution, the Sentinel Variable Products Growth Index Fund will no longer be an available investment option. Between October 28, 2005 until the date of the proposed substitution, you may make one transfer of all amounts under your Contract invested in the SVPT Growth Index Fund to another subaccount available under your Contract without that transfer counting as a "free" transfer permitted under the Contract. If the proposed substitution is carried out, each Contract owner affected by the substitution will be sent a written notice informing them of the fact and details of the substitution.

These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios may be lower or higher than the investment performance of these other, publicly available portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.


National Life may receive compensation from the investment adviser of a portfolio (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to such portfolio and its availability under the Policies. The amount of this compensation is based on a percentage of the assets of the portfolio attributable to the Policies and other policies issued by National Life. These percentages differ, and some advisers (or affiliates) may pay us more than others. In 2005, including the 12b-1 fees included in the next paragraph, the percentages ranged from 0.05% to 0.25%, and the dollar amounts received ranged from $65 to $8,125 per adviser. For more information on the compensation we receive, see "Contractual Arrangement between National Life and the Funds Investment Advisors or Distributors" in the Statement of Additional Information.

Our affiliate, Equity Services, Inc. ("ESI"), the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets for providing distribution and shareholder support services to some of the portfolios. Because 12b-1 fees are paid out of a portfolio's assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.


Addition, Deletion or Substitution of Investments

Where permitted by applicable law, we may make certain changes to the structure or operation of the Variable Account, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required. These changes include, among others:

1) making changes in the form of the Variable Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

(i)   operating the Variable Account as a management company under the 1940 Act
(ii) deregistering the Variable Account under the 1940 Act if registration is no longer required
(iii) combining or substituting separate accounts
(iv) transferring the assets of the Variable Account to another separate account or to the Fixed Account
(v) making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or
(vi) making other technical changes in the Policy to conform with any action described herein;

2) if in our judgment a Portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, substituting shares of another investment portfolio for shares of such Portfolio (the new Portfolio may have higher fees and expenses than the ones they replaced);

3) eliminating, combining or substituting subaccounts and establish new subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new subaccounts may not be available in all classes of Policies);

4) transferring assets from a subaccount to another subaccount or separate account if the transfer in our judgment would best serve interests of Policy Owners or would be appropriate in carrying out the purposes of the Policies; and

5) modifying the provisions of the Policies to comply with applicable laws.

If the underlying Portfolio in which a subaccount invests is unaffiliated with us, and your Policy has Accumulated Value in that subaccount when it is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the subaccount or subaccounts (or the Fixed Account) to which the Accumulated Value in that subaccount should be transferred. If you do not name a new subaccount, then we will use the Money Market Subaccount. If the underlying Portfolio in which such a subaccount invests is affiliated with us, we will not eliminate such subaccount without first obtaining a substitution order from the SEC. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

Voting Portfolio Shares

Even though we are the legal owner of the Portfolio shares held in the Variable Account, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, as long as such action is required by law.

Before a vote of a Portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of full and fractional Portfolio shares that corresponds to the amount of Accumulated Value you have in the subaccount investing in that Portfolio (as of a date set by the Portfolio). The number of Fund shares attributable to each Owner is determined by dividing the Owner's interest in each subaccount by the net asset value of the Fund corresponding to the subaccount.

 If we do not receive voting instructions on time from some Owners, we will vote those shares "for" or "against" the proposal or abstain from voting on the proposal in the same percentages as the voting instructions we received on time. Should Federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain voting instructions of Owners. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.

Net Investment Return of the Variable Account


The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the Subaccounts of the Variable Account since the inception of the Subaccounts through December 31, 2005.


The net investment returns reflect investment income and capital gains and losses less investment management fees and other expenses for the Portfolios and the maximum Variable Account Charge. The returns do not reflect the Cost of Insurance Charge, the Premium Expense Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.

Returns are not annualized for periods under one year.

STATEMENT OF NET INVESTMENT RETURNS


                                                                          For the year ended December 31,
Subaccount                              Subaccount   2005    2004    2003     2002     2001     2000    1999    1998   1997  1996
                                        Effective
                                           Date
                                        -----------------------------------------------------------------------------------------
Sentinel
       Common Stock                      05/04/98    6.68%   8.68%  30.26%  -18.07%   -8.92%    8.81%   2.04%   1.09%  N/A   N/A
       Mid Cap Growth                    05/04/98    2.84%  11.33%  40.59%  -24.77%  -24.94%   -1.77%  37.57%   4.89%  N/A   N/A
       Small Company                     05/04/98    7.24%  14.88%  38.20%  -14.69%    4.41%   37.22%  14.88%  -4.64%  N/A   N/A
       Growth Index                      12/01/00    2.07%   4.41%  22.87%  -24.72%  -14.21%   -5.16%     N/A     N/A  N/A   N/A
       Balanced                          05/04/98    4.70%   6.48%  22.63%  -11.06%   -7.85%    7.78%   0.00%   3.27%  N/A   N/A
       Bond                              05/04/98    1.00%   3.71%   4.91%    8.12%    6.44%    8.61%  -4.17%   4.92%  N/A   N/A
       Money Market                      05/04/98    1.93%   0.06%  -0.15%    0.43%    2.79%    5.17%   3.97%   2.55%  N/A   N/A

                                                                          For the year ended December 31,
Subaccount                              Subaccount   2005    2004    2003     2002     2001     2000    1999    1998   1997  1996
                                        Effective
                                           Date
                                        -----------------------------------------------------------------------------------------
Alger
       Alger American Growth             12/01/00   11.03%   4.56%  33.96%  -33.59%  -12.60%   -0.49%     N/A     N/A  N/A   N/A
       Alger American Leveraged AllCap   12/01/00   13.43%   7.22%  33.52%  -34.50%  -16.68%   -1.75%     N/A     N/A  N/A   N/A
       Alger American Small
       Capitalization                    12/01/00   15.84%  15.53%  41.07%  -26.88%  -30.14%    5.10%     N/A     N/A  N/A   N/A
American Century Variable Portfolios,
Inc.
       VP Income & Growth                05/04/98    3.70%  11.98%  28.20%  -20.09%   -9.17%  -11.41%  16.97%   8.23%  N/A   N/A
       VP Value                          05/04/98    4.10%  13.31%  27.81%  -13.40%   11.82%   17.09%  -1.73%  -6.84%  N/A   N/A
       VP Ultra(R)                       05/01/04    1.25%   7.58%     N/A      N/A      N/A      N/A     N/A     N/A  N/A   N/A
       VP Vista                          05/01/04    7.17%   8.06%     N/A      N/A      N/A      N/A     N/A     N/A  N/A   N/A
       VP International                  05/01/04   12.24%  12.94%     N/A      N/A      N/A      N/A     N/A     N/A  N/A   N/A
       VP Inflation Protection           05/01/04    0.91%   5.30%     N/A      N/A      N/A      N/A     N/A     N/A  N/A   N/A
Dreyfus
       Dreyfus Appreciation              05/01/04    3.45%   3.18%     N/A      N/A      N/A      N/A     N/A     N/A  N/A   N/A
       Dreyfus Developing Leaders        05/01/04    4.86%   8.95%     N/A      N/A      N/A      N/A     N/A     N/A  N/A   N/A
       Dreyfus Quality Bond              05/01/04    1.56%   4.20%     N/A      N/A      N/A      N/A     N/A     N/A  N/A   N/A
       Dreyfus Socially Responsible
       Growth                            12/01/00    2.69%   5.26%  24.88%  -29.58%  -23.27%   -1.25%     N/A     N/A  N/A   N/A
Fidelity(R)
       Contrafund(R)                     05/04/98   15.89%  14.45%  27.32%  -10.16%  -13.03%   -7.46%  23.15%  12.50%  N/A   N/A
       Equity Income                     11/30/00    4.92%  10.53%  29.17%  -17.69%   -5.80%    3.32%     N/A     N/A  N/A   N/A
       Growth                            05/04/98    4.85%   2.46%  31.66%  -30.73%  -18.38%  -11.77%  36.21%  19.38%  N/A   N/A
       High Income                       05/04/98    1.78%   8.62%  26.13%    2.52%  -12.52%  -23.17%   7.19% -10.59%  N/A   N/A
       Index 500                         05/04/98    3.89%   9.63%  27.26%  -22.94%  -12.88%  -10.11%  19.44%   9.70%  N/A   N/A
       Investment Grade Bond             11/30/00    1.28%   3.52%   4.27%    9.36%    7.50%    1.03%     N/A     N/A  N/A   N/A
       Overseas                          11/30/00   17.98%  12.62%  42.09%  -20.99%  -21.87%   -0.64%     N/A     N/A  N/A   N/A
       Mid Cap                           05/01/04   17.25%  22.69%     N/A      N/A      N/A      N/A     N/A     N/A  N/A   N/A
Franklin Templeton
       Mutual Shares Securities          05/01/04    9.57%   9.71%     N/A      N/A      N/A      N/A     N/A     N/A  N/A   N/A
       Franklin Small Cap Value
       Securities                        05/01/04    7.80%  20.08%     N/A      N/A      N/A      N/A     N/A     N/A  N/A   N/A
       Franklin Small-Midcap Growth
       Securities                        05/01/04    3.85%   9.54%     N/A      N/A      N/A      N/A     N/A     N/A  N/A   N/A
       Templeton Foreign Securities      05/01/04    9.19%  15.40%     N/A      N/A      N/A      N/A     N/A     N/A  N/A   N/A
       Class 2 Franklin Real Estate      05/01/04   12.46%  35.85%     N/A      N/A      N/A      N/A     N/A     N/A  N/A   N/A
AIM
       V.I. Dynamics                     12/01/00    9.73%  12.33%  36.59%  -32.51%  -31.75%    2.37%     N/A     N/A  N/A   N/A
       V.I. Global Health Care           12/01/00    7.18%   6.61%  26.64%  -25.13%  -13.37%    3.94%     N/A     N/A  N/A   N/A
       V.I. Technology                   12/01/00    1.26%   3.70%  43.99%  -47.32%  -46.31%   -4.82%     N/A     N/A  N/A   N/A
J.P. Morgan
       International Equity              05/04/98    9.71%  17.31%  31.26%  -19.04%  -19.86%  -16.59%  35.44%  -9.91%  N/A   N/A
       Small Company                     05/04/98    2.49%  26.04%  34.76%  -22.35%   -8.85%  -12.11%  43.11% -17.05%  N/A   N/A
Neuberger Berman
       Partners                          05/04/98   16.99%  17.91%  33.88%  -24.82%   -3.69%   -0.20%   6.41%  -7.54%  N/A   N/A
       Mid Cap Growth                    05/01/04   12.73%  15.20%     N/A      N/A      N/A      N/A     N/A     N/A  N/A   N/A
       Fasciano                          05/01/04    1.98%   9.47%     N/A      N/A      N/A      N/A     N/A     N/A  N/A   N/A
       Limited Maturity Bond             05/01/04    0.54%  -0.27%     N/A      N/A      N/A      N/A     N/A     N/A  N/A   N/A

                                                                          For the year ended December 31,
Subaccount                              Subaccount   2005    2004    2003     2002     2001     2000    1999    1998   1997  1996
                                        Effective
                                           Date
                                        -----------------------------------------------------------------------------------------
Scudder
       Dreman High Return Equity         05/01/04    6.55%  12.36%     N/A      N/A      N/A      N/A     N/A     N/A  N/A   N/A
       Dreman Small Cap Value            05/01/04    8.80%  19.31%     N/A      N/A      N/A      N/A     N/A     N/A  N/A   N/A
Wells Fargo
       Wells Fargo Advantage VT
       Discovery                         05/04/98    8.62%  18.09%  33.02%  -38.10%  -31.39%  -15.60%  88.19%  15.22%  N/A   N/A
       Wells Fargo Advantage VT
       Opportunity                       05/04/98    6.92%  17.17%  35.78%  -27.47%   -4.56%    5.65%  33.70%  -4.68%  N/A   N/A
T. Rowe Price
       Blue Chip Growth Portfolio II)    05/01/04    4.70%   7.91%     N/A      N/A      N/A      N/A     N/A     N/A  N/A   N/A
       Equity Income (Portfolio II)      05/01/04    2.77%  12.15%     N/A      N/A      N/A      N/A     N/A     N/A  N/A   N/A
       Health Sciences (Portfolio II)    05/01/04   12.14%   3.65%     N/A      N/A      N/A      N/A     N/A     N/A  N/A   N/A

                                   THE POLICY


We describe our basic Policy below. There may be differences in your Policy (such as differences in fees, charges, and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Please consult your Policy for its specific terms.

Purchasing a Policy


To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of ESI or a broker/dealer having a Selling Agreement with ESI. If you do not pay the Minimum Initial Premium with your written application, it must be paid when the Policy is delivered. If the premium paid is less than the Minimum Initial Premium, the balance of the Minimum Initial Premium must be received within five days, or all premiums will be refunded. Premium Payments made prior to Policy issue are deposited into the Money Market Subaccount; if a Policy is issued, the Owner will earn the interest earned in the Money Market Subaccount from the date of deposit. Policies are issued after all required information is submitted and underwriting has been completed.


The minimum amount of Basic Coverage of a Policy under our rules is $100,000.We may revise our rules from time to time to specify a different minimum amount of Basic Coverage for subsequently issued Policies. A Policy will be issued only on two Insureds each of whom has an Issue Age from 0 to 90 and whose Joint Age is less than or equal to 90, and who provide us with satisfactory evidence of insurability. Acceptance is subject to our underwriting rules. We may reject an application for any reason permitted by law.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account (i.e., purchase a Policy), we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.


From the time your application is signed until the time the Policy is issued, you can, subject to our underwriting rules, obtain temporary survivorship insurance protection, pending issuance of the Policy, if you are able to answer "no" with respect to both Insureds to the Health Questions of the Receipt & Temporary Life Insurance Agreement and submitting (a) a complete Application including any medical questionnaire required, and (b) payment of the Minimum Initial Premium.


The amount of coverage under the Receipt & Temporary Life Insurance Agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case that the younger of the two proposed Insureds is age 70 or over). Coverage under the agreement will end on the earliest of

(a) the 90th day from the date of the agreement;
(b) the date that insurance takes effect under the Policy;
(c) the date a policy, other than as applied for, is offered to you;
(d) three days from the date we mail a notice of termination of coverage;
(e) the time you first learn that we have terminated the temporary life insurance; or
(f) the time you withdraw the application for life insurance.

We do the insurance underwriting, determine a proposed Insured's Rate Class, and determine whether to accept or reject an application for a Policy. We will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.


TAX FREE "SECTION 1035" EXCHANGES. You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. You will pay a Premium Expense Charge on this Policy, and there will be a new surrender charge period for this Policy. Other charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest. You should be aware that your insurance agent will generally earn a commission if you buy this Policy through an exchange or otherwise.


OWNERSHIP AND BENEFICIARY RIGHTS. The Policy belongs to the Owner named in the application. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. The principal right of the Beneficiary is the right to receive the insurance proceeds under the Policy. Changing the Owner and assigning the Policy may have tax consequences.

CANCELING A POLICY (FREE LOOK RIGHT). The Policy provides for a "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy. This free-look period ends 10 days after you receive the Policy, or any longer period provided by state law. To cancel your Policy, you must return the Policy to us or to our agent within the free look period with a written request for cancellation.


SPECIALIZED USES OF THE POLICY. Because the Policy provides for an accumulation of cash value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of your chosen Subaccounts is poorer than expected or if you do not pay sufficient premiums, the Policy may lapse or may not accumulate sufficient Accumulated Value or Cash Surrender Value to fund the your purpose. Withdrawals and Policy loans may significantly affect current and future Accumulated Value, Cash Surrender Value, or Death Benefit proceeds. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Income Tax Considerations," below).


Also, this Policy may be used with certain tax-qualified retirement plans. The Policy includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax-deferral benefits; the purchase of the Policy does not provide additional tax-deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its death benefit and other non-tax related benefits. Please consult a tax advisor for information specific to your circumstances to determine whether this Policy is an appropriate investment for you.

Premiums

MINIMUM INITIAL PREMIUM. No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insureds described in the application must not have changed.

AMOUNT AND TIMING OF PREMIUMS. Each premium payment must be at least $100. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.


You may at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic Payment Plan, you can select a monthly payment schedule under which premium payments will be automatically deducted from a bank account or other source, rather than being "billed." We may allow, in certain situations, Automatic Payment Plan or group billing payments of less than $100. We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $100 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the Policy's Cash Surrender Value determines whether or not the Policy stays in force. Thus, even if Planned Periodic Premiums are paid, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy, if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, or you have purchased the Guaranteed Death Benefit Rider and have paid the required premiums).


We will treat all your payments made while there is an outstanding Policy loan as premium payments rather than loan repayments, unless you notify us in writing that a payment is a loan repayment. You may not pay premiums after the younger of the Insureds reaches Attained Age 100. However, you may make loan repayments after this time.

Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk, and lower Cost of Insurance Charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher Cost of Insurance Charges under the Policy.

Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.

Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher Cost of Insurance Charges. Lower premium payments will result in a lower Net Amount at Risk, and lower Cost of Insurance Charges.

PREMIUM LIMITATIONS. The Code provides for exclusion of the Death Benefit from the gross income of the Beneficiary if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding these limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will promptly refund the excess to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead be apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy's Unadjusted Death Benefit over (b) the Policy's Cash Surrender Value plus outstanding Policy loans and accrued interest, would still generally be excludable from gross income under the Code.

The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See "Federal Income Tax Considerations," below)


Unless the Insureds provide satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value. However, premiums will not be limited to the extent that they are Planned Periodic Premiums.


ALLOCATION OF NET PREMIUMS. The Net Premium equals the premium paid less the Premium Expense Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the Variable Account and/or the Fixed Account. You may change these allocations at any time by giving us written notice at our Home Office. If you have elected the telephone transaction privilege, you may also change premium allocations over the telephone (See "Telephone Transaction Privilege," below). Please note, however, if your Policy is participating in the Illuminations program described under "Optional `Illuminations' Investment Advisory Service", below, making a change to your premium allocations on your own will be treated as a termination of your Policy's participation in the Illuminations program. Your allocation percentages must be in whole numbers of not less than 1%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period. Please note that if you submit your Premium to your agent, we will not begin processing the Premium until we have received it from your agent's selling firm.


We will allocate any portion of the Initial Premium and any subsequent premiums we receive before the end of the free-look period which are to be allocated to the Variable Account, to the Money Market Subaccount. For this purpose, we will assume that the free-look period will end 20 days after the date the Policy is issued. On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to the other Subaccounts based on the allocation percentages you have selected.

The values of the Subaccounts will vary with their investment experience. You bear the entire investment risk. Please note that during extended periods of low interest rates, the yields on the Money Market Subaccount may become extremely low, and possibly even negative. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.


When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Sentinel VPT Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange the units in the Sentinel VPT Money Market Subaccount, which will be completed at the next appropriate net asset value. All transactions will be subject to any applicable fees or charges.


Transfers


You may transfer the Accumulated Value between and among the Subaccounts of the Variable Account and the Fixed Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See "Telephone Transaction Privilege," below). Transfers between and among the Subaccounts of the Variable Account and the Fixed Account are made as of the Valuation Day that the request for transfer is received at the Home Office. Please remember that a Valuation Day ends at 4:00 p.m. Eastern Time (I.E., the close of regular trading on the New York Stock Exchange). We must receive your transfer request before 4:00 p.m. Eastern Time for a transfer to be made on that Valuation Day. You may, at any time, transfer all or part of the amount in one of the Subaccounts of the Variable Account to another Subaccount and/or to the Fixed Account. For transfers from the Fixed Account to the Variable Account, see "The Fixed Account - Transfers from Fixed Account," above.


Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the twelfth transfer during any one Policy Year. We may do this if the expense of administering transfers becomes burdensome. All transfers requested during one Valuation Period would be treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the twelve free transfers in any Policy Year:

-     transfers resulting from Policy loans,
- transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features,
- transfers resulting from the exercise of the transfer rights described under "Other Transfer Rights," below), and
- the reallocation from the Money Market Subaccount following the free look period.


Under present law, transfers are not taxable transactions.


If your Policy is in the Illuminations program described under "Optional `Illuminations' Investment Advisory Service", below, you will be allowed to implement fund transfers. Please note, however, if you implement fund transfers your allocations will depart from the FundQuest recommendations, and, if you keep the Policy in the Illuminations program, your transfers will end up being reversed by the next semi-annual rebalancing within the program.


Telephone Transaction Privilege


If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by providing us with a proper written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000, terminate or make changes in your Illuminations investment advisory program, if your Policy is participating, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Policy Owners. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.


We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow those reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

- requiring some form of personal identification prior to acting on instructions received by telephone
-     providing written confirmation of the transaction, and
-     making a tape recording of the instructions given by telephone.

Telephone transfers may not always be available. Telephone systems, whether yours, ours or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.


If you effect a change in premium allocation, initiate Dollar Cost Averaging or change Portfolio Rebalancing on a Policy that is participating in the Illuminations program, your Policy's participation in the Illuminations program will terminate.


Disruptive Trading

POLICY. The Policies are intended for long-term investment by Owners. They were not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the Fixed Account can cause risks with adverse effects for other Owners (and beneficiaries and Funds). These risks include:

o the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a Fund are made at prices that do not reflect an accurate value for the Fund's investments;
o an adverse effect on portfolio management, such as impeding a portfolio manager's ability to sustain an investment objective, causing a Fund to maintain a higher level of cash than would otherwise be the case, or causing a Fund to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the Fund; and
o     increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the "Procedures") and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Policy if you intend to conduct market timing or other potentially disruptive trading.

DETECTION. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Funds, we cannot guarantee that all harmful trading will be detected or that a Fund will not suffer harm from programmed, large, frequent, or short-term transfers among the subaccounts of variable products issued by these companies or retirement plans.

DETERRENCE. Once an Owner has been identified as a "market timer" under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future. We also will mark the Policy on our administrative system so that the system will have to be overridden by the Variable Products services staff to process any transfers. We will only permit the Owner to make transfers when we believe the Owner is not "market timing."

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or
(iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more Funds in the future, (2) deduct redemption fees imposed by the Funds, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the Funds.

We currently do not impose redemption fees on transfers. Further, for transfers between or among the subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Procedures consistently to all Owners without waiver or exception.

FUND FREQUENT TRADING POLICIES. The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Policies should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

OMNIBUS ORDERS. Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance policies. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the Fund will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Funds. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of Fund shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.


As a result of our discretion to permit Owners previously identified as "market timers" to make transfers that we do not believe involve "market timing," and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the subaccount and the Fund could be adversely affected, including by (1) requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain or to liquidate portfolio holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.


Other Transfer Rights

TRANSFER RIGHT FOR POLICY. During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Variable Account to the Fixed Account, without regard to any limits on transfers or free transfers.

TRANSFER RIGHT FOR CHANGE IN INVESTMENT POLICY. If the investment policy of a Subaccount of the Variable Account is materially changed, you may transfer Accumulated Value in that Subaccount to another Subaccount or to the Fixed Account, without regard to any limits on transfers or free transfers.

ADDITIONAL TRANSFER RIGHT FOR CONNECTICUT AND MARYLAND RESIDENTS. For Policies issued in Connecticut and Maryland, we offer a right to transfer the entire Accumulated Value in the Policy to a fixed survivorship universal life insurance contract, during the first 18 months after issue.


Optional "Illuminations" Investment Advisory Service

National Life makes available to Policyowners, subject to the minimums described below, at no cost to the Policyowner, an optional investment advisory service which National Life calls "Illuminations". Under this program, National Life has arranged for FundQuest, Incorporated ("FundQuest"), a registered investment adviser that is independent of National Life, to provide an investment advisory service under which it maintains an allocation of the Accumulated Value of your Policy among the available options which is suited to your investment objective, financial situation and risk tolerance. Illuminations is available at issue of a Policy if the Face Amount is at least $500,000, the sum of the planned premiums in the first year is at least $5,000, or the total premium anticipated from all sources, including planned premiums and section 1035 deposits from other policies, is at least $25,000. After issue of a Policy, Illuminations is available if the Face Amount is at least $500,000 at the time of the request, the average premiums received during the life of the Policy have been at least $5,000 per year, or if the policyowner submits an annual premium in the current policy year of at least $5,000 and we reasonably believe that the policyholder expects to pay premiums of at least $5,000 per year going forward.

ILLUMINATIONS NOT AVAILABLE WITHIN QUALIFIED PLANS. Illuminations is not available under employer-sponsored qualified plans. Due to the minimum premium or death benefit requirements under Illuminations, certain participants under an employer-sponsored qualified plan would not be eligible for the Illuminations option. To avoid violating ERISA guidelines, plans may not discriminate in favor of Highly Compensated Employees by offering them a contract that could provide a more valuable package of benefits than what is being offered to non-highly compensated employees.

If you elect to participate in Illuminations, you will be asked to fill out a detailed questionnaire, which addresses your investment objective, financial situation and risk tolerance. FundQuest will then evaluate the completed questionnaire to determine the allocation best suited to you. FundQuest will maintain a number of different allocation models for clients with different investment objectives, financial situations and risk tolerances, and you will be assigned to one of these models. However, you will have the ability to impose reasonable restrictions on the management of your Policy, including the ability to designate particular funds or types of funds that should not receive allocations of Accumulated Value from your Policy. Please contact National Life's Home Office at (800) 732-8939 if you wish to impose restrictions on the management of your Policy which contains the Illuminations management feature. If you place restrictions on a particular fund or type of fund, you must either suggest an alternative fund or fund type or specify that the assets that would have been allocated to the restricted fund or fund type be allocated PRO RATA among the other funds in your model. At the implementation of your Illuminations program, you will receive a Strategy Report prepared by FundQuest which discusses the strategy to be followed in allocating your Accumulated Value among the Funds.

FundQuest will make changes to its fund allocation models from time to time as it deems appropriate based on changes in the financial markets, fund performance, and other factors. FundQuest will communicate these changes to National Life, which will then automatically implement the changes in each affected Policy, pursuant to a Limited Power of Attorney executed by Illuminations participants. This Limited Power of Attorney will authorize FundQuest to direct National Life to implement changes to your model as determined by FundQuest, without obtaining your specific prior approval of the changes. In addition, FundQuest also currently intends to rebalance each Illuminations account back to its then-current model allocation semiannually. This semi-annual rebalancing will also be implemented pursuant to the Limited Power of Attorney, and will be done automatically without your specific prior approval.

Further information regarding FundQuest is included in Part II of FundQuest's Form ADV, which will be provided to Contract Owners when they elect to participate in Illuminations. Once in the Illuminations program, you will receive a quarterly report prepared by FundQuest discussing the performance of your Policy's subaccount allocation, all the transactions made within your Policy, and its value at the beginning and end of the period. In this report, you will be reminded that you should contact National Life if there have been changes in your financial situation or investment objectives, and that you may impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions. In addition, at least annually you will be contacted by your National Life agent to determine whether there have been any changes in your financial situation or investment objectives, and whether you wish to impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions.

Once you have elected to participate in the Illuminations program, you may terminate your participation in the program at any time, by providing written or telephone instructions to National Life. If you terminate the Illuminations program, we will no longer automatically apply any portfolio rebalancing to your Policy, unless you specifically elect to begin a Portfolio Rebalancing feature described under section entitled "Available Automated Fund Management Features".

If, while your Policy is participating in the Illuminations program, you should need or want to take a Policy loan or make a Withdrawal from your Policy, you should consider that if the loan or Withdrawal is allocated pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed. If, on the other hand, you allocate the loan or Withdrawal to specific funds, the Policy will depart from the recommended allocations. However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.

While your Policy is in the Illuminations program, you will be allowed to implement fund transfers, but you should consider that doing so will cause your allocations to depart from the FundQuest recommendations, and, if you keep the Policy in the Illuminations program, your transfers will end up being reversed by the next semi-annual rebalancing within the program.

While your Policy is in the Illuminations program, the Dollar Cost Averaging feature described in the section entitled "Available Automated Fund Management Features" will not be available, and Portfolio Rebalancing will only be available as part of the Illuminations program. If you do elect to begin Dollar Cost Averaging, or change your Portfolio Rebalancing from the Illuminations program, such election will automatically terminate your Policy's participation in the Illuminations program. Similarly, if you instruct National Life to make a change in the allocation of new Premiums on your Policy, this will be treated as a termination of your Policy's participation in the Illuminations program.


Available Automated Fund Management Features

We currently offer, at no charge to you, two automated fund management features. Only one of these two automated fund management features may be operable at any time. We are not obligated to continue to offer these features. Although we have no current intention to do so, we may stop offering one or both of these features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued.


DOLLAR COST AVERAGING. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. If your Policy is in the Illuminations program, Dollar Cost Averaging will not be available. If you do elect to begin Dollar Cost Averaging, such election will automatically terminate your Policy's participation in the Illuminations program.

PORTFOLIO REBALANCING. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect Portfolio Rebalancing at issue by marking the appropriate box on the initial application, or, after issue, by completing a change request form and sending it to the Home Office. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office. While your Policy is in the Illuminations program, Portfolio Rebalancing will be available only as part of the program, which will rebalance semi-annually back to your allocations as determined by FundQuest. If you do elect to change Portfolio Rebalancing from this Illuminations program, such election will automatically terminate your Contract's participation in the Illuminations program.


Accumulated Value


The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Variable Account and the Fixed Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the Subaccounts of the Variable Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.


The Accumulated Value and Cash Surrender Value will reflect:

-     the Net Premiums you pay
-     the investment performance of the Portfolios you have chosen
- the crediting of interest on non-loaned Accumulated Value in the Fixed Account and amounts held as Collateral in the Fixed Account
-     transfers

-     Withdrawals
-     Loans
-     Loan interest charged
-     loan repayments,  and
-     charges assessed on the Policy.

DETERMINATION OF NUMBER OF UNITS FOR THE VARIABLE ACCOUNT. Amounts allocated, transferred or added to a Subaccount of the Variable Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

DETERMINATION OF UNIT VALUE. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

NET INVESTMENT FACTOR. Each Subaccount of the Variable Account has its own Net Investment Factor on each Valuation Day. The Net Investment Factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying Portfolio.

CALCULATION OF ACCUMULATED VALUE. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

      (1) The aggregate of the values attributable to the Policy in the Variable Account, determined by multiplying the number of units the Policy has in each Subaccount of the Variable Account by such Subaccount's unit value on that date; plus

      (2)   The value attributable to the Policy in the Fixed Account.


                                  DEATH BENEFIT


GENERAL. As long as the Policy remains in force, we will pay the Death Benefit of the Policy, after due proof of the death of both of the Insureds (and fulfillment of certain other requirements), to the named Beneficiary, unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available Settlement Options. The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. The Face Amount of a Policy, on which the Unadjusted Death Benefit is based, may be made up of either Basic Coverage or Additional Coverage. Additional Coverage is provided by the Additional Protection Benefit Rider.

You must notify us as soon as reasonably possible of the death of each Insured. National Life may require proof of whether both Insureds are living two years from the Date of Issue. On the death of the first Insured to die we will require you to provide us with evidence of death and proof of age and, if the death is within two years from the Date of Issue, the cause of death.

If you or your Beneficiary do not select a Settlement Option, the proceeds are at least $10,000, and the Beneficiary is an individual, we may deposit the lump-sum payment into an interest bearing special account maintained by a financial institution and retained by us in our Fixed Account. In that case, we will provide your Beneficiary with a checkbook within seven days to access those funds. Your Beneficiary will receive interest on the proceeds deposited in that account.

DEATH BENEFIT OPTIONS. The Policy provides two Death Benefit Options: Option A and Option B. You select the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option," below.


OPTION A. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy and (b) the Accumulated Value, multiplied by the specified percentage shown in the table below:

--------------------------------------------------------------------------------
ATTAINED AGE OF                           ATTAINED AGE OF
YOUNGER INSURED              PERCENTAGE   YOUNGER INSURED           PERCENTAGE
--------------------------------------------------------------------------------
40 and under                 250%         70                        115%
--------------------------------------------------------------------------------
45                           215%         75-90                     105%
--------------------------------------------------------------------------------
50                           185%         91                        104%
--------------------------------------------------------------------------------
55                           150%         92                        103%
--------------------------------------------------------------------------------
60                           130%         93                        102%
--------------------------------------------------------------------------------
65                           120%         94+                       101%
--------------------------------------------------------------------------------

For Attained Ages of the younger Insured not shown, the percentages will decrease by a ratable portion of each full year.

ILLUSTRATION OF OPTION A -- FOR PURPOSES OF THIS ILLUSTRATION, ASSUME THAT THE YOUNGER INSURED IS UNDER ATTAINED AGE 40 AND THERE IS NO POLICY LOAN OUTSTANDING.

UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $200,000 WILL GENERALLY HAVE AN UNADJUSTED DEATH BENEFIT OF $200,000. ASSUMING THE SPECIFIED PERCENTAGE FOR A PARTICULAR POLICY FOR A PARTICULAR ATTAINED AGE OF THE YOUNGER INSURED IS 250%, THEN, BECAUSE THE UNADJUSTED DEATH BENEFIT MUST BE EQUAL TO OR GREATER THAN 2.50 TIMES THE ACCUMULATED VALUE, ANY TIME THE ACCUMULATED VALUE EXCEEDS $80,000 THE UNADJUSTED DEATH BENEFIT WILL EXCEED THE FACE AMOUNT. EACH ADDITIONAL DOLLAR ADDED TO THE ACCUMULATED VALUE WILL INCREASE THE UNADJUSTED DEATH BENEFIT BY $2.50. THUS, AN ACCUMULATED VALUE OF $90,000 FOR THIS POLICY AT this Attained Age for the younger Insured will result in an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will result in an Unadjusted Death Benefit of $375,000 (2.50 x $150,000). Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

OPTION B. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy PLUS the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage shown in the table above.

ILLUSTRATION OF OPTION B -- FOR PURPOSES OF THIS ILLUSTRATION, ASSUME THAT THE YOUNGER INSURED IS UNDER ATTAINED AGE 40 AND THERE IS NO POLICY LOAN OUTSTANDING.

UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $200,000 WILL GENERALLY PAY AN UNADJUSTED DEATH BENEFIT OF $200,000 PLUS THE ACCUMULATED VALUE. THUS, FOR EXAMPLE, A POLICY WITH A $50,000 ACCUMULATED VALUE WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $250,000 ($200,000 PLUS $50,000). SINCE THE SPECIFIED PERCENTAGE IS 250%, THE UNADJUSTED DEATH BENEFIT WILL BE AT LEAST 2.50 TIMES THE ACCUMULATED VALUE. AS A RESULT, IF THE ACCUMULATED VALUE EXCEEDS $133,333, THE UNADJUSTED DEATH BENEFIT WILL BE GREATER THAN THE FACE AMOUNT PLUS THE ACCUMULATED VALUE. EACH ADDITIONAL DOLLAR ADDED TO THE ACCUMULATED VALUE ABOVE $133,333 WILL INCREASE THE UNADJUSTED DEATH BENEFIT BY $2.50. AN ACCUMULATED VALUE OF $150,000 WILL RESULT IN AN UNADJUSTED DEATH BENEFIT OF $375,000 (2.50 X $150,000), AND AN ACCUMULATED VALUE OF $200,000 WILL YIELD AN UNADJUSTED DEATH BENEFIT OF $500,000 (2.50 X $200,000). SIMILARLY, ANY TIME THE ACCUMULATED VALUE EXCEEDS $133,333, EACH DOLLAR TAKEN OUT OF THE ACCUMULATED VALUE WILL REDUCE THE UNADJUSTED DEATH BENEFIT BY $2.50. IF AT ANY TIME, HOWEVER, THE ACCUMULATED VALUE MULTIPLIED BY THE SPECIFIED PERCENTAGE IS LESS THAN THE FACE AMOUNT PLUS THE ACCUMULATED VALUE, THE UNADJUSTED DEATH BENEFIT WILL BE THE FACE AMOUNT PLUS THE ACCUMULATED VALUE.

At Attained Age 100 of the younger of the two Insureds (even if the younger of the two Insureds is not then living), Option B automatically becomes Option A.

WHICH DEATH BENEFIT OPTION TO CHOOSE. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insureds' existing insurance coverages and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

CHANGE IN DEATH BENEFIT OPTION. After the first Policy Year, you may change the Death Benefit Option by sending us a written request. There is no charge to change the Death Benefit Option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request. Only one change in Death Benefit Option is permitted in any one Policy Year.

On the effective date of a change in Death Benefit Option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the Cost of Insurance Charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and Cost of Insurance Charges will be different than if the change had not been made. In determining whether a change is appropriate for you, the considerations described in "Which Death Benefit Option to Choose" above will apply.

If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Code for life insurance, we will not effect the change.


A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," below)


HOW THE DEATH BENEFIT MAY VARY. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

ADDITIONAL INSURANCE. We offer an optional additional protection benefit rider and an optional term insurance rider. The additional protection benefit rider provides a death benefit upon death of the second to die of the Insureds that supplements the Death Benefit under the base Policy. The death benefit under this rider may be more cost effective to you than increasing your Face Amount under the Policy. The term rider provides a death benefit upon death of the Insured to which it applies.

Ability to Adjust Face Amount


You may, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to us. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive the written request. An increase or decrease in Face Amount may have federal tax consequences. Consult a tax advisor before increasing or decreasing the Face Amount. The effects of changes in Face Amount on Policy charges, as well as other considerations, are described below.


INCREASE. A request for an increase in Face Amount may not be for less than $50,000, or such lesser amount required in a particular state. You may not increase the Face Amount after the older of the two Insureds' Attained Age 90 or if the Joint Age is greater than 90. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of both Insureds' insurability. The increase may be either an addition of Basic Coverage or Additional Coverage. An increase in Basic

Coverage will result in increased Surrender Charges. An increase in Basic Coverage will also begin a new ten year period for purposes of applying the Monthly Administrative Charge to the new amount of Basic Coverage. If an increase in Basic Coverage would move the Policy into a new size band for purposes of the Variable Account Charge, the Variable Account Charge percentage rate may be reduced as a result of the increase. In the event that an increase simultaneously adds both Basic Coverage and Additional Coverage, the Basic Coverage is assumed to have been added first.

On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due, plus the Surrender Charge associated with the increase, in the case of an increase in Basic Coverage. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium to increase the Cash Surrender Value.

An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insureds may be in different Rate Classes as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount.

After an increase, part of the Net Amount at Risk will be attributable to the initial coverage under the Policy and part will be attributable to the increase. For purposes of allocating Accumulated Value to each coverage to determine the Net Amount at Risk and Cost of Insurance Charge by coverage segment, the Accumulated Value is first considered part of the initial segment. If the Accumulated Value exceeds the initial segment's Face Amount, then it is allocated to increases in Face Amount in the order that such increases took effect.

DECREASE. The Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the twelve months immediately preceding our receipt of your request for a decrease. The Basic Coverage after any decrease may not be less than the Minimum Basic Coverage Amount, which is currently $100,000. If a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Code, we will not allow the decrease.

A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly Cost of Insurance Charges. If a decrease in Basic Coverage would move the Policy into a new size band for purposes of the Variable Account Charge, the Variable Account Charge percentage rate may increase as a result of the decrease.

For purposes of calculating the Monthly Deductions, any decrease in the Face Amount will reduce the Face Amount in the following order:

(a)   first, the increase in Face Amount provided by the most recent increase;
(b) then, the next most recent increases, in inverse chronological order; and finally
(c)   the Initial Face Amount.

If an increase involved the simultaneous addition of Basic Coverage, Additional Coverage and Face Amount added through the operation of the Automatic Increase Rider, a decrease in the Face Amount will reduce automatic increase first, the Additional Coverage second, and then the Basic Coverage.

Payment of Policy Benefits

You can decide the form in which we pay Death Benefit proceeds. During the lifetime of either of the two Insureds, you may arrange for the Death Benefit to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a Settlement Option. If paid in a lump sum, we will ordinarily pay the Death Benefit (by sending the checkbook referred to below, unless the Beneficiary elects to receive a National Life check) to the Beneficiary within seven days after we receive proof of the death of both of the Insureds at our Home Office, and all other requirements are satisfied. If paid under a Settlement Option, the Death Benefit will be applied to the Settlement Option within seven days after we receive proof of the death of both of the Insureds at our Home Office, and all other requirements are satisfied.

We will pay interest on the Death Benefit from the date we receive due proof of the death of the last to die of the two Insureds until interest begins to accrue on the amount accessed by the checkbook referred to below. The interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law.


If you elect or your Beneficiary elects to receive proceeds in a lump sum payment, unless the beneficiary requests a National Life check, we will deposit the payment into an interest bearing special account maintained by a financial institution and retained by us in our Fixed Account. In that case, we will provide you or your Beneficiary with a checkbook to access those funds from the special account. We will send the payee the checkbook within seven days of when we deposited the payment into that account, and the payee will receive any interest on the proceeds deposited in that account.


We will normally pay the proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive a written request at our Home Office in a form satisfactory to us. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We will generally determine the amount of a payment as of the Valuation Day we receive all required documents. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

(1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or

(2) the SEC by order permits postponement of such actions for the protection of our policyholders.

We also may defer the determination or payment of amounts from the Fixed Account for up to six months.

Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day after Thanksgiving and Christmas Day. In addition, Premium Payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day. Please remember that we must receive a transaction request before 4:00 Eastern Time to process the transaction on that Valuation Day. A Valuation Day ends at the close of regular trading on the New York Stock Exchange.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. We may be required to block an Owner's account and thereby refuse to honor any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Settlement Options

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Variable Account. More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, or by referring to the Statement of Additional Information. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the last Insured's death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

                                  POLICY LOANS

GENERAL. You may at any time after the first year (and during the first year where required by law, i.e., in Indiana and New Jersey) borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy's Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. If you have elected the Guaranteed Death Benefit Rider and you take a Policy loan in excess of the cumulative premiums paid minus the Cumulative Guarantee Premium, then the Guaranteed Death Benefit Rider will enter a lapse pending notification period. This means that the Guaranteed Death Benefit Rider (but not the Policy itself) will lapse if a sufficient premium is not paid within the 61-day lapse pending notification period.

Currently, we are extending your policy's loan privileges to allow loans in the first policy year. This is more favorable to you than what is guaranteed in the contracts. We may decided to discontinue this privilege in the future without notice. First year loans are subject to all the loan requirements and restrictions as stated above.


While either Insured is living, you may repay all or a portion of a loan and accrued interest. To take a loan you should send a written request to us at our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan taken over the telephone to $25,000. Loan proceeds will be paid within seven days of a valid loan request.

INTEREST RATE CHARGED. The interest rate charged on Policy loans will be at the fixed rate of 6% per year. At the end of the Policy Year, the loan interest will be added to the loan balance. Any payments you make to cover loan interest will be used to reduce the amount of the Policy loan.


ALLOCATION OF LOANS AND COLLATERAL. When you take a Policy loan, we hold Accumulated Value in the Fixed Account as Collateral for the Policy loan. You may specify how you would like Accumulated Value to be taken from the Subaccounts of the Variable Account to serve as the Collateral. If you do not so specify, we will allocate the Policy loan to the Subaccounts in proportion to the Accumulated Value in the Subaccounts. If the Accumulated Value in one or more of the Subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the Fixed Account will become Collateral for a loan only to the extent that the Accumulated Value in the Variable Account is insufficient. Please note that if your Policy is participating in the Illuminations program described under "Optional `Illuminations' Investment Advisory Service", above, and you allocate the loan pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed. If, on the other hand, you allocate the loan to specific funds, the Policy will depart from the recommended allocations. However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.


The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for such loan interest so added pro rata from the Subaccounts of the Variable Account, and then, if the amounts in the Variable Account are insufficient, from the non-loaned portion of the Fixed Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including interest added to the loan balance) minus any loan repayments.

INTEREST CREDITED TO AMOUNTS HELD AS COLLATERAL. As long as the Policy is in force, we will credit the amount held in the Fixed Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of declaration.

PREFERRED POLICY LOANS. We currently intend to make preferred Policy loans available at the beginning of Policy Year 11. For these preferred Policy loans, we will charge interest at 4.25% per annum, and we will credit interest on amounts held as Collateral in the Fixed Account at an annual rate of 4.0%. We are not obligated to continue to make preferred loans available (except where required by law, as in New York), and we will make such loans available in our sole discretion. Preferred loans may not be treated as indebtedness for federal income tax purposes, which may result in adverse tax consequences.

EFFECT OF POLICY LOAN. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit under the Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the Subaccounts, and the interest credited to the non-loaned Accumulated Value in the Fixed Account, is less than or greater than the interest being credited on the amounts held as Collateral in the Fixed Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Variable Account and interest credited to the non-Collateral Accumulated Value in the Fixed Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

LOAN REPAYMENTS. We will assume that any payments you make while a Policy loan is outstanding are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the Fixed Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Variable Account and to the non-loaned portion of the Fixed Account based on the Net Premium allocations in effect at the time of the repayment.


LAPSE WITH LOANS OUTSTANDING. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See "Federal Income Tax Considerations
- Tax Treatment of Policy Benefits," below.)

TAX CONSIDERATIONS. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Federal Income Tax Considerations -Distributions Other Than Death Benefits from Modified Endowment Contracts," below.)

                           SURRENDERS AND WITHDRAWALS


You may surrender your Policy for its Cash Surrender Value at any time before the death of the last to die of the two Insureds. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request deemed by us to be in good order, and the Policy. You may not request a surrender over the telephone. Coverage under the Policy will end on the day you mail or otherwise send the written surrender request and the Policy to us. We will normally mail surrender proceeds to you within seven days of when we receive the request. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.


A surrender may have Federal income tax consequences. (See "Federal Income Tax Considerations - Tax Treatment of Policy Benefits," below.)

You may withdraw a portion of the Policy's Cash Surrender Value at any time before the death of the last to die of the two Insureds and after the first Policy Anniversary. The minimum amount which may be withdrawn is $500. The maximum Withdrawal is the Cash Surrender Value on the date we receive the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. However, if you elected the Guaranteed Death Benefit Rider, and you obtain a Withdrawal which causes the Cumulative Guarantee Premium to exceed the sum of premiums paid into the Policy, then the Guaranteed Death Benefit Rider will enter a lapse pending notification period. This means that the Guaranteed Death Benefit Rider (but not the Policy itself) will lapse if a sufficient premium is not paid within the 61-day lapse pending notification period.

A Withdrawal Charge will be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal Charge, see "Charges and Deductions - Withdrawal Charge" below.

You may specify how you would like the Withdrawal to be taken from the Subaccounts of the Variable Account. If you do not so specify, we will allocate the Withdrawal to the Subaccounts in proportion to the Accumulated Value in each Subaccount. If the Accumulated Value in one or more Subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we get further instructions from you. You may take Withdrawals from the Fixed Account only after the Accumulated Value in the Variable Account is exhausted. If your Policy is participating in the Illuminations program described under "Optional `Illuminations' Investment Advisory Service", above, and you allocate the Withdrawal pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed. If, on the other hand, you allocate the Withdrawal to specific funds, the Policy will depart from the recommended allocations. However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.


The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value.

OPTION A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the younger Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for a younger Insured with an Attained Age under 40.

UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $30,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $300,000. ASSUME THAT YOU TAKE A WITHDRAWAL OF $10,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT PAID TO YOU WILL BE $9,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $20,000 ($30,000 - $10,000) AFTER THE WITHDRAWAL. THE FACE AMOUNT DIVIDED BY THE APPLICABLE PERCENTAGE IS $120,000 ($300,000 / 2.50), WHICH EXCEEDS THE ACCUMULATED VALUE AFTER THE WITHDRAWAL BY $100,000 ($120,000 - $20,000). THE LESSER OF THIS EXCESS AND THE AMOUNT OF THE WITHDRAWAL IS $10,000, THE AMOUNT OF THE WITHDRAWAL. THEREFORE, THE UNADJUSTED DEATH BENEFIT AND FACE AMOUNT WILL BE REDUCED BY $10,000 TO $290,000.

If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $150,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $375,000 ($150,000 X 2.50). ASSUME THAT YOU TAKE A WITHDRAWAL OF $10,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT PAID TO YOU WILL BE $9,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $140,000 ($150,000 - $10,000). THE FACE AMOUNT DIVIDED BY THE APPLICABLE PERCENTAGE IS $120,000, WHICH DOES NOT EXCEED THE ACCUMULATED VALUE AFTER THE WITHDRAWAL. THEREFORE, THE FACE AMOUNT STAYS AT $300,000 AND THE UNADJUSTED DEATH BENEFIT IS $350,000 ($140,000 X 2.50).

OPTION B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal. Thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $90,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $390,000 ($300,000 + $90,000). ASSUME YOU TAKE A WITHDRAWAL OF $20,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT WE PAY YOU WILL BE $19,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $70,000 ($90,000 - $20,000) AND THE UNADJUSTED DEATH BENEFIT TO $370,000 ($300,000 + $70,000). THE FACE AMOUNT IS UNCHANGED.

If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $210,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $525,000 ($210,000 X 2.5). ASSUME YOU TAKE A WITHDRAWAL OF $60,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT WE PAY YOU WILL BE $59,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $150,000 ($210,000 - $60,000), AND THE UNADJUSTED DEATH BENEFIT TO THE GREATER OF (A) THE FACE AMOUNT PLUS THE ACCUMULATED VALUE, OR $450,000 ($300,000 + $150,000) AND (B) THE UNADJUSTED DEATH BENEFIT BASED ON THE APPLICABLE PERCENTAGE OF THE ACCUMULATED VALUE, OR $375,000 ($150,000 X 2.50). THEREFORE, THE UNADJUSTED DEATH BENEFIT WILL BE $450,000. THE FACE AMOUNT IS UNCHANGED.

Any decrease in Face Amount due to a Withdrawal will reduce Face Amount in the order described under "Ability to Adjust Face Amount - Decrease", above.

Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the Cost of Insurance Charge under the Policy. Since a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow that Withdrawal.

You may request a Withdrawal only by sending a signed written request to us at our Home Office. You may not request a Withdrawal over the telephone. We will normally pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.


A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See "Federal Income Tax Considerations - Tax Treatment of Policy Benefits," below.)

                             LAPSE AND REINSTATEMENT


Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse, if you have paid the Cumulative Minimum Monthly Premium. You will have certain rights to reinstate your Policy, if it should lapse.

In addition, an optional Guaranteed Death Benefit Rider is available. This Rider will guarantee that the Policy will not lapse prior to, at your option, the end of the year that the younger Insured attains age 80, or for the entire lifetimes of the two Insureds, regardless of investment performance, if you have paid the Cumulative Guarantee Premium as of each Monthly Policy Date.

POLICY LAPSE. The failure to make a premium payment will not itself cause a Policy to lapse. A Policy will lapse only when the Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy, and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse as long as the Cumulative Minimum Monthly Premium has been paid, regardless of whether the Cash Surrender Value is sufficient to cover the monthly Deductions and other charges. In addition, if you have elected at issue the Guaranteed Death Benefit Rider, and have paid the Cumulative Guarantee Premium as of each Monthly Policy Date, the Policy will not lapse, either prior to the end of the year that the younger Insured attains Age 80 or for the entire lifetimes of the two Insureds, whichever you elect, regardless of whether the Cash Surrender Value is sufficient to cover the Monthly Deductions.

The Policy provides for a 61-day Grace Period that is measured from the date on which we send a lapse notice. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

REINSTATEMENT. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of both Insureds' insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. Neither the five year no lapse guarantee nor the Guaranteed Death Benefit Rider may be reinstated.


                             CHARGES AND DEDUCTIONS


We deduct the charges described below from your premium payments or your Policy Value. Certain of the charges depend on a number of variables. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under the Policy. We intend to profit from these charges.

Services and benefits we provide include:

o     the death benefits, cash and loan benefits provided by the Policy;
o the funding choices, including net premium allocations, dollar-cost averaging programs, and automatic asset rebalancing programs;
o the administration of various elective options under the Policy (including any riders); and
o     the distribution of various reports to Owners.

Costs and Expenses we incur include:

o those associated with underwriting applications and changes in Face Amount and any riders;
o various overhead and other expenses associated with providing the services and benefits provided by the Policy (and any riders);
o     sales and marketing expenses;
o other costs of doing business, such as complying with federal and state regulatory requirements.

Risks we assume include the risks that:

o insureds may die sooner than estimated, resulting in the payment of greater death benefits than expected; and
o the costs of providing the services and benefits under the Policy (and any riders) will exceed the charges deducted.

For Policies issued in New York, charges may be different. Prospective purchasers of a Policy to be issued in New York should see "Differences in Charges for Policies Issued in New York", below.


Premium Expense Charge

The Premium Expense Charge consists of two portions. The first is that we deduct 3.40% of the premium from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax. This amount may be greater than the premium tax assessed in your state. State premium taxes currently range from 0 to 3.5%. For policies issued in North Carolina, the state premium tax is 1.90%, we nonetheless charge 2.0% to cover state premium taxes.


The federal DAC Tax is a tax attributable to certain "policy acquisition expenses" under Section 848 of the Code. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.


The Premium Expense Charge will also include, during the first 10 Policy Years, a deduction of 7.0% of the premium up to the Target Premium, and 4.0% of premium in excess of the Target Premium, from each premium payment prior to allocation of Net Premiums. The Target Premium depends on the Joint Age at issue or at the time of an increase in Basic Coverage. Target Premiums per $1000 of Basic Coverage is shown in Appendix B to this prospectus. Your Target Premium is set forth in your Policy. We may increase the charge for premiums in excess of the Target Premium from 4.0% to 5.0% of such premiums. We currently intend to reduce this deduction from premiums paid after the tenth Policy Anniversary to 4.0% of all premiums, although we may deduct up to the maximum permitted during the first ten years.

Surrender Charge

We will impose a Surrender Charge if you surrender your Policy or it lapses at any time before the end of the tenth Policy Year, or the ten years after an increase in the Basic Coverage. The Surrender Charge rate depends on the Joint Age at issue or at the time of increase in Basic Coverage. The initial Surrender Charge per $1,000 of Basic Coverage is shown in Appendix B to this Prospectus (Surrender Charges are different for Policies issued in New York, and for those Policies the initial Surrender Charge per $1, 000 of Basic Coverage is shown in Appendix C). The Surrender Charge will be level for up to five years, and then decline each month by one sixtieth of the initial Surrender Charge until it is zero at the beginning of Policy Year 11, or at the beginning of the eleventh year after the date of an increase in Basic Coverage. For those cases in which the level Surrender Charge period is less than five years from the Date of Issue or the effective date of the increase, it declines each month by an amount equal to the initial Surrender Charge multiplied by a fraction of which the numerator is one and the denominator is the number of months from the end of the level Surrender Charge period to the beginning of Policy Year 11, or the beginning of the eleventh year from the effective date of the increase. The Surrender Charge will not decrease in the event of a decrease in Basic Coverage. The actual Surrender Charge for your Policy will be stated in the Policy.

Since there is no Surrender Charge associated with Additional Coverage, taking a portion of the Policy's Face Amount as Additional Coverage, rather than Basic Coverage, would result in a lower Surrender Charge.

Monthly Deductions

We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of four components:

(a)   the Cost of Insurance Charge
(b)   the Variable Account Charge
(c)   the Monthly Administrative Charge, and
(d)   the cost of any additional benefits provided by Rider.

The Monthly Deduction may vary in amount from Policy Month to Policy Month. We will take the Monthly Deduction on a pro rata basis from the Subaccounts of the Variable Account and the Fixed Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deduction from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the Subaccounts of the Variable Account and the Fixed Account. The Policy will lapse if the Cash Surrender Value of the Policy as a whole is insufficient to cover the Monthly Deductions and other charges under the Policy and a Grace Period expires without a sufficient payment. If your Policy is participating in the Illuminations investment advisory service, we will require that the Monthly Deduction be taken from your Policy on a pro rata basis from the subaccounts of the Separate Account and the Fixed Account.


COST OF INSURANCE CHARGE. The Cost of Insurance Charge is the primary charge for the death benefit provided by your Policy. We calculate the monthly Cost of Insurance Charge by multiplying the cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the ages of the Insureds and the Duration of the Policy, may vary, the Cost of Insurance Charge will likely be different from month to month. We expect to profit from this charge and may use the charge for lawful purpose, including covering distribution expenses.

NET AMOUNT AT RISK. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount National Life would have to pay in excess of the Policy's value if the Insureds both died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it part of the increases in Face Amount in the order such increases took effect.

If your Policy includes Basic Coverage, Additional Coverage and coverage added through the operation of the Automatic Increase Rider, we separate the Net Amount at Risk into portions applicable to each type of coverage. For this purpose, we apply Accumulated Value against Basic Coverage first, Additional Coverage second and an automatic increase third if they began simultaneously. Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges you pay.

GUARANTEED MAXIMUM COST OF INSURANCE RATES. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

o     each Insured's Issue Age
o     each Insured's sex
o     the substandard or uninsurable status of either Insured, if applicable
o     the coverage's Duration,
o whether the coverage is Basic Coverage or Additional Coverage (guaranteed rates are higher for Additional Coverage), and
o     the 1980 Commissioners Standard Ordinary Mortality Table.


CURRENT COST OF INSURANCE RATES AND HOW THEY ARE DETERMINED. The actual cost of insurance rates used ("current rates") will depend on:

o     each Insured's Issue Age
o     each Insured's sex
o     each Insured's Rate Class
o     the coverage's Duration
o whether the coverage is Basic Coverage or Additional Coverage (however, current rates for Additional Coverage may be higher or lower than for Basic Coverage), and
o     our expectation of future mortality experience.

We periodically review the adequacy of our current cost of insurance rates, and we may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all sets of persons of the same Issue Ages, sexes, and Rate Classes, and with coverages of the same Duration.

We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount, we use a cost of insurance rate based on the Rate Classes of the two Insureds on the Date of Issue. For each increase in Face Amount, a rate based on the Rate Classes of the two Insureds applicable at the time of the increase is used. If, however, the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, the rate based on the Rate Classes for the Initial Face Amount will be used for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B. Again, if a policy includes both Basic Coverage and Additional Coverage, separate cost of insurance rates are applied to each type of coverage.

RATE CLASS. The Rate Classes of the two Insureds will affect the current cost of insurance rates. We currently place Insureds into the following rate classes:

o     preferred nonsmoker
o     nonsmoker
o     preferred smoker
o     smoker
o     substandard, and
o     uninsurable classes

Smoker, substandard, and uninsurable classes reflect higher mortality risks. In an otherwise identical Policy, Insureds in a preferred or standard class will have a lower Cost of Insurance Charge than Insureds in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers. Classification of an Insured as substandard or uninsurable will also affect the guaranteed cost of insurance rates. We classify all nicotine users as smokers, including cigarette, cigar, pipe, chewing tobacco, snuff, nicotine patches and nicotine gum.

The uninsurable rate class is not available in New York.

VARIABLE ACCOUNT CHARGE. The Variable Account Charge is deducted monthly as a percentage of the Accumulated Value in the Variable Account. The Variable Account Charge, expressed as an annual percentage, is as follows:

During the first 10 Policy Years:

      For Policies with Basic Coverage less than $1,000,00              0.90%
      For Policies with Basic Coverage from $1,000,000 to $2,999,999    0.80%
      For Policies with Basic Coverage of $3 million or more            0.75%

For years after Policy Year 10, we currently intend to reduce this charge to the following rates:

      For Policies with Basic Coverage of less than $1,000,000          0.35%
      For Policies with Basic Coverage from $1,000,000 to $2,999,999    0.30%
      For Policies with Basic Coverage of $3 million or more            0.25%

However, in all cases, we may increase this charge to an amount not to exceed 0.90%.

The Variable Account Charge does not apply to Accumulated Value in the Fixed Account.

MONTHLY ADMINISTRATIVE CHARGE. The amount of the Monthly Administrative Charge during the first ten Policy Years is $15.00, plus $0.08 per $1000 of Basic Coverage (less for Joint Ages of 38 or less). We increase the per $1000 portion of this charge during the first ten Policy Years by $.005 per $1000 of Basic Coverage for each Insured who is a smoker.

After the first ten Policy Years, we currently intend to charge a Monthly Administrative Charge of $7.50, with no additional amount per $1000 of Basic Coverage. During this period the Monthly Administrative Charge is guaranteed not to exceed $15.00, plus $0.08 per $1000 of Basic Coverage plus $0.005 per $1000 of Basic Coverage for each Insured who is a smoker. In addition, the per $1000 of Basic Coverage portion of the Monthly Administrative Charge will apply to increases in Basic Coverage for 10 years after an increase in Basic Coverage. The per $1000 portion of this charge will not decrease in the event of a decrease in Basic Coverage.


OPTIONAL BENEFIT CHARGES. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable Rider. The available Riders are listed under "Optional Benefits," below.


Withdrawal Charge

At the time of a Withdrawal, we will assess a charge equal to the lesser of 2% of the Withdrawal amount and $25. We will deduct this Withdrawal Charge from the Withdrawal amount.

Transfer Charge


Currently, unlimited transfers are permitted among the Subaccounts, or from the Variable Account to the Fixed Account. Transfers from the Fixed Account to the Variable Account are permitted within the limits described under "The Fixed Account - Transfers out of the Fixed Account", above. Currently there is no charge for any transfers. We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of twelve transfers in any Policy Year. We may do this if the expense of administering transfers becomes burdensome.


If we impose a transfer charge, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Day as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:


o     Policy loans
o the exercise of the transfer rights as described under "Other Transfer Rights", above
o the initial reallocation of account values from the Money Market Subaccount to other Subaccounts, and
o any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.


The transfers listed above also will not count against the twelve free transfers in any Policy Year.

Projection Report Charge

We may impose a charge for each projection report you request. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge, and you may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the Subaccounts of the Variable Account and/or the Fixed Account in proportion to their Accumulated Values.

Other Charges


The Variable Account purchases shares of the Funds at net asset value. The net asset value of those shares reflects management fees and expenses already deducted from the assets of the Funds' Portfolios. Historical expense ratio information for the Funds is presented in the "Fee Tables" in the "Summary of the Benefits and Risks of the Policy", above. More detailed information is contained in the Fund Prospectuses which accompany this Prospectus.


We offer additional rider benefits that you may purchase with this Policy. Please see the optional riders for the costs associated with these benefits.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of ours. We pay commissions to the broker-dealers for selling the Policies. You do not pay directly these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies.

Differences in Charges for Policies Issued in New York

Charges on Policies issued in New York will differ from charges on Policies issued in other states in the following respects:

1. The Surrender Charges are in different amounts, and are shown in Appendix C to this Prospectus.

2. The Premium Expense Charge is the same as the current Premium Expense Charge for Policies issued in other states, but is guaranteed not to increase from current levels.

3. The Variable Account Charge is also the same as the current Variable Account Charge for Policies issued in other states, but is guaranteed not to increase, either during the first 10 Policy Years, or for years after Policy Year 10.

4. The Monthly Administrative Charge is also the same as the current Monthly Administrative Charge for Policies issued in other states, but is guaranteed not to increase, for years after Policy Year 10, from $7.50 per month, and we guarantee that there will be no per $1000 portion of the Monthly Administrative Charge after Policy Year 10.

5. We have the right to assess an additional charge, called the Contingent Risk Charge, on Policies issued in New York. The current amount of the Contingent Risk Charge is zero, but we may impose a Contingent Risk Charge of up to 0.04167% per month (0.5% per year) at any time, subject to approval by the New York Insurance Department.


                                OPTIONAL BENEFITS


You may add additional benefits to your Policy by purchasing optional Riders. Election of any of these Riders involves an additional cost. The Riders are subject to the restrictions and limitations set forth in the applicable Policy Riders. The following Riders are available under the Policy.

o     Guaranteed Death Benefit
o     Additional Protection Benefit Rider
o     Policy Split Option
o     Estate Preservation Rider
o     Term Rider
o     Continuing Coverage Rider
o     Enhanced Death Benefit Rider
o     Automatic Increase Rider

We describe three of the riders below. More information about the other riders is available from your agent and in the Statement of Additional Information.

Guaranteed Death Benefit

If you elect the Guaranteed Death Benefit Rider, we will guarantee that the Policy will not lapse, regardless of the Policy's investment performance, either for the entire lifetimes of the Insureds, or until the end of the year that the younger Insured attains Age 80, whichever you elect. To be eligible to elect the guarantee period until the end of the year that the younger Insured attains Age 80, the Issue Age of the younger Insured must be 70 or less. Riders which guarantee that the Policy will not lapse prior to the end of the year that the younger Insured attains Age 80 will have lower Monthly Guarantee Premiums (and therefore lower Cumulative Guarantee Premiums) than Riders which guarantee that the Policy will not lapse for the entire lifetimes of the Insureds.

To keep this Rider in force, you must pay cumulative premiums greater than the Cumulative Guarantee Premium from the Date of Issue. Your Policy will be tested monthly for this qualification, and if not met, a notice will be sent to you, who will have 61 days from the date the notice is mailed to pay a premium sufficient to keep the Rider in force. The premium required will be an amount equal to the Cumulative Guarantee Premium from the Date of Issue, plus two times the Monthly Guarantee Premium, minus the sum of all premiums previously paid. The Rider will be cancelled if a sufficient premium is not paid during that 61-day period. The Rider cannot be reinstated. The amount of the Monthly Guarantee Premium for each Policy electing the Guaranteed Death Benefit Rider will be stated in the Data section of the Policy.

The cost of the Guaranteed Death Benefit Rider is $0.01 per thousand of Face Amount per month. This Rider is available only at issue, and only if at least 50% of the Face Amount consists of Basic Coverage.

If while the Guaranteed Death Benefit Rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value. For as long as Cash Surrender Value is zero, failure to have paid the Cumulative Guarantee Premium as of any Monthly Policy Date will cause the Guaranteed Death Benefit Rider to enter a 61 day lapse pending notification period. If a sufficient premium, as set forth above, is not paid during this period, the Rider will be cancelled and if the Cash Surrender Value is still zero, the Policy will enter a Grace Period, and will lapse if the Grace Period expires without a sufficient premium payment.

If you increase the Face Amount of your Policy or change the Death Benefit Option from Option A to Option B, the Rider's guarantee will extend to the increased Face Amount. The Monthly Guarantee Premiums will increase as a result.


If you wish to keep the Rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the sum of Monthly Guarantee Premiums in effect since the Date of Issue. If you take a larger Policy loan or Withdrawal, the Guaranteed Death Benefit Rider will enter a 61-day lapse-pending notification period, and will be cancelled if a sufficient premium is not paid.


THE GUARANTEED DEATH BENEFIT RIDER IS NOT AVAILABLE IN TEXAS OR MASSACHUSETTS. THE LIFETIME GUARANTEE PERIOD IS NOT AVAILABLE IN NEW YORK. THE GUARANTEE PERIOD THROUGH AGE 80 IS NOT AVAILABLE IN PENNSYLVANIA.

Additional Protection Benefit

The Additional Protection Benefit Rider may be used to provide a higher Face Amount by adding Additional Coverage to the Policy. This Rider is available at issue, or after issue by submitting an application to us with evidence satisfactory to us of insurability of both Insureds. Additional Coverage must be in an amount of at least $50,000, and cannot exceed three times the Basic Coverage.

Adding to the Face Amount of the Policy through the Additional Protection Benefit Rider can offer a cost savings over adding to the Face Amount by increasing the Basic Coverage. Specifically, there is no Target Premium, no Surrender Charge, and no per $1000 Monthly Administrative Charge associated with Additional Coverage. The cost of the Rider is that a Cost of Insurance Charge is included in the Monthly Deductions for the Additional Coverage - the guaranteed cost of insurance rate applicable to the Additional Coverage will generally be higher than the rate applicable to Basic Coverage, but current cost of insurance rates may be either higher or lower for the Additional Coverage than for the Basic Coverage.

THE ADDITIONAL PROTECTION BENEFIT RIDER IS NOT AVAILABLE IN NEW YORK.

Automatic Increase Rider

The Automatic Increase Rider will provide for regular increases in Face Amount. You may elect that such increases be effected annually in amounts equal to either of 5% or 10% of the sum of the Face Amount of the Policy at issue, plus all previous increases resulting from this Rider. You may also elect annual increases of a level amount equal to your planned periodic premiums for the Policy. In either case, the maximum increase that can be effected by means of the Automatic Increase Rider is 100% of the Face Amount of the Policy at issue.

Increases in Face Amount effected by means of the Automatic Increase Rider will be similar to Additional Coverage in that there will be no Target Premium, no Surrender Charge and no per $1000 Monthly Administrative Charge associated with these increases.

The cost of the Rider is that the Cost of Insurance Charge for the Policy will include amounts for the increase segments as they become effective. The cost of insurance rates will be the same as the rates we apply to Basic Coverage at issue. Guaranteed cost of insurance rates that will be applied to increases effected through this Rider will be set forth in the Rider.

An Automatic Increase Rider terminates:

(a)   at your request
(b)   when the younger insured reaches Attained Age 81
(c)   when the maximum total increase is reached
(d)   on the death of the first to die of the Insureds, or
(e)   when a requested decrease in Face Amount becomes effective.

Termination of the Rider does not cancel previously added increases.

This Rider is available only at issue, only if the younger Insured's Issue Age is at least 20 and less than 71, and only if neither Insured has a substandard rating in excess of 250%.


                        FEDERAL INCOME TAX CONSIDERATIONS


Introduction

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to survivorship life Policies is limited. In the absence of such guidance there is some uncertainty as to whether a survivorship life Policy will qualify as a life insurance contract for Federal tax purposes, particularly if you pay the full amount of premiums permitted under the Policy. Nevertheless, National Life believes it reasonable to conclude that a Policy generally should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the policies, National Life believes that the owner of a policy should not be treated as the owner of the underlying assets. The Company reserves the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Separate Account assets. While National Life believes that the policy does not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the policy as necessary to prevent the Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

IN GENERAL. National Life believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.


Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy's Face Amount, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa), a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.

Generally, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts" ("MECs"), with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy at any time, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

(2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

(3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred Policy loans is less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest paid on any loan under a Policy will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.


EXCHANGES. Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any "grandfathering" privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

CONTINUATION BEYOND AGE 100. The tax consequences of continuing the Policy beyond the younger Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the younger Insured's 100th year.

POLICY SPLIT OPTION. The policy split option permits a policy to be split into two single life insurance policies. It is not clear whether exercising the policy split option will be treated as a taxable transaction or whether the individual policies would be classified as modified endowment contracts. A tax advisor should be consulted before exercising the policy split option.

OTHER TAX CONSIDERATIONS. The Policy can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued guidance regarding split dollar insurance. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2006, the maximum estate tax rate is 46% and the estate tax exemption is $2,000,000.


The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax.


FOREIGN TAX CREDITS. We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.


Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Possible Charges for National Life's Taxes

At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.


                                  LEGAL MATTERS


The Variable Account is not a party to any litigation. There are no material legal proceedings involving National Life which are likely to have a material adverse effect upon the Variable Account or upon the ability of National Life to meet its obligations under the Policies. ESI is not engaged in any litigation of any material nature. National Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. Although we cannot predict the outcome of any litigation with certainty, National Life believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Variable Account.

                          DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with ESI to act as principal underwriter and for the distribution and sale of the Policies. ESI is affiliated with us. ESI sells the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. ESI is registered as a broker-dealer under the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").


ESI's representatives who sell the Policy are registered with the NASD and with the states in which they do business. More information about ESI and its sales representatives is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

National Life has received approval to sell the Policies in the District of Columbia and all states except Montana and North Dakota. The Policies are offered and sold only in those states where their sale is lawful.

Agents who are ESI registered representatives are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 50% of the premiums paid up to the Target Premium (which is a function of Basic Coverage, and is shown in Appendix B to this Prospectus) and 2% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the agent commissions will not be more than 4% of the premiums paid up to the Target Premium, and 2% of premiums paid in excess of that amount. For Policy Year 11 and thereafter, agent commissions will be 1.5% of all premiums paid. For premiums received in the year following an increase in Basic Coverage and attributable to the increase, agent commissions will not be more than 48.5% up to the Target Premium for the increase. Agents may also receive expense allowances, and will also receive service fees, starting in Policy year 5, of 0.15% of unloaned Accumulated Value. Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. National Life general agents also receive compensation on Policies sold through ESI registered representatives. National Life general agents may also receive fees from ESI relating to sales of the Policies by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent's National Life agency; such compensation may be as much as 14% of the first year premium up to the target amount.

Most retail broker-dealers other than ESI will receive gross concessions during the first Policy Year of 85% of the premiums paid up to the Target Premium, and 4% of the premiums paid in excess of that amount. In the case of a few retail dealers, ESI has negotiated higher dealer concessions of 90% of first year premiums up to the target amount. For Policy Years 2 through 10, the gross dealer concession will not be more than 4% of the premiums paid. For Policy Year 11 and thereafter, the gross dealer concession will be 1.5% of all premiums paid. For premiums received in the year following an increase in Basic Coverage and attributable to the increase, the gross dealer concession will not be more than 50% up to the Target Premium for the increase. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. You may ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

National Life may provide loans to unaffiliated distribution firms to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of variable and fixed life insurance and annuity products, and measures of business quality. Any further loans or forgiveness of outstanding loans based on sales of variable insurance or annuity products are provided through the distribution firm's registered broker-dealer.

Additional amounts may be paid and expenses may be reimbursed based on various factors.


From time to time we may offer specific sales incentives to selling dealers and registered representatives. These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life's or their affiliates' other products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Policies, such bonuses will be paid through the agent's broker-dealer.


Commissions and other incentives or payments described above are not charged directly to Policy owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Franklin Templeton, Scudder and T. Rowe Price Funds offered in the Contracts, and the Fasciano Portfolio of Neuberger Berman Advisers Management Trust, make payments to ESI under their distribution plans in consideration of services provided and expenses incurred by ESI in distributing shares of these Funds. In each case these payments amount to 0.25% of Variable Account assets invested in the particular Fund.

See "Distribution of the Policies" in the Statement of Additional Information for more information about compensation paid for the sale of the Policies.


                             OTHER POLICY PROVISIONS


INCONTESTABILITY. The Policy will be incontestable after it has been in force during both Insured's lifetimes for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during both Insureds' lifetimes for two years from its effective date.

Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

MISSTATEMENT OF AGE AND SEX. If the age or sex of either of the two Insureds at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the Cost of Insurance Charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If both of the Insureds have died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the last to die of the Insureds' death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.


                              FINANCIAL STATEMENTS


The financial statements of National Life and of the relevant subaccounts of the Variable Account are included in the Statement of Additional Information. The financial statements of National Life should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                                    GLOSSARY

ACCUMULATED VALUE                   The sum of the Policy's values in the
                                    Variable Account and the Fixed Account.


ADDITIONAL COVERAGE                 One of the two types of coverage of which
                                    the Face Amount is comprised, which is
                                    provided by the Additional Protection
                                    Benefit Rider; the other type of coverage is Basic Coverage.


ADDITIONAL PROTECTION               A benefit that may be included in the Policy
                                    at your option, which Benefit Rider provides
                                    Additional Coverage.


ATTAINED AGE                        The Issue Age of the Insured plus the number
                                    of full Policy Years which have passed since the Date of Issue.

BASIC COVERAGE                      One of the two types of coverage of which
                                    the Face Amount is comprised; the other type is Additional Coverage, provided by the Additional Protection Benefit Rider.

BENEFICIARY                         The person(s) or entity(ies) designated to
                                    receive all or some of the Death Benefit on the death of the last to die of the two
                                    Insureds. You designate the Beneficiary in the application. If you subsequently change
                                    Beneficiaries, then the Beneficiary is as shown in the latest change filed with us.
                                    The interest of any Beneficiary who dies before the last to die of the two Insureds shall vest in you unless otherwise stated.

CASH SURRENDER VALUE                The Accumulated Value minus any applicable
                                    Surrender Charge, and minus any outstanding
                                    Policy loans and accrued interest on such loans.

COLLATERAL                          The portion of the Accumulated Value in the
                                    Fixed Account which secures the amount of any Policy loan.

CODE                                The Internal Revenue Code of 1986, as
                                    amended.

CUMULATIVE GUARANTEE PREMIUM        The sum of the Monthly Guarantee Premiums in
                                    effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.


CUMULATIVE MINIMUM MONTHLY PREMIUM  The sum of the Minimum Monthly Premiums in
                                    effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.


DAC TAX A tax attributable to Specified Policy Acquisition Expenses under Section 848 of the Code.

DATE OF ISSUE                       The date on which the Policy is issued,
                                    which is set forth in the Policy. It is used to determine Policy Years, Policy Months and
                                    Monthly Policy Dates, as well as to measure suicide and contestable periods.

DEATH BENEFIT                       The Policy's Unadjusted Death Benefit, plus
                                    any relevant additional benefits provided by a supplementary benefit Rider, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly
                                    Deductions.


DURATION The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

FACE AMOUNT                         The Initial Face Amount plus any increases
                                    in Face Amount and minus any decreases in Face Amount. The Face Amount is the sum of the Basic Coverage, the Additional Coverage and any increases resulting from the Automatic Increase Rider.

FIXED ACCOUNT                       The account which holds the assets of
                                    National Life which are available to support its insurance and annuity obligations.

GRACE PERIOD                        A 61-day period measured from the date on
                                    which we send a notice of pending lapse, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, you must during the Grace Period make a premium payment equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began.

GUARANTEED DEATH BENEFIT RIDER      An optional Rider that will guarantee that
                                    the Policy will not lapse, either, prior to the end of the year that the younger Insured attains Age 80, or for the entire lifetimes of the Insureds, whichever you elect, regardless of investment performance, if the Cumulative Guarantee Premium has been paid as of each Monthly Policy Date.


HOME OFFICE                         National Life's Home Office at National Life
                                    Drive, Montpelier, Vermont 05604.


INITIAL FACE AMOUNT                 The Face Amount of the Policy on the Date of
                                    Issue. The Face Amount may be increased or decreased after the first Policy Year.

INSUREDS The two persons upon whose lives the Policy is issued.

ISSUE AGE                           The age of an Insured at his or her birthday
                                    nearest the Date of Issue. The Issue Ages of the two Insureds are stated in the Policy.

JOINT AGE                           The age assigned to the Policy, based on
                                    characteristics of the two Insureds, used in the calculation of the Target Premium and the Surrender Charge. The Joint Age is set forth in the Policy, and is discussed in Appendix B of this Prospectus.

MINIMUM BASIC COVERAGE AMOUNT       The Minimum Basic Coverage Amount is
                                    $100,000.

MINIMUM INITIAL PREMIUM             The minimum premium required to issue a
                                    Policy. It is equal to the Minimum Monthly
                                    Premium, or if the Guaranteed Death Benefit
                                    Rider applies to the Policy, the Monthly
                                    Guarantee Premium.

MINIMUM MONTHLY PREMIUM             The monthly premium which, if paid, will
                                    guarantee that the Policy will stay in force during the first five Policy Years. This amount, which includes any substandard charges and any applicable Rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue Ages, sexes and Rate Classes of the two Insureds. This premium is stated in the Policy, and will be restated upon changes in coverage.

MONTHLY ADMINISTRATIVE CHARGE       A charge included in the Monthly Deduction,
                                    which is intended to reimburse us for
                                    ordinary administrative expenses and
                                    distribution expenses.

MONTHLY DEDUCTION                   The amount deducted from the Accumulated
                                    Value on each Monthly Policy Date. It
                                    includes the Variable Account Charge, the Monthly Administrative Charge, the Cost of
                                    Insurance Charge, and the monthly cost of any benefits provided by Riders.

MONTHLY GUARANTEE PREMIUM           The monthly premium level which will keep
                                    the Guaranteed Death Benefit Rider in force.
                                    If the Guaranteed Death Benefit Rider
                                    applies only until the younger Insured's
                                    Attained Age 81, then the Monthly Guarantee
                                    Premium will be less than if you elect to have the Guaranteed Death Benefit Rider apply for the entire lifetimes of the two
                                    Insureds. If the Guaranteed Death Benefit
                                    Rider applies to a Policy, the Monthly
                                    Guarantee Premium will be stated in the
                                    Policy.

MONTHLY POLICY DATE                 The day in each calendar month which is the
                                    same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly
                                    Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly
                                    Policy Date will be deemed to be the next
                                    Valuation Day.

NET AMOUNT AT RISK                  The amount by which the Unadjusted Death
                                    Benefit exceeds the Accumulated Value.

NET PREMIUM                         The remainder of a premium after the
                                    deduction of the Premium Expense Charge.

OWNER The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

PLANNED PERIODIC PREMIUM            The premium amount which you plan to pay at
                                    the frequency selected. You may request a reminder notice and may change the amount of the Planned Periodic Premium. You are not required to pay the designated amount.

POLICY ANNIVERSARY                  The same day and month as the Date of Issue
                                    in each later year.

POLICY YEAR                         A year that starts on the Date of Issue or
                                    on a Policy Anniversary.

PREMIUM EXPENSE CHARGE              A charge deducted from each premium payment
                                    which has two parts: one to cover the cost of state and local premium taxes, and the federal DAC Tax, and the other to cover distribution expenses incurred in connection with the Policies.

RATE CLASS                          The classification of an Insured for cost of
                                    insurance purposes. The Rate Classes are:
                                    preferred nonsmoker; nonsmoker; preferred smoker; smoker; substandard and uninsurable.

RIDERS Optional benefits that you may elect to add to the Policy at an additional cost.

SURRENDER CHARGE                    The amount deducted from the Accumulated
                                    Value of the Policy upon lapse or surrender during the first 10 Policy Years or 10 years following an increase in Basic Coverage. The
                                    Surrender Charge is shown in the Policy and is discussed in Appendix B to this Prospectus.

TARGET PREMIUM                      The premium used in the determination of the
                                    amount of the Premium Expense Charge. This amount is shown in each Policy and is discussed in Appendix B to this Prospectus.

UNADJUSTED DEATH BENEFIT            Under Option A, the greater of the Face
                                    Amount or the applicable percentage of the Accumulated Value; under Option B, the greater of the Face Amount plus the Accumulated Value, or the applicable percentage of the Accumulated Value. The
                                    Death Benefit Option is selected at time of application but may be later changed.

VALUATION DAY                       Each day that the New York Stock Exchange is
                                    open for business other than the day after Thanksgiving and any day on which trading is restricted by directive of the Securities and Exchange Commission. Unless otherwise indicated, whenever under a Policy an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next
                                    Valuation Date. A Valuation Day ends at the close of regular trading of the New York
                                    Stock Exchange.

VALUATION PERIOD                    The time between two successive Valuation
                                    Days. Each Valuation Period includes a
                                    Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

WITHDRAWAL                          A payment made at your request pursuant to
                                    the right in the Policy to withdraw a
                                    portion of the Cash Surrender Value of the Policy. The Withdrawal Charge will be deducted from the Withdrawal Amount.

                                   APPENDIX A


Illustration of Death Benefits, Accumulated Values and Cash Surrender Values

The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Variable Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to two Insureds of given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a UNIFORM, gross, annual rate of 0%, 6% and 12%. These gross rates of return do not include the deduction of the charges and expenses of the underlying Portfolios.


The tables on pages A-2 to A-7 illustrate a Policy issued with the Insureds being a male age 55 in the Standard Nonsmoker Rate Class and a female age 50 in the Preferred Nonsmoker Rate Class with a Face Amount of $1,000,000 and Planned Periodic Premiums of $10,000 paid at the beginning of each Policy Year. Both Death Benefit Option A and Death Benefit Option B are illustrated. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if either or both of the Insureds were in a nonsmoker, preferred smoker, smoker, substandard or uninsurable class since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns AVERAGED 0%, 6% and 12% over a period of years, but fluctuated above and below those averages during individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the Funds before reimbursement and the Variable Account Charge.

The second column of the tables shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly Cost of Insurance Charge, the Premium Expense Charge, the Variable Account Charge, and the Monthly Administrative Charge are charged at the maximum level. The columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for the cost of insurance is based on the current cost of insurance rates and that the Premium Expense Charge, the Variable Account Charge and the Monthly Administrative Charges are assessed at current levels.

The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of these asset charges reflected in the Current and Guaranteed illustrations, not including the Variable Account Charge, is 0.93%. This total charge is based on an assumption that you allocate the Policy values equally among the Subaccounts of the Variable Account.

These other asset charges reflect an investment advisory fee of 0.67%%, which represents a simple average of the fees incurred by the Portfolios during 2005, 0.07% for 12b-1 fees, which represents the simple average of the 12b-1 fees incurred by the Portfolios in 2005, and expenses of 0.20%, which is based on a simple average of the actual expenses incurred by the Portfolios during 2005. This total is based on the assumption that you allocate the Policy value equally among the Subaccounts of the Variable Account. These asset charges have not been adjusted take into account expense reimbursement arrangements. If the reimbursement arrangements were reflected, the Accumulated Values and Cash Surrender Values of a Policy which allocates Accumulated Value equally among the Subaccounts would be higher than those shown in the following tables. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.


The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the Fixed Account, and no Policy loans are made. The tables are also based on the assumption that you have not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year, and that no Riders have been purchased.

Please note: Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the owner pays more than the stated premium.

Illustrated values may vary based on Policy variations required by individual states.

Upon request, we will provide a comparable illustration based upon the proposed Insureds' Ages and Rate Classes, the Death Benefit Option, Face Amount, Planned Periodic Premiums and Riders requested and state of issue.

                                  NATIONAL LIFE
                 SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE
                   PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE


                             $1,000,000 FACE AMOUNT
                  MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                 DEATH BENEFIT OPTION A, ANNUAL PREMIUM $10,000

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0% (NET ANNUAL RATE OF RETURN -1.73% IN THE FIRST 10 YEARS AND -1.23% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, AND -1.83% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS.)

                                             Guaranteed                                    Current
    End        Premiums         --------------------------------------      ---------------------------------------
    of        Accumulated                         Cash                                        Cash
  Policy    at 5% Interest      Accumulated     Surrender      Death        Accumulated     Surrender       Death
   Year        Per Year            Value          Value       Benefit          Value          Value        Benefit
   ----        --------            -----          -----       -------          -----          -----        -------
    1            10,500            7,618              0      1,000,000         7,626               0      1,000,000
    2            21,525           14,981          4,981      1,000,000        15,004           5,004      1,000,000
    3            33,101           22,071         12,071      1,000,000        22,117          12,117      1,000,000
    4            45,256           28,865         18,865      1,000,000        28,940          18,940      1,000,000
    5            58,019           35,338         25,338      1,000,000        36,094          26,094      1,000,000
    6            71,420           41,461         33,294      1,000,000        43,110          34,943      1,000,000
    7            85,491           47,202         41,035      1,000,000        49,985          43,818      1,000,000
    8           100,266           52,525         48,358      1,000,000        56,715          52,548      1,000,000
    9           115,779           57,393         55,226      1,000,000        63,295          61,128      1,000,000
    10          132,068           61,757         61,590      1,000,000        69,718          69,551      1,000,000
    11          149,171           65,562         65,562      1,000,000        77,691          77,691      1,000,000
    12          167,130           68,736         68,736      1,000,000        85,496          85,496      1,000,000
    13          185,986           71,187         71,187      1,000,000        93,120          93,120      1,000,000
    14          205,786           72,796         72,796      1,000,000       100,533         100,533      1,000,000
    15          226,575           73,432         73,432      1,000,000       107,724         107,724      1,000,000
    16          248,404           72,945         72,945      1,000,000       114,666         114,666      1,000,000
    17          271,324           71,172         71,172      1,000,000       121,331         121,331      1,000,000
    18          295,390           67,935         67,935      1,000,000       127,687         127,687      1,000,000
    19          320,660           63,046         63,046      1,000,000       133,694         133,694      1,000,000
    20          347,193           56,265         56,265      1,000,000       139,307         139,307      1,000,000
    25          501,135                                                      158,950         158,950      1,000,000
    30          697,608                                                      150,549         150,549s     1,000,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
                 SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE
                   PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                  MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                 DEATH BENEFIT OPTION A, ANNUAL PREMIUM $10,000

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6% (NET ANNUAL RATE OF RETURN 4.17% IN THE FIRST 10 YEARS AND 4.70% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, AND 4.06% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS.)

                                             Guaranteed                                    Current
    End        Premiums         --------------------------------------      ---------------------------------------
    of        Accumulated                         Cash                                        Cash
  Policy    at 5% Interest      Accumulated     Surrender      Death        Accumulated     Surrender       Death
   Year        Per Year            Value          Value       Benefit          Value          Value        Benefit
   ----        --------            -----          -----       -------          -----          -----        -------
    1            10,500             8,107              0     1,000,000          8,116              0      1,000,000
    2            21,525            16,426          6,426     1,000,000         16,452          6,452      1,000,000
    3            33,101            24,940         14,940     1,000,000         24,993         14,993      1,000,000
    4            45,256            33,629         23,629     1,000,000         33,719         23,719      1,000,000
    5            58,019            42,471         32,471     1,000,000         43,270         33,270      1,000,000
    6            71,420            51,437         43,270     1,000,000         53,206         45,039      1,000,000
    7            85,491            60,495         54,328     1,000,000         63,536         57,369      1,000,000
    8           100,266            69,609         65,442     1,000,000         74,269         70,102      1,000,000
    9           115,779            78,737         76,570     1,000,000         85,418         83,251      1,000,000
    10          132,068            87,830         87,663     1,000,000         96,989         96,822      1,000,000
    11          149,171            96,825         96,825     1,000,000        110,922        110,922      1,000,000
    12          167,130           105,645        105,645     1,000,000        125,442        125,442      1,000,000
    13          185,986           114,189        114,189     1,000,000        140,562        140,562      1,000,000
    14          205,786           122,327        122,327     1,000,000        156,283        156,283      1,000,000
    15          226,575           129,915        129,915     1,000,000        172,621        172,621      1,000,000
    16          248,404           136,786        136,786     1,000,000        189,582        189,582      1,000,000
    17          271,324           142,756        142,756     1,000,000        207,171        207,171      1,000,000
    18          295,390           147,621        147,621     1,000,000        225,390        225,390      1,000,000
    19          320,660           151,161        151,161     1,000,000        244,238        244,238      1,000,000
    20          347,193           153,106        153,106     1,000,000        263,712        263,712      1,000,000
    25          501,135           123,586        123,586     1,000,000        369,816        369,816      1,000,000
    30          697,608                                                       485,121        485,121      1,000,000


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
                 SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE
                   PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                  MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                 DEATH BENEFIT OPTION A, ANNUAL PREMIUM $10,000

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12% (NET ANNUAL RATE OF RETURN 10.06% IN THE FIRST 10 YEARS AND 10.62% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, AND 9.95% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS.)

                                             Guaranteed                                    Current
    End        Premiums         --------------------------------------      ---------------------------------------
    of        Accumulated                         Cash                                        Cash
  Policy    at 5% Interest      Accumulated     Surrender      Death        Accumulated     Surrender       Death
   Year        Per Year            Value          Value       Benefit          Value          Value        Benefit
   ----        --------            -----          -----       -------          -----          -----        -------
    1            10,500            8,598               0     1,000,000            8,607             0     1,000,000
    2            21,525           17,930           7,930     1,000,000           17,959         7,959     1,000,000
    3            33,101           28,045          18,045     1,000,000           28,105        18,105     1,000,000
    4            45,256           38,992          28,992     1,000,000           39,099        29,099     1,000,000
    5            58,019           50,826          40,826     1,000,000           51,672        41,672     1,000,000
    6            71,420           63,600          55,433     1,000,000           65,498        57,331     1,000,000
    7            85,491           77,374          71,207     1,000,000           80,695        74,528     1,000,000
    8           100,266           92,212          88,045     1,000,000           97,396        93,229     1,000,000
    9           115,779          108,182         106,015     1,000,000          115,747       113,580     1,000,000
    10          132,068          125,355         125,188     1,000,000          135,904       135,737     1,000,000
    11          149,171          143,803         143,803     1,000,000          160,270       160,270     1,000,000
    12          167,130          163,595         163,595     1,000,000          187,163       187,163     1,000,000
    13          185,986          184,800         184,800     1,000,000          216,842       216,842     1,000,000
    14          205,786          207,475         207,475     1,000,000          249,579       249,579     1,000,000
    15          226,575          231,686         231,686     1,000,000          285,698       285,698     1,000,000
    16          248,404          257,512         257,512     1,000,000          325,545       325,545     1,000,000
    17          271,324          285,046         285,046     1,000,000          369,511       369,511     1,000,000
    18          295,390          314,409         314,409     1,000,000          418,031       418,031     1,000,000
    19          320,660          345,760         345,760     1,000,000          471,592       471,592     1,000,000
    20          347,193          379,279         379,279     1,000,000          530,745       530,745     1,000,000
    25          501,135          588,511         588,511     1,000,000          935,508       935,508     1,000,993
    30          697,608          924,522         924,522     1,000,000        1,608,800     1,608,800     1,096,945

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
                 SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE
                   PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                  MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                 DEATH BENEFIT OPTION B, ANNUAL PREMIUM $10,000

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0% (NET ANNUAL RATE OF RETURN -1.73% IN THE FIRST 10 YEARS AND -1.23% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, AND -1.83% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS.)

                                             Guaranteed                                    Current
    End        Premiums         --------------------------------------      ---------------------------------------
    of        Accumulated                         Cash                                        Cash
  Policy    at 5% Interest      Accumulated     Surrender      Death        Accumulated     Surrender       Death
   Year        Per Year            Value          Value       Benefit          Value          Value        Benefit
   ----        --------            -----          -----       -------          -----          -----        -------
     1           10,500            7,617               0     1,007,617            7,625             0     1,007,625
     2           21,525           14,978           4,978     1,014,978           15,001         5,001     1,015,001
     3           33,101           22,061          12,061     1,022,061           22,107        12,107     1,022,107
     4           45,256           28,841          18,841     1,028,841           28,915        18,915     1,028,915
     5           58,019           35,289          25,289     1,035,289           36,069        26,069     1,036,069
     6           71,420           41,372          33,205     1,041,372           43,083        34,916     1,043,083
     7           85,491           47,054          40,887     1,047,054           49,956        43,789     1,049,956
     8          100,266           52,294          48,127     1,052,294           56,680        52,513     1,056,680
     9          115,779           57,049          54,882     1,057,049           63,253        61,086     1,063,253
    10          132,068           61,265          61,098     1,061,265           69,664        69,497     1,069,664
    11          149,171           64,878          64,878     1,064,878           77,618        77,618     1,077,618
    12          167,130           67,809          67,809     1,067,809           85,396        85,396     1,085,396
    13          185,986           69,957          69,957     1,069,957           92,981        92,981     1,092,981
    14          205,786           71,193          71,193     1,071,193          100,339       100,339     1,100,339
    15          226,575           71,375          71,375     1,071,375          107,455       107,455     1,107,455
    16          248,404           70,349          70,349     1,070,349          114,296       114,296     1,114,296
    17          271,324           67,948          67,948     1,067,948          120,828       120,828     1,120,828
    18          295,390           63,997          63,997     1,063,997          127,010       127,010     1,127,010
    19          320,660           58,320          58,320     1,058,320          132,793       132,793     1,132,793
    20          347,193           50,705          50,705     1,050,705          138,121       138,121     1,138,121
    25          501,135                                                         154,817       154,817     1,154,817
    30          697,608                                                         138,311       138,311     1,138,311

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
                 SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE
                   PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                  MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                 DEATH BENEFIT OPTION B, ANNUAL PREMIUM $10,000

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6% (NET ANNUAL RATE OF RETURN 4.17% IN THE FIRST 10 YEARS AND 4.70% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, AND 4.06% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS.)

                                             Guaranteed                                    Current
    End        Premiums         --------------------------------------      ---------------------------------------
    of        Accumulated                         Cash                                        Cash
  Policy    at 5% Interest      Accumulated     Surrender      Death        Accumulated     Surrender       Death
   Year        Per Year            Value          Value       Benefit          Value          Value        Benefit
   ----        --------            -----          -----       -------          -----          -----        -------
    1            10,500            8,107               0     1,008,107           8,116              0     1,008,116
    2            21,525           16,422           6,422     1,016,422          16,449          6,449     1,016,449
    3            33,101           24,928          14,928     1,024,928          24,981         14,981     1,024,981
    4            45,256           33,600          23,600     1,033,600          33,690         23,690     1,033,690
    5            58,019           42,410          32,410     1,042,410          43,239         33,239     1,043,239
    6            71,420           51,324          43,157     1,051,324          53,171         45,004     1,053,171
    7            85,491           60,300          54,133     1,060,300          63,495         57,328     1,063,495
    8           100,266           69,293          65,126     1,069,293          74,220         70,053     1,074,220
    9           115,779           78,250          76,083     1,078,250          85,356         83,189     1,085,356
    10          132,068           87,104          86,937     1,087,104          96,906         96,739     1,096,906
    11          149,171           95,776          95,776     1,095,776         110,807        110,807     1,110,807
    12          167,130          104,165         104,165     1,104,165         125,280        125,280     1,125,280
    13          185,986          112,142         112,142     1,112,142         140,333        140,333     1,140,333
    14          205,786          119,544         119,544     1,119,544         155,955        155,955     1,155,955
    15          226,575          126,184         126,184     1,126,184         172,154        172,154     1,172,154
    16          248,404          131,851         131,851     1,131,851         188,922        188,922     1,188,922
    17          271,324          136,309         136,309     1,136,309         206,244        206,244     1,206,244
    18          295,390          139,306         139,306     1,139,306         224,103        224,103     1,224,103
    19          320,660          140,570         140,570     1,140,570         242,467        242,467     1,242,467
    20          347,193          139,779         139,779     1,139,779         261,298        261,298     1,261,298
    25          501,135           88,482          88,482     1,088,482         359,655        359,655     1,359,655
    30          697,608                                                        446,740        446,740     1,446,740

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
                 SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE
                   PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                  MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                 DEATH BENEFIT OPTION B, ANNUAL PREMIUM $10,000

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12% (NET ANNUAL RATE OF RETURN 10.06% IN THE FIRST 10 YEARS AND 10.62% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, AND 9.95% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS.)

                                             Guaranteed                                    Current
    End        Premiums         --------------------------------------      ---------------------------------------
    of        Accumulated                         Cash                                        Cash
  Policy    at 5% Interest      Accumulated     Surrender      Death        Accumulated     Surrender       Death
   Year        Per Year            Value          Value       Benefit          Value          Value        Benefit
   ----        --------            -----          -----       -------          -----          -----        -------
    1            10,500            8,598               0     1,008,598            8,607             0     1,008,607
    2            21,525           17,926           7,926     1,017,926           17,955         7,955     1,017,955
    3            33,101           28,032          18,032     1,028,032           28,092        18,092     1,028,092
    4            45,256           38,958          28,958     1,038,958           39,064        29,064     1,039,064
    5            58,019           50,752          40,752     1,050,752           51,633        41,633     1,051,633
    6            71,420           63,457          55,290     1,063,457           65,452        57,285     1,065,452
    7            85,491           77,119          70,952     1,077,119           80,640        74,473     1,080,640
    8           100,266           91,783          87,616     1,091,783           97,326        93,159     1,097,326
    9           115,779          107,493         105,326     1,107,493          115,655       113,488     1,115,655
    10          132,068          124,287         124,120     1,124,287          135,778       135,611     1,135,778
    11          149,171          142,195         142,195     1,142,195          160,090       160,090     1,160,090
    12          167,130          161,231         161,231     1,161,231          186,903       186,903     1,186,903
    13          185,986          181,389         181,389     1,181,389          216,461       216,461     1,216,461
    14          205,786          202,627         202,627     1,202,627          249,017       249,017     1,249,017
    15          226,575          224,886         224,886     1,224,886          284,871       284,871     1,284,871
    16          248,404          248,082         248,082     1,248,082          324,336       324,336     1,324,336
    17          271,324          272,107         272,107     1,272,107          367,755       367,755     1,367,755
    18          295,390          296,834         296,834     1,296,834          415,502       415,502     1,415,502
    19          320,660          322,115         322,115     1,322,115          467,979       467,979     1,467,979
    20          347,193          347,747         347,747     1,347,747          525,623       525,623     1,525,623
    25          501,135          467,891         467,891     1,467,891          908,854       908,854     1,908,854
    30          697,608          508,338         508,338     1,508,338        1,502,211     1,502,211     2,502,211


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                   APPENDIX B


Joint Age Calculation

To calculate Joint Age, the two insureds ages are converted to adjusted ages, the difference in the adjusted ages is converted to an add-on, and the add-on is added to the adjusted age of the younger insured.

Step 1: Sex Adjustment

Make the following adjustment to each insured's age based on sex:

                  Male:             Subtract 0
                  Female:           Subtract 5

Step 2: Tobacco Adjustment

Take the results from Step 1 and make the following adjustment to each insured's age based on tobacco use:

                  Male Tobacco:             Add 3
                  Female Tobacco:           Add 2

Step 3: Substandard Rating Adjustment:

Take the results from Step 2 and make the following adjustment to each insured's age based on substandard rating table:

Table A  (125%)            Add 2            Table F  (250%)            Add 12
Table B  (150%)            Add 4            Table H  (300%)            Add 14
Table C  (175%)            Add 6            Table J  (350%)            Add 15
Table D  (200%)            Add 8            Table L  (400%)            Add 16
Table E  (225%)            Add 10           Table P  (500%)            Add 19

If the adjusted age exceeds 100, then cap the adjusted age at 100.

Step 4: Uninsurables:

An adjusted age of 100 will be used for all uninsurables.

Step 5: Age Add-on:

Take the difference of the adjusted ages and determine the add-on from the following table:

0                 0
1-2               1
3-4               2
5-6               3
7-9               4
10-12             5
13-15             6
16-18             7
19-23             8
24-28             9
29-34             10
35-39             11
40-44             12
45-47             13
48-50             14
51-53             15
54-56             16
57-60             17
61-64             18
65-69             19
70-75             20
76-85             21

Step 6: Joint Age:

Add the add-on from Step 5 to the younger adjusted age to get the Joint Age.

Target Premiums and Surrender Charges
(Annual rates per $1000 of Basic Coverage)

The initial surrender charge is level for the number of years indicated below. Following this level period, the surrender charge decreases linearly by month until it is zero at the beginning of the 11th year. These charges do not apply to Policies issued in New York - see Appendix C for the initial surrender charges that apply to Policies issued in New York.

                           INITIAL      LEVEL                              INITIAL      LEVEL
JOINT          TARGET      SURRENDER    PERIOD         JOINT    TARGET     SURRENDER    PERIOD
AGE            PREMIUM     CHARGE       (IN YEARS)     AGE      PREMIUM    CHARGE       (IN YEARS)
--------------------------------------------------     -------------------------------------------
15 OR LESS     2.40        2.40         5              53       11.70      11.70        5
16             2.50        2.50         5              54       12.90      12.90        5
17             2.60        2.60         5              55       14.05      14.05        5
18             2.65        2.65         5              56       15.25      15.25        5
19             2.75        2.75         5              57       16.45      16.45        5
20             2.80        2.80         5              58       17.65      17.65        5
21             2.90        2.90         5              59       18.80      18.80        5
22             3.00        3.00         5              60       20.00      20.00        5
23             3.10        3.10         5              61       20.75      20.75        5
24             3.20        3.20         5              62       21.50      21.50        5
25             3.30        3.30         5              63       22.70      22.70        5
26             3.35        3.35         5              64       23.90      23.90        5
27             3.45        3.45         5              65       25.05      25.05        5
28             3.60        3.60         5              66       26.25      26.25        5
29             3.70        3.70         5              67       27.45      27.45        5
30             3.80        3.80         5              68       28.65      28.65        5
31             3.90        3.90         5              69       29.80      29.80        5
32             4.00        4.00         5              70       31.00      31.00        5
33             4.15        4.15         5              71       31.75      31.75        5
34             4.30        4.30         5              72       32.50      32.50        5
35             4.50        4.50         5              73       33.45      33.45        5
36             4.70        4.70         5              74       34.40      34.40        5
37             4.85        4.85         5              75       35.30      35.30        5
38             5.05        5.05         5              76       36.25      36.25        5
39             5.30        5.30         5              77       37.20      37.20        5
40             5.50        5.50         5              78       38.15      38.15        4
41             5.65        5.65         5              79       39.05      39.05        4
42             5.80        5.80         5              80       40.00      40.00        3
43             6.35        6.35         5              81       40.00      41.00        3
44             6.85        6.85         5              82       40.00      42.00        3
45             7.40        7.40         5              83       40.00      43.00        2
46             7.90        7.90         5              84       40.00      44.00        2
47             8.45        8.45         5              85       40.00      45.00        1
48             8.95        8.95         5              86       40.00      46.00        1
49             9.50        9.50         5              87       40.00      47.00        1
50             10.00       10.00        5              88       40.00      48.00        1
51             10.25       10.25        5              89       40.00      49.00        0
52             10.50       10.50        5              90       40.00      50.00        0

                                   APPENDIX C


New York Surrender Charge Information

Sentinel Estate Provider - New York
Target Premiums and Surrender Charges
(Annual rates per $1,000 of Basic Coverage)

The initial surrender charge is level for the number of years indicated below. Following this level period, the surrender charge decreases linearly by month until it is zero at the beginning of the 11th year.

                       Initial     Level                               Initial    Level
            Target     Surrender   Period                    Target    Surrender  Period
Joint Age   Premium    Charge      (years)       Joint Age   Premium   Charge     (years)
------------------------------------------       ----------------------------------------
Up to 15    2.40       2.40        5             53          11.70     11.70      5
16          2.50       2.50        5             54          12.90     12.90      5
17          2.60       2.60        5             55          14.05     14.05      5
18          2.65       2.65        5             56          15.25     15.25      4
19          2.75       2.75        5             57          16.45     16.31      4
20          2.80       2.80        5             58          17.65     16.99      4
21          2.90       2.90        5             59          18.80     17.36      4
22          3.00       3.00        5             60          20.00     18.59      3
23          3.10       3.10        5             61          20.75     19.50      3
24          3.20       3.20        5             62          21.50     19.99      3
25          3.30       3.30        5             63          22.70     21.06      3
26          3.35       3.35        5             64          23.90     21.63      3
27          3.45       3.45        5             65          25.05     22.89      3
28          3.60       3.60        5             66          26.25     23.53      3
29          3.70       3.70        5             67          27.45     24.96      3
30          3.80       3.80        5             68          28.65     25.66      3
31          3.90       3.90        5             69          29.80     27.25      3
32          4.00       4.00        5             70          31.00     28.04      3
33          4.15       4.15        5             71          31.75     28.84      3
34          4.30       4.30        5             72          32.50     29.66      3
35          4.50       4.50        5             73          33.45     31.60      3
36          4.70       4.70        5             74          34.40     32.54      3
37          4.85       4.85        5             75          35.30     33.50      3
38          5.05       5.05        5             76          36.25     34.49      3
39          5.30       5.30        5             77          37.20     36.80      3
40          5.50       5.50        5             78          38.15     37.94      3
41          5.65       5.65        5             79          39.05     39.13      3
42          5.80       5.80        5             80          40.00     40.37      3
43          6.35       6.35        5             81          40.00     41.00      3
44          6.85       6.85        5             82          40.00     42.00      3
45          7.40       7.40        5             83          40.00     43.00      3
46          7.90       7.90        5             84          40.00     44.00      3
47          8.45       8.45        5             85          40.00     45.00      3
48          8.95       8.95        5             86          40.00     46.00      2
49          9.50       9.50        5             87          40.00     47.00      2
50          10.00      10.00       5             88          40.00     48.00      2
51          10.25      10.25       5             89          40.00     49.00      2
52          10.50      10.50       5             90          40.00     50.00      2

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                            Page

National Life Insurance Company................................................1
National Variable Life Insurance Account.......................................1
The Portfolios.................................................................1
Premiums ......................................................................1

Distribution of the Policies...................................................1
Contractual Arrangements between National Life and the Funds'
Investment Advisors or Distributors............................................2
Terms of Underlying Fund Participation Agreements..............................3
Underwriting Procedures........................................................3
Increases in Face Amount.......................................................4
Other Policy Provisions........................................................4
         Indefinite Policy Duration............................................4
         The Contract..........................................................5
         Ownership.............................................................5
         Beneficiary...........................................................5
         Change of Owner and Beneficiary.......................................5
         Split Dollar Arrangements.............................................5
         Assignments...........................................................6
         Suicide...............................................................6
         Dividends.............................................................6
         Correspondence........................................................6
         Settlement Options....................................................6
Optional Benefits..............................................................7
         Policy Split Option...................................................7
         Estate Preservation ..................................................8
         Term .................................................................8
         Continuing Coverage ..................................................8
         Enhanced Death Benefit ...............................................9
Automated Fund Transfer Features...............................................9
         Dollar Cost Averaging.................................................9
         Portfolio Rebalancing................................................10
Policy Reports................................................................10
Records  .....................................................................11
Legal Matters.................................................................11
Experts  .....................................................................11
Financial Statements..........................................................11
Financial Statements.........................................................F-1
Statement of Additional Information

The Statement of Additional Information contains further information about the Policies and is incorporated by reference (legally considered to be part of this prospectus). A table of contents for the Statement of Additional Information is on the last page of this prospectus. You may request a free copy by writing to National Life Insurance Company, National Life Drive, Montpelier, Vermont 05604 or by calling 1-800-732-8939. Please contact your registered representative or National Life if you have any questions or would like to request other information about the Policies such as personalized illustrations of an Insured's Death Benefit, Cash Surrender Value and Policy Values.

The Statement of Additional Information is also available at National Life's website at www.nationallife.com. Information about the Policy (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.


Investment Company Act of 1940 Registration File No. 811-9044

                         NATIONAL LIFE INSURANCE COMPANY

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT


 SENTINEL ESTATE PROVIDER SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       STATEMENT OF ADDITIONAL INFORMATION


                                   OFFERED BY
                         NATIONAL LIFE INSURANCE COMPANY
                               National Life Drive
                            Montpelier, Vermont 05604


This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Sentinel Estate Provider Survivorship Variable Universal Life Insurance Policy ("Policy") offered by National Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 2006 by calling 1-800-732-8939, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604, by accessing National Life's website at www.nationallife.com, or by accessing the SEC's website at http://www.sec.gov. Definitions of terms used in the current Prospectus for the Policy are incorporated in this Statement of Additional Information.


                   This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for the contract.



                                Dated May 1, 2006

                                TABLE OF CONTENTS


                                                                            Page


National Life Insurance Company................................................1
National Variable Life Insurance Account.......................................1
The Portfolios.................................................................1
Premiums.......................................................................1
Distribution of the Policies...................................................1
Contractual Arrangements between National Life and the
  Funds' Investment Advisors or Distributors...................................2
Terms of Underlying Fund Participation Agreements..............................3
Underwriting Procedures........................................................3
Increases in Face Amount.......................................................4
Other Policy Provisions........................................................4
         Indefinite Policy Duration............................................4
         The Contract..........................................................5
         Ownership.............................................................5
         Beneficiary...........................................................5
         Change of Owner and Beneficiary.......................................5
         Split Dollar Arrangements.............................................5
         Assignments...........................................................6
         Suicide...............................................................6
         Dividends.............................................................6
         Correspondence........................................................6
         Settlement Options....................................................6
Optional Benefits..............................................................7
         Policy Split Option...................................................7
         Estate Preservation ..................................................8
         Term .................................................................8
         Continuing Coverage ..................................................8
         Enhanced Death Benefit ...............................................9
Automated Fund Transfer Features...............................................9
         Dollar Cost Averaging.................................................9
         Portfolio Rebalancing................................................10
Policy Reports................................................................10
Records  .....................................................................10
Legal Matters.................................................................11
Experts  .....................................................................11
Financial Statements..........................................................11
Financial Statements.........................................................F-1

                         NATIONAL LIFE INSURANCE COMPANY

National Life Insurance Company ("National Life," "we," "our," or "us") is the insurance company that issues the Sentinel Estate Provider variable universal life insurance policy (the "Policy"). National Life is authorized to conduct a life insurance and annuity business in all 50 states and the District of Columbia. It was originally chartered as a mutual life insurance company in 1848. It is now a stock life insurance company. All of its outstanding stock is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Policies, are voting members of National Life Holding Company.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT


National Variable Life Insurance Account (the "Variable Account") was established by National Life on February 1, 1985. It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, and qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision of the management or investment practices or policies of the Variable Account by the SEC.

The independent public registered public accounting firm for the Variable Account is PricewaterhouseCoopers LLP. This firm annually performs an audit on the financial statements of the Variable Account, and provides a report to the Board of Directors of National Life. PricewaterhouseCoopers LLP also acts as the independent public accountants for National Life.


                                 THE PORTFOLIOS


The portfolios invested in by the Variable Account are part of mutual funds registered with the SEC as open-end investment companies. You should know that such registration does not involve supervision of the management or investment practices of the portfolios by the SEC.


                                    PREMIUMS


CREDIT TO HOME OFFICE EMPLOYEES. We offer a one time credit to Home Office employees who purchase a Policy, as both Owner and one of the two Insureds. This one time credit will be 50% of the Target Premium on the Policy. The amount of the credit will be added to the initial premium payment you submit. Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Tax Charge. If the Policy is surrendered, we will not recapture the credit. The amount of the credit will not be included for purposes of calculating agent compensation for the sale of the Policy.


                          DISTRIBUTION OF THE POLICIES

Equity Services, Inc. ("ESI") is responsible for distributing the Policies pursuant to a distribution agreement with us. ESI serves as principal underwriter for the Policies. ESI, a Vermont corporation and an affiliate of National Life, is located at One National Life Drive, Montpelier, Vermont 05604.


We offer the Policies to the public on a continuous basis through ESI. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

ESI offers the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers for sales of the Policies through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Policies.

Commissions paid on the Policy, as well as other incentives or payments, are not charged directly to the Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

ESI received underwriting commissions in connection with the Policies in the following amounts during the periods indicated:


----------------------------------------------------------------------------------------------------------
FISCAL YEAR      AGGREGATE AMOUNT OF           AGGREGATE AMOUNT OF COMMISSIONS RETAINED BY ESI AFTER
                 COMMISSIONS PAID TO ESI*      PAYMENTS TO ITS REGISTERED PERSONS AND OTHER BROKER-DEALERS
----------------------------------------------------------------------------------------------------------
2003             $572,867                      $0
----------------------------------------------------------------------------------------------------------
2004             $818,473                      $0
----------------------------------------------------------------------------------------------------------
2005             $759,620                      $0
----------------------------------------------------------------------------------------------------------


* Includes sales compensation paid to registered persons of ESI.

ESI passes through commissions it receives and does not retain any override as distributor for the Policies.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.


               CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND
                 THE FUNDS' INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by National Life. National Life and/or ESI receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Policy. The amount of this compensation with respect to the Policy during 2005, which is based upon the indicated percentages of assets of each Fund attributable to the Policy, is shown below:

---------------------------------------------------------------------------------------------------------
                                                                            REVENUES RECEIVED BY NATIONAL
PORTFOLIOS OF THE                                         % OF ASSETS       LIFE  DURING 2005
---------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds Series I Shares                  0.25%                      $716
---------------------------------------------------------------------------------------------------------
Alger American Fund                                           0.10%                      $268
---------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.                  0.25%(1)                    $8,125
---------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund and
Dreyfus Socially Responsible Growth Fund, Inc.                0.20%                      $65
---------------------------------------------------------------------------------------------------------
Fidelity(R) Variable Insurance Products                     0.10%(2)                    $6,510
---------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance Products Trust        0.35%(3)                     $691
---------------------------------------------------------------------------------------------------------
J.P. Morgan Series Trust II                                   0.20%                     $1,123
---------------------------------------------------------------------------------------------------------
Neuberger Berman Advisers Management Trust                  0.15%(4)                     $909
---------------------------------------------------------------------------------------------------------
Scudder Variable Series II                                  0.40%(3)                     $69
---------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc.                           0.25%(5)                     $252
---------------------------------------------------------------------------------------------------------
Wells Fargo Variable Trust                                  0.25%(3)                    $2,567
---------------------------------------------------------------------------------------------------------


      (1)   0.10% on the VP Inflation Protection Portfolio.
      (2)   0.05% with respect to the Index 500 Portfolio.
      (3)   Includes 0.25% payable under the Fund's 12b-1 Plan.
      (4) The Fasciano Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to ESI.
      (5) The 0.25% payment shown in the table is payable under the Fund's 12b-1 plan. In addition, the Fund's adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by National Life separate accounts exceed $25 million.

These arrangements may change from time to time, and may include more Funds in the future.

                TERMS OF UNDERLYING FUND PARTICIPATION AGREEMENTS


The participation agreements under which the Funds sell their shares to subaccounts of the Variable Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

Should an agreement between National Life and a Fund terminate, the subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to subaccounts investing in Portfolios of such Fund.

Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or Net Premiums to subaccounts investing in shares of that Fund or Portfolio.

The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension or retirement plans qualifying under Section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise as a result of such "mixed and shared" investing. That is, it is possible that a material conflict could arise between the interests of Owners with Accumulated Value allocated to the Variable Account and the owners of life insurance policies, variable annuity contracts, or of certain retirement or pension plans issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund prospectuses for more information.


                             UNDERWRITING PROCEDURES


In most cases we will perform an evaluation of a proposed Insured's health and other mortality risk factors before issuing a Policy. This process is often referred to as "underwriting". We will request that a number of questions about the proposed Insured be answered on the application for a Policy, and we may require a telephone conference, certain medical tests, and/or a medical examination. When we have evaluated all the necessary information, we will place each of the two proposed Insureds into one of the following Rate Classes:

-     preferred nonsmoker
-     nonsmoker
-     preferred smoker
-     smoker
-     substandard, and uninsurable.

The uninsurable rate class is not available in New York.

The Rate Class into which an Insured is placed will affect both the guaranteed and the current cost of insurance rates. Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in a preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

-     each Insured's Issue Age
-     each Insured's sex
-     the substandard or uninsurable status of either Insured, if applicable
-     the coverage's Duration
- whether the coverage is Basic Coverage or Additional Coverage (guaranteed rates are higher for Additional Coverage), and
-     the 1980 Commissioners Standard Ordinary Mortality Table.

The actual cost of insurance rates used ("current rates") will depend on:


-     each Insured's sex
-     each Insured's Rate Class
-     each Insured's Issue Age
-     the coverage's Duration
- whether the coverage is Basic Coverage or Additional Coverage (however, current rates for Additional Coverage may be higher or lower than for Basic Coverage), and
-     our expectation of future mortality experience.


For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.


From time to time, we may also offer promotional programs under which a proposed Insured may apply for a Policy subject to minimal underwriting subject to certain restrictions (e.g., if the proposed Insured has purchased a fully underwritten life insurance policy at Preferred or Standard rates from a company on our approved list (a) within the past three years or (b) within the past five years and had a full physical exam in the last 24 months).

                            INCREASES IN FACE AMOUNT


You should be aware that if you increase the Face Amount of your Policy, this will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured's Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured's Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We calculate the Net Amount at Risk separately for the Initial Face Amount and increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the "Surrender Charge" section of the prospectus.


                             OTHER POLICY PROVISIONS


Indefinite Policy Duration

The Policy can remain in force indefinitely (in New York, Texas and Maryland, however, the Policy matures at the younger Insured's Attained Age 100, at which time we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate). However, for a Policy to remain in force after the younger Insured reaches Attained Age 100, if the Face Amount is greater than the Accumulated Value, the Face Amount will automatically be decreased to the current Accumulated Value, and all Accumulated Value is transferred to the Fixed Account. Also, at the younger Insured's Attained Age 100 Option B automatically becomes Option A, and no premium payments are allowed after the younger Insured's Attained Age 100. Loan repayments are allowed, however. Monthly Deductions cease at the younger Insured's Attained Age 100. The tax treatment of a Policy's Accumulated Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

The Contract

The Policy and the application are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life's duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

Ownership

The Owner is named in the application or thereafter changed. While either of the two Insureds is living, the Owner is entitled to exercise any of the Policy's rights. If the Owner dies before the last to die of the two Insureds, these rights will vest in the estate of the Owner, unless otherwise provided.

Beneficiary

You designate the Beneficiary in the application for the Policy. You may change the Beneficiary during the lifetime of either of the two Insureds by sending us a written notice. The interest of any Beneficiary who dies before the last to die of the two Insureds shall vest in you unless you otherwise provide.

Change of Owner and Beneficiary

As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request. The change will take effect as of the date the request is signed, whether or not the Insureds are living when the request is received by us. We will not be responsible for any payment made or action taken before we receive the written request. A change of Owner may have tax consequences.

Split Dollar Arrangements

You may enter into a Split Dollar Arrangement among the Owners or another person or persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

For example, an employer and employee might agree that under a Policy on the lives of the employee and his or her spouse, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee and his or her spouse both die while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.

The IRS has issued new guidance affecting Split Dollar Arrangements. Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

Assignments


You may assign any and all rights under the Policy. We are not bound by an assignment unless it is in writing and we have received it at our Home Office. We assume no responsibility for determining whether an assignment is valid or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. An assignment of the Policy may have tax consequences.


Suicide

If either Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

If either Insured dies by suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

Dividends

The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash, or paid in the form required by the applicable state. At the time of the death of the last to die of the two Insureds, the Death Benefit will be increased by dividends payable, if any.

Correspondence

All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

Settlement Options

In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.


PAYMENT OF INTEREST ONLY. We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.


PAYMENTS FOR A STATED TIME. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

PAYMENTS FOR LIFE. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. Guaranteed payment periods may be elected for 0, 10, 15, or 20 years or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

PAYMENTS OF A STATED AMOUNT. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

LIFE ANNUITY. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

JOINT AND TWO THIRDS ANNUITY. We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living. When either chosen person dies, we will continue to make two-thirds of the amount of those payments during the life of the survivor. We may require proof of the ages of the chosen persons.

50% SURVIVOR ANNUITY. We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person. When the primary chosen person dies, we will continue to pay 50% of the amount of those payments during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and the fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.


                                OPTIONAL BENEFITS


The following optional benefits, which are subject to the restrictions and limitations set forth in the applicable Policy Riders, may be included in a Policy at your option, if the Insureds meet any applicable underwriting requirements. Election of any of these optional benefits may involve an additional cost. Two other optional benefits, the Guaranteed Death Benefit, and the Additional Protection Benefit, are described in the prospectus.

Policy Split Option

If you elect the Policy Split Option Rider, you will have the right to split the Face Amount and Accumulated Value of a Policy into two single life whole life insurance contracts on the lives of each of the two Insureds, in the event of divorce or a material change in federal estate tax law. The two single life contracts may be any traditional whole life insurance, universal or variable life insurance contract we are then offering. This Rider is available only at issue, only to Insureds legally married to each other, only where both Insureds are not in a substandard Rate Class with a rating in excess of 250% and not uninsurable, and only where neither Insured is older than age 80. We will allow you to exercise the option to split the Policy without evidence of insurability, but only within 180 days of the date of a final divorce decree relating to the Insureds, or within 180 days of the occurrence of either of the following changes in federal estate tax law: (1) an end to the Unlimited Marital Deduction, as defined in the Code; and (2) a reduction of 50% or more of the percentage federal estate tax rate applicable to the estate of the surviving spouse.

The two new policies will have an issue date of the date of the split, and will be based on the Insureds' ages as of the date of the split. The Rate Classes of each of the Insureds will be the Rate Class for such Insured for the most recently issued coverage segment under the Policy. You may select the face amounts of the new policies, as long as the total of the two face amounts does not exceed the Face Amount of the Policy on the date of the split, and neither of the face amounts on the two new policies exceeds 50% of the Face Amount on the Policy. Increases on the Policy which contain a substandard rating in excess of 250% will not be eligible for the split. If the face amounts of the new policies are not equal, and the Policy is jointly owned, then the consent of all Owners to the split is required. The Accumulated Value, and any Policy loans and accrued interest, will be split in proportion to the Face Amount split, and the total of the accumulated values and any policy loans and accrued interest of the new individual contracts will equal the Accumulated Value of the Policy. There will not be new suicide and incontestability periods for the new individual policies as of the date of the split if they had expired on the Policy prior to the split, but if such periods had not expired, then the remaining time to expiration will be transferred to the new Policies.

There is no cost for the Policy Split Option Rider, except that a fixed charge of $200 will also be assessed at the time of the split to cover administrative costs. You may cancel the Rider at any time. It will automatically terminate on its exercise, on the date of death of the first of the two Insureds to die, or on the date that the older of the Insureds reaches Attained Age 85. Any other Riders applicable to the Policy will terminate upon exercise of the Policy Split Option.

The tax consequences associated with the Policy Split Option are unclear. See "Tax Treatment of Policy Benefits, in the prospectus.

THE POLICY SPLIT OPTION IS NOT AVAILABLE IN PENNSYLVANIA OR NEW YORK.

Estate Preservation


The Estate Preservation Rider is designed for use in situations in which a Policy is issued outside of an irrevocable life insurance trust but is expected to be transferred into such a trust within a year after the Date of Issue. This Rider provides four years of additional last survivor term coverage on the two Insureds. The goal of the rider is to provide a Death Benefit including this Rider, net of incremental estate taxes owed as a result of the Policy, at least equal to the Death Benefit provided by the Policy not including the Rider. This Rider is available only at issue and only where the Insureds are legally married to each other.

The cost of the Estate Preservation Rider is a charge for the death benefit coverage included by this Rider, at the same rates that apply to the Additional Coverage. The coverage provided by this Rider will be level, regardless of whether Option A or Option B applies to the Face Amount of the Policy. The amount of coverage will be the initial Face Amount multiplied by a fraction the numerator of which is 0.55 and the denominator of which is 1-0.55, or 0.45. A factor of 0.55 is used in the above formula because the maximum estate tax rate is currently 55%.

Any decrease in Face Amount during the first four Policy Years will result in a proportionate reduction in the coverage provided by the Estate Preservation Rider.

The Estate Preservation Rider will terminate on the first Policy Anniversary, if the Owner of the Policy has not become an irrevocable life insurance trust by that time. If the Owner has become an irrevocable life insurance trust by such time, then the Rider will automatically terminate at the end of the fourth Policy Year.


Term


The Term Rider allows you to add individual life term coverage on either or both of the two Insureds. The Term Rider is available at any time, subject to submission of an application with evidence of insurability satisfactory to us, on Insureds with Issue Ages from 20 through 75. The Term Rider coverage is renewable through age 80. The maximum amount of Term Rider coverage for each Insured is 50% of the Face Amount of the Policy. Charges included in the Monthly Deductions will include amounts associated with the individual life term coverage. The cost of insurance rates for the Term Rider will be set forth in the Rider.

Individual term life insurance coverage addresses different insurance needs than the survivorship life insurance coverage provided by the Face Amount of the Policy. Your determination of the usefulness of the Term Rider should be based on your specific insurance needs. Consult your sales representative for further information.


Continuing Coverage


The Continuing Coverage Rider allows you to extend coverage at the Face Amount of a Policy beyond the younger Insured's Attained Age 100 if the Policy is still in force at that time. This Rider is available only at issue and only if the younger Insured is no older than Attained Age 75.

On the date that the extension of coverage occurs, the Policy's Accumulated Value will be transferred to the Fixed Account, and no further transfers will be permitted. The Monthly Deductions will be set to zero. No further Premium Payments will be accepted. All other rights and benefits will continue while the Policy is in force.

The charge is guaranteed never to exceed $3.50 per $1000 per month applied to the Net Amount at Risk. The current charge for the Continuing Coverage Rider is $2.50 per $1000 per month, applied to the Net Amount at Risk. The charge will begin at the younger Insured's Attained Age 90. At the time charges begin for this Rider, Policies with Death Benefit Option B will automatically be changed to Death Benefit Option A.

The tax consequences associated with continuing a Policy beyond age 100 of the younger Insured are uncertain.

THE CONTINUING COVERAGE RIDER IS NOT AVAILABLE IN TEXAS, MARYLAND OR NEW YORK.

Enhanced Death Benefit


The Enhanced Death Benefit Rider may provide a higher Death Benefit at a targeted age for the younger Insured. You select the target age. The Rider operates by increasing the otherwise applicable specified percentages that are shown in the Policy and which may be applied in determining the Death Benefit, beginning 4 years prior to the targeted Attained Age and ending at Attained Age 99 of the younger Insured, by the following percentages:

Target Age - 4: 4%     Target Age -1:  16%                Attained Age - 97: 12%
Target Age - 3: 8%     Target Age through Age 95: 20%     Attained Age - 98:  8%
Target Age - 2: 12%    Attained Age - 96:  16%            Attained Age - 99:  4%

The target age must be at least the later of the younger Insured's Attained Age 70 and 15 years after the Date of Issue. The target age cannot be more than Attained Age 95 of the younger Insured. Once you select it, you may not change the target age. You may cancel this Rider at any time, but if you do, you may not reinstate it.

There is no cost for the Enhanced Death Benefit Rider. However, if the Rider's increases in the specified percentages result in an increase in Death Benefit, the Net Amount at Risk will be higher than if the Rider did not apply, and the Cost of Insurance Charges will be commensurately higher.

This Rider is available only at issue, and only where the younger Insured's Issue Age is 80 or less.

THE ENHANCED DEATH BENEFIT RIDER IS NOT AVAILABLE IN TEXAS.


                        AUTOMATED FUND TRANSFER FEATURES


Dollar Cost Averaging

You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that the reallocation of the Accumulated Value out of the Money Market Subaccount and into the other Subaccounts occurs. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the Fixed Account.

Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.


If you initiate Dollar Cost Averaging on a Policy that is participating in the Illuminations program, your Policy's participation in the Illuminations program will terminate.

Portfolio Rebalancing

You may elect Portfolio Rebalancing at issue by marking the appropriate box on the initial application, or, after issue, by completing a change request form and sending it to the Home Office.

In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date three, six or twelve months after the Date of Issue, and then on each Monthly Policy Date three, six or twelve months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every three, six or twelve months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.


If you change your Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.


Portfolio Rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums. Portfolio rebalancing does not guarantee a profit or protect against a loss.


If you change Portfolio Rebalancing on a Policy that is participating in the Illuminations program, your Policy's participation in the Illuminations program will terminate.

                                 POLICY REPORTS


At least once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

o     the Face Amount;
o     the current Death Benefit;
o     any Policy loans and accrued interest;
o     the current Accumulated Value;
o     the non-loaned Accumulated Value in the Fixed Account;
o     the amount held as Collateral in the Fixed Account;
o     the value in each subaccount of the Variable Account;
o     premiums paid since the last report;
o     charges deducted since the last report;
o     any Withdrawals since the last report; and
o     the current Cash Surrender Value.

We currently plan to send such statements quarterly. In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one subaccount of a Variable Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment
Plan).

We will send you a semi-annual report containing the financial statements of each portfolio in which your Policy has Accumulated Value, as required by the 1940 Act.


                                     RECORDS


We will maintain all records relating to the Policy at our Home Office at National Life Drive, Montpelier, Vermont 05604.

                                  LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Kerry A. Jung, Senior Counsel of National Life.

                                     EXPERTS


The Financial Statements have been included in this Statement of Additional Information, which is part of the of the registration statement in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.


                              FINANCIAL STATEMENTS

The financial statements of National Life and of the relevant Subaccounts of the Variable Account appear on the following pages. The 2004 and 2003 financial statements of National Life filed with the SEC on May 2, 2005 (Post Effective Amendment No. 10, 1940 and 1933 SEC File numbers 811-9044 and 333-44723) are incorporated herein by reference. The financial statements of National Life should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                        NATIONAL LIFE INSURANCE COMPANY

                                    * * * * *

                              FINANCIAL STATEMENTS
                                       AND
                             SUPPLEMENTAL SCHEDULES

                                (STATUTORY BASIS)

                                    * * * * *

                           DECEMBER 31, 2005 AND 2004

NATIONAL LIFE INSURANCE COMPANY
FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                           Pages

      Report of Independent Registered Public Accounting Firm                F-3
      Statement of Admitted Assets, Liabilties and Capital and
        Surplus - Statutory Basis                                            F-4
      Statement of Operations - Statutory Basis                              F-5
      Statement of Cash Flows - Statutory Basis                              F-6
      Notes to Statutory Basis Financial Statements                          F-7

                      [LETTERHEAD, PRICEWATERHOUSECOOPERS]

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of National Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of National Life Insurance Company (the "Company") as of December 31, 2005 and 2004, and the related statutory statements of income, capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Vermont Department of Banking, Insurance, Securities and Health Care Administration, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between such practices and accounting principles generally accepted in the United States of America are material and are disclosed in Note 12.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2005 and 2004, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital stock and surplus of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.


/s/ PricewaterhouseCoopers LLP

April 7, 2006

NATIONAL LIFE INSURANCE COMPANY
STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS
DECEMBER 31,

(IN THOUSANDS)                                                      2005         2004
                                                                 ----------   ----------
ADMITTED ASSETS:
  Cash and short-term investments                                $   33,457   $   40,665
  Bonds                                                           4,657,465    4,426,164
  Preferred stocks                                                   70,644       71,146
  Common stocks                                                     261,315      251,437
  Mortgage loans                                                    910,544      948,947
  Policy loans                                                      570,647      584,053
  Real estate investments                                             5,808        9,279
  Home office properties                                             40,956       40,910
  Other invested assets                                             140,005       99,213
                                                                 ----------   ----------
    Total cash and invested assets                                6,690,841    6,471,814
  Due and deferred premiums                                          73,806       74,258
  Due and accrued investment income                                  79,349       79,051
  Deferred income taxes                                              76,982       51,156
  Federal income taxes recoverable                                      722        9,108
  Other assets                                                      137,194      125,729
  Separate account assets                                           843,072      782,360
                                                                 ----------   ----------
    Total admitted assets                                        $7,901,966   $7,593,476
                                                                 ==========   ==========
LIABILITIES:
  Policy and other contract reserves                             $5,760,888   $5,679,400
  Policyholders' deposits                                           167,159      176,840
  Claims in process of settlement                                    28,241       29,889
  Policyholders' dividends                                          124,068      133,698
  Interest maintenance reserve                                       61,021       64,743
  Asset valuation reserve                                            67,053       77,253
  Broker deposits on loaned securities                                   --       14,340
  Minimum pension benefit obligation                                 60,410       27,641
  Other liabilities                                                 169,536       67,644
  Separate account liabilities                                      840,125      779,591
                                                                 ----------   ----------
    Total liabilities                                             7,278,501    7,051,039
                                                                 ----------   ----------
CAPITAL AND SURPLUS:
  Common stock (authorized 2.5 million shares at $1 par value,
    2.5 million shares issued and outstanding)                        2,500        2,500
  Additional paid-in capital                                        107,123      107,123
  Unassigned surplus                                                513,842      432,814
                                                                 ----------   ----------
    Total capital and surplus                                       623,465      542,437
                                                                 ----------   ----------
    Total liabilities, capital and surplus                       $7,901,966   $7,593,476
                                                                 ==========   ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY
STATEMENTS OF INCOME AND CAPITAL AND SURPLUS
FOR THE YEARS ENDED DECEMBER 31,

(IN THOUSANDS)                                                            2005           2004
                                                                       ----------    ----------
INCOME:
  Premiums and annuity considerations for life and accident
    health contracts                                                   $  559,536    $  641,063
  Considerations for supplementary contracts with life contingencies        2,387         2,533
  Net investment income and interest maintenance
    reserve amortization                                                  495,760       420,535
  Other (expense) income, net                                              (4,339)      (11,729)
                                                                       ----------    ----------
    Total income                                                        1,053,344     1,052,402
                                                                       ----------    ----------
EXPENSES:
  Benefits                                                                516,824       545,182
  Increase in reserves                                                    104,288       136,136
  Commissions and operating expenses                                      173,896       174,751
                                                                       ----------    ----------
    Total expenses                                                        795,008       856,069
                                                                       ----------    ----------
Net gain from operations before dividends and federal income taxes        258,336       196,333

  Dividends to policyholders                                              119,561       129,846
                                                                       ----------    ----------
Net gain from operations before federal income taxes                      138,775        66,487

  Federal income tax expense                                               12,437         4,686
                                                                       ----------    ----------
Net gain from operations                                                  126,338        61,801

  Net realized (losses) gains                                             (33,965)        3,366
                                                                       ----------    ----------
NET INCOME                                                                 92,373        65,167

ADJUSTMENTS TO SURPLUS:
  Unrealized (losses) gains, net of deferred tax effects                   (7,945)       24,902
  Change in asset valuation reserve                                        10,200       (14,202)
  Change in minimum pension benefit obligation,
    net of deferred tax effects                                           (21,300)          449
  Change in non-admitted assets                                            62,593         2,556
  Decrease in surplus notes, net                                               --       (62,739)
  Change in deferred tax asset, net                                       (54,580)      (12,469)
  Additional paid-in capital                                                   --        72,724
  Dividends to stockholder                                                 (9,312)           --
  Other adjustments to surplus, net                                         8,999        13,659
                                                                       ----------    ----------
Increase in capital and surplus                                            81,028        90,047

CAPITAL AND SURPLUS:
  Beginning of year                                                       542,437       452,390
                                                                       ----------    ----------
  End of year                                                          $  623,465    $  542,437
                                                                       ==========    ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY
STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, (IN THOUSANDS)                           2005            2004
                                                                      ------------    ------------
OPERATING ACTIVITIES:
  Premiums, policy proceeds, and other considerations received,
    net of reinsurance paid                                           $    563,748    $    643,465
  Net investment income received                                           498,578         436,948
  Benefits paid                                                           (518,232)       (541,105)
  Net transfers to Separate Accounts                                       (23,741)        (58,671)
  Insurance expenses paid                                                 (143,646)       (209,651)
  Dividends paid to policyholders                                         (129,191)       (130,569)
  Federal income taxes (paid) recovered                                     (4,473)            888
  Other income received, net of other expenses paid                         (4,340)        (14,296)
                                                                      ------------    ------------
Net cash provided by operations                                            238,703         127,009
                                                                      ------------    ------------
INVESTMENT ACTIVITIES:
Proceeds from sales, maturities, or repayments of investments:
  Bonds                                                                  1,731,219       2,308,095
  Stocks                                                                    12,703          15,872
  Mortgage loans                                                           143,392         163,687
  Real estate                                                                2,231             618
  Other invested assets                                                     99,811          39,209
  Miscellaneous proceeds                                                       207              --
                                                                      ------------    ------------
Total proceeds from sales, maturities, or repayments of investments      1,989,563       2,527,481
Cost of investments acquired:
  Bonds                                                                 (1,974,676)     (2,515,981)
  Stocks                                                                   (30,348)        (32,027)
  Mortgage loans                                                          (104,989)       (150,776)
  Real estate                                                               (1,789)         (1,623)
  Other invested assets                                                   (148,115)        (19,957)
  Miscellaneous applications                                                (9,345)             --
                                                                      ------------    ------------
Total cost of investments acquired                                      (2,269,262)     (2,720,364)
Net change in contract loans                                                13,405          34,138
                                                                      ------------    ------------
Net cash used in investing activities                                     (266,294)       (158,745)
                                                                      ------------    ------------
FINANCING AND MISCELLANEOUS ACTIVITIES:
Other cash provided (applied):
  Retirement of surplus notes                                                   --         (62,739)
  Capital and paid in surplus                                                   --          72,724
  Deposits on deposit-type contract funds and other liabilities
    without life contingencies                                             (16,387)         (4,648)
  Other cash provided (applied)                                             36,770         (30,058)
                                                                      ------------    ------------
Net cash provided by (used in) financing and miscellaneous                  20,383         (24,721)
                                                                      ------------    ------------
Net decrease in cash and short-term investments                             (7,208)        (56,457)
Cash and short-term investments:
  Beginning of year                                                         40,665          97,122
                                                                      ------------    ------------
  End of year                                                         $     33,457    $     40,665
                                                                      ============    ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PAR OF THESE FINANCIAL STATEMENTS

NATIONAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

NOTE 1 - NATURE OF OPERATIONS

National Life Insurance Company (the "Company") is primarily engaged in the development and distribution of traditional and universal individual life insurance and annuity products. Through affiliates, it also provides distribution and investment advisory services to the Sentinel Group Funds, Inc., a family of mutual funds. The Company's insurance and annuity products are primarily marketed through a general agency system. On January 1, 1999, pursuant to a mutual holding company reorganization, the Company converted from a mutual to a stock life insurance company. This reorganization was approved by policyowners of National Life and was completed with the approval of the Vermont Commissioner of Insurance (the "Commissioner").

Concurrent with the conversion to a stock life insurance company, National Life established and began operating the Closed Block. The Closed Block was established on January 1, 1999 pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flexible premium annuities, and other related liabilities. The Closed Block was established to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits. Such benefits include policyholder dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. See Note 14 for additional information on the Closed Block.

All of the Company's outstanding shares are currently held by its parent, NLV Financial Corp ("NLVF"), which is the wholly-owned subsidiary of National Life Holding Company ("NLHC"). NLHC and its subsidiaries (including the Company) are collectively known as the National Life Group. The Company is licensed in all 50 states and the District of Columbia. Approximately 25% of total collected premiums and deposits are from residents of the states of New York and California.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Vermont Department of Banking, Insurance, Securities and Health Care Administration (the "Department"), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP").

The Department recognizes only statutory accounting practices prescribed or permitted by the State of Vermont for determining solvency under Vermont Insurance Law. The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual - version effective January 1, 2001 (and as amended) ("NAIC SAP"), has been adopted as a component of prescribed or permitted practices by the Department. NAIC SAP consists of Statements of Statutory Accounting Principles ("SSAPs") and other authoritative guidance. Although no such practices were in effect at the Company as of December 31, 2005, the Commissioner has the right to permit specific practices that deviate from NAIC SAP.

NATIONAL LIFE INSURANCE COMPANY

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

There are significant differences between statutory accounting practices and GAAP. Under statutory accounting practices:

      o The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred;

      o Statutory concepts such as non-admitted assets, asset valuation reserve, and interest maintenance reserve are required;

      o Bonds and preferred stocks are carried at amortized cost and cost, respectively;

      o Reserves for participating life policies are calculated using various methods allowed under statutory accounting; Statutory reserve assumptions are generally more conservative than GAAP reserve assumptions;

      o Subsidiaries and affiliates, life and non-life, are recorded at their GAAP basis net worth, with downstream insurance subsidiaries adjusted to reflect equity on a statutory basis, plus admissible goodwill;

      o For individual participating life policies, premiums are recognized at the policies' anniversary dates. For universal life, interest sensitive life, variable universal life policies and deferred annuity contracts, premiums or deposits are recognized as revenue and withdrawals are recognized as surrender benefits;

      o Liabilities for policyholders' dividends primarily represent amounts estimated to be paid or credited in the subsequent year;

      o The costs of employee pension and postretirement health benefits are recognized as the employee vests in these benefits during an employee's service period;

      o     Assets and liabilities are reported net of reinsurance business;

See Note 12 for a reconciliation of the Company's statutory basis capital and surplus to the Company's consolidated GAAP basis equity, and statutory net income to GAAP net income.

Certain reclassifications have been made to conform the prior year presentation to the current year.

INVESTMENTS

Bonds and preferred stocks are generally carried at amortized cost and cost, respectively. Bonds in or near default are carried at the lower of amortized cost or fair value. Non-affiliated common stocks are carried at fair value. Affiliated common stocks are carried at GAAP basis net worth, with down-stream insurance subsidiaries adjusted to reflect equity on a statutory basis, plus admissible goodwill. Mortgage loans in good standing are valued at their unpaid principal balance. Mortgage loans that are delinquent or in process of foreclosure are valued at the lower of their principal balance or the estimated fair value of the underlying collateral. The maximum ratio of loan to collateral value at the time a loan is made is generally 75%. Loan-backed securities are stated at either amortized cost or the lower of amortized cost or fair market value. Policy loans are reported at their unpaid balances and are fully collateralized by policy cash values. Real estate investments are generally depreciated over 39.5 years using the straight line method, and are reflected at the lower of depreciated cost or fair value, net of encumbrances. All derivatives are stated at fair value. The Company has minor ownership interests in several joint ventures. The Company generally carries these interests based on the underlying audited GAAP equity of the investee.

NATIONAL LIFE INSURANCE COMPANY

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Realized gains and losses are determined using the specific identification method and are reported net of related income taxes and deferrals into the Interest Maintenance Reserve ("IMR"). Debt and equity securities that experience declines in value that are other than temporary are written down with a corresponding charge to net realized losses.

Amortization of premium or discount on debt securities is computed using the interest method.

Unrealized losses primarily represent changes in fair value of non-affiliated common stock investments, underlying equity of affiliated companies, and fair value of debt securities in or near default, all net of deferred tax effects.

SHORT-TERM INVESTMENTS

Short-term investments are generally carried at amortized cost, which approximates fair value. Short-term investments in or near default are carried at the lower of amortized cost or fair value. For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with a remaining maturity of one year or less to be short-term investments.

ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE

The Asset Valuation Reserve ("AVR") is designed to stabilize unassigned surplus from default losses on bonds, preferred stocks, mortgages, real estate and other invested assets and from fluctuations in the value of common stocks. The AVR is calculated as prescribed by the NAIC.

The IMR defers interest rate related after-tax capital gains and losses on fixed income investments and amortizes them into income over the remaining lives of the securities sold. IMR amortization is included in net investment income. The Company uses the seriatim method for the amortization of IMR.

NON-ADMITTED ASSETS

In accordance with regulatory requirements, certain assets, including certain deferred tax assets, amounts due from agents, furniture and equipment, and internally developed software, are excluded from the balance sheet. The net change in these assets is included in other adjustments to surplus.

NATIONAL LIFE INSURANCE COMPANY

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

Goodwill is amortized over 10 years using the straight-line method and is periodically evaluated for recoverability.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property owned by the Company is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over five years and three years, respectively. EDP equipment and software is depreciated for a period not exceeding three years.

CORPORATE OWNED LIFE INSURANCE

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these Corporate Owned Life Insurance ("COLI") contracts was $96.2 million and $92.8 million at December 31, 2005 and 2004, respectively, and is included in other assets. COLI income includes the net change in cash surrender value and any benefits received. COLI income was $7.0 million and $4.0 million in 2005 and 2004, respectively, and is included in other income.

POLICY AND OTHER CONTRACT RESERVES

Policy reserves for life, annuity and disability income contracts are developed using accepted actuarial methods. Actuarial factors used in determining life insurance reserves are based primarily upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary ("CSO") mortality tables. Methods used to calculate life reserves consist primarily of net level premium, Commissioners' Reserve Valuation Method, and modified preliminary term, with valuation interest rates ranging from 2.0% to 6.0%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives in addition to the gross premium for a true age. Reserves are determined by computing mean reserves using standard mortality, then calculating a substandard extra reserve. Where the extra premium is a flat extra, the extra reserve is equal to one-half the flat extra premium charge for the year. For policies with a percentage extra rating, the extra reserve is defined as the difference between mean reserves calculated using standard valuation mortality and mean reserves calculated using valuation mortality adjusted by the percentage rating. No substandard extra reserves are held after 20 years.

Reserves for individual annuities are determined principally using the Commissioners' Annuity Reserve Valuation Method, based on A-1949, 1983, and 2000 annuity tables with valuation interest rates from 2.0% to 9.0%. Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by using statistical claim development models. Active life disability income reserves are determined primarily using the Commissioners' Disability 1964 table with the 1958 CSO mortality table and Commissioners' Individual Disability Table A morbidity tables with the 1980 CSO mortality tables. Valuation interest rates for active life reserves range from 3.0% to 6.0%. Disability income reserves are based on expected experience at 4.5% interest and exceed statutory minimum reserves. The Company anticipates investment income as a factor in the premium deficiency calculation. Tabular components of reserves are calculated in accordance with NAIC instructions and, as appropriate, have been compared to related contract rates for reasonableness.

NATIONAL LIFE INSURANCE COMPANY

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REINSURANCE

The Company reinsures certain risks assumed in the normal course of business to other companies. The Company assumes a small amount of reinsurance from other companies. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

Amounts recoverable from and payable to reinsurers are estimated in a manner consistent with the related liabilities associated with the reinsured policies. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Annual premiums and related reserve increases on traditional life insurance policies are recorded at each policy anniversary. Premiums and related reserve increases on annuity contracts and universal life policies are recorded when premiums are collected. Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Commissions and other policy and contract costs are expensed as incurred. First-year policy and contract costs and required additions to policy and contract reserves generally exceed first-year premiums.

DIVIDENDS TO POLICYHOLDERS

The Company issued all of its traditional life insurance and certain annuity policies on a participating basis. The Company's universal life policies, most annuities, and disability income policies are issued on a non-participating basis. Term life insurance, while on a participating basis, currently receives no dividend. Liabilities for policyholders' dividends primarily represent amounts estimated to be paid or credited in the subsequent year. The amount of policyholder dividends to be distributed is based upon a scale which seeks to reflect the relative contribution of each group of policies to the Company's overall operating results. The dividend scale is approved annually by the Company's Board of Directors. See additional information below on policyholder dividends on contracts within the Closed Block.

SEPARATE ACCOUNTS

Separate account assets represent segregated funds held for the benefit of certain variable annuity, variable life, pension policyholders, and the Company's pension plans. Separate account liabilities represent the policyholders' share of separate account assets. The Company also participates in certain separate accounts. Policy values funded by separate accounts reflect the actual investment performance of the respective accounts and are generally not guaranteed. Investments held in the separate accounts are primarily common stocks, bonds, mortgage loans, and real estate and are carried at fair value.

NATIONAL LIFE INSURANCE COMPANY

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company has approximately $1.1 million of reserves for minimum death benefit guarantees on variable annuities at both December 31, 2005 and 2004. These benefits include a provision that allows withdrawals by policyholders to adjust the death benefit guarantee on a "dollar for dollar" basis, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method subject to state approval. Policyholder partial withdrawals to date have not been significant. The Company assumes no partial withdrawals in its calculation of minimum death benefit guarantee reserves, but does include partial withdrawals in asset adequacy testing.

FEDERAL INCOME TAXES

The Company files its federal income tax returns as a member of a consolidated federal income tax return of its upstream parent NLHC and other affiliated subsidiaries. Under a written tax sharing agreement approved by the Board of Directors, taxes are allocated among members of the group based upon separate return calculations with current credit for net losses.

Deferred income tax assets and liabilities are recognized based upon temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Deferred income tax assets are subject to admissibility criterion based upon the expected reversal of temporary timing differences, the Company's level of capital and surplus, and any deferred income tax liabilities. Unrealized gains and losses are presented net of related changes in deferred taxes. The net change in other deferred taxes is recorded in adjustments to unassigned surplus.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of admitted assets, liabilities, income, and expenses, and related disclosures in the notes to financial statements. Actual results could differ from estimates.

NOTE 3 - BUSINESS COMBINATIONS AND GOODWILL

STATUTORY PURCHASE METHOD

On July 2, 1999, National Financial Services ("NFS"), a wholly-owned subsidiary of the Company, acquired the outstanding one-third interest in LSW National Holdings, Inc. ("LSWNH"), the parent of Dallas, Texas based Life Insurance Company of the Southwest ("LSW"). NFS had previously purchased a two-thirds interest in LSWNH in February 1996. LSW is licensed in 49 states and specializes in the sale of individual annuities and universal life insurance. The transactions were accounted for as statutory purchases. Initial statutory basis goodwill was $73.1 million.

In late 2005, the Company dissolved NFS and now holds 100% of the outstanding stock of LSWNH. Prior to dissolution, NFS had $80.0 million of debt. NFS had cumulative operating losses, primarily due to the servicing of the debt. As a result of these losses, the company had recorded an unrealized loss of $31.5 million with respect to its investment in NFS prior to the date of dissolution. In connection with the dissolution of NFS, the Company recognized realized losses of $31.5 million with a corresponding reduction in unrealized losses.

NATIONAL LIFE INSURANCE COMPANY

NOTE 3 - BUSINESS COMBINATIONS AND GOODWILL (CONTINUED)

Goodwill amortization relating to LSWNH was $7.4 million for 2005 and 2004.

Total admitted goodwill was $8.0 million and $15.4 million at December 31, 2005 and 2004, respectively.

Total nonadmitted goodwill at December 31 was $0 for both 2005 and 2004.

NOTE 4 - INVESTMENTS

BONDS

The amortized cost and estimated fair value of the Company's bond investments at December 31, 2005 and 2004 were as follows (in thousands):

                                                 ESTIMATED       GROSS UNREALIZED
                                    AMORTIZED      FAIR      -----------------------
2005                                  COST         VALUE        GAINS       LOSSES
------------------------------------------------------------------------------------
U.S. government obligations        $   50,212   $   50,279   $      247   $      180
All other government obligations       10,000       10,000           --           --
Special revenue and assessments     1,872,953    1,860,846       20,617       32,724
Public utilities                      570,296      608,036       40,976        3,236
Industrial & miscellaneous          2,117,224    2,230,812      130,880       17,292
Credit tenant loans                    36,780       42,649        5,869           --
                                   ----------   ----------   ----------   ----------
Total                              $4,657,465   $4,802,622   $  198,589   $   53,432
                                   ==========   ==========   ==========   ==========

                                                 ESTIMATED       GROSS UNREALIZED
                                    AMORTIZED      FAIR      -----------------------
2004                                  COST         VALUE        GAINS       LOSSES
------------------------------------------------------------------------------------
U.S. government obligations        $    6,805   $    7,244   $      439   $       --
All other government obligations       10,250       10,250           --           --
Special revenue and assessments     1,807,005    1,838,466       38,059        6,598
Public utilities                      545,894      600,925       55,709          678
Industrial & miscellaneous          2,016,920    2,193,660      181,122        4,382
Credit tenant loans                    39,290       46,414        7,124           --
                                   ----------   ----------   ----------   ----------
Total                              $4,426,164   $4,696,959   $  282,453   $   11,658
                                   ==========   ==========   ==========   ==========

NATIONAL LIFE INSURANCE COMPANY

NOTE 4 - INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value of the Company's bond investments at December 31, 2005, by contractual maturity, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           ESTIMATED
                                             AMORTIZED        FAIR
                                               COST          VALUE
      --------------------------------------------------------------
      Due - in one year or less             $   87,841    $   89,143
      Due - one year through five years        609,912       632,666
      Due - five years through ten years     1,191,868     1,228,275
      Due - after ten years                    992,058     1,094,433
      Mortgage-backed securities             1,775,786     1,758,105
                                            ----------    ----------
      Total                                 $4,657,465    $4,802,622
                                            ==========    ==========

Proceeds from bond sales during 2005 and 2004 were $1,484.6 million and $ 2,000.8 million, respectively. Gross gains of $7.2 million and $21.8 million, and gross losses of $7.9 million and $18.3 million were realized on these sales in 2005 and 2004, respectively.

The carrying value of preferred stocks at December 31, 2005 and 2004 was $70.6 million and $71.1 million, and the related fair value of preferred stocks was $74.9 million and $78.6 million, respectively. Proceeds from sales of preferred stocks during 2005 and 2004 were $1.6 million and $4.0 million, respectively. Gross gains of $0.8 million and $36,000 were realized on these sales in 2005 and 2004, respectively. There were no gross losses realized on these sales in 2005 or 2004.

The cost of common stocks at December 31, 2005 and 2004 was $241.2 million and $220.3 million, respectively. The carrying value of common stocks at December 31, 2005 and 2004 was $261.3 million and $251.4 million, respectively. Proceeds from sales of common stocks during 2005 and 2004 were $18.6 million and $1.8 million, respectively. Gross gains of $1.6 million and $0.6 million, and gross losses of $0 million, were realized on these sales in 2005 and 2004, respectively. Substantially all of the Company's common stock holdings were in subsidiary or affiliated companies.

NATIONAL LIFE INSURANCE COMPANY

NOTE 4 - INVESTMENTS (CONTINUED)

Investments' gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31 were as follows (in thousands):

           2005                  LESS THAN 12 MONTHS          12 MONTHS OR MORE                  TOTAL
----------------------------------------------------------------------------------------------------------------
                                            UNREALIZED                   UNREALIZED                   UNREALIZED
DESCRIPTION OF SECURITIES     FAIR VALUE      LOSSES       FAIR VALUE      LOSSES       FAIR VALUE      LOSSES
----------------------------------------------------------------------------------------------------------------
Corporate debt:
  Communications              $   62,931    $   (1,366)    $    4,910    $      (81)    $   67,841    $   (1,447)
  Consumer & retail              124,700        (2,886)        29,622        (4,730)       154,322        (7,616)
  Financial institutions         196,454        (3,305)        51,931        (1,837)       248,385        (5,142)
  Industrial and chemicals        67,545        (2,069)         5,202          (310)        72,747        (2,379)
  Transportation                  11,629          (256)            --            --         11,629          (256)
  Utilities                      144,625        (3,016)        19,309          (671)       163,934        (3,687)
                              ----------    ----------     ----------    ----------     ----------    ----------
    Total corporate debt         607,884       (12,898)       110,974        (7,629)       718,858       (20,527)

Mortgage-backed securities     1,206,008       (32,857)         2,735           (48)     1,208,743       (32,905)
                              ----------    ----------     ----------    ----------     ----------    ----------
    Total debt securities      1,813,892       (45,755)       113,709        (7,677)     1,927,601       (53,432)

Preferred stock                    5,222           (34)         4,210          (146)         9,432          (180)
Common stock                          --            --             --            --             --            --
                              ----------    ----------     ----------    ----------     ----------    ----------
    Total securities          $1,819,114    $  (45,789)    $  117,919    $   (7,823)    $1,937,033    $  (53,612)
                              ==========    ==========     ==========    ==========     ==========    ==========

           2004                  LESS THAN 12 MONTHS          12 MONTHS OR MORE                  TOTAL
----------------------------------------------------------------------------------------------------------------
                                            UNREALIZED                   UNREALIZED                   UNREALIZED
DESCRIPTION OF SECURITIES     FAIR VALUE      LOSSES       FAIR VALUE      LOSSES       FAIR VALUE      LOSSES
----------------------------------------------------------------------------------------------------------------
Corporate debt:
  Communications              $   10,719    $     (125)    $       --            $-     $   10,719    $     (125)
  Consumer & retail               54,758          (980)            --            --         54,758          (980)
  Financial institutions          96,278        (1,160)        35,985        (1,460)       132,263        (2,620)
  Industrial and chemicals         6,291          (213)         6,162          (200)        12,453          (413)
  Transportation                      --            --             --            --             --            --
  Utilities                       54,411          (360)        12,304          (443)        66,715          (803)
                              ----------    ----------     ----------    ----------     ----------    ----------
    Total corporate debt         222,457        (2,838)        54,451        (2,103)       276,908        (4,941)

Mortgage-backed securities       685,370        (6,139)        33,659          (578)       719,029        (6,717)
                              ----------    ----------     ----------    ----------     ----------    ----------
    Total debt securities        907,827        (8,977)        88,110        (2,681)       995,937       (11,658)

Preferred stock                    3,896          (104)           377            --          4,273          (104)
Common stock                          --            --             14           (41)            14           (41)
                              ----------    ----------     ----------    ----------     ----------    ----------
    Total securities          $  911,723    $   (9,081)    $   88,501    $   (2,722)    $1,000,224    $  (11,803)
                              ==========    ==========     ==========    ==========     ==========    ==========

NATIONAL LIFE INSURANCE COMPANY

NOTE 4 - INVESTMENTS (CONTINUED)

Of the $45.8 million total unrealized losses on debt securities in the 2005 less than 12 months category, $32.9 million was in the mortgage backed securities portfolio. All of these securities were rated AAA at acquisition and maintained that rating as of December 31, 2005. These unrealized losses are due to the higher level of market interest rates at December 31, 2005, compared to those at the time of purchase. All of these securities are trading at equivalent or tighter spreads than when purchased. The $32.9 million of unrealized losses on mortgage backed securities represents 2.7% of the aggregate fair value of the approximately $1.2 billion in mortgage backed securities with unrealized losses at December 31, 2005. Many of the positions in this category have fair values only marginally below their respective carrying values.

The $12.9 million unrealized losses in the corporate bond portfolio in the less than 12 months category is primarily interest rate related, not credit related. All of the corporate bonds purchased in 2005 were investment grade at the time of purchase, and none have been subsequently downgraded to non-investment grade since purchase.

Of the $7.8 million total unrealized losses in the 12 months or more category, $7.6 million was in the corporate bond portfolio. Virtually all of these securities trade at tighter spreads than when they were purchased, but have unrealized losses due to an increase in interest rates since purchase. Based on the facts and circumstances surrounding the individual securities, the Company believes that the unrealized losses on these bonds at December 31, 2005 are temporary.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:

                                                       2005        2004
      -----------------------------------------------------------------
      GEOGRAPHIC REGION
      New England                                       2.5%        3.1%
      Middle Atlantic                                   5.0         5.6
      East North Central                               12.0        10.3
      West North Central                               10.1         9.1
      South Atlantic                                   27.0        29.5
      East South Central                                2.6         2.6
      West South Central                               10.8         9.3
      Mountain                                         13.4        15.7
      Pacific                                          16.6        14.8
                                                      -----       -----
        Total                                         100.0%      100.0%
                                                      =====       =====

NATIONAL LIFE INSURANCE COMPANY

NOTE 4 - INVESTMENTS (CONTINUED)

                                                       2005        2004
      -----------------------------------------------------------------
      PROPERTY TYPE
      Apartment                                        23.9%       28.7%
      Retail                                           10.1         8.4
      Office Building                                  37.3        38.2
      Industrial                                       24.9        21.5
      Hotel/Motel                                       1.0         1.0
      Other Commercial                                  2.8         2.2
                                                      -----       -----
        Total                                         100.0%      100.0%
                                                      =====       =====

The distribution of the book value of mortgages, classified by scheduled year of contractual maturity as of December 31, 2005 and 2004, is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

                                                       2005        2004
      -----------------------------------------------------------------
      1 year or less                                    4.0%        5.8%
      Over 1 through 3 years                            9.6         8.9
      Over 3 through 5 years                           19.9        17.7
      Over 5 through 10 years                          46.0        43.1
      Over 10 through 15 years                         14.4        18.2
      Over 15 through 20 years                          4.8         4.4
      Over 20 years                                     1.3         1.9
                                                      -----       -----
        Total                                         100.0%      100.0%
                                                      =====       =====

The estimated fair value of mortgages at December 31, 2005 and 2004 was $939.1 million and $1,010.1 million, respectively. The fair value of mortgages was estimated as the average of the present value of future cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses) and related changes in borrower prepayments.

The maximum and minimum lending rates for mortgage loans during 2005 were 7.85% and 5.33%, and 7.81% and 4.84% during 2004. During 2005, the Company reduced the interest rate on one outstanding mortgage loan with an unpaid balance of $2.3 million by 1.34%. During 2004, the Company reduced the interest rate on one outstanding mortgage loan with an unpaid balance of $4.4 million by 0.625%. The reduced interest rates on loans restructured during 2005 and 2004 were above or equal to market rates of interest on equivalent loans at the refinancing date.

NATIONAL LIFE INSURANCE COMPANY

NOTE 4 - INVESTMENTS (CONTINUED)

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                        2005          2004
      ----------------------------------------------------------------------
      Unimpaired loans                               $ 905,744     $ 944,147
      Impaired loans without valuation allowances           --            --
                                                     ---------     ---------
        Subtotal                                       905,744       944,147
      Impaired loans with valuation allowances           5,660         5,660
      Related valuation allowances                        (860)         (860)
                                                     ---------     ---------
        Subtotal                                         4,800         4,800
                                                     ---------     ---------
      Total                                          $ 910,544     $ 948,947
                                                     =========     =========

                                                        2005          2004
      ----------------------------------------------------------------------
      Impaired loans:
          Average recorded investment                $   5,660     $   6,405
          Interest income recognized                       340           283
          Interest received                                368           283

The Company had investments in loans restructured with below market rates of interest at the refinancing date of $5.6 million at December 31, 2005 and 2004.

The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

Allowance for credit losses on mortgage loans (in thousands):

                                                        2005          2004
      ---------------------------------------------------------------------
      Balance at beginning of period                   $  860        $1,350
      Additions charged to operations                      --            --
      Direct write-downs charged against the
        allowances                                         --           490
      Recoveries of amounts previously charged off         --            --
                                                       ------        ------
      Balance at the end of period                     $  860        $  860
                                                       ======        ======

NATIONAL LIFE INSURANCE COMPANY

NOTE 4 - INVESTMENTS (CONTINUED)

LOANED SECURITIES

The Company periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. In 2005, the Company substantially modified its securities lending program as a result of entering into a new agreement with its securities lending agent. The Company receives cash collateral for at least 102% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. As a result of the modification in 2005, the collateral held and the corresponding liability for collateral held of approximately $166.9 million at December 31, 2005, are presented net in the Company's financial statements.

Prior to the modification, at December 31, 2004, collateral held (included in cash and short-term investments) and the corresponding liability for collateral held (included in broker deposits on loaned securities) was $14.3 million. The fair value of the collateral held approximates its carrying value at December 31, 2005 and 2004. The fair value of the loaned securities was $163.7 million and $13.6 million at December 31, 2005 and 2004, respectively.

LOAN-BACKED SECURITIES

Prepayment assumptions used in the calculation of the effective yield and valuation of loan-backed bonds and structured securities are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities held by the Company. The Company has elected to use book value as of January 1, 1994 as the cost for securities purchased prior to January 1, 1994 in lieu of historical cash flows.

JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company recorded $4.4 million and $1.8 million of impairments on non-public joint ventures in 2005 and 2004, respectively. These joint ventures have underlying characteristics of common stock. Fair values utilized in determining impairments were determined by the Company based on the joint venture's operating results and comparisons with similar publicly traded investments.

REPURCHASE AGREEMENTS

The Company also periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings as the securities received at the end of the repurchase period are identical to the securities transferred. Any repurchase liability is included in other liabilities. There were no open transactions at December 31, 2005 or 2004.

NATIONAL LIFE INSURANCE COMPANY

NOTE 4 - INVESTMENTS (CONTINUED)

NET INVESTMENT INCOME

The components of net investment income and interest maintenance reserve amortization for the years ended December 31 were as follows (in thousands):

                                                       2005           2004
      -----------------------------------------------------------------------
      Debt securities interest                      $  290,546     $  281,699
      Equity securities dividends - unaffiliated         6,726          6,288
      Equity securities dividends - affiliated          40,619             --
      Mortgage loan interest                            71,841         83,844
      Real estate income                                 8,454          8,143
      Contract loans                                    33,843         36,387
      Other invested assets                             51,717         12,205
      Other                                              1,902          1,608
                                                    ----------     ----------
      Gross investment income                          505,648        430,174

      Amortization of IMR                                3,992          5,475
      Gain on separate accounts                             76            259
        Less: investment expenses                      (13,956)       (15,373)
                                                    ----------     ----------
      Net investment income                         $  495,760     $  420,535
                                                    ==========     ==========

Due and accrued income is excluded from investment income when collection of interest is uncertain. Rental income is excluded from investment income when more than three months in arrears. Total due and accrued investment income excluded at December 31, 2005 and 2004 was $0 and $2,168, respectively.

NOTE 5 - INVESTMENT PRODUCTS

The Company issues several different investment products, including flexible premium annuities, single premium deferred annuities and supplementary contracts not involving life contingencies. The book value of liabilities for these investment products was $761.7 million and $776.8 million at December 31, 2005 and 2004, respectively. The fair value of liabilities for these investment products was $783.5 million and $821.6 million at December 31, 2005 and 2004, respectively. The fair value of these liabilities was estimated as the average of the present value of future cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

NOTE 6 - REINSURANCE AND VALUATION RESERVES

For individual life products sold beginning in August 2004, the company increased the amount it retains to $2.0 million of risk on any person. Prior to that and beginning January 1, 2002, the Company generally retained no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers. Total individual life premiums ceded were $41.8 million and $38.5 million for the years ended December 31, 2005 and 2004, respectively, and are included as a reduction of insurance income. Total individual life insurance ceded was $19.5 billion and $18.0 billion of the $42.5 billion and $41.9 billion in force at December 31, 2005 and 2004, respectively. The Company has assumed a small amount of yearly renewable term reinsurance from non-affiliated insurers, and has assumed reinsurance under coinsurance and modified coinsurance agreements from affiliated insurers. (See below for changes in these agreements effective April 1, 2004.) Premiums assumed from affiliated insurers were $0.0 million and $10.5 million for 2005 and 2004, respectively, and are included in insurance income.

NATIONAL LIFE INSURANCE COMPANY

NOTE 6 - REINSURANCE AND VALUATION RESERVES (CONTINUED)

At December 31, 2005 and 2004, the Company did not have ownership or control over any non-affiliated reinsurers, and there were no policies reinsured outside the United States with companies owned or controlled by an affiliated entity.

There were no unilaterally cancelable reinsurance agreements (for reasons other than for nonpayment of premium or other similar credits) in effect at December 31, 2005 and 2004.

No reinsurance agreements were in force at December 31, 2005 and 2004 which could reasonably result in a payment to the reinsurer in excess of the total direct premiums collected. No new reinsurance agreements were enacted during the year which included life insurance policies inforce at the end of the previous year.

Effective April 1, 2004, Life Insurance Company of the Southwest ("LSW"), an indirectly wholly-owned insurance subsidiary, recaptured universal life ("UL") and equity indexed universal life ("EIUL") insurance in-force previously ceded to the Company through two separate amendments to the existing UL and EIUL reinsurance agreements. Prior to April 1, 2004, the UL products were reinsured to the Company under an 80% coinsurance agreement, and the EIUL product was 100% reinsured to the Company under a modified coinsurance agreement.

The reinsurance assumption transaction was accounted for at book value, and included a transfer of reserves and other liabilities, prepaid commissions, policy loans, and cash totaling $26.1 million from the Company to LSW. Pursuant to NAIC SAP, no material gain or loss was recognized by the Company or LSW as a result of the transfer.

Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements primarily with Unum Provident Corporation ("UNUM"). In February 2003, the Company executed amendments to disability income reinsurance agreements with UNUM. Under the terms of the amendments, virtually all of the existing disability income coinsurance was converted to modified coinsurance. This change resulted in $286 million in cash and reinsurance liabilities being transferred to the Company from UNUM. The Company has agreed to pay UNUM an interest rate of 7% on the reserves held by the Company. All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force. The original agreements and amendments meet risk transfer criteria to qualify for reinsurance accounting treatment as prescribed by the Department.

Total disability income premiums ceded in 2005 and 2004 were $35.1 million and $36.5 million, respectively. Reserve transfers and related interest expense on reinsured disability income reserves, exclusive of the reinsurance amendment outlined below, produced income of $2.6 million and $19.4 million in 2005 and 2004, respectively, and are included in other income.

The Company would be liable with respect to any ceded insurance should any reinsurer be unable to meet its assumed obligations.

NATIONAL LIFE INSURANCE COMPANY

NOTE 6 - REINSURANCE AND VALUATION RESERVES (CONTINUED)

As of December 31, 2005 and 2004, the Company had $4.3 billion and $4.9 billion, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Vermont. At December 31, 2005 and 2004, reserves to cover the above insurance totaled $62.6 million and $65.1 million, respectively, and are included in policy reserves.

At December 31, 2005 and 2004, there would be no significant change in the Company's financial position if all reinsurance agreements were terminated.

NOTE 7 - FEDERAL INCOME TAXES

The components of the net deferred tax asset at December 31 are as follows (in thousands):

                                            2005           2004
      ------------------------------------------------------------
      Total gross deferred tax assets    $  252,873     $  225,478
      Total deferred tax liabilities        (80,507)        (9,327)
                                         ----------     ----------
      Net deferred tax asset                172,366        216,151
      Deferred tax asset nonadmitted        (95,384)      (164,995)
                                         ----------     ----------
      Net admitted deferred tax asset    $   76,982     $   51,156
                                         ==========     ==========

Current income taxes incurred consist of the following major components (in thousands):

                                                    2005         2004
      -----------------------------------------------------------------
      Current income tax expense (benefit) on:
        Operations                                $ 12,437     $  4,686
        Capital gains/losses                        (1,694)      (6,294)
        Surplus                                        (60)          44
                                                  --------     --------
      Total income tax expense (benefit)          $ 10,683     $ (1,564)
                                                  ========     ========

NATIONAL LIFE INSURANCE COMPANY

NOTE 7 - FEDERAL INCOME TAXES (CONTINUED)

The main components of the deferred tax assets and liabilities at December 31 are as follows (in thousands):

                                                     2005           2004
      ---------------------------------------------------------------------
      Deferred tax assets:
        Reserves                                  $   94,197     $   66,364
        Policy DAC                                    60,902         62,642
        Policyholder dividends                        22,054         23,662
        Stocks                                         1,248          1,754
        Bonds                                         (1,782)           712
        Low income housing credits                     2,367         10,514
        Deferred compensation                         58,614         46,451
        Other                                         15,273         13,379
                                                  ----------     ----------
      Total deferred tax assets                      252,873        225,478

      Nonadmitted deferred tax assets                (95,384)      (164,995)
                                                  ----------     ----------
      Admitted deferred tax assets                   157,489         60,483

      Deferred tax liabilities:
        Deferred intercompany gain                    38,280             --
        Premiums receivable                           25,786             --
        Other invested assets                         10,943          2,720
        Depreciable assets                             3,714          3,816
        Other                                          1,784          2,791
                                                  ----------     ----------
      Total deferred tax liabilities                  80,507          9,327
                                                  ----------     ----------
      Net deferred tax asset                      $   76,982     $   51,156
                                                  ==========     ==========

The net change in nonadmitted deferred tax assets was as follows (in thousands):

                                                     2005           2004
      ---------------------------------------------------------------------
      Net (decrease) increase in nonadmitted
        deferred tax assets                       $  (69,611)    $   13,606
                                                  ==========     ==========

The change in net deferred income taxes is comprised of the following (in thousands):

                                                 2005        2004       CHANGE
      -------------------------------------------------------------------------
      Total deferred tax assets                $252,873    $225,478    $ 27,395
      Total deferred tax liabilities            (80,507)     (9,327)    (71,180)
                                               --------    --------    --------
      Net deferred tax asset                   $172,366    $216,151     (43,785)
                                               --------    --------
      Less: tax effect of unrealized gains                                  674
      Less: tax effect of increase in minimum
        pension obligation                                              (11,469)
                                                                       --------
      Adjusted change in gross deferred taxes                          $(54,580)
      =========================================================================

NATIONAL LIFE INSURANCE COMPANY

NOTE 7 - FEDERAL INCOME TAXES (CONTINUED)

The provision for federal income taxes incurred in 2005 is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income taxes. The tax at the statutory rate and significant items causing this difference are as follows (in thousands):

              Operations and gains provision
                computed at statutory rate               $36,088
              Dividends received deduction
                and tax exempt interest                  (16,320)
              Interest maintenance reserve                (1,397)
              COLI                                        (2,660)
              Change in nonadmitted assets                   274
              Deferred compensation                        1,215
              Intercompany note interest                  (2,053)
              Deferred intercompany gain                  38,279
              Loss on liquidation of subsidiary           11,009
              Other                                          828
                                                         -------
                Total                                    $65,263
                                                         =======

              Current federal income tax provision       $10,683
              Adjusted change in gross deferred taxes     54,580
                                                         -------
                Statutory federal income taxes           $65,263
                                                         =======

The Company has affordable housing tax credit carryforwards of $2.4 million that begin to expire in 2025.

NLHC files a consolidated tax return which includes all of its downstream subsidiaries including the Company. The method of allocation for federal income tax expense between the companies is pursuant to a written agreement approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled annually.

Income taxes incurred that will be available for recoupment in the event of future net losses are as follows (in thousands):

                            2005             $8,039
                            2004              1,850
                            2003              8,097

In 2005, pursuant to SSAP No. I0 Q&A2.5, the Company modified its groupings of assets and liabilities. To incorporate a more detailed methodology, the Company separated premiums receivable from the underlying policy reserves. Deferred taxes are calculated separately for premium receivable and for policy reserves. The Company requested that the Department approve its change in methodology and such approval was granted on February 17, 2006. The effect of the change in methodology was to increase net deferred tax assets and surplus by $24.5 million at December 31, 2005.

NATIONAL LIFE INSURANCE COMPANY

NOTE 8 - INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

On January 1, 2005, the Company entered into agreements with NRPA whereby the Company assumed the primary obligation for the servicing of all the Company's non-qualified pension obligations. This included all the defined contribution deferred compensation plans, General Agents Pension Plan, and other benefit obligations previously transferred to NRPA. Invested assets and plan liabilities of approximately $125 million were transferred from NRPA to the Company.

During 2005, the Company dividended its interests of approximately $9.3 million in National Life Capital Management, Inc. ("NLCAP") and Administrative Services, Inc. ("ASI"), wholly owned subsidiaries of the Company, to NLVF. Prior to the Company's dividend of its interest in NLCAP to NLVF, NLCAP dividended assets of approximately $38.9 million to the Company.

In late 2005, the Company dissolved NFS and now holds 100% of the outstanding stock of LSWNH. Prior to dissolution, NFS had $80.0 million of debt. NFS had cumulative operating losses, primarily due to the servicing of the debt. As a result of these losses, the company had recorded an unrealized loss of $31.5 million with respect to its investment in NFS prior to the date of dissolution. In connection with the dissolution of NFS, the Company recognized realized losses of $31.5 million with a corresponding reduction in unrealized losses.

During 2005 LSWNH dividended assets of approximately $1.8 million to the Company.

During 1998, the Company entered into agreements with a downstream affiliate, National Retirement Plan Advisors ("NRPA"), a wholly owned subsidiary of NLCAP, whereby NRPA assumed the primary obligation for the servicing of certain deferred compensation, accrued vested General Agent pension plan, and other benefit obligations from the Company in exchange for a lump-sum payment. The Company remained contingently liable for these plans in the event that NRPA was unable to fulfill its contractual obligations. The Company also transferred its pension administration and servicing operations to NRPA in 1998. Between 1998 and 2004, the Company transferred additional non-qualified pension obligations to NRPA.

All intercompany transactions are settled on a current basis. Amounts payable or receivable at December 31 generally represent year end cost allocations, reinsurance transactions, and income taxes and are included in the accompanying Statements of Admitted Assets, Liabilities and Surplus.

No guarantees or undertakings on behalf of an affiliate resulting in a material contingent exposure of the Company's surplus existed at December 31, 2005 and 2004. See Note 13 for information regarding other contingencies.

The Company and several of its subsidiaries and affiliates share common facilities and employees. Expenses are periodically allocated according to specified reimbursement agreements. The Company had no agreements in place at December 31, 2005 to potentially move non-admitted assets into subsidiaries or affiliates.

During 2004, the Company contributed $15.3 million in affordable housing credits to its downstream subsidiary, LSW.

NATIONAL LIFE INSURANCE COMPANY

NOTE 9 - BENEFIT PLANS

The Company sponsors a qualified defined benefit pension plan covering substantially all National Life Group employees. The plan is administered by the Company and is non-contributory, with benefits for Company employees hired prior to July 1, 2001 based on an employee's retirement age, years of service, and compensation near retirement. Benefits for Company employees hired after June 30, 2001 and non-Company employees are based on the amount credited to the employee's account each year, which is a factor of the employee's age, service and compensation, increased at a specified rate of interest. Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company. The Company also sponsors other non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives and a non-contributory defined benefit plan for retired directors. These non-qualified defined benefit pension plans are not separately funded. Participation costs for non-Company employees are allocated to subsidiaries and affiliates as appropriate.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to employees and agents. Substantially all employees and agents who began service prior to July 1, 2001 may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for the Company. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The plans are not funded and the Company pays for the plan benefits on a current basis. The plan costs are recognized as benefits are earned. These defined benefit plans are included in the other benefits category in the tables that follow.

At December 31, 1998, the Company entered into agreements with a downstream affiliate, NRPA, a wholly-owned subsidiary of NLCAP, whereby NRPA assumed the primary obligation for the servicing of certain deferred compensation, accrued vested General Agent pension plan, and other benefit obligations from the Company in exchange for a lump-sum payment. The Company remained contingently liable for these plans in the event that NRPA was unable to fulfill its contractual obligations. The Company also transferred its pension administration and servicing operations to NRPA at December 31, 1998. The Company transferred additional non-qualified pension obligations to NRPA between 1998 and 2004.

On January 1, 2005, the Company entered into agreements with NRPA whereby the Company assumed the primary obligation for the servicing of all the Company's non-qualified pension obligations. This included all the defined contribution deferred compensation plans, General Agents Pension Plan, and other benefit obligations previously transferred to NRPA. Invested assets and plan liabilities of approximately $125 million were transferred from NRPA to the Company.

NATIONAL LIFE INSURANCE COMPANY

NOTE 9 - BENEFIT PLANS (CONTINUED)

The following tables show the plans' combined funded status at December 31 (in thousands):

                                                           PENSION BENEFITS             OTHER BENEFITS
                                                          2005          2004          2005          2004
                                                       ----------    ----------    ----------    ----------
(1)   Change in benefit obligation
      Benefit obligation at beginning of year          $  150,205    $  137,900    $   27,429    $   28,427
      Transfer-in from affiliate - PBO                     91,240            --            --            --
      Service cost                                          5,502         5,817         1,435         1,520
      Interest cost                                        13,539         8,597         1,669         1,820
      Actuarial loss                                       18,297        10,081         4,598         1,442
      Transfer-in from affiliate - actuarial loss         (14,289)           --
      Benefits paid                                       (14,055)       (8,580)       (2,091)       (1,898)
      Plan amendments                                          --            --            --        (4,000)
      Curtailments                                           (639)       (3,610)           --           118
                                                       ----------    ----------    ----------    ----------
      Benefit obligation at end of year                $  249,800    $  150,205    $   33,040    $   27,429
                                                       ==========    ==========    ==========    ==========

                                                           PENSION BENEFITS             OTHER BENEFITS
                                                          2005          2004          2005          2004
                                                       ----------    ----------    ----------    ----------
(2)   Change in plan assets
      Fair value of plan assets at beginning of year   $   99,147    $   87,784    $       --    $       --
      Actual return on plan assets                          8,739        12,115            --            --
      Employer contribution                                 7,081         6,728            --            --
      Benefits paid                                        (6,285)       (7,480)           --            --
                                                       ----------    ----------    ----------    ----------
      Fair value of plan assets at end of year         $  108,682    $   99,147    $       --    $       --
                                                       ==========    ==========    ==========    ==========

                                                           PENSION BENEFITS             OTHER BENEFITS
                                                          2005          2004          2005          2004
                                                       ----------    ----------    ----------    ----------
(3)   Funded status
      Unamortized prior service cost                   $     (508)   $     (574)   $     (841)   $   (1,682)
      Unrecognized net loss                                76,898        49,815         5,047           282
      Additional funding for minimum
        pension liability                                  60,410        27,641            --            --
      Remaining net obligation or net asset
        at initial date of application                         --            --         5,168         5,906
      Prepaid assets or (accrued liabilities)             (62,679)          623       (23,666)      (22,923)
                                                       ==========    ==========    ==========    ==========

                                                           PENSION BENEFITS             OTHER BENEFITS
                                                          2005          2004          2005          2004
                                                       ----------    ----------    ----------    ----------
(4)   Benefit obligation for non-vested employees      $   16,620    $   15,925    $    7,879    $    7,094
                                                       ==========    ==========    ==========    ==========

NATIONAL LIFE INSURANCE COMPANY

NOTE 9 - BENEFIT PLANS (CONTINUED)

The components of net periodic benefit cost are as follows:

                                                           PENSION BENEFITS             OTHER BENEFITS
                                                          2005          2004          2005          2004
                                                       ----------    ----------    ----------    ----------
Components of net periodic benefit cost
  Service cost                                         $    5,502    $    5,817    $    1,435    $    1,520
  Interest cost                                            13,539         8,597         1,669         1,820
  Expected (return) on plan assets                         (7,949)       (7,472)           --            --
  Amortization of unrecognized transition
    obligation or transition asset                             --            --           738           785
  Amount of unrecognized gains and losses                   4,074         3,047          (167)          483
  Amount of prior service cost recognized                     (66)          (67)         (841)         (556)
  Amount of gain or loss recognized due
    to a settlement or curtailment                             --            --            --           305
                                                       ----------    ----------    ----------    ----------
  Total net periodic benefit cost                      $   15,100    $    9,922    $    2,834    $    4,357
                                                       ==========    ==========    ==========    ==========

The total accumulated benefit obligation was $233.8 million and $132.9 million at December 31, 2005 and 2004, respectively.

In 2005 and 2004, an increase (decrease) of $32.8 million and $(0.7) million in the minimum pension liability were recorded as an adjustment to surplus. The minimum funding obligation liability at December 31, 2005 and 2004 was $60.4 million and $27.6 million, respectively. There were no admitted intangible pension assets at December 31, 2005 or 2004.

                                                           PENSION BENEFITS             OTHER BENEFITS
                                                          2005          2004          2005          2004
                                                       ----------    ----------    ----------    ----------
Weighted-average assumptions as of Dec. 31
a. Discount rate                                          5.50%         6.00%         5.50%         6.00%
b. Rate of compensation increase                        VARIES -      Varies -        N/A           N/A
                                                        BASED ON      based on
                                                           AGE           age
c. Expected long-term rate of return on plan assets       8.00%         8.00%         N/A           N/A

The projected health care cost trend rate ("HCCTR") for 2005 and 2004 was 8% and 9%, respectively. This projected rate declines linearly to 5% in 2008 and remains level thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation ("APBO") by about $3.2 million and increase the 2005 service and interest cost components of net periodic postretirement benefit cost by about $0.2 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $2.6 million and the 2005 service and interest cost components of net periodic postretirement benefit cost by about $0.2 million. The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

NATIONAL LIFE INSURANCE COMPANY

NOTE 9 - BENEFIT PLANS (CONTINUED)

The percentage distribution of the fair value of total plan assets held as of the measurement date is as follows:

      PLAN ASSET CATEGORY           OCTOBER 1, 2005       OCTOBER 1, 2004
      -------------------------------------------------------------------
      Bonds                                36%                   33%
      Common stocks                        60                    63
      Group annuity contract                4                     4
      -------------------------------------------------------------------
        Total                             100%                  100%
      ===================================================================

Investments are selected pursuant to investment objectives, policy, and guidelines as approved by the Chief Investment Officer of the Company and by the Committee on Finance of the Company's Board of Directors. The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company's investment policy for the plan assets is to achieve a target allocation of approximately 50%-75% stocks and 25%-50% bonds and other fixed income instruments when measured at fair value. Investments in the obligations of any one issuer, other than the United States of America government or its agencies, shall not exceed 5% of the total investment portfolio. Further, no more than 50% of the total investment portfolio shall be invested in any major industry group (for example, public utilities, industrial, mortgage-backed or asset-backed securities, etc.), and no more than 30% shall be invested in any sub-industry (for example, oil, gas, or steel).

The Company's expected long-term rate of return of 8% is based upon an expected return on stock investments of 10%-11%, and a weighted expected return of 5%-6% on fixed income investments. These projections were based on the Company's historical and projected experience and on long term projections by investment research organizations.

Projected benefit payments for defined benefit obligations and for projected Medicare Part D reimbursements for each of the five years following December 31, 2005, and in aggregate for the five years thereafter is as follows (in thousands):

                      PROJECTED                            PROJECTED MEDICARE
                   PENSION BENEFIT     PROJECTED OTHER          PART D
         YEAR         PAYMENTS         BENEFIT PAYMENTS      REIMBURSEMENTS
      -----------------------------------------------------------------------
         2006          $15,376             $ 2,350               $  190
         2007           15,397               2,500                  211
         2008           15,462               2,628                  231
         2009           15,649               2,750                  249
         2010           15,748               2,850                  268
      2011-2014         85,184              14,931                1,580
      =======================================================================

The Company's expected 2006 contribution into its separately funded defined benefit pension plan is $16.8 million. The Company may elect to make smaller or larger contributions in 2006, subject to regulatory requirements and maximum contribution limitations.

NATIONAL LIFE INSURANCE COMPANY

NOTE 9 - BENEFIT PLANS (CONTINUED)

The Company provides 401-K plans for its employees. For employees hired prior to July 1, 2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines. Employees hired prior to July 1, 2001 and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee's salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Accumulated funds may be invested by the employee in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Vesting and withdrawal privilege schedules are attached to the Company's matching contributions. Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company's assets and liabilities.

The Company also provides a 401-K plan for it's regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Total annual contributions can not exceed certain limits which vary based on total agent compensation. No Company contributions are made to the plan. Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company's assets and liabilities.

The Company also has a defined contribution pension plan covering substantially all full-time agents. Contributions of 6.1% of each agent's compensation up to the Social Security taxable wage base and 7.5% of the agent's compensation in excess of the wage base, subject to the maximum legal limitations for qualified plans, are made each year. Accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company's assets and liabilities.

Total company contributions made to defined contribution plans were $2.4 million and $2.6 million in 2005 and 2004, respectively.

During the fourth quarter of 2005, the Company announced plans to restructure a significant number of general agencies. These restructurings included the termination or redeployment of several general agent participants in a non-contributory defined benefit plan. The effect of this curtailment was to reduce the projected benefit obligation at December 31, 2005 by $0.6 million with a corresponding reduction in unrecognized losses. There was no effect on 2005 net income. Projected 2006 service costs decreased by $0.4 million as a result of the curtailment.

During December 2003, the Company substantially finalized agreements with Keane, Inc., an independent technology company with worldwide operations, to assume the responsibility for the Company's software maintenance and development, and other technology related activities. The ten year agreement was signed in early 2004 and announced on January 14, 2004. Under the terms of the agreements, the 158 employees affected were offered positions with Keane effective February 1, 2004, and substantially all accepted. There were no termination or other special benefits provided to the affected employees by the Company, primarily due to the employee transition agreement established with Keane.

NATIONAL LIFE INSURANCE COMPANY

NOTE 9 - BENEFIT PLANS (CONTINUED)

As the outsourcing decision occurred after the 2003 measurement date for both the Company's pension and other post-employment benefit obligations, remeasurement of the plans obligations and the recording of curtailment effects were reflected in 2004's results from operations. The pension benefit obligation was reduced in 2004 by $3.6 million, with a corresponding reduction in unrecognized losses. Projected pension service costs for 2004 were reduced due to curtailment by $0.1 million.

Other post-employment benefit obligations were reduced by $0.1 million which was recognized immediately. Projected service costs for 2004 were reduced due to curtailment by $0.1 million. The curtailment reduced post-employment plan amendment benefits and transition obligations, resulting in a 2004 pre-tax charge of $0.2 million.

In December 2003, the Medicare Prescription Drug Improvement and Modernization Act of 2003 was enacted which provides certain prescription drug related benefits for retirees and subsidies for employers providing actuarial equivalent subsidies to their retirees beginning in 2006. On the aggregate basis, it is estimated that the Company's postretirement health plans will pass the actuarial equivalence test, and qualify for the Medicare Part D Subsidy. The effect of this legislation is reflected in the obligations of December 31, 2005 and 2004. The reduction in the accumulated benefit obligation for the subsidy related to benefits attributed to past service is $5.1 million and $4.0 million in 2005 and 2004, respectively. The effect of the subsidy on the measurement of the net postretirement benefit cost of fiscal year 2005 is approximately $0.5 million which includes a reduction of interest cost on the accumulated benefit obligation of $0.3 million.

NOTE 10 - LEASES

The Company leases data processing equipment under various noncancelable operating lease agreements that expire through December 2006. Annual rental expense was $3.9 million in 2005 and $5.1 million in 2004.

The Company leases rights to the use of certain data processing hardware and software from American International Technology Enterprises, Inc ("AITE"), a subsidiary of AIG, located in Livingston, New Jersey. AITE assumed the responsibility for mainframe processing in October 2001. The lease with AITE was renegotiated in September 2004 for an additional 5 years. The lease contains clauses and penalties for termination prior to the end of the lease term.

Certain rental commitments have renewal options extending through the year 2007. Some of these renewals are subject to adjustments in future periods. The Company has no sale-leaseback transactions.

NATIONAL LIFE INSURANCE COMPANY

NOTE 10 - LEASES (CONTINUED)

At December 31, 2005, the minimum aggregate annual rental commitments are as follows (in thousands):

                                                           OPERATING
      YEAR                                                  LEASES
      --------------------------------------------------------------
      2006                                                  $  4,781
      2007                                                     4,697
      2008                                                     4,625
      2009                                                     3,081
                                                            --------
      Total minimum lease payments                          $ 17,184
                                                            ========

The Company has a multi year contract for information systems application and infrastructure services from Keane, Inc. of Boston, Massachusetts. The contract became effective on February 1, 2004. The Company's remaining obligation under the contract as of December 31, 2005 (in thousands):
                                                            CONTRACT
      YEAR                                                 OBLIGATION
      ---------------------------------------------------------------
      2006                                                  $ 13,006
      2007                                                    12,977
      2008                                                    12,977
      2009                                                    13,345
      2010                                                     1,115
                                                            --------
      Total contract obligation                             $ 53,420
                                                            ========

NOTE 11 - CAPITAL AND SURPLUS, SHAREHOLDER DIVIDEND RESTRICTIONS AND QUASI-REORGANIZATIONS

At December 31, 2005 and 2004, the Company had 2.5 million shares authorized and outstanding. All shares are Class A shares. No preferred stock has been issued.

On January 1, 1999, the Company converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure. Under the provisions of the reorganization, the Company issued 2.5 million common stock $1 par shares to its parent and recorded $5.0 million of additional paid-in-capital as transfers from unappropriated surplus.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998 were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose. NLHC currently owns all the outstanding shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. NLHC currently has no other significant assets, liabilities or operations other than that related to its ownership of NLVF's outstanding stock. Similarly, NLVF currently has no significant assets or operations other than those related to investments funded by a 2002 dividend from the Company, subsidiary's dividended by the Company in 2005 as previously discussed, issuance of $220 million in debt financing in 2003, issuance of an additional $75 million in debt financing in 2005, and its ownership of National Life's outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF. See Note 8 for additional information on the issuance of debt.

NATIONAL LIFE INSURANCE COMPANY

NOTE 11 - CAPITAL AND SURPLUS, SHAREHOLDER DIVIDEND RESTRICTIONS AND QUASI-REORGANIZATIONS (CONTINUED)

Policyowner surplus is restricted by required statutory surplus of $5 million, other state permanent surplus (guaranty fund) requirements of $500,000, and special surplus amounts required by the State of New York in connection with variable annuity business. There were no changes in the balances of any special surplus funds from the prior period.

During 2005, the Company dividended its interest of approximately $9.3 million in NLCAP and ASI, wholly owned subsidiaries of the Company, to NLVF. No dividends were declared or paid in 2004. Dividends declared by the Company in excess of the lesser of net gain from operations or 10% of statutory surplus require pre-approval by the Commissioner. Within the limitations of the above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the shareholder. No stock is held for special purposes.

During 2004, the Company retired the remaining balance of $62.7 million of surplus notes (the "Notes") issued on March 1, 1994. As part of the retirement, original issue costs and discount totaling $0.9 million were expensed. A repurchase premium of $2.5 million was also expensed. These costs are included in net realized gains and losses. Interest paid on the Notes during 2004 was $2.6 million.

The Company did not receive any capital contributions from its parent, NLVF, during 2005. Capital contributions received from NLVF in 2004 totaled $72.7 million.

The Company also has two lines of credit available. A $25 million line of credit with State Street Bank, based on an adjustable rate equal to LIBOR plus 50 basis points. The outstanding balance was $0 as of December 31, 2005 and 2004. The Company also has a $20 million line of credit with Banknorth Group, based on an adjustable rate equal to LIBOR plus 37.5 basis points. The outstanding balance on the Banknorth line of credit was $0 as of December 31, 2005 and 2004. Total interest on the combined lines of credit was $ 4,448 for 2005 and $1,641 for 2004.

NATIONAL LIFE INSURANCE COMPANY

NOTE 12 - RECONCILIATION BETWEEN STATUTORY ACCOUNTING PRACTICES AND GAAP

The Company has prepared consolidated GAAP basis financial statements for general purpose public reporting of its financial position and financial results for 2005 and 2004. A reconciliation of the Company's statutory basis capital and surplus ("surplus") to the Company's consolidated GAAP basis equity at December 31 and statutory net income to GAAP net income for the years ended December 31 is as follows (in thousands):

                                                 2005                        2004
                                       ------------------------    ------------------------
                                        SURPLUS/                    SURPLUS/
                                         EQUITY      NET INCOME      EQUITY      NET INCOME
                                       ----------    ----------    ----------    ----------
Statutory surplus/net income           $  623,465    $   92,373    $  542,437    $   65,167

Asset valuation reserve                    67,053            --        77,253            --
Interest maintenance reserve               61,021        (3,722)       64,743        (3,227)
Other assets                               46,364        19,898        46,263         5,262
Investments                               310,515        42,708       154,846        43,169
Policy acquisition costs                  466,865       (28,367)      484,039       (15,735)
Income taxes                               16,752        (9,345)       45,019       (13,138)
Policy liabilities and dividends         (161,664)       16,639      (181,997)       (4,625)
Sales practices litigation provision           --         2,055            --         2,500
Benefit plans                            (171,242)         (238)       16,202        10,296
Other comprehensive income, net            53,513            --        69,893            --
                                       ----------    ----------    ----------    ----------
GAAP equity/net income                 $1,312,642    $  132,001    $1,318,698    $   89,669
                                       ==========    ==========    ==========    ==========

NOTE 13 - CONTINGENCIES

CONTINGENT COMMITMENTS

National Life anticipates additional capital investments of $65.5 million into existing limited partnerships due to funding commitments.

At December 31, 2005, National Life has $18.5 million in outstanding mortgage loan funding commitments.

ASSESSMENTS

The Company participates in the guaranty association of each state in which it conducts business. The amount of any assessment is based on various rates, established by members of the National Organization of Life and Health Insurance Guaranty Associations ("NOLHGA"). At December 31, 2005 and 2004, NLIC had accrued assessment charges of $1.2 million with expected payment over five years. The Company has also recorded a related asset of $139,000 for premium tax credits, which are expected to be realized through 2016.

NATIONAL LIFE INSURANCE COMPANY

NOTE 13 - CONTINGENCIES (CONTINUED)

OTHER CONTINGENCIES

During 1997, several class action lawsuits were filed against the Company in various states related to the sale of life insurance policies during the 1980's and 1990's. The Company specifically denied any wrongdoing. The Company agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provided class members with various policy enhancement options and new product purchase discounts. Class members could instead pursue alternative dispute resolution according to predetermined guidelines. All of the alternative dispute resolution cases had been settled by December 31, 2000. Qualifying members also opted out of the class action to preserve their litigation rights against the Company. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely, after considering existing provisions, to have a material adverse effect on the Company's financial position. Existing provisions for this contingency were reduced in each year beginning in 2001, and are included as other adjustments to surplus.

NOTE 14 - CLOSED BLOCK

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure (see Note 1). The Closed Block was initially funded on January 1, 1999 with cash and securities totaling $2.2 billion. Assets, liabilities, and results of operations of the Closed Block are presented in their normal categories on the statements of admitted assets, liabilities and surplus, and on the statements of income and capital and surplus.

At December 31, 2005 and 2004, Closed Block liabilities exceeded Closed Block assets, and no additional dividend obligation was required.

NOTE 15 - ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities at December 31, 2005 and 2004 follow (in thousands):

                                                                      2005         2004
                                                                   ----------   ----------
Subject to discretionary withdrawal with
  market value adjustment                                          $   51,865   $   52,891
At book value less surrender charges of 5% or more                    285,392      283,232
                                                                   ----------   ----------
  Subtotal                                                            337,257      336,123
Subject to discretionary withdrawal without adjustment -
  at book value                                                     1,120,937    1,115,807
Not subject to discretionary withdrawal provision                     299,459      296,468
                                                                   ----------   ----------
Total annuity actuarial reserves and deposit liabilities (gross)    1,757,653    1,748,398
Less reinsurance                                                           --           --
                                                                   ----------   ----------
  Total annuity actuarial reserves and deposit liabilities (net)   $1,757,653   $1,748,398
                                                                   ==========   ==========

NATIONAL LIFE INSURANCE COMPANY

NOTE 16 - PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2005 and 2004 were as follows (in thousands):

                                                         2005
      ----------------------------------------------------------------
               TYPE                                GROSS         NET
      ----------------------------------------------------------------
      Ordinary new business                      $  3,859     $  1,569
      Ordinary renewal                             72,200       72,238
                                                 --------     --------
        Total                                    $ 76,059     $ 73,807
                                                 ========     ========

                                                         2004
      ----------------------------------------------------------------
               TYPE                                GROSS         NET
      ----------------------------------------------------------------
      Ordinary new business                      $  4,608     $  1,767
      Ordinary renewal                             72,914       72,371
                                                 --------     --------
        Total                                    $ 77,522     $ 74,138
                                                 --------     --------

NOTE 17 - SEPARATE ACCOUNTS

Separate and variable accounts held by the Company represent funds held in connection with certain variable annuity, variable universal life, Company sponsored benefit plans, and funds invested on behalf of group pensions. All separate account assets are carried at fair value. The Company participates in certain separate accounts. All of the Company's separate accounts are nonguaranteed.

                                                                    2005        2004
                                                                  --------    --------
Separate account premiums and considerations (in thousands):      $107,052    $120,151

Reserves for accounts with assets at fair value (in thousands):    791,026     730,154
                                                                  ========    ========

The withdrawal characteristics of separate accounts at December 31 were as follows (in thousands):

                                                                    2005        2004
                                                                  --------    --------
Subject to discretionary withdrawal with adjustment -
  At book value (which equals fair value) less surrender charge   $336,030    $297,342
  Of 5% or more

Subject to discretionary withdrawal without adjustment -
  At book value (which equals fair value)                          342,201     324,480

Not subject to discretionary withdrawal                            112,795     108,332
                                                                  --------    --------
  Total reserves                                                  $791,026    $730,154
                                                                  ========    ========

NATIONAL LIFE INSURANCE COMPANY

NOTE 17 - SEPARATE ACCOUNTS (CONTINUED)

A reconciliation of net transfers to/from separate accounts during 2005 and 2004 is as follows (in thousands):

                                                   2005         2004
                                                 --------     --------
      Net transfers to/from separate accounts    $ 46,921     $ 78,020
      Reconciling items:
        Cost of insurance charges                 (22,990)     (21,517)
                                                 --------     --------
      Total                                      $ 23,931     $ 56,503
                                                 ========     ========

NOTE 18 - FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

                                              2005                       2004
                                   ------------------------    ------------------------
                                    CARRYING      ESTIMATED     CARRYING      ESTIMATED
                                      VALUE      FAIR VALUE       VALUE      FAIR VALUE
                                   ----------    ----------    ----------    ----------
Cash and short-term investments    $   33,457    $   33,457    $   40,665    $   33,457
Bonds                               4,657,465     4,802,622     4,426,164     4,696,959
Preferred stocks                       70,644        74,900        71,146        78,615
Common stocks                         261,315       261,315       251,437       261,315
Mortgage loans                        910,544       939,094       948,947     1,011,015
Policy loans                          570,647       573,113       584,053       574,927

Investment product liabilities        761,686       783,538       776,845       821,609

For cash and short-term investments carrying value approximates estimated fair value.

Debt and equity securities' estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

NATIONAL LIFE INSURANCE COMPANY

NOTE 19 - RECONCILIATION TO STATUTORY ANNUAL STATEMENTS

These financial statements reflect an adjustment to an inter-company commission accrual between the Company and LSW. This adjustment was recorded subsequent to the filing of the Company's 2004 annual statement with the Department. The effect of this adjustment was to increase commissions and operating expenses by $1.2 million and decrease federal income tax expense by $0.4 million, with a corresponding increase in unrealized gains of $0.8 million from that previously reported to the Department. There was no net effect on December 31, 2004 surplus.

                                                    2005                          2004
                                         -------------------------     -------------------------
                                             NET                           NET
(in thousands)                             INCOME        SURPLUS         INCOME        SURPLUS
                                         ----------     ----------     ----------     ----------
Per annual statement, as filed           $   91,566     $  623,465     $   65,974     $  542,437

Commission expense                            1,241          1,241         (1,241)        (1,241)
Tax expense                                    (434)          (434)           434            434
Unrealized                                       --           (807)            --            807
                                         ----------     ----------     ----------     ----------
Per accompanying financial statements    $   92,373     $  623,465     $   65,167     $  542,437
                                         ==========     ==========     ==========     ==========

NOTE 20 - NEW ACCOUNTING PRONOUNCEMENTS

In June 2005, the NAIC issued Statements of Statutory Accounting Principles No. 90 "ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF REAL ESTATE INVESTMENTS" ("SSAP 90"). This Statement establishes statutory accounting principles for the impairment or disposal of real estate investments and the treatment of long-lived assets associated with discontinued operations. The Company plans to adopt SSAP 90 effective January 1, 2006. The effect of adopting SSAP 90 will not have a material impact on the Company's financial position or the results of its operations.

In June 2005, the NAIC issued Statements of Statutory Accounting Principles No. 93 "ACCOUNTING FOR LOW INCOME HOUSING TAX CREDIT PROPERTY INVESTMENTS" (SSAP
93). This Statement prescribes the accounting treatment for investments in federal and certain state sponsored Low Income Housing Tax Credit properties. It also adopts with modifications EITF 94-1 "ACCOUNTING FOR TAX BENEFITS RESULTING FROM INVESTMENTS IN AFFORDABLE HOUSING PROJECTS". The Company plans to adopt SSAP 93 effective January 1, 2006. The effect of adopting SSAP 93 will not have a material impact on the Company's financial position or the results of its operations.

                                NATIONAL VARIABLE
                             LIFE INSURANCE ACCOUNT
                             (A Separate Account of
                        National Life Insurance Company)

                              FINANCIAL STATEMENTS

                                    * * * * *

                                DECEMBER 31, 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of National Life Insurance Company and Policyholders of National Variable Life Insurance Account:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Life Insurance Account (a Separate Account of National Life Insurance Company) (the Variable Account) at December 31, 2005, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the mutual funds, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
April 7, 2006

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                            STATEMENTS OF NET ASSETS
                                DECEMBER 31, 2005

TOTAL ASSETS AND NET ASSETS:                                               VariTrak           Estate Provider     Benefit Provider
                                                                            Product               Product              Product
                                                                     -------------------   -------------------   -------------------
Investments in shares of mutual fund portfolios
at market value (policyholder accumulation units                     Accumulation   Unit   Accumulation   Unit   Accumulation   Unit
and unit value):                                                         Units     Value       Units     Value       Units     Value
------------------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds

  Dynamics Fund                                        $ 1,409,021    145,322.37    8.30     19,340.06     8.68    24,421.27    1.45
                                                       ===========
  Global Health Care Fund                              $ 2,480,229    227,540.40    9.93     16,478.45    10.40    24,262.24    2.02
                                                       ===========
  Technology Fund                                      $ 1,493,914    325,765.07    4.31      6,910.65     4.51    47,427.46    1.25
                                                       ===========
Alger American Fund

  Growth Portfolio                                     $14,776,860    668,877.90   19.76     19,015.98     9.50    24,575.64   55.98
                                                       ===========
  Leveraged All Cap Portfolio                          $ 1,349,211    134,929.26    8.88      6,735.28     9.29    24,968.33    3.54
                                                       ===========
  Small Capitalization Portfolio                       $10,019,725    750,611.80   12.57     18,085.98    11.09     8,529.08   45.27
                                                       ===========
American Century Variable Portfolios

  Income & Growth Portfolio                            $ 5,412,905    283,011.53   12.30     41,767.48    13.02   175,652.52    7.90
                                                       ===========
  Inflation Protection Portfolio                       $ 1,452,661    124,440.40   10.66      5,172.13    10.82    62,873.52    1.12
                                                       ===========
  International Portfolio                              $ 2,322,154    176,818.94   12.71      5,736.79    12.91           --      --
                                                       ===========
  Ultra Portfolio                                      $   102,323      6,320.98   10.93      2,999.58    11.09           --      --
                                                       ===========
  Value Portfolio                                      $10,386,280    452,544.11   17.52     50,755.33    16.81   136,553.05   11.77
                                                       ===========
  Vista Portfolio                                      $ 2,118,951    177,627.79   11.62      4,730.00    11.79           --      --
                                                       ===========
Dreyfus Variable Investment Fund

  Appreciation Portfolio                               $ 1,947,303    177,936.62   10.71      3,901.65    10.87           --      --
                                                       ===========
  Developing Leaders Portfolio                         $    33,235      2,555.34   11.46        340.10    11.63           --      --
                                                       ===========
  Quality Bond Portfolio                               $   108,025      8,846.22   10.61      1,311.44    10.77           --      --
                                                       ===========
  Socially Responsible Growth Fund                     $   328,747     38,682.66    7.30      1,626.41     7.64    13,040.72    2.61
                                                       ===========
Franklin Templeton Variable Insurance Products Trust

  Foreign Securities Fund                              $ 2,618,471    194,715.70   12.64     12,301.93    12.83           --      --
                                                       ===========
  Mutual Shares Securities Fund                        $   579,114     45,725.45   12.06      2,272.95    12.24           --      --
                                                       ===========
  Real Estate Fund                                     $ 1,170,255     68,188.72   15.32      8,057.19    15.55           --      --
                                                       ===========
  Small Cap Fund                                       $    87,995      7,080.48   11.41        622.52    11.58           --      --
                                                       ===========
  Small Cap Value Securities Fund                      $   548,633     37,336.77   12.98      4,847.77    13.18           --      --
                                                       ===========
JP Morgan Series Trust II

  International Equity Portfolio                       $ 2,789,753    196,854.63   12.02     21,013.44    11.98    12,621.61   13.56
                                                       ===========
  Small Company Portfolio                              $ 1,799,011     89,983.76   15.50     24,620.67    13.81     3,354.63   19.13
                                                       ===========

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                            STATEMENTS OF NET ASSETS
                                DECEMBER 31, 2005

TOTAL ASSETS AND NET ASSETS:                                           VariTrak           Estate Provider     Benefit Provider
                                                                        Product               Product              Product
                                                                 -------------------   -------------------   -------------------
Investments in shares of mutual fund portfolios
at market value (policyholder accumulation units                 Accumulation   Unit   Accumulation   Unit   Accumulation   Unit
and unit value):                                                     Units     Value       Units     Value       Units     Value
--------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Universal Institutional Funds

  Core Plus Fixed Income Portfolio                 $   105,144             --     --            --       --     71,687.88   1.47
                                                   ===========
  Emerging Markets Equity Portfolio                $   105,434             --     --            --       --     61,080.94   1.73
                                                   ===========
  High Yield Portfolio                             $    80,953             --     --            --       --     73,082.64   1.11
                                                   ===========
  US Real Estate Portfolio                         $   262,823             --     --            --       --     94,981.87   2.77
                                                   ===========
Neuberger Berman Advisors Management Trust

  Fasciano Portfolio                               $ 1,634,588     140,636.74  11.20      5,274.71    11.37            --     --
                                                   ===========
  Limited Maturity Portfolio                       $ 2,016,030     195,123.95  10.06      5,268.51    10.21            --     --
                                                   ===========
  Mid Cap Growth Portfolio                         $    57,580       4,185.22  13.02        232.28    13.22            --     --
                                                   ===========
  Partners Portfolio                               $ 3,050,824     148,605.68  14.50     42,069.13    14.11     11,178.49  27.04
                                                   ===========
Scudder Variable Series II

  Dreman High Return Equity Portfolio              $   261,608      21,752.47  12.01         32.12    12.19            --     --
                                                   ===========
  Dreman Small Cap Value Portfolio                 $   946,411      68,791.19  13.02      3,840.40    13.22            --     --
                                                   ===========
Scudder VIT Funds

  Equity 500 Index Fund                            $ 1,503,234             --     --            --       --    109,140.40  13.77
                                                   ===========
  Small Cap Index Fund                             $   253,258             --     --            --       --     15,286.73  16.57
                                                   ===========
Sentinel Variable Products Trust

  Balanced Fund                                    $ 4,730,589     214,292.89  17.54     65,595.74    13.40      4,392.58  20.92
                                                   ===========
  Bond Fund                                        $ 5,449,949     302,015.86  15.75     41,671.01    14.84      4,945.99  14.99
                                                   ===========
  Common Stock Fund                                $29,115,553   1,383,478.15  20.17     70,832.70    13.59     19,476.76  13.10
                                                   ===========
  Growth Index Fund                                $ 1,201,338     133,454.67   8.00      3,520.11     8.37    127,126.91   0.82
                                                   ===========
  Mid Cap Growth Fund                              $11,020,464     462,998.94  20.28     66,907.14    13.84     49,889.47  14.14
                                                   ===========
  Money Market Fund                                $17,795,631     750,957.47  12.94    118,927.50    12.66  5,504,282.89   1.19
                                                   ===========
  Small Company Fund                               $17,754,345     420,901.77  34.79     64,104.49    24.49     84,426.42  18.25
                                                   ===========

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                            STATEMENTS OF NET ASSETS
                                DECEMBER 31, 2005

TOTAL ASSETS AND NET ASSETS:                                           VariTrak           Estate Provider     Benefit Provider
                                                                        Product               Product              Product
                                                                 -------------------   -------------------   -------------------
Investments in shares of mutual fund portfolios
at market value (policyholder accumulation units                 Accumulation   Unit   Accumulation   Unit   Accumulation   Unit
and unit value):                                                     Units     Value       Units     Value       Units     Value
--------------------------------------------------------------------------------------------------------------------------------
T Rowe Price Equity Series

  Blue Chip Growth Portfolio                       $ 3,199,506     269,838.87  11.33     12,340.24   11.50            --      --
                                                   ===========
  Equity Income Portfolio                          $   377,672      29,966.89  11.56      2,664.16   11.73            --      --
                                                   ===========
  Health Sciences Portfolio                        $   727,010      57,255.74  11.66      5,033.21   11.83            --      --
                                                   ===========
Variable Insurance Product Funds

  Contrafund Portfolio                             $13,500,821     511,505.00  23.75     74,547.95   18.18            --      --
                                                   ===========
  Equity Income Portfolio                          $13,836,635     308,650.99  43.92     22,254.18   12.66            --      --
                                                   ===========
  Growth Portfolio                                 $17,512,332     391,167.50  40.63    131,482.11   12.33            --      --
                                                   ===========
  High Income Portfolio                            $ 5,842,145     188,606.84  27.97     57,321.68    9.89            --      --
                                                   ===========
  Index 500 Portfolio                              $47,558,614   1,275,070.55  31.29    622,351.15   12.31            --      --
                                                   ===========
  Investment Grade Bond Portfolio                  $ 6,771,097     406,594.47  13.09     61,846.15   13.70    360,921.86    1.66
                                                   ===========
  Mid Cap Portfolio                                $ 1,731,568     114,317.96  14.43      5,614.66   14.64            --      --
                                                   ===========
  Overseas Portfolio                               $13,269,426     421,466.58  27.46     76,305.21   12.22    317,960.47    2.40
                                                   ===========
Wells Fargo Variable Trust Funds

  Discovery                                        $ 7,498,810     474,171.08  13.03     49,407.92   14.25     32,164.89   19.19
                                                   ===========
  Opportunity                                      $ 4,216,288     183,192.87  17.33     30,870.56   17.03     13,715.02   37.60
                                                   ===========

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                              AIM VARIABLE     AIM VARIABLE     AIM VARIABLE        ALGER            ALGER
                                                INSURANCE        INSURANCE        INSURANCE        AMERICAN         AMERICAN
                                                  FUNDS            FUNDS            FUNDS            FUND             FUND
                                              ------------     ------------     ------------     ------------     ------------
                                                                  GLOBAL
                                                                  HEALTH                                            LEVERAGED
                                                DYNAMICS         CARE (1)        TECHNOLOGY         GROWTH           ALL CAP
                                              ------------     ------------     ------------     ------------     ------------
INVESTMENT INCOME:
  Dividend income                             $         --     $         --     $         --     $     33,861     $         --

EXPENSES:
  Mortality and expense risk
  and administrative charges                        10,696           20,154           12,269          121,432           10,033
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                       (10,696)         (20,154)         (12,269)         (87,571)         (10,033)
                                              ------------     ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --               --               --               --               --

  Net realized gain (loss) from shares sold        129,863          182,781           65,145          472,865          115,477

  Net unrealized appreciation (depreciation)
    on investments                                   7,280            9,647          (33,361)       1,142,500           46,465
                                              ------------     ------------     ------------     ------------     ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                       137,143          192,428           31,784        1,615,365          161,942
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $    126,447     $    172,274     $     19,515     $  1,527,794     $    151,909
                                              ============     ============     ============     ============     ============

(1) On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care Fund.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                 AMERICAN         AMERICAN         AMERICAN         AMERICAN
                                                 ALGER            CENTURY          CENTURY          CENTURY          CENTURY
                                                AMERICAN         VARIABLE         VARIABLE         VARIABLE         VARIABLE
                                                  FUND          PORTFOLIOS       PORTFOLIOS       PORTFOLIOS       PORTFOLIOS
                                              ------------     ------------     ------------     ------------     ------------
                                                                 INCOME &         INFLATION         INTER-
                                                SMALL CAP         GROWTH         PROTECTION        NATIONAL          ULTRA
                                              ------------     ------------     ------------     ------------     ------------
INVESTMENT INCOME:
  Dividend income                             $         --     $    102,384     $     55,109     $     14,378     $         --

EXPENSES:
  Mortality and expense risk
  and administrative charges                        79,284           38,854            9,874           14,498              412
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                       (79,284)          63,530           45,235             (120)            (412)
                                              ------------     ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --               --              465               --               --

  Net realized gain (loss) from shares sold        602,451          215,770             (253)          69,562              301

  Net unrealized appreciation (depreciation)
    on investments                                 856,851          (77,419)         (32,110)         176,971            2,317
                                              ------------     ------------     ------------     ------------     ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                     1,459,302          138,351          (31,898)         246,533            2,618
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $  1,380,018     $    201,881     $     13,337     $    246,413     $      2,206
                                              ============     ============     ============     ============     ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                AMERICAN         AMERICAN         DREYFUS          DREYFUS          DREYFUS
                                                 CENTURY         CENTURY          VARIABLE         VARIABLE         VARIABLE
                                                VARIABLE         VARIABLE        INVESTMENT       INVESTMENT       INVESTMENT
                                               PORTFOLIOS       PORTFOLIOS         FUND             FUND             FUND
                                              ------------     ------------     ------------     ------------     ------------
                                                                                                  DEVELOPING        QUALITY
                                                  VALUE            VISTA        APPRECIATION        LEADERS           BOND
                                              ------------     ------------     ------------     ------------     ------------
INVESTMENT INCOME:
  Dividend income                             $     80,532     $         --     $        162     $         --     $      3,033

EXPENSES:
  Mortality and expense risk
  and administrative charges                        76,616           14,119           11,435              141              722
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                         3,916          (14,119)         (11,273)            (141)           2,311
                                              ------------     ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                      931,775               --               --               --               --

  Net realized gain (loss) from shares sold        545,642           61,875           13,437              202              (14)

  Net unrealized appreciation (depreciation)
    on investments                              (1,058,676)          89,772           37,433            1,566             (877)
                                              ------------     ------------     ------------     ------------     ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                       418,741          151,647           50,870            1,768             (891)
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $    422,657     $    137,528     $     39,597     $      1,627     $      1,420
                                              ============     ============     ============     ============     ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                 FRANKLIN         FRANKLIN         FRANKLIN         FRANKLIN
                                                                TEMPLETON        TEMPLETON        TEMPLETON        TEMPLETON
                                                 DREYFUS         VARIABLE         VARIABLE         VARIABLE         VARIABLE
                                                VARIABLE        INSURANCE        INSURANCE        INSURANCE        INSURANCE
                                               INVESTMENT        PRODUCTS         PRODUCTS         PRODUCTS         PRODUCTS
                                                  FUND             TRUST            TRUST            TRUST            TRUST
                                              ------------     ------------     ------------     ------------     ------------
                                                SOCIALLY                           MUTUAL
                                               RESPONSIBLE        FOREIGN          SHARES
                                                 GROWTH         SECURITIES       SECURITIES       REAL ESTATE       SMALL CAP
                                              ------------     ------------     ------------     ------------     ------------
INVESTMENT INCOME:
  Dividend income                             $         --     $     22,337     $      2,751     $      9,729     $         --

EXPENSES:
  Mortality and expense risk
  and administrative charges                         2,519           16,822            2,916            6,687              554
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                        (2,519)           5,515             (165)           3,042             (554)
                                              ------------     ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --               --            1,030           41,848            2,051

  Net realized gain (loss) from shares sold         10,227           74,116            3,959           22,911              952

  Net unrealized appreciation (depreciation)
    on investments                                   1,324          131,731           37,945           39,132            6,305
                                              ------------     ------------     ------------     ------------     ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                        11,551          205,847           42,934          103,891            9,308
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $      9,032     $    211,362     $     42,769     $    106,933     $      8,754
                                              ============     ============     ============     ============     ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                FRANKLIN                                            MORGAN           MORGAN
                                                TEMPLETON                                           STANLEY          STANLEY
                                                VARIABLE                                           UNIVERSAL        UNIVERSAL
                                                INSURANCE       JP MORGAN        JP MORGAN          INSTI-           INSTI-
                                                PRODUCTS          SERIES           SERIES          TUTIONAL         TUTIONAL
                                                  TRUST          TRUST II         TRUST II           FUNDS            FUNDS
                                              ------------     ------------     ------------     ------------     ------------
                                                SMALL CAP         INTER-                                            EMERGING
                                                  VALUE          NATIONAL          SMALL           CORE PLUS         MARKETS
                                               SECURITIES         EQUITY          COMPANY        FIXED INCOME        EQUITY
                                              ------------     ------------     ------------     ------------     ------------
INVESTMENT INCOME:
  Dividend income                             $      2,942     $     20,349     $         --     $      3,682     $        347

EXPENSES:
  Mortality and expense risk
  and administrative charges                         3,406           21,004           16,389              344              275
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                          (464)            (655)         (16,389)           3,338               72
                                              ------------     ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                          329               --          253,469              755               --

  Net realized gain (loss) from shares sold         13,460          218,879          184,414            1,075            1,046

  Net unrealized appreciation (depreciation)
    on investments                                  21,555           30,149         (367,910)            (951)          25,532
                                              ------------     ------------     ------------     ------------     ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                        35,344          249,028           69,973              879           26,578
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $     34,880     $    248,373     $     53,584     $      4,217     $     26,650
                                              ============     ============     ============     ============     ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                 MORGAN           MORGAN
                                                 STANLEY          STANLEY         NEUBERGER        NEUBERGER        NEUBERGER
                                                UNIVERSAL        UNIVERSAL         BERMAN           BERMAN           BERMAN
                                                 INSTI-           INSTI-          ADVISORS         ADVISORS         ADVISORS
                                                TUTIONAL         TUTIONAL        MANAGEMENT       MANAGEMENT       MANAGEMENT
                                                  FUNDS            FUNDS            TRUST            TRUST            TRUST
                                              ------------     ------------     ------------     ------------     ------------
                                                                  US REAL                          LIMITED          MID CAP
                                               HIGH YIELD         ESTATE          FASCIANO         MATURITY          GROWTH
                                              ------------     ------------     ------------     ------------     ------------
INVESTMENT INCOME:
  Dividend income                             $      5,947     $      2,720     $         --     $     52,150     $         --

EXPENSES:
  Mortality and expense risk
  and administrative charges                           251              718           10,884           14,236              241
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                         5,696            2,002          (10,884)          37,914             (241)
                                              ------------     ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --            6,007            6,826               --               --

  Net realized gain (loss) from shares sold          1,653            7,057           18,817          (14,999)           1,473

  Net unrealized appreciation (depreciation)
    on investments                                  (6,679)          20,654           39,026          (11,884)           2,832
                                              ------------     ------------     ------------     ------------     ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                        (5,026)          33,718           64,669          (26,883)           4,305
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $        670     $     35,720     $     53,785     $     11,031     $      4,064
                                              ============     ============     ============     ============     ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                NEUBERGER
                                                 BERMAN
                                                ADVISORS         SCUDDER          SCUDDER
                                               MANAGEMENT        VARIABLE         VARIABLE          SCUDDER          SCUDDER
                                                  TRUST         SERIES II        SERIES II         VIT FUNDS        VIT FUNDS
                                              ------------     ------------     ------------     ------------     ------------
                                                                HIGH RETURN     DREMAN SMALL         EAFE          EQUITY 500
                                                PARTNERS          EQUITY          CAP VALUE      EQUITY INDEX         INDEX
                                              ------------     ------------     ------------     ------------     ------------
INVESTMENT INCOME:
  Dividend income                             $     22,901     $        982     $      3,307     $      7,071     $     17,142

EXPENSES:
  Mortality and expense risk
  and administrative charges                        18,331            1,262            7,628              457            3,983
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                         4,570             (280)          (4,321)           6,614           13,159
                                              ------------     ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                          531               --           79,658               --               --

  Net realized gain (loss) from shares sold        225,176            3,107           54,024           68,885           88,750

  Net unrealized appreciation (depreciation)
    on investments                                 162,525            8,834          (21,961)         (79,607)         (37,375)
                                              ------------     ------------     ------------     ------------     ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                       388,232           11,941          111,721          (10,722)          51,375
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $    392,802     $     11,661     $    107,400     $     (4,108)    $     64,534
                                              ============     ============     ============     ============     ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                 SENTINEL         SENTINEL         SENTINEL         SENTINEL
                                                                 VARIABLE         VARIABLE         VARIABLE         VARIABLE
                                                 SCUDDER         PRODUCTS         PRODUCTS         PRODUCTS         PRODUCTS
                                                VIT FUNDS          TRUST            TRUST            TRUST            TRUST
                                              ------------     ------------     ------------     ------------     ------------
                                                SMALL CAP                                           COMMON           GROWTH
                                                  INDEX          BALANCED           BOND             STOCK            INDEX
                                              ------------     ------------     ------------     ------------     ------------
INVESTMENT INCOME:
  Dividend income                             $      1,383     $    104,414     $    239,624     $    319,847     $     11,228

EXPENSES:
  Mortality and expense risk
  and administrative charges                           727           38,988           45,666          237,712           10,411
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                           656           65,426          193,958           82,135              817
                                              ------------     ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                        5,933           78,597               --               --               --

  Net realized gain (loss) from shares sold         21,120          146,627           28,021          907,543           79,716

  Net unrealized appreciation (depreciation)
    on investments                                 (15,413)         (78,190)        (169,385)         802,132          (55,129)
                                              ------------     ------------     ------------     ------------     ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                        11,640          147,034         (141,364)       1,709,675           24,587
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $     12,296     $    212,460     $     52,594     $  1,791,810     $     25,404
                                              ============     ============     ============     ============     ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                SENTINEL         SENTINEL         SENTINEL          STRONG           STRONG
                                                VARIABLE         VARIABLE         VARIABLE         VARIABLE         VARIABLE
                                                PRODUCTS         PRODUCTS         PRODUCTS        INSURANCE        INSURANCE
                                                  TRUST            TRUST            TRUST           FUNDS            FUNDS
                                              ------------     ------------     ------------     ------------     ------------
                                                                                                   MID CAP
                                                MID CAP            MONEY            SMALL           GROWTH         OPPORTUNITY
                                                 GROWTH           MARKET           COMPANY        FUND II (2)      FUND II (2)
                                              ------------     ------------     ------------     ------------     ------------
INVESTMENT INCOME:
  Dividend income                             $         --     $    459,622     $     14,957     $         --     $         --

EXPENSES:
  Mortality and expense risk
  and administrative charges                        91,059          137,927          141,143               --               --
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                       (91,059)         321,695         (126,186)              --               --
                                              ------------     ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --               --        1,696,928               --               --

  Net realized gain (loss) from shares sold        850,638               --        1,446,176               --               --

  Net unrealized appreciation (depreciation)
    on investments                                (462,939)              --       (1,747,573)              --               --
                                              ------------     ------------     ------------     ------------     ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                       387,699               --        1,395,531               --               --
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $    296,640     $    321,695     $  1,269,345     $         --     $         --
                                              ============     ============     ============     ============     ============

(2) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                   VARIABLE         VARIABLE
                                              T ROWE PRICE     T ROWE PRICE     T ROWE PRICE      INSURANCE        INSURANCE
                                                 EQUITY           EQUITY           EQUITY          PRODUCT          PRODUCT
                                                 SERIES           SERIES           SERIES           FUNDS            FUNDS
                                              ------------     ------------     ------------     ------------     ------------
                                               BLUE CHIP          EQUITY           HEALTH                            EQUITY
                                                 GROWTH           INCOME          SCIENCES        CONTRAFUND         INCOME
                                              ------------     ------------     ------------     ------------     ------------
INVESTMENT INCOME:
  Dividend income                             $      3,252     $      3,995     $         --     $     33,181     $    223,524

EXPENSES:
  Mortality and expense risk
  and administrative charges                        18,257            2,273            3,509          103,048          122,727
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                       (15,005)           1,722           (3,509)         (69,867)         100,797
                                              ------------     ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --           16,208               --            2,074          491,201

  Net realized gain (loss) from shares sold         44,595            3,039           11,328          852,749          473,507

  Net unrealized appreciation (depreciation)
    on investments                                 112,948           (9,615)          60,050          996,511         (404,215)
                                              ------------     ------------     ------------     ------------     ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                       157,543            9,632           71,378        1,851,334          560,493
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $    142,538     $     11,354     $     67,869     $  1,781,467     $    661,290
                                              ============     ============     ============     ============     ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                VARIABLE         VARIABLE         VARIABLE         VARIABLE         VARIABLE
                                               INSURANCE        INSURANCE        INSURANCE        INSURANCE        INSURANCE
                                                PRODUCT          PRODUCT          PRODUCT          PRODUCT          PRODUCT
                                                 FUNDS            FUNDS            FUNDS            FUNDS            FUNDS
                                              ------------     ------------     ------------     ------------     ------------
                                                                   HIGH                           INVESTMENT
                                                 GROWTH           INCOME          INDEX 500       GRADE BOND         MID CAP
                                              ------------     ------------     ------------     ------------     ------------
INVESTMENT INCOME:
  Dividend income                             $     84,060     $    860,973     $    806,971     $    220,799     $         --

EXPENSES:
  Mortality and expense risk
  and administrative charges                       147,967           50,634          397,431           53,018           10,068
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                       (63,907)         810,339          409,540          167,781          (10,068)
                                              ------------     ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --               --               --          133,400           13,631

  Net realized gain (loss) from shares sold         10,653          190,237        2,255,376          (82,910)          52,818

  Net unrealized appreciation (depreciation)
    on investments                                 871,316         (898,221)        (869,963)        (131,089)         156,964
                                              ------------     ------------     ------------     ------------     ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                       881,969         (707,984)       1,385,413          (80,599)         223,413
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $    818,062     $    102,355     $  1,794,953     $     87,182     $    213,345
                                              ============     ============     ============     ============     ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                VARIABLE
                                               INSURANCE        WELLS FARGO      WELLS FARGO
                                                PRODUCT          VARIABLE         VARIABLE
                                                 FUNDS          TRUST FUNDS      TRUST FUNDS
                                              ------------     ------------     ------------
                                                                 DISCOVERY       OPPORTUNITY
                                                OVERSEAS            (2)              (2)
                                              ------------     ------------     ------------
INVESTMENT INCOME:
  Dividend income                             $     74,476     $         --     $         --

EXPENSES:
  Mortality and expense risk
  and administrative charges                        97,937           61,649           32,496
                                              ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                        (23,461)        (61,649)         (32,496)
                                              ------------     ------------     ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                       58,286               --               --

  Net realized gain (loss) from shares sold        742,510        1,519,286          930,478

  Net unrealized appreciation (depreciation)
    on investments                               1,268,791         (838,835)        (606,906)
                                              ------------     ------------     ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                     2,069,587          680,451          323,572
                                              ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $  2,046,126     $    618,802     $    291,076
                                              ============     ============     ============

(2) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                              AIM VARIABLE     AIM VARIABLE     AIM VARIABLE         ALGER            ALGER
                                                INSURANCE        INSURANCE        INSURANCE        AMERICAN         AMERICAN
                                                  FUNDS            FUNDS            FUNDS            FUND             FUND
                                              ------------     ------------     ------------     ------------     ------------
                                                                  GLOBAL
                                                                  HEALTH                                            LEVERAGED
                                                DYNAMICS         CARE (1)        TECHNOLOGY         GROWTH           ALL CAP
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                  $    (10,696)    $    (20,154)    $    (12,269)    $    (87,571)    $    (10,033)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --               --               --               --               --
  Net realized gain (loss) from shares sold        129,863          182,781           65,145          472,865          115,477
  Net unrealized appreciation (depreciation)
    on investments                                   7,280            9,647          (33,361)       1,142,500           46,465
                                              ------------     ------------     ------------     ------------     ------------
Net realized and unrealized
  gain (loss) on investments                       137,143          192,428           31,784        1,615,365          161,942
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                        126,447          172,274           19,515        1,527,794          151,909
                                              ------------     ------------     ------------     ------------     ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                             231,055          574,417          380,497        2,315,972          281,930
  Transfers between investment
    sub-accounts and general account, net         (157,431)        (236,438)        (106,300)      (1,084,552)         (75,636)
  Net surrenders and lapses                        (73,764)        (128,487)        (114,673)      (1,068,029)         (77,983)
  Contract benefits                                     --               --               --          (25,714)          (3,007)
  Loan interest received                             1,177            2,634            1,708           27,478              832
  Transfers for policy loans                       (10,775)         (29,328)         (15,839)        (248,064)         (18,016)
  Contract charges                                (104,641)        (220,548)        (141,054)      (1,126,133)        (109,822)
  Other                                                 (1)              50              102           (2,289)            (107)
                                              ------------     ------------     ------------     ------------     ------------
  Total net accumulation unit transactions        (114,380)         (37,700)           4,441       (1,211,331)          (1,809)
                                              ------------     ------------     ------------     ------------     ------------
Increase (decrease) in net assets                   12,067          134,574           23,956          316,463          150,100

Net assets, beginning of period                  1,396,954        2,345,655        1,469,958       14,460,397        1,199,111
                                              ------------     ------------     ------------     ------------     ------------
NET ASSETS, END OF PERIOD                     $  1,409,021     $  2,480,229     $  1,493,914     $ 14,776,860     $  1,349,211
                                              ============     ============     ============     ============     ============

(1) On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care Fund.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005


                                                                 AMERICAN         AMERICAN         AMERICAN         AMERICAN
                                                  ALGER           CENTURY          CENTURY          CENTURY          CENTURY
                                                AMERICAN         VARIABLE         VARIABLE         VARIABLE         VARIABLE
                                                  FUND          PORTFOLIOS       PORTFOLIOS       PORTFOLIOS       PORTFOLIOS
                                              ------------     ------------     ------------     ------------     ------------
                                                                 INCOME &                           INTER-
                                                SMALL CAP         GROWTH         PROTECTION        NATIONAL          ULTRA
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                  $    (79,284)    $     63,530     $     45,235     $       (120)    $       (412)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --               --              465               --               --
  Net realized gain (loss) from shares sold        602,451          215,770             (253)          69,562              301
  Net unrealized appreciation (depreciation)
    on investments                                 856,851          (77,419)         (32,110)         176,971            2,317
                                              ------------     ------------     ------------     ------------     ------------
Net realized and unrealized
  gain (loss) on investments                     1,459,302          138,351          (31,898)         246,533            2,618
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      1,380,018          201,881           13,337          246,413            2,206
                                              ------------     ------------     ------------     ------------     ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                           1,272,090          906,558          309,293          445,922           16,039
  Transfers between investment
    sub-accounts and general account, net         (443,692)        (301,666)         705,654          836,140           70,937
  Net surrenders and lapses                       (459,055)        (102,927)        (130,810)         (50,213)            (264)
  Contract benefits                                 (9,366)          (7,367)              --               --               --
  Loan interest received                            22,672            3,278              636            1,665               --
  Transfers for policy loans                      (125,848)         (57,879)         (11,735)         (26,959)              --
  Contract charges                                (672,406)        (392,418)        (102,521)        (138,443)          (5,268)
  Other                                            (10,231)            (127)             135            3,735               (7)
                                              ------------     ------------     ------------     ------------     ------------
  Total net accumulation unit transactions        (425,836)          47,452          770,652        1,071,847           81,437
                                              ------------     ------------     ------------     ------------     ------------
Increase (decrease) in net assets                  954,182          249,333          783,989        1,318,260           83,643

Net assets, beginning of period                  9,065,543        5,163,572          668,672        1,003,894           18,680
                                              ------------     ------------     ------------     ------------     ------------
NET ASSETS, END OF PERIOD                     $ 10,019,725     $  5,412,905     $  1,452,661     $  2,322,154     $    102,323
                                              ============     ============     ============     ============     ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                AMERICAN         AMERICAN          DREYFUS          DREYFUS          DREYFUS
                                                 CENTURY          CENTURY         VARIABLE         VARIABLE         VARIABLE
                                                VARIABLE         VARIABLE        INVESTMENT       INVESTMENT       INVESTMENT
                                               PORTFOLIOS       PORTFOLIOS          FUND             FUND             FUND
                                              ------------     ------------     ------------     ------------     ------------
                                                                                                  DEVELOPING        QUALITY
                                                  VALUE            VISTA        APPRECIATION        LEADERS           BOND
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                  $      3,916     $    (14,119)    $    (11,273)    $       (141)    $      2,311

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                      931,775               --               --               --               --
  Net realized gain (loss) from shares sold        545,642           61,875           13,437              202              (14)
  Net unrealized appreciation (depreciation)
    on investments                              (1,058,676)          89,772           37,433            1,566             (877)
                                              ------------     ------------     ------------     ------------     ------------
Net realized and unrealized
  gain (loss) on investments                       418,741          151,647           50,870            1,768             (891)
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                        422,657          137,528           39,597            1,627            1,420
                                              ------------     ------------     ------------     ------------     ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                           1,798,936          429,100          351,749            8,054           64,855
  Transfers between investment
    sub-accounts and general account, net          391,165          759,888        1,071,510           21,792           45,617
  Net surrenders and lapses                       (350,859)        (107,447)         (60,953)              --             (482)
  Contract benefits                                (51,796)              --               --               --               --
  Loan interest received                             8,032            1,636              503               --               --
  Transfers for policy loans                      (141,158)         (19,846)         (16,820)              --               --
  Contract charges                                (743,525)        (143,072)        (113,740)          (3,336)         (11,331)
  Other                                                682            4,145            2,948              (52)             (51)
                                              ------------     ------------     ------------     ------------     ------------
  Total net accumulation unit transactions         911,477          924,404        1,235,197           26,458           98,608
                                              ------------     ------------     ------------     ------------     ------------
Increase (decrease) in net assets                1,334,134        1,061,932        1,274,794           28,085          100,028

Net assets, beginning of period                  9,052,146        1,057,019          672,509            5,150            7,997
                                              ------------     ------------     ------------     ------------     ------------
NET ASSETS, END OF PERIOD                     $ 10,386,280     $  2,118,951     $  1,947,303     $     33,235     $    108,025
                                              ============     ============     ============     ============     ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                 FRANKLIN         FRANKLIN         FRANKLIN         FRANKLIN
                                                                 TEMPLETON        TEMPLETON        TEMPLETON        TEMPLETON
                                                 DREYFUS         VARIABLE         VARIABLE         VARIABLE         VARIABLE
                                                VARIABLE         INSURANCE        INSURANCE        INSURANCE        INSURANCE
                                               INVESTMENT        PRODUCTS         PRODUCTS         PRODUCTS         PRODUCTS
                                                  FUND             TRUST            TRUST            TRUST            TRUST
                                              ------------     ------------     ------------     ------------     ------------
                                                SOCIALLY                           MUTUAL
                                               RESPONSIBLE        FOREIGN          SHARES
                                                 GROWTH         SECURITIES       SECURITIES       REAL ESTATE      SMALL CAP
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                  $     (2,519)    $      5,515     $       (165)    $      3,042     $       (554)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --               --            1,030           41,848            2,051
  Net realized gain (loss) from shares sold         10,227           74,116            3,959           22,911              952
  Net unrealized appreciation (depreciation)
    on investments                                   1,324          131,731           37,945           39,132            6,305
                                              ------------     ------------     ------------     ------------     ------------
Net realized and unrealized
  gain (loss) on investments                        11,551          205,847           42,934          103,891            9,308
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          9,032          211,362           42,769          106,933            8,754
                                              ------------     ------------     ------------     ------------     ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                              55,037          484,023           43,533          236,429           44,250
  Transfers between investment
    sub-accounts and general account, net            6,514        1,058,709          469,412          556,477           31,273
  Net surrenders and lapses                         (5,163)         (53,029)            (604)         (10,587)            (504)
  Contract benefits                                     --               --               --               --               --
  Loan interest received                                99            1,628                6              144               --
  Transfers for policy loans                          (200)         (37,529)          (6,365)         (15,823)              --
  Contract charges                                 (33,365)        (150,004)         (20,154)         (67,477)         (10,371)
  Other                                                  7            3,121               66             (343)              93
                                              ------------     ------------     ------------     ------------     ------------
  Total net accumulation unit transactions          22,929        1,306,919          485,894          698,820           64,741
                                              ------------     ------------     ------------     ------------     ------------
Increase (decrease) in net assets                   31,961        1,518,281          528,663          805,753           73,495

Net assets, beginning of period                    296,786        1,100,190           50,451          364,502           14,500
                                              ------------     ------------     ------------     ------------     ------------
NET ASSETS, END OF PERIOD                     $    328,747     $  2,618,471     $    579,114     $  1,170,255     $     87,995
                                              ============     ============     ============     ============     ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                FRANKLIN                                            MORGAN           MORGAN
                                                TEMPLETON                                           STANLEY          STANLEY
                                                VARIABLE                                           UNIVERSAL        UNIVERSAL
                                                INSURANCE       JP MORGAN        JP MORGAN          INSTI-           INSTI-
                                                PRODUCTS          SERIES           SERIES          TUTIONAL         TUTIONAL
                                                  TRUST          TRUST II         TRUST II           FUNDS            FUNDS
                                              ------------     ------------     ------------     ------------     ------------
                                                SMALL CAP         INTER-                                            EMERGING
                                                  VALUE          NATIONAL           SMALL          CORE PLUS         MARKETS
                                               SECURITIES         EQUITY           COMPANY       FIXED INCOME        EQUITY
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                  $       (464)    $       (655)    $    (16,389)    $      3,338     $         72

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                          329               --          253,469              755               --
  Net realized gain (loss) from shares sold         13,460          218,879          184,414            1,075            1,046
  Net unrealized appreciation (depreciation)
    on investments                                  21,555           30,149         (367,910)            (951)          25,532
                                              ------------     ------------     ------------     ------------     ------------
Net realized and unrealized
  gain (loss) on investments                        35,344          249,028           69,973              879           26,578
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         34,880          248,373           53,584            4,217           26,650
                                              ------------     ------------     ------------     ------------     ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                             110,857          493,955          271,910           16,796            2,780
  Transfers between investment
    sub-accounts and general account, net          280,228          106,658         (180,430)          (9,376)            (494)
  Net surrenders and lapses                         (5,346)        (109,453)        (107,514)         (10,852)              --
  Contract benefits                                     --               --           (3,250)              --               --
  Loan interest received                               242            2,161              808               --               --
  Transfers for policy loans                       (18,635)         (42,356)          (8,673)              --               --
  Contract charges                                 (31,899)        (214,764)        (152,043)          (1,633)          (1,749)
  Other                                                (26)             236             (377)             (29)              (1)
                                              ------------     ------------     ------------     ------------     ------------
  Total net accumulation unit transactions         335,421          236,437         (179,569)          (5,094)             536
                                              ------------     ------------     ------------     ------------     ------------
Increase (decrease) in net assets                  370,301          484,810         (125,985)            (877)          27,186

Net assets, beginning of period                    178,332        2,304,943        1,924,996          106,021           78,248
                                              ------------     ------------     ------------     ------------     ------------
NET ASSETS, END OF PERIOD                     $    548,633     $  2,789,753     $  1,799,011     $    105,144     $    105,434
                                              ============     ============     ============     ============     ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                 MORGAN           MORGAN
                                                 STANLEY          STANLEY         NEUBERGER        NEUBERGER        NEUBERGER
                                                UNIVERSAL        UNIVERSAL         BERMAN           BERMAN           BERMAN
                                                 INSTI-           INSTI-          ADVISORS         ADVISORS         ADVISORS
                                                TUTIONAL         TUTIONAL        MANAGEMENT       MANAGEMENT       MANAGEMENT
                                                  FUNDS            FUNDS            TRUST            TRUST            TRUST
                                              ------------     ------------     ------------     ------------     ------------

                                                                  US REAL                           LIMITED          MID CAP
                                               HIGH YIELD         ESTATE          FASCIANO         MATURITY          GROWTH
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                  $      5,696     $      2,002     $    (10,884)    $     37,914     $       (241)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --            6,007            6,826               --               --
  Net realized gain (loss) from shares sold          1,653            7,057           18,817          (14,999)           1,473
  Net unrealized appreciation (depreciation)
    on investments                                  (6,679)          20,654           39,026          (11,884)           2,832
                                              ------------     ------------     ------------     ------------     ------------
Net realized and unrealized
  gain (loss) on investments                        (5,026)          33,718           64,669          (26,883)           4,305
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                            670           35,720           53,785           11,031            4,064
                                              ------------     ------------     ------------     ------------     ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                               9,928           12,501          320,370          464,496           10,067
  Transfers between investment
    sub-accounts and general account, net            1,450           16,636          624,249          871,477           41,761
  Net surrenders and lapses                         (6,482)          (1,041)         (13,040)        (138,398)          (1,349)
  Contract benefits                                     --               --               --               --               --
  Loan interest received                                --               --            1,439              738               30
  Transfers for policy loans                            --               --          (22,634)         (23,355)          (4,012)
  Contract charges                                  (2,005)         (11,329)         (98,040)        (146,421)          (2,614)
  Other                                                 (5)              (2)           2,072              (34)             (12)
                                              ------------     ------------     ------------     ------------     ------------
  Total net accumulation unit transactions           2,886           16,765          814,416        1,028,503           43,871
                                              ------------     ------------     ------------     ------------     ------------
Increase (decrease) in net assets                    3,556           52,485          868,201        1,039,534           47,935

Net assets, beginning of period                     77,397          210,338          766,387          976,496            9,645
                                              ------------     ------------     ------------     ------------     ------------
NET ASSETS, END OF PERIOD                     $     80,953     $    262,823     $  1,634,588     $  2,016,030     $     57,580
                                              ============     ============     ============     ============     ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                NEUBERGER
                                                 BERMAN
                                                ADVISORS          SCUDDER          SCUDDER
                                               MANAGEMENT        VARIABLE         VARIABLE          SCUDDER          SCUDDER
                                                  TRUST          SERIES II        SERIES II        VIT FUNDS        VIT FUNDS
                                              ------------     ------------     ------------     ------------     ------------
                                                                  DREMAN           DREMAN
                                                                HIGH RETURN       SMALL CAP          EAFE          EQUITY 500
                                                PARTNERS          EQUITY            VALUE        EQUITY INDEX         INDEX
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                  $      4,570     $       (280)    $     (4,321)    $      6,614     $     13,159

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                          531               --           79,658               --               --
  Net realized gain (loss) from shares sold        225,176            3,107           54,024           68,885           88,750
  Net unrealized appreciation (depreciation)
    on investments                                 162,525            8,834          (21,961)         (79,607)         (37,375)
                                              ------------     ------------     ------------     ------------     ------------
Net realized and unrealized
  gain (loss) on investments                       388,232           11,941          111,721          (10,722)          51,375
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                        392,802           11,661          107,400           (4,108)          64,534
                                              ------------     ------------     ------------     ------------     ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                             522,620           62,889          222,778           11,041          260,195
  Transfers between investment
    sub-accounts and general account, net          474,330          159,780           10,722         (304,997)         133,188
  Net surrenders and lapses                        (90,941)            (221)         (14,845)            (757)         (52,087)
  Contract benefits                                 (4,852)              --               --               --               --
  Loan interest received                             1,995              117              130               --               --
  Transfers for policy loans                       (28,603)          (6,788)          (9,851)              --               --
  Contract charges                                (164,485)         (13,483)         (83,628)          (3,936)         (29,545)
  Other                                                200               (5)           5,864                6               10
                                              ------------     ------------     ------------     ------------     ------------
  Total net accumulation unit transactions         710,264          202,289          131,170         (298,643)         311,761
                                              ------------     ------------     ------------     ------------     ------------
Increase (decrease) in net assets                1,103,066          213,950          238,570         (302,751)         376,295

Net assets, beginning of period                  1,947,758           47,658          707,841          302,751        1,126,939
                                              ------------     ------------     ------------     ------------     ------------
NET ASSETS, END OF PERIOD                     $  3,050,824     $    261,608     $    946,411     $         --     $  1,503,234
                                              ============     ============     ============     ============     ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                 SENTINEL         SENTINEL         SENTINEL         SENTINEL
                                                                 VARIABLE         VARIABLE         VARIABLE         VARIABLE
                                                 SCUDDER         PRODUCTS         PRODUCTS         PRODUCTS         PRODUCTS
                                                VIT FUNDS          TRUST            TRUST            TRUST            TRUST
                                              ------------     ------------     ------------     ------------     ------------
                                                SMALL CAP                                           COMMON           GROWTH
                                                  INDEX          BALANCED           BOND             STOCK            INDEX
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                  $        656     $     65,426     $    193,958     $     82,135     $        817

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                        5,933           78,597               --               --               --
  Net realized gain (loss) from shares sold         21,120          146,627           28,021          907,543           79,716
  Net unrealized appreciation (depreciation)
    on investments                                 (15,413)         (78,190)        (169,385)         802,132          (55,129)
                                              ------------     ------------     ------------     ------------     ------------
Net realized and unrealized
  gain (loss) on investments                        11,640          147,034         (141,364)       1,709,675           24,587
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         12,296          212,460           52,594        1,791,810           25,404
                                              ------------     ------------     ------------     ------------     ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                              58,331          866,415        1,010,924        4,783,814          270,875
  Transfers between investment
    sub-accounts and general account, net           (6,229)          14,009           96,658        1,038,827         (249,958)
  Net surrenders and lapses                        (15,063)         (98,281)        (296,003)        (987,677)         (51,958)
  Contract benefits                                     --           (8,444)          (1,049)         (91,543)              --
  Loan interest received                                --            9,107            7,495           52,164            1,270
  Transfers for policy loans                            --          (88,098)         (79,856)        (450,166)         (10,561)
  Contract charges                                  (2,113)        (498,289)        (440,910)      (2,287,630)         (90,523)
  Other                                                (27)            (182)            (193)          (2,402)            (132)
                                              ------------     ------------     ------------     ------------     ------------
  Total net accumulation unit transactions          34,899          196,237          297,066        2,055,387         (130,987)
                                              ------------     ------------     ------------     ------------     ------------
Increase (decrease) in net assets                   47,195          408,697          349,660        3,847,197         (105,583)

Net assets, beginning of period                    206,063        4,321,892        5,100,289       25,268,356        1,306,921
                                              ------------     ------------     ------------     ------------     ------------
NET ASSETS, END OF PERIOD                     $    253,258     $  4,730,589     $  5,449,949     $ 29,115,553     $  1,201,338
                                              ============     ============     ============     ============     ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                SENTINEL         SENTINEL         SENTINEL          STRONG           STRONG
                                                VARIABLE         VARIABLE         VARIABLE         VARIABLE         VARIABLE
                                                PRODUCTS         PRODUCTS         PRODUCTS        INSURANCE        INSURANCE
                                                  TRUST            TRUST            TRUST           FUNDS            FUNDS
                                              ------------     ------------     ------------     ------------     ------------
                                                                                                   MID CAP
                                                MID CAP            MONEY            SMALL           GROWTH         OPPORTUNITY
                                                 GROWTH           MARKET           COMPANY        FUND II (2)      FUND II (2)
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                  $    (91,059)    $    321,695     $   (126,186)    $         --     $         --

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --               --        1,696,928               --               --
  Net realized gain (loss) from shares sold        850,638               --        1,446,176               --               --
  Net unrealized appreciation (depreciation)
    on investments                                (462,939)              --       (1,747,573)              --               --
                                              ------------     ------------     ------------     ------------     ------------
Net realized and unrealized
  gain (loss) on investments                       387,699               --        1,395,531               --               --
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                        296,640          321,695        1,269,345               --               --
                                              ------------     ------------     ------------     ------------     ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                           1,766,409        8,870,679        3,026,634               --               --
  Transfers between investment
    sub-accounts and general account, net         (908,919)      (6,112,536)        (747,082)      (7,561,771)      (3,979,718)
  Net surrenders and lapses                       (513,349)      (1,216,966)        (749,792)              --               --
  Contract benefits                                 (2,939)         (11,699)         (56,361)              --               --
  Loan interest received                            18,473           33,805           18,583               --               --
  Transfers for policy loans                      (135,574)         294,587         (221,100)              --               --
  Contract charges                                (831,512)      (1,990,321)      (1,276,476)              --               --
  Other                                             (1,212)           3,973           (5,655)              --               --
                                              ------------     ------------     ------------     ------------     ------------
  Total net accumulation unit transactions        (608,623)        (128,478)         (11,249)              --               --
                                              ------------     ------------     ------------     ------------     ------------
Increase (decrease) in net assets                 (311,983)         193,217        1,258,096       (7,561,771)      (3,979,718)

Net assets, beginning of period                 11,332,447       17,602,414       16,496,249        7,561,771        3,979,718
                                              ------------     ------------     ------------     ------------     ------------
NET ASSETS, END OF PERIOD                     $ 11,020,464     $ 17,795,631     $ 17,754,345     $         --     $         --
                                              ============     ============     ============     ============     ============

(2) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                   VARIABLE         VARIABLE
                                              T ROWE PRICE     T ROWE PRICE     T ROWE PRICE      INSURANCE        INSURANCE
                                                 EQUITY           EQUITY           EQUITY          PRODUCT          PRODUCT
                                                 SERIES           SERIES           SERIES           FUNDS            FUNDS
                                              ------------     ------------     ------------     ------------     ------------
                                               BLUE CHIP          EQUITY           HEALTH                            EQUITY
                                                 GROWTH           INCOME          SCIENCES        CONTRAFUND         INCOME
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                  $    (15,005)    $      1,722     $     (3,509)    $    (69,867)    $    100,797

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --           16,208               --            2,074          491,201
  Net realized gain (loss) from shares sold         44,595            3,039           11,328          852,749          473,507
  Net unrealized appreciation (depreciation)
    on investments                                 112,948           (9,615)          60,050          996,511         (404,215)
                                              ------------     ------------     ------------     ------------     ------------
Net realized and unrealized
  gain (loss) on investments                       157,543            9,632           71,378        1,851,334          560,493
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                        142,538           11,354           67,869        1,781,467          661,290
                                              ------------     ------------     ------------     ------------     ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                             585,878           44,055          115,851        1,781,045        2,009,959
  Transfers between investment
    sub-accounts and general account, net        1,731,366          214,732          372,192          923,889         (665,765)
  Net surrenders and lapses                        (95,737)          (9,844)          (7,822)        (686,459)        (638,769)
  Contract benefits                                     --               --               --          (58,159)         (92,067)
  Loan interest received                             1,640               21               58           16,654           26,269
  Transfers for policy loans                       (43,638)              27          (11,688)        (236,418)        (170,866)
  Contract charges                                (176,789)         (17,116)         (34,511)        (955,934)      (1,247,826)
  Other                                               (744)             (34)           2,641           (3,422)          (1,596)
                                              ------------     ------------     ------------     ------------     ------------
  Total net accumulation unit transactions       2,001,976          231,841          436,721          781,196         (780,661)
                                              ------------     ------------     ------------     ------------     ------------
Increase (decrease) in net assets                2,144,514          243,195          504,590        2,562,663         (119,371)

Net assets, beginning of period                  1,054,992          134,477          222,420       10,938,158       13,956,006
                                              ------------     ------------     ------------     ------------     ------------
NET ASSETS, END OF PERIOD                     $  3,199,506     $    377,672     $    727,010     $ 13,500,821     $ 13,836,635
                                              ============     ============     ============     ============     ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                VARIABLE         VARIABLE         VARIABLE         VARIABLE         VARIABLE
                                               INSURANCE        INSURANCE        INSURANCE        INSURANCE        INSURANCE
                                                PRODUCT          PRODUCT          PRODUCT          PRODUCT          PRODUCT
                                                 FUNDS            FUNDS            FUNDS            FUNDS            FUNDS
                                              ------------     ------------     ------------     ------------     ------------
                                                                   HIGH                           INVESTMENT
                                                 GROWTH           INCOME          INDEX 500       GRADE BOND         MID CAP
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                  $    (63,907)    $    810,339     $    409,540     $    167,781     $    (10,068)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --               --               --          133,400           13,631
  Net realized gain (loss) from shares sold         10,653          190,237        2,255,376          (82,910)          52,818
  Net unrealized appreciation (depreciation)
    on investments                                 871,316         (898,221)        (869,963)        (131,089)         156,964
                                              ------------     ------------     ------------     ------------     ------------
Net realized and unrealized
  gain (loss) on investments                       881,969         (707,984)       1,385,413          (80,599)         223,413
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                        818,062          102,355        1,794,953           87,182          213,345
                                              ------------     ------------     ------------     ------------     ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                           2,676,539        1,006,165        8,203,522        1,380,028          341,063
  Transfers between investment
    sub-accounts and general account, net         (860,960)        (293,270)      (1,424,387)         425,773          691,413
  Net surrenders and lapses                       (652,182)        (233,695)      (2,618,406)        (402,798)         (18,522)
  Contract benefits                                (47,155)          (2,115)         (19,476)          (3,621)              --
  Loan interest received                            38,011            6,059           55,950           12,433              304
  Transfers for policy loans                      (459,191)         (72,734)        (527,919)         (64,762)         (21,599)
  Contract charges                              (1,376,899)        (483,364)      (4,012,729)        (627,755)        (101,573)
  Other                                             (3,690)            (454)            (824)              83            2,648
                                              ------------     ------------     ------------     ------------     ------------
  Total net accumulation unit transactions        (685,527)         (73,408)        (344,269)         719,381          893,734
                                              ------------     ------------     ------------     ------------     ------------
Increase (decrease) in net assets                  132,535           28,947        1,450,684          806,563        1,107,079

Net assets, beginning of period                 17,379,797        5,813,198       46,107,930        5,964,534          624,489
                                              ------------     ------------     ------------     ------------     ------------
NET ASSETS, END OF PERIOD                     $ 17,512,332     $  5,842,145     $ 47,558,614     $  6,771,097     $  1,731,568
                                              ============     ============     ============     ============     ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                VARIABLE
                                               INSURANCE        WELLS FARGO      WELLS FARGO
                                                PRODUCT          VARIABLE         VARIABLE
                                                 FUNDS          TRUST FUNDS      TRUST FUNDS
                                              ------------     ------------     ------------
                                                                 DISCOVERY       OPPORTUNITY
                                                OVERSEAS            (2)              (2)
                                              ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                  $    (23,461)    $    (61,649)    $    (32,496)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                       58,286               --               --
  Net realized gain (loss) from shares sold        742,510        1,519,286          930,478
  Net unrealized appreciation (depreciation)
    on investments                               1,268,791         (838,835)        (606,906)
                                              ------------     ------------     ------------
Net realized and unrealized
  gain (loss) on investments                     2,069,587          680,451          323,572
                                              ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      2,046,126          618,802          291,076
                                              ------------     ------------     ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                           1,633,417        1,275,386          626,385
  Transfers between investment
    sub-accounts and general account, net         (162,499)       7,144,870        3,825,235
  Net surrenders and lapses                       (519,018)        (513,816)        (199,760)
  Contract benefits                                (13,018)         (38,904)              --
  Loan interest received                            23,603           15,740            2,593
  Transfers for policy loans                      (160,461)        (398,960)         (21,203)
  Contract charges                                (851,939)        (605,540)        (308,243)
  Other                                            (12,107)           1,232              205
                                              ------------     ------------     ------------
  Total net accumulation unit transactions         (62,022)       6,880,008        3,925,212
                                              ------------     ------------     ------------
Increase (decrease) in net assets                1,984,104        7,498,810        4,216,288

Net assets, beginning of period                 11,285,322               --               --
                                              ------------     ------------     ------------
NET ASSETS, END OF PERIOD                     $ 13,269,426     $  7,498,810     $  4,216,288
                                              ============     ============     ============

(2) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                              AIM VARIABLE     AIM VARIABLE     AIM VARIABLE         ALGER            ALGER
                                                INSURANCE        INSURANCE        INSURANCE        AMERICAN         AMERICAN
                                                  FUNDS            FUNDS            FUNDS            FUND             FUND
                                              ------------     ------------     ------------     ------------     ------------
                                                                  HEALTH         TECHNOLOGY                         LEVERAGED
                                              DYNAMICS (A)     SCIENCES (A)          (A)            GROWTH           ALL CAP
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                  $     (9,761)    $    (17,825)    $    (11,406)    $   (117,993)    $     (9,332)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --               --               --               --               --
  Net realized gain (loss) from shares sold         78,126          108,774          143,526         (697,600)          33,335
  Net unrealized appreciation (depreciation)
    on investments                                  81,058           50,123          (84,354)       1,429,134           58,361
                                              ------------     ------------     ------------     ------------     ------------
Net realized and unrealized
  gain (loss) on investments                       159,184          158,897           59,172          731,534           91,696
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                        149,423          141,072           47,766          613,541           82,364
                                              ------------     ------------     ------------     ------------     ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                             284,238          650,531          442,408        2,682,974          313,259
  Transfers between investment
    sub-accounts and general account, net          (63,587)          14,523          (27,131)        (337,534)         (35,536)
  Net surrenders and lapses                        (38,222)         (44,404)         (70,401)        (922,173)         (39,541)
  Contract benefits                                     --               --               --          (71,114)              --
  Loan interest received                               849            1,904            3,232           24,530              580
  Transfers for policy loans                       (11,673)         (47,884)         (12,490)        (120,504)          (7,374)
  Contract charges                                (113,937)        (225,298)        (155,652)      (1,200,983)        (114,389)
  Other                                               (388)            (211)            (336)            (739)            (102)
                                              ------------     ------------     ------------     ------------     ------------
  Total net accumulation unit transactions          57,280          349,161          179,630           54,457          116,897
                                              ------------     ------------     ------------     ------------     ------------
Increase (decrease) in net assets                  206,703          490,233          227,396          667,998          199,261

Net assets, beginning of period                  1,190,251        1,855,422        1,242,562       13,792,399          999,850
                                              ------------     ------------     ------------     ------------     ------------
NET ASSETS, END OF PERIOD                     $  1,396,954     $  2,345,655     $  1,469,958     $ 14,460,397     $  1,199,111
                                              ============     ============     ============     ============     ============

(a) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO Technology Fund was renamed AIM Technology Fund.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                 AMERICAN         AMERICAN         AMERICAN         AMERICAN
                                                  ALGER           CENTURY          CENTURY          CENTURY          CENTURY
                                                AMERICAN         VARIABLE         VARIABLE         VARIABLE         VARIABLE
                                                  FUND          PORTFOLIOS       PORTFOLIOS       PORTFOLIOS       PORTFOLIOS
                                              ------------     ------------     ------------     ------------     ------------
                                                                                 INFLATION
                                                                 INCOME &        PROTECTION         INTER-
                                                SMALL CAP         GROWTH             (B)         NATIONAL (B)       ULTRA (B)
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                  $    (73,402)    $     30,609     $      6,105     $     (2,663)    $        (22)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --               --               37               --               --
  Net realized gain (loss) from shares sold        146,659           47,672            1,908            4,470               (1)
  Net unrealized appreciation (depreciation)
    on investments                               1,152,051          473,994            7,491          106,105              969
                                              ------------     ------------     ------------     ------------     ------------
Net realized and unrealized
  gain (loss) on investments                     1,298,710          521,666            9,436          110,575              968
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      1,225,308          552,275           15,541          107,912              946
                                              ------------     ------------     ------------     ------------     ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                           1,430,729        1,012,520          112,155          128,707            3,125
  Transfers between investment
    sub-accounts and general account, net         (567,807)        (271,630)         524,933          797,952           15,368
  Net surrenders and lapses                       (345,873)        (188,937)          (2,558)         (10,990)             (20)
  Contract benefits                                (48,480)          (1,860)              --               --               --
  Loan interest received                            18,992            1,988              210              486               --
  Transfers for policy loans                      (124,369)         (27,054)             (58)           4,356               --
  Contract charges                                (692,740)        (393,932)         (21,365)         (24,575)            (738)
  Other                                              2,909           (1,235)             (30)              46               (1)
                                              ------------     ------------     ------------     ------------     ------------
  Total net accumulation unit transactions        (326,639)         129,860          613,287          895,982           17,734
                                              ------------     ------------     ------------     ------------     ------------
Increase (decrease) in net assets                  898,669          682,135          628,828        1,003,894           18,680

Net assets, beginning of period                  8,166,874        4,481,437           39,844               --               --
                                              ------------     ------------     ------------     ------------     ------------
NET ASSETS, END OF PERIOD                     $  9,065,543     $  5,163,572     $    668,672     $  1,003,894     $     18,680
                                              ============     ============     ============     ============     ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                AMERICAN         AMERICAN          DREYFUS          DREYFUS          DREYFUS
                                                 CENTURY          CENTURY         VARIABLE         VARIABLE         VARIABLE
                                                VARIABLE         VARIABLE        INVESTMENT       INVESTMENT       INVESTMENT
                                               PORTFOLIOS       PORTFOLIOS          FUND             FUND             FUND
                                              ------------     ------------     ------------     ------------     ------------
                                                                                APPRECIATION      DEVELOPING        QUALITY
                                                  VALUE          VISTA (B)           (B)          LEADERS (B)       BOND (B)
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                  $     13,844     $     (2,951)    $      8,681     $         --     $         94

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                       59,090               --               --               --               --
  Net realized gain (loss) from shares sold        262,297           (1,495)             350               33               22
  Net unrealized appreciation (depreciation)
    on investments                                 692,492          106,416           17,063              211               85
                                              ------------     ------------     ------------     ------------     ------------
Net realized and unrealized
  gain (loss) on investments                     1,013,879          104,921           17,413              244              107
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      1,027,723          101,970           26,094              244              201
                                              ------------     ------------     ------------     ------------     ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                           1,568,562          144,902           66,607              603            1,744
  Transfers between investment
    sub-accounts and general account, net          580,312          850,961          607,761            4,645            6,912
  Net surrenders and lapses                       (466,523)         (13,409)         (10,863)              --               --
  Contract benefits                                   (338)              --               --               --               --
  Loan interest received                             6,420               --               50               --               --
  Transfers for policy loans                       (49,250)              --              (64)              --               --
  Contract charges                                (649,287)         (28,109)         (17,028)            (369)            (859)
  Other                                               (996)             704              (48)              27               (1)
                                              ------------     ------------     ------------     ------------     ------------
  Total net accumulation unit transactions         988,900          955,049          646,415            4,906            7,796
                                              ------------     ------------     ------------     ------------     ------------
Increase (decrease) in net assets                2,016,623        1,057,019          672,509            5,150            7,997

Net assets, beginning of period                  7,035,523               --               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
NET ASSETS, END OF PERIOD                     $  9,052,146     $  1,057,019     $    672,509     $      5,150     $      7,997
                                              ============     ============     ============     ============     ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                 FRANKLIN         FRANKLIN         FRANKLIN         FRANKLIN
                                                                 TEMPLETON        TEMPLETON        TEMPLETON        TEMPLETON
                                                 DREYFUS         VARIABLE         VARIABLE         VARIABLE         VARIABLE
                                                VARIABLE         INSURANCE        INSURANCE        INSURANCE        INSURANCE
                                               INVESTMENT        PRODUCTS         PRODUCTS         PRODUCTS         PRODUCTS
                                                  FUND             TRUST            TRUST            TRUST            TRUST
                                              ------------     ------------     ------------     ------------     ------------
                                                                                   MUTUAL
                                                SOCIALLY          FOREIGN          SHARES
                                               RESPONSIBLE      SECURITIES       SECURITIES       REAL ESTATE      SMALL CAP
                                                 GROWTH             (B)              (B)              (B)              (B)
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                  $     (1,066)    $     (2,006)    $        (95)    $       (457)    $        (39)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --               --               --                6               --
  Net realized gain (loss) from shares sold          3,009            6,165               49            2,599              (55)
  Net unrealized appreciation (depreciation)
    on investments                                  12,004          112,404            3,033           25,854              911
                                              ------------     ------------     ------------     ------------     ------------
Net realized and unrealized
  gain (loss) on investments                        15,013          118,569            3,082           28,459              856
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         13,947          116,563            2,987           28,002              817
                                              ------------     ------------     ------------     ------------     ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                              99,266          133,378            4,732           26,040            2,845
  Transfers between investment
    sub-accounts and general account, net           15,948          881,872           43,808          317,322           12,477
  Net surrenders and lapses                        (30,739)         (10,621)              --             (794)              --
  Contract benefits                                 (9,865)              --               --               --               --
  Loan interest received                                31              333               --               --               --
  Transfers for policy loans                           (97)           3,873               --             (231)              --
  Contract charges                                 (32,208)         (25,353)          (1,077)          (5,899)          (1,640)
  Other                                                (62)             145                1               62                1
                                              ------------     ------------     ------------     ------------     ------------
  Total net accumulation unit transactions          42,274          983,627           47,464          336,500           13,683
                                              ------------     ------------     ------------     ------------     ------------
Increase (decrease) in net assets                   56,221        1,100,190           50,451          364,502           14,500

Net assets, beginning of period                    240,565               --               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
NET ASSETS, END OF PERIOD                     $    296,786     $  1,100,190     $     50,451     $    364,502     $     14,500
                                              ============     ============     ============     ============     ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                FRANKLIN                                            MORGAN           MORGAN
                                                TEMPLETON                                           STANLEY          STANLEY
                                                VARIABLE                                           UNIVERSAL        UNIVERSAL
                                                INSURANCE       JP MORGAN        JP MORGAN          INSTI-           INSTI-
                                                PRODUCTS          SERIES           SERIES          TUTIONAL         TUTIONAL
                                                  TRUST          TRUST II         TRUST II           FUNDS            FUNDS
                                              ------------     ------------     ------------     ------------     ------------
                                                SMALL CAP
                                                  VALUE           INTER-                                            EMERGING
                                               SECURITIES        NATIONAL           SMALL          CORE PLUS         MARKETS
                                                   (B)            EQUITY           COMPANY       FIXED INCOME        EQUITY
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                  $       (281)    $     (5,739)    $    (14,231)    $      3,721     $        254

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --               --               --              243               --
  Net realized gain (loss) from shares sold            765           75,203           93,460            1,845              391
  Net unrealized appreciation (depreciation)
    on investments                                  13,896          265,744          326,001           (1,682)          13,972
                                              ------------     ------------     ------------     ------------     ------------
Net realized and unrealized
  gain (loss) on investments                        14,661          340,947          419,461              406           14,363
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         14,380          335,208          405,230            4,127           14,617
                                              ------------     ------------     ------------     ------------     ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                              19,191          476,610          306,894           15,345            3,277
  Transfers between investment
    sub-accounts and general account, net          149,327           24,975          (51,739)         (36,917)              65
  Net surrenders and lapses                           (405)        (139,543)        (149,674)              --               --
  Contract benefits                                     --               --               --               --               --
  Loan interest received                                --            1,221              836               --               --
  Transfers for policy loans                            --          (16,210)          (7,664)              --               --
  Contract charges                                  (4,160)        (189,053)        (150,657)          (1,469)          (1,335)
  Other                                                 (1)            (190)            (485)            (150)            (129)
                                              ------------     ------------     ------------     ------------     ------------
  Total net accumulation unit transactions         163,952          157,810          (52,489)         (23,191)           1,878
                                              ------------     ------------     ------------     ------------     ------------
Increase (decrease) in net assets                  178,332          493,018          352,741          (19,064)          16,495

Net assets, beginning of period                         --        1,811,925        1,572,255          125,085           61,753
                                              ------------     ------------     ------------     ------------     ------------
NET ASSETS, END OF PERIOD                     $    178,332     $  2,304,943     $  1,924,996     $    106,021     $     78,248
                                              ============     ============     ============     ============     ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                 MORGAN           MORGAN
                                                 STANLEY          STANLEY        NEUBERGER        NEUBERGER        NEUBERGER
                                                UNIVERSAL        UNIVERSAL         BERMAN           BERMAN           BERMAN
                                                 INSTI-           INSTI-          ADVISORS         ADVISORS         ADVISORS
                                                TUTIONAL         TUTIONAL        MANAGEMENT       MANAGEMENT       MANAGEMENT
                                                  FUNDS            FUNDS           TRUST            TRUST            TRUST
                                              ------------     ------------     ------------     ------------     ------------
                                                                                                    LIMITED
                                                                  US REAL         FASCIANO         MATURITY         MID CAP
                                               HIGH YIELD         ESTATE             (B)              (B)          GROWTH (B)
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                  $      2,886     $      2,292     $     (2,078)    $     21,347     $        (43)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --            3,240            1,505               --               --
  Net realized gain (loss) from shares sold          1,104            2,293            4,006               74             (150)
  Net unrealized appreciation (depreciation)
    on investments                                   1,592           47,094           45,922          (21,644)           1,193
                                              ------------     ------------     ------------     ------------     ------------
Net realized and unrealized
  gain (loss) on investments                         2,696           52,627           51,433          (21,570)           1,043
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          5,582           54,919           49,355             (223)           1,000
                                              ------------     ------------     ------------     ------------     ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                              10,399            7,605           76,495          162,753            5,790
  Transfers between investment
    sub-accounts and general account, net           18,091            6,990          661,523          845,351            3,128
  Net surrenders and lapses                             --               --           (9,002)          (5,201)              --
  Contract benefits                                     --               --               --               --               --
  Loan interest received                                --               --              449              428               --
  Transfers for policy loans                            --               --            4,805            3,332               --
  Contract charges                                  (1,713)          (7,853)         (17,442)         (29,938)            (312)
  Other                                               (117)            (193)             204               (6)              39
                                              ------------     ------------     ------------     ------------     ------------
  Total net accumulation unit transactions          26,660            6,549          717,032          976,719            8,645
                                              ------------     ------------     ------------     ------------     ------------
Increase (decrease) in net assets                   32,242           61,468          766,387          976,496            9,645

Net assets, beginning of period                     45,155          148,870               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
NET ASSETS, END OF PERIOD                     $     77,397     $    210,338     $    766,387     $    976,496     $      9,645
                                              ============     ============     ============     ============     ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                NEUBERGER
                                                 BERMAN
                                                ADVISORS          SCUDDER          SCUDDER
                                               MANAGEMENT        VARIABLE         VARIABLE          SCUDDER          SCUDDER
                                                  TRUST          SERIES II        SERIES II        VIT FUNDS        VIT FUNDS
                                              ------------     ------------     ------------     ------------     ------------
                                                                  DREMAN           DREMAN
                                                               HIGH RETURN        SMALL CAP          EAFE          EQUITY 500
                                                PARTNERS        EQUITY (B)        VALUE (B)      EQUITY INDEX         INDEX
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                  $    (12,696)    $        (72)    $     (1,974)    $      5,040     $      7,638

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --               --               --               --               --
  Net realized gain (loss) from shares sold         37,942              346            6,462            9,980           13,086
  Net unrealized appreciation (depreciation)
    on investments                                 252,705            2,733           74,520           31,184           81,848
                                              ------------     ------------     ------------     ------------     ------------
Net realized and unrealized
  gain (loss) on investments                       290,647            3,079           80,982           41,164           94,934
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                        277,951            3,007           79,008           46,204          102,572
                                              ------------     ------------     ------------     ------------     ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                             327,818           12,643           61,870           35,902          134,101
  Transfers between investment
    sub-accounts and general account, net           81,174           33,424          594,275           12,173          (14,661)
  Net surrenders and lapses                        (34,598)              --          (10,500)         (24,224)         (72,249)
  Contract benefits                                     --               --               --               --               --
  Loan interest received                             1,444               --               --               --               --
  Transfers for policy loans                        (6,511)              --               --               --               --
  Contract charges                                (132,819)          (1,447)         (17,028)          (7,239)         (24,208)
  Other                                               (333)              31              216             (325)          (1,230)
                                              ------------     ------------     ------------     ------------     ------------
  Total net accumulation unit transactions         236,175           44,651          628,833           16,287           21,753
                                              ------------     ------------     ------------     ------------     ------------
Increase (decrease) in net assets                  514,126           47,658          707,841           62,491          124,325

Net assets, beginning of period                  1,433,632               --               --          240,260        1,002,614
                                              ------------     ------------     ------------     ------------     ------------
NET ASSETS, END OF PERIOD                     $  1,947,758     $     47,658     $    707,841     $    302,751     $  1,126,939
                                              ============     ============     ============     ============     ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                 SENTINEL         SENTINEL         SENTINEL         SENTINEL
                                                                 VARIABLE         VARIABLE         VARIABLE         VARIABLE
                                                 SCUDDER         PRODUCTS         PRODUCTS         PRODUCTS         PRODUCTS
                                                VIT FUNDS          TRUST            TRUST            TRUST            TRUST
                                              ------------     ------------     ------------     ------------     ------------
                                                SMALL CAP                                           COMMON           GROWTH
                                                  INDEX          BALANCED           BOND             STOCK            INDEX
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                  $        188     $     54,209     $    184,909     $     39,329     $      7,833

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --          143,178           71,638               --               --
  Net realized gain (loss) from shares sold         21,756          119,917           67,342          142,616           43,540
  Net unrealized appreciation (depreciation)
    on investments                                   9,273          (60,240)        (145,028)       1,798,268           (2,139)
                                              ------------     ------------     ------------     ------------     ------------
Net realized and unrealized
  gain (loss) on investments                        31,029          202,855           (6,048)       1,940,884           41,401
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         31,217          257,064          178,861        1,980,213           49,234
                                              ------------     ------------     ------------     ------------     ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                              37,410          819,166        1,114,516        4,324,951          245,102
  Transfers between investment
    sub-accounts and general account, net            1,988          222,833          (22,610)       1,274,105          246,375
  Net surrenders and lapses                        (35,713)         (76,966)        (264,103)      (1,151,151)         (43,329)
  Contract benefits                                     --               --             (642)         (16,111)              --
  Loan interest received                                --            7,140            5,119           38,705            1,326
  Transfers for policy loans                            --          (29,516)         (89,721)        (321,051)          (5,744)
  Contract charges                                  (2,276)        (449,847)        (436,482)      (2,061,972)         (92,455)
  Other                                               (322)             172              133              591           14,159
                                              ------------     ------------     ------------     ------------     ------------
  Total net accumulation unit transactions           1,087          492,982          306,210        2,088,067          365,434
                                              ------------     ------------     ------------     ------------     ------------
Increase (decrease) in net assets                   32,304          750,046          485,071        4,068,280          414,668

Net assets, beginning of period                    173,759        3,571,846        4,615,218       21,200,076          892,253
                                              ------------     ------------     ------------     ------------     ------------
NET ASSETS, END OF PERIOD                     $    206,063     $  4,321,892     $  5,100,289     $ 25,268,356     $  1,306,921
                                              ------------     ------------     ------------     ------------     ------------

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                SENTINEL         SENTINEL         SENTINEL          STRONG           STRONG
                                                VARIABLE         VARIABLE         VARIABLE         VARIABLE         VARIABLE
                                                PRODUCTS         PRODUCTS         PRODUCTS        INSURANCE        INSURANCE
                                                  TRUST            TRUST            TRUST           FUNDS            FUNDS
                                              ------------     ------------     ------------     ------------     ------------
                                                                                                   MID CAP
                                                MID CAP            MONEY            SMALL           GROWTH        OPPORTUNITY
                                                 GROWTH           MARKET           COMPANY         FUND II          FUND II
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                  $    (87,594)    $     16,575     $   (102,396)    $    (56,705)    $    (28,580)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --               --        1,402,897               --               --
  Net realized gain (loss) from shares sold        307,572               --          798,750         (172,471)          65,920
  Net unrealized appreciation (depreciation)
    on investments                                 922,357               --          (65,109)       1,387,792          543,651
                                              ------------     ------------     ------------     ------------     ------------
Net realized and unrealized
  gain (loss) on investments                     1,229,929               --        2,136,538        1,215,321          609,571
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      1,142,335           16,575        2,034,142        1,158,616          580,991
                                              ------------     ------------     ------------     ------------     ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                           2,035,187       10,674,883        2,942,361        1,530,125          745,882
  Transfers between investment
    sub-accounts and general account, net          300,995       (7,479,579)       1,238,037         (420,450)        (188,087)
  Net surrenders and lapses                       (381,506)      (1,241,097)        (592,825)        (389,227)        (167,864)
  Contract benefits                                (14,099)         (11,296)            (663)          (7,891)            (336)
  Loan interest received                            11,177           26,908           13,597            8,819            1,986
  Transfers for policy loans                       (99,382)         139,086         (127,944)         (69,274)         (29,598)
  Contract charges                                (883,456)      (2,047,288)      (1,120,378)        (636,427)        (306,088)
  Other                                             15,292           (4,133)          13,960           (2,287)          (1,414)
                                              ------------     ------------     ------------     ------------     ------------
  Total net accumulation unit transactions         984,208           57,484        2,366,145           13,388           54,481
                                              ------------     ------------     ------------     ------------     ------------
Increase (decrease) in net assets                2,126,543           74,059        4,400,287        1,172,004          635,472

Net assets, beginning of period                  9,205,904       17,528,355       12,095,962        6,389,767        3,344,246
                                              ------------     ------------     ------------     ------------     ------------
NET ASSETS, END OF PERIOD                     $ 11,332,447     $ 17,602,414     $ 16,496,249     $  7,561,771     $  3,979,718
                                              ============     ============     ============     ============     ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                   VARIABLE         VARIABLE
                                              T ROWE PRICE     T ROWE PRICE     T ROWE PRICE      INSURANCE        INSURANCE
                                                 EQUITY           EQUITY           EQUITY          PRODUCT          PRODUCT
                                                 SERIES           SERIES           SERIES           FUNDS            FUNDS
                                              ------------     ------------     ------------     ------------     ------------
                                               BLUE CHIP          EQUITY           HEALTH                            EQUITY
                                               GROWTH (B)        INCOME (B)     SCIENCES (B)      CONTRAFUND         INCOME
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                  $      1,761     $        265     $       (642)    $    (55,037)    $     85,903

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --            1,081               --               --           49,121
  Net realized gain (loss) from shares sold           (812)             163              (34)         403,301           33,433
  Net unrealized appreciation (depreciation)
    on investments                                  68,656            3,321           17,874        1,017,377        1,171,845
                                              ------------     ------------     ------------     ------------     ------------
Net realized and unrealized
  gain (loss) on investments                        67,844            4,565           17,840        1,420,678        1,254,399
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         69,605            4,830           17,198        1,365,641        1,340,302
                                              ------------     ------------     ------------     ------------     ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                             143,252            9,178           28,152        1,882,770        2,039,542
  Transfers between investment
    sub-accounts and general account, net          866,501          122,880          186,695           80,831         (390,761)
  Net surrenders and lapses                         (6,006)            (391)          (3,500)        (570,318)        (930,581)
  Contract benefits                                     --               --               --          (12,968)          (1,778)
  Loan interest received                             1,036               --               --           12,327           25,135
  Transfers for policy loans                         8,721               --               --         (119,984)        (108,082)
  Contract charges                                 (28,143)          (2,021)          (6,223)        (884,807)      (1,207,803)
  Other                                                 26                1               98             (391)            (707)
                                              ------------     ------------     ------------     ------------     ------------
  Total net accumulation unit transactions         985,387          129,647          205,222          387,460         (575,035)
                                              ------------     ------------     ------------     ------------     ------------
Increase (decrease) in net assets                1,054,992          134,477          222,420        1,753,101          765,267

Net assets, beginning of period                         --               --               --        9,185,057       13,190,739
                                              ------------     ------------     ------------     ------------     ------------
NET ASSETS, END OF PERIOD                     $  1,054,992     $    134,477     $    222,420     $ 10,938,158     $ 13,956,006
                                              ============     ============     ============     ============     ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                VARIABLE         VARIABLE         VARIABLE         VARIABLE         VARIABLE
                                               INSURANCE        INSURANCE        INSURANCE        INSURANCE        INSURANCE
                                                PRODUCT          PRODUCT          PRODUCT          PRODUCT          PRODUCT
                                                 FUNDS            FUNDS            FUNDS            FUNDS            FUNDS
                                              ------------     ------------     ------------     ------------     ------------
                                                                   HIGH                           INVESTMENT
                                                 GROWTH           INCOME          INDEX 500       GRADE BOND       MID CAP (B)
                                              ------------     ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                  $   (103,616)    $    368,577     $    180,707     $    195,432     $     (1,226)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                           --               --               --          175,222               --
  Net realized gain (loss) from shares sold       (721,523)         130,342         (160,662)         (47,895)           4,208
  Net unrealized appreciation (depreciation)
    on investments                               1,235,178          (46,367)       4,002,991         (117,672)          61,486
                                              ------------     ------------     ------------     ------------     ------------
Net realized and unrealized
  gain (loss) on investments                       513,655           83,975        3,842,329            9,655           65,694
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                        410,039          452,552        4,023,036          205,087           64,468
                                              ------------     ------------     ------------     ------------     ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                           3,097,940        1,115,883        8,939,234        1,419,847           51,869
  Transfers between investment
    sub-accounts and general account, net         (433,253)          66,513       (1,421,319)        (261,513)         523,415
  Net surrenders and lapses                       (671,511)        (186,369)      (2,428,419)        (526,419)          (3,500)
  Contract benefits                                (47,308)            (647)         (36,227)              --               --
  Loan interest received                            27,402            4,232           41,429            8,571               --
  Transfers for policy loans                      (198,286)         (57,865)        (667,895)         (57,919)              (4)
  Contract charges                              (1,454,365)        (471,746)      (3,988,357)        (579,076)         (11,959)
  Other                                               (565)             913           (4,256)            (920)             200
                                              ------------     ------------     ------------     ------------     ------------
  Total net accumulation unit transactions         320,054          470,914          434,190            2,571          560,021
                                              ------------     ------------     ------------     ------------     ------------
Increase (decrease) in net assets                  730,093          923,466        4,457,226          207,658          624,489

Net assets, beginning of period                 16,649,704        4,889,732       41,650,704        5,756,876               --
                                              ------------     ------------     ------------     ------------     ------------
NET ASSETS, END OF PERIOD                     $ 17,379,797     $  5,813,198     $ 46,107,930     $  5,964,534     $    624,489
                                              ============     ============     ============     ============     ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                VARIABLE
                                               INSURANCE
                                                PRODUCT
                                                 FUNDS
                                              ------------
                                                OVERSEAS
                                              ------------
NET INVESTMENT INCOME (LOSS)                  $     28,742

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Capital gains distributions                             --
Net realized gain (loss) from shares sold           24,447
Net unrealized appreciation (depreciation)
on investments                                   1,199,287

Net realized and unrealized
gain (loss) on investments                       1,223,734

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        1,252,476

ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                             1,792,721
Transfers between investment
sub-accounts and general account, net             (489,035)
Net surrenders and lapses                         (506,152)
Contract benefits                                  (17,985)
Loan interest received                              20,078
Transfers for policy loans                        (161,765)
Contract charges                                  (860,951)
Other                                               (1,562)

Total net accumulation unit transactions          (224,651)

Increase (decrease) in net assets                1,027,825

Net assets, beginning of period                 10,257,497

NET ASSETS, END OF PERIOD                     $ 11,285,322
                                              ============

   The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY) NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company ("National Life"). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life. Sentinel Advisors Company, an indirectly-owned subsidiary of National Life, provides investment advisory services for mutual fund portfolios within the Sentinel Variable Products Trust ("SVPT"), and for the SVPT Money Market Fund.

National Life maintains three products within the Variable Account. The VariTrak Product was established on March 11, 1996 and is used exclusively for National Life's flexible premium variable life insurance products known collectively as VariTrak. On May 1, 1998, National Life established the Estate Provider Product to be used exclusively for National Life's flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider Product to be used exclusively for National Life's flexible premium variable universal life policy known collectively as Benefit Provider.

The Variable Account invests the accumulated policyholder account values in shares of mutual fund portfolios within AIM Variable Insurance Funds, Alger American Fund, American Century Variable Portfolios ("ACVP"), Dreyfus Variable Investment Fund, Franklin Templeton Variable Insurance Products Trust, JP
Morgan Series Trust II, Morgan Stanley Universal Institutional Funds, Neuberger Berman Advisors Management Trust, Scudder Variable Series II, Scudder VIT Funds, SVPT, Strong Variable Insurance Funds, T Rowe Price Equity Series, and Fidelity Variable Insurance Products Fund ("VIPF"). Net premiums received by the Variable Account are deposited in investment portfolios as designated by the policyholder, except for initial net premiums on new policies, which are first invested in the SVPT Money Market Fund. Policyholders may also direct the allocations of their account value between the various investment portfolios within the Variable Account and a declared interest account (within the General Account of National Life) through participant transfers.

There are fifty-five sub-accounts within the Variable Account as of December 31, 2005. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies and variable universal life policies investing in the sub-account.

During 2005, Wells Fargo purchased the Strong Variable Insurance Funds whose funds were merged into newly organized funds within the Wells Fargo Variable Trust Funds which substantially retained their prior objectives and characteristics.

On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care
Fund.

On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund, and INVESCO Technology Fund was renamed AIM Technology Fund.

On April 25, 2003, two investment portfolios of the Market Street Fund, Inc ("MSF") were merged into two series of the Gartmore Variable Insurance Trust ("GVIT"). The GVIT Government Bond Fund and JP Morgan GVIT Balanced Fund replaced the Market Street Bond Fund and Market Street Managed Fund, respectively.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Subsequently, on August 1, 2003, certain mutual fund substitutions were completed. The Company replaced the balance of mutual fund portfolios within GVIT with newly created funds of the SVPT. The SVPT Bond Fund and SVPT Balanced Fund replaced the GVIT Government Bond Fund and JP Morgan GVIT Balanced Fund, respectively. The investment portfolios within GVIT are no longer available to policyholders. See Note 8 for additional information on substitutions.

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed in the preparation of the financial statements.

INVESTMENTS

The mutual fund portfolios consist of the AIM Dynamics Fund, AIM Global Health Care Fund (formerly AIM Health Sciences Fund), AIM Technology Fund, Alger American Growth Portfolio, Alger American Leveraged AllCap Portfolio, Alger American Small Capitaliz ation Portfolio, ACVP Income & Growth Portfolio, ACVP Inflation Protection Portfolio, ACVP International Portfolio, ACVP Ultra Portfo lio, ACVP Value Portfolio, AC VP Vista Portfolio, Dreyfus Appreciation Portfolio, Dreyfus Developing Leaders Portfolio, Dreyfus Quality Bond
Portfolio, Dreyfus Socially Responsible Growth Fund, Franklin Templeton Foreign Securities Fund, Franklin Templeton Mutual Shares Securities Fund, Franklin Templeton Real Estate Fund, Franklin Templeton Small Cap Fund, Franklin Templeton Small Cap Value Securities Fund, JP Morgan International Equity Portfolio, JP Morgan Small Company Portfolio, Morgan Stanley Core Plus Fixed Income Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Morgan Stanley High Yield Portfolio, Morgan Stanley US Real Estate Portfolio, Neuberger Berman Fasciano Portfolio, Neuberger Berman Limited Maturity Portfolio, Neuberger Berman Mid Cap Growth Portfolio, Neuberger Berman Partners Portfolio, Scudder Dreman High Return Equity Portfolio, Scudder Dreman Sm all Cap Value Portfolio, Scudder EAFE Equity Index Fund, Scudder Equity 500 Index Fund, Scudder Small Cap Index Fund, SVPT Balanced Fund, SVPT Bond Fund, SVPT Common Stock Fund, SVPT Growth Index Fund, SVPT Mid Cap Growth Fund, SVPT Money Market Fund, SVPT Small Company Fund, T Rowe Price Blue Chip Growth Portfolio, T Rowe Price Equity Income Portfolio, T Rowe Price Health Sciences Portfolio, VIPF Contrafund Portfolio, VIPF Equity Income Portfolio, VIPF Growth Portfolio, VIPF High Income Portfolio, VIPF Index 500 Portfolio, VIPF Investment Grade Bond Portfolio, VIPF Mid Cap Portfolio, VIPF Overseas Portfolio, Wells Fargo Discovery (formerly Strong Mid Cap Growth II), and Wells Fargo Opportunity (formerly Strong Opportunity II). The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

INVESTMENT VALUATION

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain
(loss) in the Statements of Operations.

INVESTMENT TRANSACTIONS

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold is determined using the first in, first out method (FIFO).

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PARTICIPANT TRANSACTIONS

Policyholders may allocate amounts in their individual accounts to variable investment options and to the guaranteed interest account of the Company's General Account. Participant deposits are reduced by applicable deductions, charges and state premium taxes. Transfers between funds and the guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to participants and beneficiaries made under the terms of the contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under the contracts. Included in contract charges are administrative, cost of insurance, and other variable charges deducted monthly from the contracts.

FEDERAL INCOME TAXES

The operations of the Variable Account are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Variable Account are not taxed.

RECLASSIFICATIONS

Certain amounts presented for the prior years were reclassified to conform with the presentation used in the current year.

NOTE 3 - CHARGES AND EXPENSES

The SVPT mutual fund portfolios are managed by an affiliate of National Life. During the year ended December 31, 2005, management fees were paid directly by the sub-accounts to the affiliate investment manager. The advisory agreement provides for fees ranging from .25% to .55% based on individual portfolios and average daily net assets. The investment manager currently waives all or a portion of its management fees for some of the sub-accounts. The effective advisory fee rates paid by the sub-accounts in 2005, after taking these waivers into account, range from 0% to .39%. The investment manager expects to waive all or a portion of its management fees for some of the sub-accounts in 2005.

The following tables describe the fees and expenses assessed when buying, owning and surrendering a Policy within each product of the Variable Account. Such charges reimburse the Company for the insurance and other benefits provided, its assumption of mortality and expense risks, and account administration. The mortality risk assumed is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 - CHARGES AND EXPENSES (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                             CHARGES AND DEDUCTIONS - VARITRAK PRODUCT

DESCRIPTION OF CHARGE               WHEN CHARGE IS DEDUCTED               AMOUNT DEDUCTED                      HOW DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge             Upon receipt of premium payment     3.25% of each premium payment      Deducted from Premium Payment
                                                                   (2.0% for qualified employee
                                                                   benefit plans)
------------------------------------------------------------------------------------------------------------------------------------
Surrender Charge               Upon surrender or lapse of the      $0 - $2 per $1000 of initial       Deducted from Accumulated
                               Policy in Years 1 - 15, or the      or increased Face Amount           Value upon Surrender or Lapse
                               15 Policy Years following an
                               increase in Face Amount
------------------------------------------------------------------------------------------------------------------------------------
Deferred Sales Charge          Upon surrender or lapse of the      $1.10 to $37.75 per $1000 of       Deducted from Accumulated
                               Policy during the first 15          initial or increased Face          Value upon Surrender or Lapse
                               Policy Years, or following an       Amount
                               increase in Face Amount
------------------------------------------------------------------------------------------------------------------------------------
Withdrawal Fees                Upon making a withdrawal            Lesser of 2% of amount             Deducted from Withdrawal
                                                                   withdrawn or $25                   Amount
------------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                  Upon making a transfer              $25 per transfer in excess of      Deducted from Transfer Amount
                                                                   5 transfers in any one Policy
                                                                   Year
------------------------------------------------------------------------------------------------------------------------------------
Loan Interest Spread           At the end of each Policy           1.3% - 2% annually of amount       Unit Liquidation from Account
                               Year, or upon death, surrender      held as Collateral                 Value
                               or lapse, if earlier
------------------------------------------------------------------------------------------------------------------------------------
Projection Report Charge       At the time Report is requested     $25 maximum in New York, no        Unit Liquidation from Account
                                                                   maximum elsewhere                  Value
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance              On the Date of Issue of the         Varies based on age of             Unit liquidation from Account
                               Policy and on each Monthly          Insured and Duration of Policy     Value
                               Policy Date
------------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk     Deducted Daily                      Annual rate of 0.90% of the        Deducted from sub-accounts as
Fees                                                               average daily net assets of        a Reduction in Unit Value
                                                                   each subaccount of the
                                                                   Separate Account
------------------------------------------------------------------------------------------------------------------------------------
Administrative Fees            On the Date of Issue of the         $7.50 per month, plus $0.07        Unit liquidation from Account
                               Policy and on each Monthly          per $1000 of Face Amount           Value
                               Policy Date
------------------------------------------------------------------------------------------------------------------------------------
Riders                         On the Date of Issue of the         Amount varies depending on         Unit liquidation from Account
                               Policy and on each Monthly          the specifics of the Policy        Value
                               Policy Date
------------------------------------------------------------------------------------------------------------------------------------

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 - CHARGES AND EXPENSES (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                             CHARGES AND DEDUCTIONS - VARITRAK PRODUCT

DESCRIPTION OF CHARGE               WHEN CHARGE IS DEDUCTED               AMOUNT DEDUCTED                      HOW DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Premium Expense Charge         Upon receipt of Premium             7.40% - 10.40% depending on        Deducted from Premium Payment
                               Payment                             Policy Year
------------------------------------------------------------------------------------------------------------------------------------
Surrender Charge               Upon surrender or lapse before      Based on Joint Age at issue or     Deducted from Accumulated
                               the end of Policy Year 10, or       time of increase; Level up to      Value upon Surrender or Lapse
                               the ten years after an              5 years, declines thereafter
                               increase in the Basic Coverage      each month by 1/60 of initial
                                                                   surrender charge
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge       On the Date of Issue of the         Varies based on Net amount at      Unit Liquidation from Account
                               Policy and on each Monthly          Risk, age of the insureds and      Value
                               Policy Date                         other factors
------------------------------------------------------------------------------------------------------------------------------------
Variable Account Charge        On the Date of Issue of the         0.75% - 0.90% in Policy Years      Unit Liquidation from Account
                               Policy and on each Monthly          1 - 10; 0.25% - 0.35% after        Value
                               Policy Date                         Policy Year 10
------------------------------------------------------------------------------------------------------------------------------------
Administrative Charge          On the Date of Issue of the         $15.00 plus $0.08 per $1000 of     Unit Liquidation from Account
                               Policy and on each Monthly          basic coverage in Policy Years     Value
                               Policy Date                         1 - 10; $7.50 after Policy
                                                                   Year 10
------------------------------------------------------------------------------------------------------------------------------------
Withdrawal Charge              Upon making a Withdrawal            The lesser of 2% of the            Deducted from the Withdrawal
                                                                   Withdrawal amount or $25           amount
------------------------------------------------------------------------------------------------------------------------------------
Transfer Charge                Upon making a Transfer              Currently no charge is             Deducted from the Transfer
                                                                   assessed                           amount
------------------------------------------------------------------------------------------------------------------------------------
Projection Report Charge       At the time Report is               Determined at time Report is       Pro-Rata Unit Liquidation from
                               requested                           requested                          Account Value
------------------------------------------------------------------------------------------------------------------------------------
Riders                         On the Date of Issue of the         Amount varies depending on the     Unit Liquidation from Account
                               Policy and on each Monthly          specifics of the Policy            Value
                               Policy Date
------------------------------------------------------------------------------------------------------------------------------------

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 - CHARGES AND EXPENSES (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                             CHARGES AND DEDUCTIONS - VARITRAK PRODUCT

DESCRIPTION OF CHARGE               WHEN CHARGE IS DEDUCTED               AMOUNT DEDUCTED                      HOW DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Distribution Charge            Upon receipt of Premium             5% - 13% of Premiums paid          Deducted from Premium Payment
                               Payment                             during the Policy Year up to
                                                                   the Target Premium, plus 2.5%
                                                                   - 5% of Premiums paid in
                                                                   excess of the Target Premium
------------------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge             Upon receipt of Premium             2% - 3.5%, Amount varies by        Deducted from Premium Payment
                               Payment                             State; 4% for certain cities
                                                                   in South Carolina and 12% for
                                                                   certain jurisdictions in
                                                                   Kentucky
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance              On the Date of Issue of the         Varies based on age of Insured     Unit liquidation from Account
                               Policy and on each Monthly          and Duration of the Policy         Value
                               Policy Date
------------------------------------------------------------------------------------------------------------------------------------
Policy Administration          On the Date of Issue of the         Currently $5.50 per month;         Unit liquidation from Account
Charge                         Policy and on each Monthly          Guaranteed not to exceed $8.00     Value
                               Policy Date                         per month
------------------------------------------------------------------------------------------------------------------------------------
Underwriting Charge            On the Date of Issue of the         $20 in Policy Year 1, and $45      Unit liquidation from Account
                               Policy and on each Monthly          in each of the next four years     Value
                               Policy Date
------------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk     Deducted Daily                      Annual rate of 0% - 0.22% of       Deducted from sub- accounts as
Charge                                                             the average daily net assets       a reduction in Unit Value
                                                                   of each sub-account of the
                                                                   Separate Account; Guaranteed
                                                                   not to exceed Annual rate of
                                                                   0.60%
------------------------------------------------------------------------------------------------------------------------------------
Separate Account               Deducted Daily                      Annual Rate of 0.10%               Deducted from sub-accounts as
Administration Charge                                                                                 a reduction in Unit Value
------------------------------------------------------------------------------------------------------------------------------------
Transfer Charge                Upon making a Transfer              $25 per Transfer in excess of      Deducted from Transfer amount
                                                                   12 transfers in any one Policy
                                                                   Year
------------------------------------------------------------------------------------------------------------------------------------
Riders                         On the Date of Issue of the         Amount varies depending on the     Unit liquidation from Account
                               Policy and on each Monthly          specifics of the Policy            Value
                               Policy Date
------------------------------------------------------------------------------------------------------------------------------------

The SVPT mutual fund portfolios are managed by an affiliate of National Life. During the year ended December 31, 2005, management fees were paid directly by the sub-accounts to the affiliate investment manager. The advisory agreement provides for fees ranging from .25% to .55% based on individual portfolios and average daily net assets. The investment manager currently waives all or a portion of its management fees for some of the sub-accounts. The effective advisory fee rates paid by the sub-accounts in 2005, after taking these waivers into account, range from 0% to .39%. The investment manager expects to wa ive all or a portion of its management fees for some of the sub-accounts in 2006.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2005 are set forth below:

PORTFOLIO                                                 SHARES        COST
--------------------------------------------------------------------------------
AIM Variable Insurance Funds
  Dynamics Fund                                            95,398    $ 1,132,933
  Global Health Care Fund                                 121,342      2,154,800
  Technology Fund                                         117,724      1,366,492

Alger American Fund
  Growth Portfolio                                        376,481     11,612,405
  Leveraged AllCap Portfolio                               38,793      1,119,548
  Small Capitalization Portfolio                          423,130      6,856,561

American Century Variable Portfolios
  Income & Growth Portfolio                               720,760      4,531,064
  Inflation Protection                                    141,585      1,476,253
  International Portfolio                                 282,157      2,039,078
  Ultra Portfolio                                           9,858         99,036
  Value Portfolio                                       1,266,620      9,679,741
  Vista Portfolio                                         146,236      1,922,760

Dreyfus Variable Investment Fund
  Appreciation Portfolio                                   52,474      1,892,806
  Developing Leaders                                          756         31,458
  Quality Bond Portfolio                                    9,577        108,817
  Socially Responsible Growth Fund                         12,605        296,127

Franklin Templeton Variable Insurance Products Trust
  Foreign Securities Fund                                 167,636      2,386,983
  Mutual Shares Securities Fund                            31,872        538,136
  Real Estate Fund                                         36,480      1,092,619
  Small Capitalization Fund                                 4,322         80,778
  Small Cap Value Securities Fund                          32,676        513,181

JP Morgan Series Trust II
  International Equity Portfolio                          228,669      2,222,766
  Small Company Portfolio                                 113,003      1,588,741

Morgan Stanley Universal Institutional Funds
  Core Plus Fixed Income Portfolio                          9,119        104,439
  Emerging Markets Equity Portfolio                         7,158         50,327
  High Yield Portfolio                                     11,905         80,589
  US Real Estate Portfolio                                 11,387        166,678

Neuberger Berman Advisors Management Trust
  Fasciano Maturity Portfolio                             115,437      1,549,639
  Limited Maturity Portfolio                              159,496      2,049,557
  Mid Cap Growth Portfolio                                  2,839         53,554
  Partners Portfolio                                      128,377      2,435,249

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 - INVESTMENTS (CONTINUED)

The number of shares held and cost for each of the portfolios at December 31, 2005 are set forth below:

PORTFOLIO                                                 SHARES        COST
--------------------------------------------------------------------------------
Scudder Variable Series II
  Dreman High Return Equity Portfolio                      19,537    $   250,042
  Dreman Small Cap Value Portfolio                         47,487        893,853

Scudder VIT Funds
  Equity 500 Index Fund                                   114,663      1,278,444
  Small Cap Index Fund                                     17,587        216,088

Sentinel Variable Products Trust
  Balanced Fund                                           406,757      4,501,850
  Bond Fund                                               553,857      5,673,696
  Common Stock Fund                                     2,490,638     24,133,042
  Growth Index Fund                                       149,235      1,146,891
  Mid Cap Growth Fund                                   1,143,202      9,071,130
  Money Market Fund                                    17,795,632     17,795,631
  Small Company Fund                                    1,273,626     17,168,976

T Rowe Price Equity Series
  Blue Chip Growth Portfolio                              335,378      3,017,901
  Equity Income Portfolio                                  17,357        383,966
  Health Sciences Portfolio                                62,565        649,090

Variable Insurance Product Funds
  Contrafund Portfolio                                    435,089     10,083,195
  Equity Income Portfolio                                 542,826     11,677,863
  Growth Portfolio                                        519,654     14,680,649
  High Income Portfolio                                   946,863      6,132,115
  Index 500 Portfolio                                     335,203     40,684,363
  Investment Grade Bond Portfolio                         530,650      6,872,320
  Mid Cap Portfolio                                        49,318      1,513,120
  Overseas Portfolio                                    1,043,834      9,294,695

Wells Fargo Variable Trust Funds
  Discovery                                               522,929      6,600,077
  Opportunity                                             174,083      3,821,496

The cost also represents the aggregate cost for federal income tax purposes.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2005 aggregated the following:

                                                                        SALES
PORTFOLIO                                               PURCHASES      PROCEEDS
--------------------------------------------------------------------------------
AIM Variable Insurance Funds
  Dynamics Fund                                        $  284,938     $  410,012
  Global Health Care Fund                       (1)       678,558        736,412
  Technology Fund                                         478,260        486,088

Alger American Fund
  Growth Portfolio                                      2,938,017      4,236,920
  Leveraged AllCap Portfolio                              440,258        452,100
  Small Capitalization Portfolio                        1,785,649      2,290,770

American Century Variable Portfolios
  Income & Growth Portfolio                             1,217,275      1,106,295
  Inflation Protection                                  1,167,576        351,218
  International Portfolio                               1,499,135        427,407
  Ultra Portfolio                                          93,247         12,223
  Value Portfolio                                       4,132,759      2,285,591
  Vista Portfolio                                       1,363,929        453,645

Dreyfus Variable Investment Fund
  Appreciation Portfolio                                1,507,969        284,045
  Developing Leaders                                       30,132          3,818
  Quality Bond Portfolio                                  118,105         17,186
  Socially Responsible Growth Fund                         70,874         50,466

Franklin Templeton Variable Insurance Products Trust
  Foreign Securities Fund                               1,801,867        477,325
  Mutual Shares Securities Fund                           532,678         45,919
  Real Estate Fund                                        935,703        204,103
  Small Capitalization Fund                                93,124         26,886
  Small Cap Value Securities Fund                         443,703        108,418

JP Morgan Series Trust II
  International Equity Portfolio                          860,983        625,202
  Small Company Portfolio                                 643,182        585,674

Morgan Stanley Universal Institutional Funds
  Core Plus Fixed Income Portfolio                         47,027         48,028
  Emerging Markets Equity Portfolio                         3,139          2,531
  High Yield Portfolio                                     23,411         14,828
  US Real Estate Portfolio                                 42,675         17,901

Neuberger Berman Advisors Management Trust
  Fasciano Maturity Portfolio                           1,062,713        252,356
  Limited Maturity Portfolio                            1,473,332        406,914
  Mid Cap Growth Portfolio                                 53,076          9,447
  Partners Portfolio                                    1,314,175        598,809

(1) On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES (CONTINUED)

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2005 aggregated the following:

                                                                        SALES
PORTFOLIO                                              PURCHASES       PROCEEDS
--------------------------------------------------------------------------------
Scudder Variable Series II
  Dreman High Return Equity Portfolio                 $   238,058    $    36,048
  Dreman Small Cap Value Portfolio                        937,189        730,682

Scudder VIT Funds
  EAFE Equity Index Fund                                   23,010        315,040
  Equity 500 Index Fund                                   570,413        245,493
  Small Cap Index Fund                                     93,311         51,823

Sentinel Variable Products Trust
  Balanced Fund                                         1,350,975      1,010,714
  Bond Fund                                             1,829,716      1,338,694
  Common Stock Fund                                     7,714,120      5,576,598
  Growth Index Fund                                       338,460        468,629
  Mid Cap Growth Fund                                   2,298,419      2,998,103
  Money Market Fund                                    13,711,634     13,518,416
  Small Company Fund                                    6,410,008      4,850,514

T Rowe Price Equity Series
  Blue Chip Growth Portfolio                            2,437,567        450,597
  Equity Income Portfolio                                 307,779         58,008
  Health Sciences Portfolio                               539,417        106,205

Variable Insurance Product Funds
  Contrafund Portfolio                                  3,598,706      2,885,303
  Equity Income Portfolio                               3,658,830      3,847,493
  Growth Portfolio                                      3,449,228      4,198,661
  High Income Portfolio                                 2,313,831      1,576,901
  Index 500 Portfolio                                  11,446,376     11,381,109
  Investment Grade Bond Portfolio                       2,783,423      1,762,862
  Mid Cap Portfolio                                     1,191,611        294,314
  Overseas Portfolio                                    2,757,037      2,784,234

Wells Fargo Variable Trust Funds
  Discovery                                     (2)     8,563,742      9,307,154
  Opportunity                                   (2)     4,927,974      5,014,976

(2) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - CHANGES IN UNITS

                                                           FOR THE YEAR ENDED DECEMBER 31, 2005
                               -------------------------------------------------------------------------------------------------
VT = VariTrak Product
EP = Estate Provider Product            AIM Variable Insurance Funds                       AIM Variable Insurance Funds
BP = Benefit Provider Product                     Dynamics                                    Global Health Care (1)
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              149,887.44        18,922.71        87,643.84       226,740.87        20,241.52        26,737.50
  Units issued                    30,113.73         1,019.54           420.91        80,559.82         1,860.83         4,033.30
  Units transferred              (10,609.39)         (229.19)      (58,014.04)      (26,711.84)       (4,633.30)       (3,951.57)
  Units redeemed                 (24,069.41)         (373.00)       (5,629.44)      (53,048.45)         (990.60)       (2,556.99)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 145,322.37        19,340.06        24,421.27       227,540.40        16,478.45        24,262.24
                               ==============================================     ==============================================

                                        AIM Variable Insurance Funds                            Alger American Fund
                                                 Technology                                           Growth
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              324,400.29         8,129.74        43,954.80       742,966.83        18,205.78        21,562.81
  Units issued                   104,368.32         1,393.41         9,179.17       113,679.35         1,536.54         3,397.61
  Units transferred              (28,865.31)       (1,506.61)              --       (60,019.50)          159.72           603.70
  Units redeemed                 (74,138.23)       (1,105.89)       (5,706.51)     (127,748.78)         (886.06)         (988.48)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 325,765.07         6,910.65        47,427.46       668,877.90        19,015.98        24,575.64
                               ==============================================     ==============================================

                                             Alger American Fund                                Alger American Fund
                                              Leveraged AllCap                                 Small Capitalization
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              136,782.52         6,433.93        24,484.75       800,628.63        15,306.39         6,038.53
  Units issued                    83,557.45           791.32         2,821.49       103,676.72           957.39         2,086.60
  Units transferred              (23,482.09)          (68.49)              --       (44,110.80)        2,117.81           718.81
  Units redeemed                 (61,928.62)         (421.48)       (2,337.91)     (109,582.75)         (295.61)         (314.86)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 134,929.26         6,735.28        24,968.33       750,611.80        18,085.98         8,529.08
                               ==============================================     ==============================================

                                    American Century Variable Portfolios               American Century Variable Portfolios
                                               Income & Growth                                 Inflation Protection
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              283,639.63        40,755.48       170,429.76        58,401.70            22.34        46,695.74
  Units issued                    35,749.32         3,630.48        28,763.74        28,110.09           264.74         8,550.22
  Units transferred               (9,691.68)          (77.63)      (16,685.04)       60,830.46         5,034.82         8,330.75
  Units redeemed                 (26,685.74)       (2,540.85)       (6,855.94)      (22,901.85)         (149.77)         (703.19)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 283,011.53        41,767.48       175,652.52       124,440.40         5,172.13        62,873.52
                               ==============================================     ==============================================

(1) On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - CHANGES IN UNITS (CONTINUED)

                                                           FOR THE YEAR ENDED DECEMBER 31, 2005
                               -------------------------------------------------------------------------------------------------
VT = VariTrak Product
EP = Estate Provider Product        American Century Variable Portfolios               American Century Variable Portfolios
BP = Benefit Provider Product                   International                                          Ultra
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance               85,955.45         2,656.84               --         1,208.81           519.38               --
  Units issued                    38,020.54         1,072.19               --         1,142.38           358.39               --
  Units transferred               70,945.77         2,341.49               --         4,343.78         2,265.75               --
  Units redeemed                 (18,102.82)         (333.73)              --          (373.99)         (143.94)              --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 176,818.94         5,736.79               --         6,320.98         2,999.58               --
                               ==============================================     ==============================================

                                    American Century Variable Portfolios               American Century Variable Portfolios
                                                    Value                                              Vista
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              412,152.56        54,178.72       111,380.07        94,855.05         2,659.72               --
  Units issued                    87,818.05         4,783.23        23,639.94        38,635.98           764.09               --
  Units transferred               20,388.79        (4,784.96)       10,380.59        68,167.75         1,585.68               --
  Units redeemed                 (67,815.29)       (3,421.66)       (8,847.55)      (24,030.99)         (279.49)              --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 452,544.11        50,755.33       136,553.05       177,627.79         4,730.00               --
                               ==============================================     ==============================================

                                      Dreyfus Variable Investment Fund                   Dreyfus Variable Investment Fund
                                                Appreciation                                    Developing Leaders
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance               63,684.83         1,293.07               --           471.27               --               --
  Units issued                    32,082.75         1,183.21               --           737.09               --               --
  Units transferred               99,757.45         1,634.84               --         1,649.99           347.77               --
  Units redeemed                 (17,588.41)         (209.47)              --          (303.01)           (7.67)              --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 177,936.62         3,901.65               --         2,555.34           340.10               --
                               ==============================================     ==============================================

                                      Dreyfus Variable Investment Fund                   Dreyfus Variable Investment Fund
                                                Quality Bond                                Socially Responsible Growth
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance                  765.22               --               --        34,543.04         1,580.56        15,700.20
  Units issued                     6,180.49               --               --         7,548.94            79.60           437.92
  Units transferred                2,914.66         1,427.59               --           924.61               --               --
  Units redeemed                  (1,014.15)         (116.15)              --        (4,333.93)          (33.75)       (3,097.40)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                   8,846.22         1,311.44               --        38,682.66         1,626.41        13,040.72
                               ==============================================     ==============================================

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - CHANGES IN UNITS (CONTINUED)

                                                           FOR THE YEAR ENDED DECEMBER 31, 2005
                               -------------------------------------------------------------------------------------------------
VT = VariTrak Product               Franklin Templeton Variable Insurance              Franklin Templeton Variable Insurance
EP = Estate Provider Product                   Products Trust                                     Products Trust
BP = Benefit Provider Product                Foreign Securities                              Mutual Shares Securities
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance               89,188.78         5,835.13               --         3,036.84         1,538.90               --
  Units issued                    38,747.47         2,721.79               --         3,534.95           333.56               --
  Units transferred               86,527.20         4,221.64               --        41,446.57           518.79               --
  Units redeemed                 (19,747.75)         (476.63)              --        (2,292.91)         (118.30)              --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 194,715.70        12,301.93               --        45,725.45         2,272.95               --
                               ==============================================     ==============================================

                                    Franklin Templeton Variable Insurance              Franklin Templeton Variable Insurance
                                               Products Trust                                     Products Trust
                                                 Real Estate                                   Small Capitalization
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance               26,751.43               --               --           706.23           609.90               --
  Units issued                    16,432.76           281.80               --         4,170.26           259.05               --
  Units transferred               31,367.51         8,065.70               --         2,990.52               --               --
  Units redeemed                  (6,362.98)         (290.31)              --          (786.53)         (246.43)              --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                  68,188.72         8,057.19               --         7,080.48           622.52               --
                               ==============================================     ==============================================

                                    Franklin Templeton Variable Insurance
                                               Products Trust                                JP Morgan Series Trust II
                                         Small Cap Value Securities                            International Equity
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance               12,222.47         2,569.06               --       181,694.81        21,361.13         6,711.32
  Units issued                     8,164.84           775.76               --        43,581.15         2,632.29           660.20
  Units transferred               21,066.75         1,959.33               --         1,954.29         2,045.63         5,737.25
  Units redeemed                  (4,117.29)         (456.38)              --       (30,375.62)       (5,025.61)         (487.16)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                  37,336.77         4,847.77               --       196,854.63        21,013.44        12,621.61
                               ==============================================     ==============================================

                                                                                             Morgan Stanley Universal
                                          JP Morgan Series Trust II                             Institutional Funds
                                                Small Company                                 Core Plus Fixed Income
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance               95,738.75        30,801.30         3,545.02               --               --        75,091.85
  Units issued                    13,984.12         2,169.71           281.22               --               --        11,225.82
  Units transferred               (9,888.32)       (1,067.07)              --               --               --        (6,266.57)
  Units redeemed                  (9,850.79)       (7,283.27)         (471.61)              --               --        (8,363.22)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                  89,983.76        24,620.67         3,354.63               --               --        71,687.88
                               ==============================================     ==============================================

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - CHANGES IN UNITS (CONTINUED)

                                                           FOR THE YEAR ENDED DECEMBER 31, 2005
                               -------------------------------------------------------------------------------------------------
VT = VariTrak Product                     Morgan Stanley Universal                           Morgan Stanley Universal
EP = Estate Provider Product                 Institutional Funds                                Institutional Funds
BP = Benefit Provider Product                 Emerging Markets                                      High Yield
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance                      --               --        60,484.25               --               --        70,385.40
  Units issued                           --               --         3,089.03               --               --         9,265.80
  Units transferred                      --               --          (548.91)              --               --         1,353.28
  Units redeemed                         --               --        (1,943.43)              --               --        (7,921.84)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                         --               --        61,080.94               --               --        73,082.64
                               ==============================================     ==============================================

                                          Morgan Stanley Universal                           Neuberger Berman Advisors
                                             Institutional Funds                                 Management Trust
                                               US Real Estate                                        Fasciano
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance                      --               --        88,692.70        65,609.25         4,170.97               --
  Units issued                           --               --         4,690.14        28,650.88         1,251.85               --
  Units transferred                      --               --         6,241.52        58,283.23           112.04               --
  Units redeemed                         --               --        (4,642.49)      (11,906.62)         (260.15)              --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                         --               --        94,981.87       140,636.74         5,274.71               --
                               ==============================================     ==============================================

                                          Neuberger Berman Advisors                          Neuberger Berman Advisors
                                              Management Trust                                 Management Trust Mid
                                              Limited Maturity                                      Cap Growth
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance               94,061.07         3,544.38               --           834.80               --               --
  Units issued                    45,752.53           672.35               --           617.00           200.41               --
  Units transferred               85,911.17         1,192.59               --         3,373.67            42.73               --
  Units redeemed                 (30,600.82)         (140.81)              --          (640.25)          (10.86)              --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 195,123.95         5,268.51               --         4,185.22           232.28               --
                               ==============================================     ==============================================

                                          Neuberger Berman Advisors
                                              Management Trust                                        Scudder
                                                  Partners                                   Dreman High Return Equity
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              116,225.23        38,299.23         2,150.33         4,228.88               --               --
  Units issued                    21,547.29         6,330.65         6,241.71         5,419.75            36.56               --
  Units transferred               26,074.39         4,422.19         2,901.23        13,867.92               --               --
  Units redeemed                 (15,241.23)       (6,982.94)         (114.78)       (1,764.08)           (4.44)              --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 148,605.68        42,069.13        11,178.49        21,752.47            32.12               --
                               ==============================================     ==============================================

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - CHANGES IN UNITS (CONTINUED)

                                                           FOR THE YEAR ENDED DECEMBER 31, 2005
                               -------------------------------------------------------------------------------------------------
VT = VariTrak Product
EP = Estate Provider Product                       Scudder                                       Scudder VIT Funds
BP = Benefit Provider Product              Dreman Small Cap Value                                EAFE Equity Index
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance               57,126.80         2,013.79               --               --               --        27,672.56
  Units issued                    22,048.81         1,375.69               --               --               --         1,023.07
  Units transferred                 (109.33)          969.35               --               --               --       (28,261.23)
  Units redeemed                 (10,275.09)         (518.43)              --               --               --          (434.40)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                  68,791.19         3,840.40               --               --               --               --
                               ==============================================     ==============================================

                                              Scudder VIT Funds                                  Scudder VIT Funds
                                              Equity 500 Index                                    Small Cap Index
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance                      --               --        85,372.94               --               --        12,926.68
  Units issued                           --               --        19,836.33               --               --         3,949.96
  Units transferred                      --               --        10,153.77               --               --          (421.80)
  Units redeemed                         --               --        (6,222.64)              --               --        (1,168.11)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                         --               --       109,140.40               --               --        15,286.73
                               ==============================================     ==============================================

                                      Sentinel Variable Products Trust                   Sentinel Variable Products Trust
                                                  Balanced                                             Bond
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              207,705.38        59,631.71         4,286.84       285,907.34        39,416.35         4,554.53
  Units issued                    44,074.12         8,619.50           316.64        59,734.42         3,074.68         1,187.93
  Units transferred               (1,983.27)        3,457.26           (57.72)        3,337.87         3,121.66          (486.18)
  Units redeemed                 (35,503.34)       (6,112.73)         (153.18)      (46,963.77)       (3,941.68)         (310.29)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 214,292.89        65,595.74         4,392.58       302,015.86        41,671.01         4,945.99
                               ==============================================     ==============================================

                                      Sentinel Variable Products Trust                   Sentinel Variable Products Trust
                                                Common Stock                                       Growth Index
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance            1,281,861.62        67,037.38        15,848.59       138,475.98         3,573.38       240,587.83
  Units issued                   239,498.78         8,538.70         4,098.08        28,019.78           785.27        45,720.20
  Units transferred               53,455.62           678.42             7.50       (15,135.59)         (616.16)     (153,367.51)
  Units redeemed                (191,337.87)       (5,421.80)         (477.41)      (17,905.50)         (222.38)       (5,813.61)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance               1,383,478.15        70,832.70        19,476.76       133,454.67         3,520.11       127,126.91
                               ==============================================     ==============================================

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - CHANGES IN UNITS (CONTINUED)

                                                           FOR THE YEAR ENDED DECEMBER 31, 2005
                               -------------------------------------------------------------------------------------------------
VT = VariTrak Product
EP = Estate Provider Product          Sentinel Variable Products Trust                   Sentinel Variable Products Trust
BP = Benefit Provider Product                  Mid Cap Growth                                      Money Market
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              498,627.82        69,175.00        42,280.74       815,377.38       147,880.28     4,661,570.91
  Units issued                    77,990.13        13,423.20         8,939.06       554,089.24        50,792.96     1,141,528.55
  Units transferred              (41,153.18)      (10,135.44)         (771.59)     (448,116.07)      (36,022.85)      (76,269.45)
  Units redeemed                 (72,465.83)       (5,555.62)         (558.74)     (170,393.08)      (43,722.89)     (222,547.12)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 462,998.94        66,907.14        49,889.47       750,957.47       118,927.50     5,504,282.89
                               ==============================================     ==============================================

                                      Sentinel Variable Products Trust                    Strong Variable Insurance Funds
                                                Small Company                                  Mid Cap Growth II (2)
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              419,192.65        65,304.33        83,879.83       530,164.34        51,305.09        30,530.93
  Units issued                    80,127.14        14,464.03         7,594.76               --               --               --
  Units transferred              (16,676.77)       (9,240.20)       (3,880.34)     (530,164.34)      (51,305.09)      (30,530.93)
  Units redeemed                 (61,741.25)       (6,423.67)       (3,167.83)              --               --               --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 420,901.77        64,104.49        84,426.42               --               --               --
                               ==============================================     ==============================================

                                       Strong Variable Insurance Funds                      T Rowe Price Equity Series
                                             Opportunity II (2)                                  Blue Chip Growth
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              184,194.54        29,614.02        15,065.90        91,320.77         6,124.23               --
  Units issued                           --               --               --        52,811.48         1,277.56               --
  Units transferred             (184,194.54)      (29,614.02)      (15,065.90)      154,378.94         5,383.83               --
  Units redeemed                         --               --               --       (28,672.32)         (445.38)              --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                         --               --               --       269,838.87        12,340.24               --
                               ==============================================     ==============================================

                                         T Rowe Price Equity Series                         T Rowe Price Equity Series
                                                Equity Income                                     Health Sciences
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance                9,933.81         2,009.78               --        20,483.83           906.55               --
  Units issued                     3,456.55           458.61               --         9,639.29         1,206.91               --
  Units transferred               18,821.64           351.21               --        31,839.76         3,029.21               --
  Units redeemed                  (2,245.11)         (155.44)              --        (4,707.14)         (109.46)              --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                  29,966.89         2,664.16               --        57,255.74         5,033.21               --
                               ==============================================     ==============================================

(2) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - CHANGES IN UNITS (CONTINUED)

                                                           FOR THE YEAR ENDED DECEMBER 31, 2005
                               -------------------------------------------------------------------------------------------------
VT = VariTrak Product
EP = Estate Provider Product          Variable Insurance Product Funds                   Variable Insurance Product Funds
BP = Benefit Provider Product                    Contrafund                                        Equity Income
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              484,390.70        65,707.73               --       328,494.08        17,282.36               --
  Units issued                    74,124.55         6,451.12               --        45,193.92         8,197.93               --
  Units transferred               33,997.28         8,305.46               --       (16,039.72)        1,095.54               --
  Units redeemed                 (81,007.53)       (5,916.36)              --       (48,997.29)       (4,321.65)              --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 511,505.00        74,547.95               --       308,650.99        22,254.18               --
                               ==============================================     ==============================================

                                      Variable Insurance Product Funds                   Variable Insurance Product Funds
                                                   Growth                                           High Income
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              408,020.27       134,876.87               --       190,561.43        59,905.24               --
  Units issued                    64,969.06        17,026.41               --        36,062.23         5,842.72               --
  Units transferred              (21,018.27)       (4,933.09)              --       (11,460.04)        1,322.95               --
  Units redeemed                 (60,803.56)      (15,488.08)              --       (26,556.78)       (9,749.23)              --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 391,167.50       131,482.11               --       188,606.84        57,321.68               --
                               ==============================================     ==============================================

                                      Variable Insurance Product Funds                   Variable Insurance Product Funds
                                                  Index 500                                    Investment Grade Bond
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance            1,290,304.77       617,023.77               --       369,439.41        55,508.18       272,354.52
  Units issued                   252,388.04        38,741.31               --        91,198.09         8,718.28        44,325.88
  Units transferred              (44,408.00)       (5,849.73)              --        15,860.01         2,396.65       112,077.23
  Units redeemed                (223,214.26)      (27,564.20)              --       (69,903.04)       (4,776.96)      (67,835.77)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance               1,275,070.55       622,351.15               --       406,594.47        61,846.15       360,921.86
                               ==============================================     ==============================================

                                      Variable Insurance Product Funds                   Variable Insurance Product Funds
                                                   Mid Cap                                           Overseas
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance               50,320.39           428.67               --       438,568.50        67,802.24       188,650.48
  Units issued                    25,844.72           545.30               --        61,559.97         5,816.40        25,868.21
  Units transferred               48,659.59         4,869.28               --       (20,237.10)        8,978.49       115,516.59
  Units redeemed                 (10,506.74)         (228.59)              --       (58,424.79)       (6,291.92)      (12,074.81)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 114,317.96         5,614.66               --       421,466.58        76,305.21       317,960.47
                               ==============================================     ==============================================

                                      Wells Fargo Variable Trust Funds                   Wells Fargo Variable Trust Funds
                                                Discovery (2)                                     Opportunity (2)
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance                      --               --               --               --               --               --
  Units issued                    89,194.41         8,358.14         4,544.93        22,571.91         2,867.50           814.49
  Units transferred              501,243.15        46,991.19        29,691.71       179,666.72        29,333.57        14,057.70
  Units redeemed                (116,266.48)       (5,941.41)       (2,071.75)      (19,045.76)       (1,330.51)       (1,157.17)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 474,171.08        49,407.92        32,164.89       183,192.87        30,870.56        13,715.02
                               ==============================================     ==============================================

(2) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - CHANGES IN UNITS (CONTINUED)

                                                           FOR THE YEAR ENDED DECEMBER 31, 2004
                               -------------------------------------------------------------------------------------------------
VT = VariTrak Product
EP = Estate Provider Product            AIM Variable Insurance Funds                       AIM Variable Insurance Funds
BP = Benefit Provider Product                   Dynamics (a)                                    Health Sciences (a)
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              143,199.27        18,541.24        84,220.91       192,939.04        15,541.10        22,646.01
  Units issued                    35,989.59           619.36         9,535.33        68,863.71         3,338.38         7,233.44
  Units transferred               (8,663.39)          207.52          (826.66)         (267.59)        2,141.56        (1,894.88)
  Units redeemed                 (20,638.03)         (445.41)       (5,285.74)      (34,794.29)         (779.52)       (1,247.07)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 149,887.44        18,922.71        87,643.84       226,740.87        20,241.52        26,737.50
                               ==============================================     ==============================================

                                        AIM Variable Insurance Funds                            Alger American Fund
                                               Technology (a)                                         Growth
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              284,718.39         7,823.45        35,216.10       752,208.51        14,079.06        18,309.28
  Units issued                   122,910.16         1,138.85        15,687.17       167,724.18         3,221.94         2,432.78
  Units transferred               (6,819.47)         (305.39)       (1,854.44)      (28,648.56)        1,943.90         1,626.44
  Units redeemed                 (76,408.79)         (527.17)       (5,094.03)     (148,317.30)       (1,039.12)         (805.69)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 324,400.29         8,129.74        43,954.80       742,966.83        18,205.78        21,562.81
                               ==============================================     ==============================================

                                             Alger American Fund                                Alger American Fund
                                              Leveraged AllCap                                 Small Capitalization
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              122,678.17         5,470.94        21,894.99       835,545.56        15,663.66         5,779.70
  Units issued                    40,428.73           959.71         5,298.46       146,948.82         1,348.72           515.66
  Units transferred               (4,814.68)          324.06        (1,337.65)      (58,837.95)       (1,160.72)           57.92
  Units redeemed                 (21,509.70)         (320.78)       (1,371.05)     (123,027.80)         (545.27)         (314.75)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 136,782.52         6,433.93        24,484.75       800,628.63        15,306.39         6,038.53
                               ==============================================     ==============================================

                                    American Century Variable Portfolios               American Century Variable Portfolios
                                               Income & Growth                               Inflation Protection (b)
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              283,431.38        44,439.24       147,157.64               --               --        38,011.82
  Units issued                    39,361.06         6,219.79        33,740.04         9,911.84            11.61         9,037.03
  Units transferred              (11,863.70)       (6,378.28)        1,184.54        50,752.71            13.71               --
  Units redeemed                 (27,289.11)       (3,525.27)      (11,652.46)       (2,262.85)           (2.98)         (353.11)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 283,639.63        40,755.48       170,429.76        58,401.70            22.34        46,695.74
                               ==============================================     ==============================================

(a) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO Technology Fund was renamed AIM Technology Fund.
(b)   For the period from inception, May 1, 2004, through December 31, 2004.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - CHANGES IN UNITS (CONTINUED)

                                                           FOR THE YEAR ENDED DECEMBER 31, 2004
                               -------------------------------------------------------------------------------------------------
VT = VariTrak Product
EP = Estate Provider Product        American Century Variable Portfolios               American Century Variable Portfolios
BP = Benefit Provider Product                 International (b)                                      Ultra (b)
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance                      --               --               --               --               --               --
  Units issued                    12,630.06            97.44               --           298.55               --               --
  Units transferred               76,303.15         2,615.43               --           973.55           529.30               --
  Units redeemed                  (2,977.76)          (56.03)              --           (63.29)           (9.92)              --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                  85,955.45         2,656.84               --         1,208.81           519.38               --
                               ==============================================     ==============================================

                                    American Century Variable Portfolios               American Century Variable Portfolios
                                                    Value                                            Vista (b)
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              356,443.89        53,173.65       101,249.26               --               --               --
  Units issued                    87,687.21         5,571.46         8,997.96        14,355.79           440.28               --
  Units transferred               31,595.89           546.97         7,671.51        84,587.53         2,297.63               --
  Units redeemed                 (63,574.43)       (5,113.36)       (6,538.66)       (4,088.27)          (78.19)              --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 412,152.56        54,178.72       111,380.07        94,855.05         2,659.72               --
                               ==============================================     ==============================================

                                      Dreyfus Variable Investment Fund                   Dreyfus Variable Investment Fund
                                              Appreciation (b)                                Developing Leaders (b)
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance                      --               --               --               --               --               --
  Units issued                     6,688.16             7.29               --            57.89               --               --
  Units transferred               59,778.23         1,314.29               --           446.14               --               --
  Units redeemed                  (2,781.56)          (28.51)              --           (32.76)              --               --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                  63,684.83         1,293.07               --           471.27               --               --
                               ==============================================     ==============================================

                                      Dreyfus Variable Investment Fund                   Dreyfus Variable Investment Fund
                                              Quality Bond (b)                              Socially Responsible Growth
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance                      --               --               --        29,648.70         1,003.78        14,012.61
  Units issued                       171.18               --               --        12,914.72           114.50         3,659.13
  Units transferred                  678.49               --               --         1,591.22           686.08            12.07
  Units redeemed                     (84.45)              --               --        (9,611.60)         (223.80)       (1,983.61)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                     765.22               --               --        34,543.04         1,580.56        15,700.20
                               ==============================================     ==============================================

(b)   For the period from inception, May 1, 2004, through December 31, 2004.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - CHANGES IN UNITS (CONTINUED)

                                                           FOR THE YEAR ENDED DECEMBER 31, 2004
                               -------------------------------------------------------------------------------------------------
VT = VariTrak Product               Franklin Templeton Variable Insurance              Franklin Templeton Variable Insurance
EP = Estate Provider Product                   Products Trust                                     Products Trust
BP = Benefit Provider Product              Foreign Securities (b)                          Mutual Shares Securities (b)
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance                      --               --               --               --               --               --
  Units issued                    12,536.33           345.88               --            67.69           386.81               --
  Units transferred               79,625.43         5,570.41               --         3,043.48         1,181.65               --
  Units redeemed                  (2,972.98)          (81.16)              --           (74.33)          (29.56)              --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                  89,188.78         5,835.13               --         3,036.84         1,538.90               --
                               ==============================================     ==============================================

                                    Franklin Templeton Variable Insurance              Franklin Templeton Variable Insurance
                                               Products Trust                                     Products Trust
                                               Real Estate (b)                               Small Capitalization (b)
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance                      --               --               --               --               --               --
  Units issued                     2,070.18               --               --           144.63           129.08               --
  Units transferred               25,226.65               --               --           609.90           590.19               --
  Units redeemed                    (545.40)              --               --           (48.30)         (109.37)              --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                  26,751.43               --               --           706.23           609.90               --
                               ==============================================     ==============================================

                                    Franklin Templeton Variable Insurance
                                               Products Trust                                JP Morgan Series Trust II
                                       Small Cap Value Securities (b)                          International Equity
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance                      --               --               --       166,814.11        20,769.09         6,109.11
  Units issued                     1,359.10           374.95               --        46,323.66         1,774.83           652.78
  Units transferred               11,113.35         2,359.38               --         2,545.64          (280.49)          327.09
  Units redeemed                    (249.98)         (165.27)              --       (33,988.60)         (902.30)         (377.66)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                  12,222.47         2,569.06               --       181,694.81        21,361.13         6,711.32
                               ==============================================     ==============================================

                                                                                             Morgan Stanley Universal
                                          JP Morgan Series Trust II                             Institutional Funds
                                                Small Company                                 Core Plus Fixed Income
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              100,034.67        30,896.84         3,240.56               --               --        92,167.81
  Units issued                    18,562.90         3,549.13           394.34               --               --        11,301.03
  Units transferred               (2,871.77)       (1,053.39)           17.31               --               --       (27,188.56)
  Units redeemed                 (19,987.05)       (2,591.28)         (107.19)              --               --        (1,188.43)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                  95,738.75        30,801.30         3,545.02               --               --        75,091.85
                               ==============================================     ==============================================

(b)   For the period from inception, May 1, 2004, through December 31, 2004.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - CHANGES IN UNITS (CONTINUED)

                                                           FOR THE YEAR ENDED DECEMBER 31, 2004
                               -------------------------------------------------------------------------------------------------
VT = VariTrak Product                     Morgan Stanley Universal                           Morgan Stanley Universal
EP = Estate Provider Product                 Institutional Funds                                Institutional Funds
BP = Benefit Provider Product                 Emerging Markets                                      High Yield
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance                      --               --        58,579.08               --               --        44,815.61
  Units issued                           --               --         3,319.87               --               --         9,973.43
  Units transferred                      --               --            65.37               --               --        17,351.13
  Units redeemed                         --               --        (1,480.07)              --               --        (1,754.77)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                         --               --        60,484.25               --               --        70,385.40
                               ==============================================     ==============================================

                                          Morgan Stanley Universal                           Neuberger Berman Advisors
                                             Institutional Funds                                 Management Trust
                                               US Real Estate                                      Fasciano (b)
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance                      --               --        85,565.66               --               --               --
  Units issued                           --               --         3,632.59         7,336.87           106.32               --
  Units transferred                      --               --         3,338.32        60,252.03         4,127.13               --
  Units redeemed                         --               --        (3,843.87)       (1,979.65)          (62.48)              --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                         --               --        88,692.70        65,609.25         4,170.97               --
                               ==============================================     ==============================================

                                          Neuberger Berman Advisors                          Neuberger Berman Advisors
                                              Management Trust                                   Management Trust
                                            Limited Maturity (b)                                Mid Cap Growth (b)
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance                      --               --               --               --               --               --
  Units issued                    16,182.41            84.76               --           559.01               --               --
  Units transferred               80,977.34         3,497.72               --           301.94               --               --
  Units redeemed                  (3,098.68)          (38.10)              --           (26.15)              --               --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                  94,061.07         3,544.38               --           834.80               --               --
                               ==============================================     ==============================================

                                          Neuberger Berman Advisors
                                              Management Trust                                        Scudder
                                                  Partners                                 Dreman High Return Equity (b)
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance               98,768.57        35,354.81         2,075.23               --               --               --
  Units issued                    23,484.65         4,965.65            61.37         1,197.47               --               --
  Units transferred                7,118.15          (322.18)           99.67         3,165.60               --               --
  Units redeemed                 (13,146.14)       (1,699.05)          (85.94)         (134.19)              --               --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 116,225.23        38,299.23         2,150.33         4,228.88               --               --
                               ==============================================     ==============================================

(b)   For the period from inception, May 1, 2004, through December 31, 2004.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - CHANGES IN UNITS (CONTINUED)

                                                           FOR THE YEAR ENDED DECEMBER 31, 2004
                               -------------------------------------------------------------------------------------------------
VT = VariTrak Product
EP = Estate Provider Product                       Scudder                                       Scudder VIT Funds
BP = Benefit Provider Product            Dreman Small Cap Value (b)                              EAFE Equity Index
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance                      --               --               --               --               --        26,063.89
  Units issued                     5,690.76           127.41               --               --               --         3,545.77
  Units transferred               53,835.89         2,055.79               --               --               --         1,202.18
  Units redeemed                  (2,399.85)         (169.41)              --               --               --        (3,139.28)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                  57,126.80         2,013.79               --               --               --        27,672.56
                               ==============================================     ==============================================

                                              Scudder VIT Funds                                  Scudder VIT Funds
                                              Equity 500 Index                                    Small Cap Index
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance                      --               --        83,730.91               --               --        12,794.72
  Units issued                           --               --        10,123.07               --               --         4,538.95
  Units transferred                      --               --        (1,106.76)              --               --           241.12
  Units redeemed                         --               --        (7,374.28)              --               --        (4,648.11)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                         --               --        85,372.94               --               --        12,926.68
                               ==============================================     ==============================================

                                      Sentinel Variable Products Trust                   Sentinel Variable Products Trust
                                                  Balanced                                             Bond
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              181,324.96        54,492.83         4,049.30       270,147.22        34,536.70         5,089.64
  Units issued                    45,340.98         6,624.16           445.13        65,837.42         5,973.12         1,078.61
  Units transferred               11,344.87         3,188.65               --        (2,598.89)        1,580.54          (414.59)
  Units redeemed                 (30,305.43)       (4,673.93)         (207.59)      (47,478.41)       (2,674.01)       (1,199.13)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 207,705.38        59,631.71         4,286.84       285,907.34        39,416.35         4,554.53
                               ==============================================     ==============================================

                                      Sentinel Variable Products Trust                   Sentinel Variable Products Trust
                                                Common Stock                                       Growth Index
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance            1,174,369.90        55,599.87        12,054.00        95,630.18         2,242.84       205,984.59
  Units issued                   233,520.78        11,124.11         4,341.32        24,359.82           857.86        42,778.01
  Units transferred               68,347.37         4,991.33           130.64        28,571.39           728.02           110.77
  Units redeemed                (194,376.43)       (4,677.93)         (677.37)      (10,085.41)         (255.34)       (8,285.54)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance               1,281,861.62        67,037.38        15,848.59       138,475.98         3,573.38       240,587.83
                               ==============================================     ==============================================

(b)   For the period from inception, May 1, 2004, through December 31, 2004.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - CHANGES IN UNITS (CONTINUED)

                                                           FOR THE YEAR ENDED DECEMBER 31, 2004
                               -------------------------------------------------------------------------------------------------
VT = VariTrak Product
EP = Estate Provider Product          Sentinel Variable Products Trust                   Sentinel Variable Products Trust
BP = Benefit Provider Product                  Mid Cap Growth                                      Money Market
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              456,641.96        59,329.46        33,894.44       891,526.26       128,209.70     4,018,721.37
  Units issued                   100,054.26        10,866.49         8,065.58       694,937.01        49,590.36     1,009,089.31
  Units transferred               13,781.36         2,956.80         1,300.35      (561,112.15)      (13,151.10)     (158,534.47)
  Units redeemed                 (71,849.76)       (3,977.75)         (979.63)     (209,973.74)      (16,768.68)     (207,705.30)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 498,627.82        69,175.00        42,280.74       815,377.38       147,880.28     4,661,570.91
                               ==============================================     ==============================================

                                      Sentinel Variable Products Trust                    Strong Variable Insurance Funds
                                                Small Company                                    Mid Cap Growth II
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              350,841.90        53,429.49        78,191.12       533,877.86        48,242.24        29,836.57
  Units issued                    87,282.80         9,536.62         9,650.46       118,488.33         7,678.65         4,013.72
  Units transferred               38,779.77         5,133.03          (955.37)      (31,505.73)       (1,030.73)       (2,212.97)
  Units redeemed                 (57,711.82)       (2,794.81)       (3,006.38)      (90,696.12)       (3,585.07)       (1,106.39)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 419,192.65        65,304.33        83,879.83       530,164.34        51,305.09        30,530.93
                               ==============================================     ==============================================

                                       Strong Variable Insurance Funds                      T Rowe Price Equity Series
                                               Opportunity II                                  Blue Chip Growth (b)
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              178,437.76        30,837.55        15,637.85               --               --               --
  Units issued                    43,324.08         5,276.51         1,829.85        13,964.43           195.49               --
  Units transferred               (7,290.05)       (4,345.67)       (1,169.15)       79,680.67         6,013.50               --
  Units redeemed                 (30,277.25)       (2,154.37)       (1,232.65)       (2,324.33)          (84.76)              --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 184,194.54        29,614.02        15,065.90        91,320.77         6,124.23               --
                               ==============================================     ==============================================

                                         T Rowe Price Equity Series                         T Rowe Price Equity Series
                                              Equity Income (b)                                 Health Sciences (b)
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance                      --               --               --               --               --               --
  Units issued                       348.88           505.18               --         2,930.02               --               --
  Units transferred                9,768.41         1,543.15               --        18,533.33           929.59               --
  Units redeemed                    (183.48)          (38.55)              --          (979.52)          (23.04)              --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                   9,933.81         2,009.78               --        20,483.83           906.55               --
                               ==============================================     ==============================================

(b)   For the period from inception, May 1, 2004, through December 31, 2004.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - CHANGES IN UNITS (CONTINUED)

                                                           FOR THE YEAR ENDED DECEMBER 31, 2004
                               -------------------------------------------------------------------------------------------------
VT = VariTrak Product
EP = Estate Provider Product          Variable Insurance Product Funds                   Variable Insurance Product Funds
BP = Benefit Provider Product                    Contrafund                                        Equity Income
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              466,650.95        61,727.17               --       342,629.43        20,168.87               --
  Units issued                    94,385.22         8,651.46               --        52,675.33         1,834.79               --
  Units transferred                3,679.09           858.72               --       (10,642.10)        1,468.77               --
  Units redeemed                 (80,324.56)       (5,529.62)              --       (56,168.58)       (6,190.07)              --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 484,390.70        65,707.73               --       328,494.08        17,282.36               --
                               ==============================================     ==============================================

                                      Variable Insurance Product Funds                   Variable Insurance Product Funds
                                                   Growth                                           High Income
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance              400,693.39       132,829.96               --       173,173.73        57,873.59               --
  Units issued                    74,825.73        11,010.60               --        40,599.56         6,325.52               --
  Units transferred               (9,797.90)       (3,054.59)              --         2,762.10          (483.92)              --
  Units redeemed                 (57,700.95)       (5,909.10)              --       (25,973.96)       (3,809.95)              --
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                 408,020.27       134,876.87               --       190,561.43        59,905.24               --
                               ==============================================     ==============================================

                                      Variable Insurance Product Funds                   Variable Insurance Product Funds
                                                  Index 500                                    Investment Grade Bond
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance            1,260,225.62       661,923.49               --       371,043.58        54,492.84       269,645.24
  Units issued                   282,165.53        90,060.43               --       106,678.40         7,507.97        37,599.19
  Units transferred              (40,438.79)      (27,634.56)              --       (26,701.67)       (1,527.87)       35,609.72
  Units redeemed                (211,647.59)     (107,325.59)              --       (81,580.90)       (4,964.76)      (70,499.63)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance               1,290,304.77       617,023.77               --       369,439.41        55,508.18       272,354.52
                               ==============================================     ==============================================

                                      Variable Insurance Product Funds                   Variable Insurance Product Funds
                                                 Mid Cap (b)                                         Overseas
                               ----------------------------------------------     ----------------------------------------------
UNITS ISSUED, TRANSFERRED           VT               EP               BP               VT               EP               BP
AND REDEEMED                   ----------------------------------------------     ----------------------------------------------
  Beginning balance                      --               --               --       453,841.84        66,528.69       155,032.48
  Units issued                     4,698.51               --               --        83,733.74         6,541.59        12,905.61
  Units transferred               46,995.20           438.34               --       (25,092.52)       (2,622.95)       27,080.42
  Units redeemed                  (1,373.32)           (9.67)              --       (73,914.56)       (2,645.09)       (6,368.03)
                               ----------------------------------------------     ----------------------------------------------
  Ending balance                  50,320.39           428.67               --       438,568.50        67,802.24       188,650.48
                               ==============================================     ==============================================

(b)   For the period from inception, May 1, 2004, through December 31, 2004.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended 2005, 2004, 2003, 2002, and 2001 are shown below. Information for the years 2005, 2004, and 2003 reflect the adoption of AICPA Statement of Position 03-5, "FINANCIAL HIGHLIGHTS OF SEPARATE ACCOUNTS." Certain ratios presented for the prior years reflect the presentation used in the current year.

                                                          For the
                                               At       Year Ended
                                          December 31,   December
                                              2005       31, 2005                        At December 31, 2005
                                          ------------  ----------   -----------------------------------------------------------
                                                                                     Units                       Units Value
                                                                     --------------------------------------  -------------------
VT = VariTrak Product                                   Investment
EP = Estate Provider Product                              Income
BP = Benefit Provider Product              Net Assets     Ratio*          VT           EP           BP         VT     EP     BP
------------------------------------      ------------  ----------   ------------  ----------  ------------  -----  -----  -----
AIM Variable Insurance Funds
  Dynamics Fund                              1,409,021          --     145,322.37   19,340.06     24,421.27   8.30   8.68   1.45
  Global Health Care Fund           (a)      2,480,229          --     227,540.40   16,478.45     24,262.24   9.93  10.40   2.02
  Technology Fund                            1,493,914          --     325,765.07    6,910.65     47,427.46   4.31   4.51   1.25
Alger American Fund
  Growth Portfolio                          14,776,860          --     668,877.90   19,015.98     24,575.64  19.76   9.50  55.98
  Leveraged All Cap Portfolio                1,349,211          --     134,929.26    6,735.28     24,968.33   8.88   9.29   3.54
  Small Capitalization Portfolio            10,019,725          --     750,611.80   18,085.98      8,529.08  12.57  11.09  45.27
American Century Variable
Portfolios
  Income & Growth Portfolio                  5,412,905        1.94%    283,011.53   41,767.48    175,652.52  12.30  13.02   7.90
  Inflation Protection Portfolio             1,452,661        4.39%    124,440.40    5,172.13     62,873.52  10.66  10.82   1.12
  International Portfolio                    2,322,154        0.80%    176,818.94    5,736.79            --  12.71  12.91     --
  Ultra Portfolio                              102,323          --       6,320.98    2,999.58            --  10.93  11.09     --
  Value Portfolio                           10,386,280        0.82%    452,544.11   50,755.33    136,553.05  17.52  16.81  11.77
  Vista Portfolio                            2,118,951          --     177,627.79    4,730.00            --  11.62  11.79     --
Dreyfus Variable Investment Fund
  Appreciation Portfolio                     1,947,303        0.01%    177,936.62    3,901.65            --  10.71  10.87     --
  Developing Leaders Portfolio                  33,235        0.00%      2,555.34      340.10            --  11.46  11.63     --
  Quality Bond Portfolio                       108,025        3.37%      8,846.22    1,311.44            --  10.61  10.77     --
  Socially Responsible Growth Fund             328,747        0.00%     38,682.66    1,626.41     13,040.72   7.30   7.64   2.61
Franklin Templeton Variable
Insurance Products Trust
  Foreign Securities Fund                    2,618,471        1.07%    194,715.70   12,301.93            --  12.64  12.83     --
  Mutual Shares Securities Fund                579,114        0.72%     45,725.45    2,272.95            --  12.06  12.24     --
  Real Estate Fund                           1,170,255        1.14%     68,188.72    8,057.19            --  15.32  15.55     --
  Small Cap Fund                                87,995          --       7,080.48      622.52            --  11.41  11.58     --
  Small Cap Value Securities Fund              548,633        0.68%     37,336.77    4,847.77            --  12.98  13.18     --

                                            For the Year
                                               Ended
                                            December 31,       For the Year Ended
                                                2005            December 31, 2005
                                          ----------------  -------------------------
                                           Expense Ratio**       Total Return***
                                          ----------------  -------------------------


                                             VT       BP       VT       EP       BP
                                          -------  -------  -------  -------  -------
AIM Variable Insurance Funds
  Dynamics Fund                            0.90%    0.22%     9.74%   10.75%   10.09%
  Global Health Care Fund           (a)    0.90%    0.22%     7.14%    8.17%    7.91%
  Technology Fund                          0.90%    0.22%     1.37%    2.26%    1.50%
Alger American Fund
  Growth Portfolio                         0.90%    0.22%    11.04%   12.05%   11.68%
  Leveraged All Cap Portfolio              0.90%    0.22%    13.42%   14.47%   14.13%
  Small Capitalization Portfolio           0.90%    0.22%    15.83%   16.82%   16.52%
American Century Variable
Portfolios
  Income & Growth Portfolio                0.90%    0.22%     3.71%    4.65%    4.25%
  Inflation Protection Portfolio           0.90%    0.22%     0.93%    1.78%    1.25%
  International Portfolio                  0.90%    0.22%    12.22%   13.21%      --
  Ultra Portfolio                          0.90%    0.22%     1.25%    2.21%      --
  Value Portfolio                          0.90%    0.22%     4.13%    5.06%    4.68%
  Vista Portfolio                          0.90%    0.22%     7.15%    8.17%      --
Dreyfus Variable Investment Fund
  Appreciation Portfolio                   0.90%    0.22%     3.44%    4.39%      --
  Developing Leaders Portfolio             0.90%    0.22%     4.83%      --       --
  Quality Bond Portfolio                   0.90%    0.22%     1.57%      --       --
  Socially Responsible Growth Fund         0.90%    0.22%     2.64%    3.64%    3.10%
Franklin Templeton Variable
Insurance Products Trust
  Foreign Securities Fund                  0.90%    0.22%     9.22%   10.20%      --
  Mutual Shares Securities Fund            0.90%    0.22%     9.61%   10.55%      --
  Real Estate Fund                         0.90%    0.22%    12.43%      --       --
  Small Cap Fund                           0.90%    0.22%     3.82%    4.81%      --
  Small Cap Value Securities Fund          0.90%    0.22%     7.83%    8.73%      --


(a) On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          For the
                                               At       Year Ended
                                          December 31,   December
                                              2005       31, 2005                        At December 31, 2005
                                          ------------  ----------   -----------------------------------------------------------
                                                                                     Units                       Units Value
                                                                     --------------------------------------  -------------------
VT = VariTrak Product                                   Investment
EP = Estate Provider Product                              Income
BP = Benefit Provider Product              Net Assets     Ratio*          VT           EP           BP         VT     EP     BP
------------------------------------      ------------  ----------   ------------  ----------  ------------  -----  -----  -----
JP Morgan Series Trust II
  International Equity Portfolio             2,789,753        0.80%    196,854.63   21,013.44     12,621.61  12.02  11.98  13.56
  Small Company Portfolio                    1,799,011          --      89,983.76   24,620.67      3,354.63  15.50  13.81  19.13
Morgan Stanley Universal
Institutional Funds
  Core Plus Fixed Income Portfolio             105,144        3.47%            --          --     71,687.88     --     --   1.47
  Emerging Markets Equity Portfolio            105,434        0.38%            --          --     61,080.94     --     --   1.73
  High Yield Portfolio                          80,953        7.55%            --          --     73,082.64     --     --   1.11
  US Real Estate Portfolio                     262,823        1.16%            --          --     94,981.87     --     --   2.77
Neuberger Berman Advisors
Management Trust
  Fasciano Portfolio                         1,634,588          --     140,636.74    5,274.71            --  11.20  11.37     --
  Limited Maturity Portfolio                 2,016,030        3.00%    195,123.95    5,268.51            --  10.06  10.21     --
  Mid Cap Growth Portfolio                      57,580          --       4,185.22      232.28            --  13.02  13.22     --
  Partners Portfolio                         3,050,824        0.92%    148,605.68   42,069.13     11,178.49  14.50  14.11  27.04
Scudder Variable Series II
  Dreman High Return Equity Portfolio          261,608        0.51%     21,752.47       32.12            --  12.01  12.19     --
  Dreman Small Cap Value Portfolio             946,411        0.37%     68,791.19    3,840.40            --  13.02  13.22     --
Scudder VIT Funds
  EAFE Equity Index Fund                            --        4.10%            --          --            --     --     --     --
  Equity 500 Index Fund                      1,503,234        1.32%            --          --    109,140.40     --     --  13.77
  Small Cap Index Fund                         253,258        0.61%            --          --     15,286.73     --     --  16.57
Sentinel Variable Products Trust
  Balanced Fund                              4,730,589        2.29%    214,292.89   65,595.74      4,392.58  17.54  13.40  20.92
  Bond Fund                                  5,449,949        4.46%    302,015.86   41,671.01      4,945.99  15.75  14.84  14.99
  Common Stock Fund                         29,115,553        1.17%  1,383,478.15   70,832.70     19,476.76  20.17  13.59  13.10
  Growth Index Fund                          1,201,338        0.92%    133,454.67    3,520.11    127,126.91   8.00   8.37   0.82
  Mid Cap Growth Fund                       11,020,464          --     462,998.94   66,907.14     49,889.47  20.28  13.84  14.14
  Money Market Fund                         17,795,631        2.75%    750,957.47  118,927.50  5,504,282.89  12.94  12.66   1.19
  Small Company Fund                        17,754,345        0.09%    420,901.77   64,104.49     84,426.42  34.79  24.49  18.25

                                            For the Year
                                               Ended
                                            December 31,       For the Year Ended
                                                2005            December 31, 2005
                                          ----------------  -------------------------
                                           Expense Ratio**       Total Return***
                                          ----------------  -------------------------


                                             VT       BP       VT       EP       BP
                                          -------  -------  -------  -------  -------
JP Morgan Series Trust II
  International Equity Portfolio           0.90%    0.22%    28.72%   30.98%   30.14%
  Small Company Portfolio                  0.90%    0.22%    29.17%   31.53%   30.68%
Morgan Stanley Universal
Institutional Funds
  Core Plus Fixed Income Portfolio         0.90%    0.22%       --       --     4.02%
  Emerging Markets Equity Portfolio        0.90%    0.22%       --       --    33.81%
  High Yield Portfolio                     0.90%    0.22%       --       --     0.70%
  US Real Estate Portfolio                 0.90%    0.22%       --       --    16.75%
Neuberger Berman Advisors
Management Trust
  Fasciano Portfolio                       0.90%    0.22%     1.97%    2.85%      --
  Limited Maturity Portfolio               0.90%    0.22%     0.56%    1.47%      --
  Mid Cap Growth Portfolio                 0.90%    0.22%    12.76%      --       --
  Partners Portfolio                       0.90%    0.22%    16.95%   18.06%   17.67%
Scudder Variable Series II
  Dreman High Return Equity Portfolio      0.90%    0.22%     6.55%      --       --
  Dreman Small Cap Value Portfolio         0.90%    0.22%     8.77%    9.77%      --
Scudder VIT Funds
  EAFE Equity Index Fund                   0.90%    0.22%       --       --       --
  Equity 500 Index Fund                    0.90%    0.22%       --       --     4.34%
  Small Cap Index Fund                     0.90%    0.22%       --       --     3.93%
Sentinel Variable Products Trust
  Balanced Fund                            0.90%    0.22%     4.68%    5.68%    5.29%
  Bond Fund                                0.90%    0.22%     0.98%    1.89%    1.56%
  Common Stock Fund                        0.90%    0.22%     6.69%    7.68%    7.29%
  Growth Index Fund                        0.90%    0.22%     2.13%    2.95%    2.66%
  Mid Cap Growth Fund                      0.90%    0.22%     2.83%    3.77%    3.44%
  Money Market Fund                        0.90%    0.22%     1.93%    2.87%    2.52%
  Small Company Fund                       0.90%    0.22%     7.25%    8.23%    7.87%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          For the
                                               At       Year Ended
                                          December 31,   December
                                              2005       31, 2005                        At December 31, 2005
                                          ------------  ----------   -----------------------------------------------------------
                                                                                     Units                       Units Value
                                                                     --------------------------------------  -------------------
VT = VariTrak Product                                   Investment
EP = Estate Provider Product                              Income
BP = Benefit Provider Product              Net Assets     Ratio*          VT           EP           BP         VT     EP     BP
------------------------------------      ------------  ----------   ------------  ----------  ------------  -----  -----  -----
T Rowe Price Equity Series
  Blue Chip Growth Portfolio                 3,199,506        0.14%    269,838.87   12,340.24            --  11.33  11.50     --
  Equity Income Portfolio                      377,672        1.38%     29,966.89    2,664.16            --  11.56  11.73     --
  Health Sciences Portfolio                    727,010          --      57,255.74    5,033.21            --  11.66  11.83     --
Variable Insurance Product Funds
  Contrafund Portfolio                      13,500,821        0.27%    511,505.00   74,547.95            --  23.75  18.18     --
  Equity Income Portfolio                   13,836,635        1.62%    308,650.99   22,254.18            --  43.92  12.66     --
  Growth Portfolio                          17,512,332        0.49%    391,167.50  131,482.11            --  40.63  12.33     --
  High Income Portfolio                      5,842,145       14.87%    188,606.84   57,321.68            --  27.97   9.89     --
  Index 500 Portfolio                       47,558,614        1.75%  1,275,070.55  622,351.15            --  31.29  12.31     --
  Investment Grade Bond Portfolio            6,771,097        3.38%    406,594.47   61,846.15    360,921.86  13.09  13.70   1.66
  Mid Cap Portfolio                          1,731,568          --     114,317.96    5,614.66            --  14.43  14.64     --
  Overseas Portfolio                        13,269,426        0.62%    421,466.58   76,305.21    317,960.47  27.46  12.22   2.40
Wells Fargo Variable Trust Funds
  Discovery                         (b)      7,498,810          --     474,171.08   49,407.92     32,164.89  13.03  14.25  19.19
  Opportunity                       (b)      4,216,288          --     183,192.87   30,870.56     13,715.02  17.33  17.03  37.60

                                            For the Year
                                               Ended
                                            December 31,       For the Year Ended
                                                2005            December 31, 2005
                                          ----------------  -------------------------
                                           Expense Ratio**       Total Return***
                                          ----------------  -------------------------


                                             VT       BP       VT       EP       BP
                                          -------  -------  -------  -------  -------
T Rowe Price Equity Series
  Blue Chip Growth Portfolio               0.90%    0.22%    13.31%   15.02%      --
  Equity Income Portfolio                  0.90%    0.22%    15.60%   17.34%      --
  Health Sciences Portfolio                0.90%    0.22%    16.57%   18.33%      --
Variable Insurance Product Funds
  Contrafund Portfolio                     0.90%    0.22%    32.66%   35.03%      --
  Equity Income Portfolio                  0.90%    0.22%    15.97%   18.02%      --
  Growth Portfolio                         0.90%    0.22%     7.42%    9.36%      --
  High Income Portfolio                    0.90%    0.22%    10.55%   12.56%      --
  Index 500 Portfolio                      0.90%    0.22%    13.91%   15.92%      --
  Investment Grade Bond Portfolio          0.90%    0.22%     4.81%    6.71%    6.04%
  Mid Cap Portfolio                        0.90%    0.22%    44.28%   46.45%      --
  Overseas Portfolio                       0.90%    0.22%    32.86%   35.32%   34.68%
Wells Fargo Variable Trust Funds
  Discovery                         (b)    0.90%    0.22%     8.66%    9.59%    9.24%
  Opportunity                       (b)    0.90%    0.22%     6.91%    7.86%    7.53%

(b) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.

* These amounts represent dividends, exculding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
** These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.
      These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          For the
                                               At       Year Ended
                                          December 31,   December
                                              2004       31, 2004                        At December 31, 2004
                                          ------------  ----------   -----------------------------------------------------------
                                                                                     Units                       Units Value
                                                                     --------------------------------------  -------------------
VT = VariTrak Product                                   Investment
EP = Estate Provider Product                              Income
BP = Benefit Provider Product              Net Assets     Ratio*          VT           EP           BP         VT     EP     BP
------------------------------------      ------------  ----------   ------------  ----------  ------------  -----  -----  -----
AIM Variable Insurance Funds
  Dynamics Fund                     (c)      1,396,954          --     149,887.44   18,922.71     87,643.84   7.56   7.84   1.32
  Health Sciences Fund              (c)      2,345,655          --     226,740.87   20,241.52     26,737.50   9.27   9.61   1.87
  Technology Fund                   (c)      1,469,958          --     324,400.29    8,129.74     43,954.80   4.25   4.41   1.23
Alger American Fund
  Growth Portfolio                          14,460,397          --     742,966.83   18,205.78     21,562.81  17.80   8.48  50.13
  Leveraged All Cap Portfolio                1,199,111          --     136,782.52    6,433.93     24,484.75   7.83   8.12   3.10
  Small Capitalization Portfolio             9,065,543          --     800,628.63   15,306.39      6,038.53  10.85   9.49  38.85
American Century Variable
Portfolios
  Income & Growth Portfolio                  5,163,572        1.38%    283,639.63   40,755.48    170,429.76  11.86  12.44   7.58
  Inflation Protection Portfolio    (d)        668,672        2.44%     58,401.70       22.34     46,695.74  10.56  10.63   1.11
  International Portfolio           (d)      1,003,894          --      85,955.45    2,656.84            --  11.33  11.40     --
  Ultra Portfolio                   (d)         18,680          --       1,208.81      519.38            --  10.79  10.85     --
  Value Portfolio                            9,052,146        0.93%    412,152.56   54,178.72    111,380.07  16.82  16.00  11.24
  Vista Portfolio                   (d)      1,057,019          --      94,855.05    2,659.72            --  10.84  10.90     --
Dreyfus Variable Investment Fund
  Appreciation Portfolio            (d)        672,509        2.44%     63,684.83    1,293.07            --  10.35  10.41     --
  Developing Leaders Portfolio      (d)          5,150        0.29%        471.27          --            --  10.93     --     --
  Quality Bond Portfolio            (d)          7,997        1.78%        765.22          --            --  10.45     --     --
  Socially Responsible Growth Fund             296,786        0.41%     34,543.04    1,580.56     15,700.20   7.11   7.37   2.53
Franklin Templeton Variable
Insurance Products Trust
  Foreign Securities Fund           (d)      1,100,190        0.13%     89,188.78    5,835.13            --  11.57  11.64     --
  Mutual Shares Securities Fund     (d)         50,451          --       3,036.84    1,538.90            --  11.00  11.07     --
  Real Estate Fund                  (d)        364,502        0.05%     26,751.43          --            --  13.63     --     --
  Small Cap Fund                    (d)         14,500          --         706.23      609.90            --  10.99  11.05     --
  Small Cap Value Securities Fund   (d)        178,332        0.05%     12,222.47    2,569.06            --  12.04  12.12     --

                                            For the Year
                                               Ended
                                            December 31,       For the Year Ended
                                                2004            December 31, 2004
                                          ----------------  -------------------------
                                           Expense Ratio**       Total Return***
                                          ----------------  -------------------------


                                             VT       BP       VT       EP       BP
                                          -------  -------  -------  -------  -------
AIM Variable Insurance Funds
  Dynamics Fund                     (c)    0.90%    0.22%    12.33%   13.33%   12.53%
  Health Sciences Fund              (c)    0.90%    0.22%     6.63%    7.52%    6.96%
  Technology Fund                   (c)    0.90%    0.22%     3.77%    4.59%    3.88%
Alger American Fund
  Growth Portfolio                         0.90%    0.22%     4.52%    5.49%    5.16%
  Leveraged All Cap Portfolio              0.90%    0.22%     7.25%    8.14%    7.69%
  Small Capitalization Portfolio           0.90%    0.22%    15.53%   16.52%   16.19%
American Century Variable
Portfolios
  Income & Growth Portfolio                0.90%    0.22%    12.04%   13.01%   12.57%
  Inflation Protection Portfolio    (d)    0.90%    0.22%     5.61%    6.25%    5.31%
  International Portfolio           (d)    0.90%    0.22%    13.27%   13.95%      --
  Ultra Portfolio                   (d)    0.90%    0.22%     7.90%    8.55%      --
  Value Portfolio                          0.90%    0.22%    13.28%   14.31%   13.98%
  Vista Portfolio                   (d)    0.90%    0.22%     8.38%    9.03%      --
Dreyfus Variable Investment Fund
  Appreciation Portfolio            (d)    0.90%    0.22%     3.49%    4.11%      --
  Developing Leaders Portfolio      (d)    0.90%    0.22%     9.27%      --       --
  Quality Bond Portfolio            (d)    0.90%    0.22%     4.50%      --       --
  Socially Responsible Growth Fund         0.90%    0.22%     5.28%    6.22%    5.67%
Franklin Templeton Variable
Insurance Products Trust
  Foreign Securities Fund           (d)    0.90%    0.22%    15.74%   16.44%      --
  Mutual Shares Securities Fund     (d)    0.90%    0.22%    10.04%   10.70%      --
  Real Estate Fund                  (d)    0.90%    0.22%    36.26%      --       --
  Small Cap Fund                    (d)    0.90%    0.22%     9.86%   10.52%      --
  Small Cap Value Securities Fund   (d)    0.90%    0.22%    20.44%   21.16%      --

(c) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO Technology Fund was renamed AIM Technology Fund.
(d) The Investment Income Ratio, Expense Ratio and Total Return are for the period from inception, May 1, 2004, through December 31, 2004.

NATIONAL  VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          For the
                                               At       Year Ended
                                          December 31,   December
                                              2004       31, 2004                        At December 31, 2004
                                          ------------  ----------   -----------------------------------------------------------
                                                                                     Units                       Units Value
                                                                     --------------------------------------  -------------------
VT = VariTrak Product                                   Investment
EP = Estate Provider Product                              Income
BP = Benefit Provider Product              Net Assets     Ratio*          VT           EP           BP         VT     EP     BP
------------------------------------      ------------  ----------   ------------  ----------  ------------  -----  -----  -----
JP Morgan Series Trust II
  International Equity Portfolio             2,304,943        0.55%    181,694.81   21,361.13      6,711.32  10.96  10.83  12.29
  Small Company Portfolio                    1,924,996          --      95,738.75   30,801.30      3,545.02  15.12  13.35  18.56
Morgan Stanley Universal
Institutional Funds
  Core Plus Fixed Income Portfolio             106,021        3.77%            --          --     75,091.85     --     --   1.41
  Emerging Markets Equity Portfolio             78,248        0.64%            --          --     60,484.25     --     --   1.29
  High Yield Portfolio                          77,397        4.99%            --          --     70,385.40     --     --   1.10
  US Real Estate Portfolio                     210,338        1.55%            --          --     88,692.70     --     --   2.37
Neuberger Berman Advisors
Management Trust
  Fasciano Portfolio                (d)        766,387          --      65,609.25    4,170.97            --  10.98  11.05     --
  Limited Maturity Portfolio        (d)        976,496        4.23%     94,061.07    3,544.38            --  10.00  10.06     --
  Mid Cap Growth Portfolio          (d)          9,645          --         834.80          --            --  11.55     --     --
  Partners Portfolio                         1,947,758        0.01%    116,225.23   38,299.23      2,150.33  12.40  11.95  22.98
Scudder Variable Series II
  Dreman High Return Equity Portfolio(d)        47,658          --       4,228.88          --            --  11.27     --     --
  Dreman Small Cap Value Portfolio  (d)        707,841          --      57,126.80    2,013.79            --  11.97  12.04     --
Scudder VIT Funds
  EAFE Equity Index Fund                       302,751        2.20%            --          --     27,672.56     --     --  10.94
  Equity 500 Index Fund                      1,126,939        1.04%            --          --     85,372.94     --     --  13.20
  Small Cap Index Fund                         206,063        0.38%            --          --     12,926.68     --     --  15.94
Sentinel Variable Products Trust
  Balanced Fund                              4,321,892        2.19%    207,705.38   59,631.71      4,286.84  16.76  12.68  19.87
  Bond Fund                                  5,100,289        4.62%    285,907.34   39,416.35      4,554.53  15.60  14.56  14.76
  Common Stock Fund                         25,268,356        1.03%  1,281,861.62   67,037.38     15,848.59  18.90  12.62  12.21
  Growth Index Fund                          1,306,921        1.41%    138,475.98    3,573.38    240,587.83   7.83   8.13   0.80
  Mid Cap Growth Fund                       11,332,447          --     498,627.82   69,175.00     42,280.74  19.72  13.34  13.67
  Money Market Fund                         17,602,414        0.95%    815,377.38  147,880.28  4,661,570.91  12.70  12.31   1.16
  Small Company Fund                        16,496,249        0.09%    419,192.65   65,304.33     83,879.83  32.44  22.63  16.92
Strong Variable Insurance Funds
  Mid Cap Growth Fund II                     7,561,771          --     530,164.34   51,305.09     30,530.93  11.99  13.00  17.57
  Opportunity Fund II                        3,979,718          --     184,194.54   29,614.02     15,065.90  16.21  15.79  34.97

                                            For the Year
                                               Ended
                                            December 31,       For the Year Ended
                                                2004            December 31, 2004
                                          ----------------  -------------------------
                                           Expense Ratio**       Total Return***
                                          ----------------  -------------------------


                                             VT       BP       VT       EP       BP
                                          -------  -------  -------  -------  -------
JP Morgan Series Trust II
  International Equity Portfolio           0.90%    0.22%    17.33%   18.33%   17.94%
  Small Company Portfolio                  0.90%    0.22%    26.03%   27.18%   26.77%
Morgan Stanley Universal
Institutional Funds
  Core Plus Fixed Income Portfolio         0.90%    0.22%       --       --     3.82%
  Emerging Markets Equity Portfolio        0.90%    0.22%       --       --    23.21%
  High Yield Portfolio                     0.90%    0.22%       --       --     8.87%
  US Real Estate Portfolio                 0.90%    0.22%       --       --    36.30%
Neuberger Berman Advisors
Management Trust
  Fasciano Portfolio                (d)    0.90%    0.22%     9.79%   10.45%      --
  Limited Maturity Portfolio        (d)    0.90%    0.22%     0.02%    0.63%      --
  Mid Cap Growth Portfolio          (d)    0.90%    0.22%    15.54%      --       --
  Partners Portfolio                       0.90%    0.22%    17.94%   18.92%   18.58%
Scudder Variable Series II
  Dreman High Return Equity Portfolio(d)   0.90%    0.22%    12.70%      --       --
  Dreman Small Cap Value Portfolio  (d)    0.90%    0.22%    19.66%   20.38%      --
Scudder VIT Funds
  EAFE Equity Index Fund                   0.90%    0.22%       --       --    18.66%
  Equity 500 Index Fund                    0.90%    0.22%       --       --    10.28%
  Small Cap Index Fund                     0.90%    0.22%       --       --    17.39%
Sentinel Variable Products Trust
  Balanced Fund                            0.90%    0.22%     6.46%    7.40%    7.09%
  Bond Fund                                0.90%    0.22%     3.70%    4.66%    4.29%
  Common Stock Fund                        0.90%    0.22%     8.69%    9.68%    9.30%
  Growth Index Fund                        0.90%    0.22%     4.41%    5.35%    5.01%
  Mid Cap Growth Fund                      0.90%    0.22%    11.34%   12.29%   11.96%
  Money Market Fund                        0.90%    0.22%     0.08%    0.93%    0.35%
  Small Company Fund                       0.90%    0.22%    14.87%   15.89%   15.51%
Strong Variable Insurance Funds
  Mid Cap Growth Fund II                   0.90%    0.22%    18.05%   19.14%   18.78%
  Opportunity Fund II                      0.90%    0.22%    17.19%   18.25%   17.85%

(d) The Investment Income Ratio, Expense Ratio and Total Return are for the period from inception, May 1, 2004, through December 31, 2004.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          For the
                                               At       Year Ended
                                          December 31,   December
                                              2004       31, 2004                        At December 31, 2004
                                          ------------  ----------   -----------------------------------------------------------
                                                                                     Units                       Units Value
                                                                     --------------------------------------  -------------------
VT = VariTrak Product                                   Investment
EP = Estate Provider Product                              Income
BP = Benefit Provider Product              Net Assets     Ratio*          VT           EP           BP         VT     EP     BP
------------------------------------      ------------  ----------   ------------  ----------  ------------  -----  -----  -----
T Rowe Price Equity Series
  Blue Chip Growth Portfolio        (d)      1,054,992        0.76%     91,320.77    6,124.23            --  10.82  10.89     --
  Equity Income Portfolio           (d)        134,477        0.73%      9,933.81    2,009.78            --  11.25  11.32     --
  Health Sciences Portfolio         (d)        222,420          --      20,483.83      906.55            --  10.40  10.46     --
Variable Insurance Product Funds
  Contrafund Portfolio                      10,938,158        0.32%    484,390.70   65,707.73            --  20.49  15.43     --
  Equity Income Portfolio                   13,956,006        1.52%    328,494.08   17,282.36            --  41.86  11.96     --
  Growth Portfolio                          17,379,797        0.25%    408,020.27  134,876.87            --  38.74  11.65     --
  High Income Portfolio                      5,813,198        7.64%    190,561.43   59,905.24            --  27.48   9.63     --
  Index 500 Portfolio                       46,107,930        1.27%  1,290,304.77  617,023.77            --  30.12  11.74     --
  Investment Grade Bond Portfolio            5,964,534        4.18%    369,439.41   55,508.18    272,354.52  12.93  13.41   1.63
  Mid Cap Portfolio                 (d)        624,489          --      50,320.39      428.67            --  12.30  12.38     --
  Overseas Portfolio                        11,285,322        1.12%    438,568.50   67,802.24    188,650.48  23.28  10.26   2.02

                                            For the Year
                                               Ended
                                            December 31,       For the Year Ended
                                                2004            December 31, 2004
                                          ----------------  -------------------------
                                           Expense Ratio**       Total Return***
                                          ----------------  -------------------------


                                             VT       BP       VT       EP       BP
                                          -------  -------  -------  -------  -------
T Rowe Price Equity Series
  Blue Chip Growth Portfolio        (d)    0.90%    0.22%     8.22%    8.88%      --
  Equity Income Portfolio           (d)    0.90%    0.22%    12.48%   13.16%      --
  Health Sciences Portfolio         (d)    0.90%    0.22%     3.95%    4.58%      --
Variable Insurance Product Funds
  Contrafund Portfolio                     0.90%    0.22%    14.46%   14.63%      --
  Equity Income Portfolio                  0.90%    0.22%    10.52%   11.48%      --
  Growth Portfolio                         0.90%    0.22%     2.44%    3.37%      --
  High Income Portfolio                    0.90%    0.22%     8.61%    9.60%      --
  Index 500 Portfolio                      0.90%    0.22%     9.64%   10.58%      --
  Investment Grade Bond Portfolio          0.90%    0.22%     3.49%    4.42%    4.10%
  Mid Cap Portfolio                 (d)    0.90%    0.22%    23.05%   23.79%      --
  Overseas Portfolio                       0.90%    0.22%    12.61%   13.67%   13.49%

(d) The Investment Income Ratio, Expense Ratio and Total Return are for the period from inception, May 1, 2004, through December 31, 2004.

* These amounts represent dividends, exculding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
** These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.
      These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          For the
                                               At       Year Ended
                                          December 31,   December
                                              2003       31, 2003                        At December 31, 2003
                                          ------------  ----------   -----------------------------------------------------------
                                                                                     Units                       Units Value
                                                                     --------------------------------------  -------------------
VT = VariTrak Product                                   Investment
EP = Estate Provider Product                              Income
BP = Benefit Provider Product              Net Assets     Ratio*          VT           EP           BP         VT     EP     BP
------------------------------------      ------------  ----------   ------------  ----------  ------------  -----  -----  -----
Alger American Fund
  Growth Portfolio                          13,792,399          --     752,208.51   14,079.06     18,309.28  17.03   8.04  47.67
  Leveraged All Cap Portfolio                  999,850          --     122,678.17    5,470.94     21,894.99   7.30   7.51   2.88
  Small Capitalization Portfolio             8,166,874          --     835,545.56   15,663.66      5,779.70   9.39   8.14  33.44
American Century Variable Portfolios
  Income & Growth Portfolio                  4,481,437        1.20%    283,431.38   44,439.24    147,157.64  10.59  11.01   6.73
  Inflation Protection Portfolio                39,844        1.78%            --          --     38,011.82     --     --   1.05
  Value Portfolio                            7,035,523        0.96%    356,443.89   53,173.65    101,249.26  14.85  14.00   9.86
Dreyfus Variable Investment Fund
  Socially Responsible Growth Fund             240,565        0.13%     29,648.70    1,003.78     14,012.61   6.75   6.94   2.39
Gartmore Variable Insurance Trust
  Government Bond                   (e)             --        6.62%            --          --            --     --     --     --
  JP Morgan Balanced                (e)             --        3.47%            --          --            --     --     --     --
INVESCO Variable Investment Funds
  Dynamics Fund                              1,190,251          --     143,199.27   18,541.24     84,220.91   6.73   6.92   1.17
  Health Sciences Fund                       1,855,422          --     192,939.04   15,541.10     22,646.01   8.69   8.94   1.75
  Technology Fund                            1,242,562          --     284,718.39    7,823.45     35,216.10   4.10   4.22   1.18
JP Morgan Series Trust ll
  International Equity Portfolio             1,811,925        0.78%    166,814.11   20,769.09      6,109.11   9.34   9.15  10.42
  Small Company Portfolio                    1,572,255          --     100,034.67   30,896.84      3,240.56  12.00  10.50  14.64
Morgan Stanley Universal
Institutional Funds
  Core Plus Fixed Income Portfolio             125,085        0.06%            --          --     92,167.81     --     --   1.36
  Emerging Markets Equity Portfolio             61,753          --             --          --     58,579.08     --     --   1.05
  High Yield Portfolio                          45,155          --             --          --     44,815.61     --     --   1.01
  US Real Estate Portfolio                     148,870          --             --          --     85,565.66     --     --   1.74
Neuberger Berman Advisors
Management Trust
  Partners Portfolio                         1,433,632          --      98,768.57   35,354.81      2,075.23  10.51  10.05  19.38

                                            For the Year
                                               Ended
                                            December 31,       For the Year Ended
                                                2003            December 31, 2003
                                          ----------------  -------------------------
                                           Expense Ratio**       Total Return***
                                          ----------------  -------------------------


                                             VT       BP       VT       EP       BP
                                          -------  -------  -------  -------  -------
Alger American Fund
  Growth Portfolio                         0.90%    0.22%    33.95%   35.12%   34.74%
  Leveraged All Cap Portfolio              0.90%    0.22%    33.49%   34.77%   34.39%
  Small Capitalization Portfolio           0.90%    0.22%    41.00%   42.25%   41.86%
American Century Variable Portfolios
  Income & Growth Portfolio                0.90%    0.22%    28.24%   29.40%   28.86%
  Inflation Protection Portfolio           0.90%    0.22%       --       --     4.82%
  Value Portfolio                          0.90%    0.22%    27.79%   29.01%   28.57%
Dreyfus Variable Investment Fund
  Socially Responsible Growth Fund         0.90%    0.22%    24.80%   25.97%   25.55%
Gartmore Variable Insurance Trust
  Government Bond                   (e)    0.90%    0.22%   -16.74%   -9.13%  -10.96%
  JP Morgan Balanced                (e)    0.90%    0.22%   -32.97%   -9.85%  -42.82%
INVESCO Variable Investment Funds
  Dynamics Fund                            0.90%    0.22%    36.52%   37.84%   37.11%
  Health Sciences Fund                     0.90%    0.22%    26.70%   27.84%   27.42%
  Technology Fund                          0.90%    0.22%    43.96%   45.46%   45.10%
JP Morgan Series Trust ll
  International Equity Portfolio           0.90%    0.22%    31.20%   32.37%   32.01%
  Small Company Portfolio                  0.90%    0.22%    34.83%   36.02%   35.56%
Morgan Stanley Universal
Institutional Funds
  Core Plus Fixed Income Portfolio         0.90%    0.22%       --       --     4.40%
  Emerging Markets Equity Portfolio        0.90%    0.22%       --       --    48.48%
  High Yield Portfolio                     0.90%    0.22%       --       --    25.95%
  US Real Estate Portfolio                 0.90%    0.22%       --       --    36.99%
Neuberger Berman Advisors
Management Trust
  Partners Portfolio                       0.90%    0.22%    33.91%   35.01%   34.66%

(e) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          For the
                                               At       Year Ended
                                          December 31,   December
                                              2003       31, 2003                        At December 31, 2003
                                          ------------  ----------   -----------------------------------------------------------
                                                                                     Units                       Units Value
                                                                     --------------------------------------  -------------------
VT = VariTrak Product                                   Investment
EP = Estate Provider Product                              Income
BP = Benefit Provider Product              Net Assets     Ratio*          VT           EP           BP         VT     EP     BP
------------------------------------      ------------  ----------   ------------  ----------  ------------  -----  -----  -----
Scudder VIT Fund
  EAFE Equity Index Fund                       240,260        4.84%            --          --     26,063.89     --     --   9.22
  Equity 500 Index Fund                      1,002,614        1.26%            --          --     83,730.91     --     --  11.97
  Small Cap Index Fund                         173,759        0.92%            --          --     12,794.72     --     --  13.58
Sentinel Variable Product Trust
  Balanced Fund(e)                           3,571,846        0.82%    181,324.96   54,492.93      4,049.30  15.74  11.81  18.55
  Bond Fund(e)                               4,615,218        1.76%    270,147.22   34,536.70      5,089.64  15.04  13.91  14.15
  Common Stock Fund                         21,200,076        0.91%  1,174,369.90   55,599.87     12,054.00  17.39  11.51  11.17
  Growth Index Fund                            892,253        1.05%     95,630.18    2,242.84    205,984.59   7.50   7.71   0.76
  Mid Cap Growth Fund                        9,205,904          --     456,641.96   59,329.46     33,894.44  17.71  11.88  12.21
  Money Market Fund                         17,528,355        0.72%    891,526.26  128,209.70  4,018,721.37  12.69  12.20   1.16
  Small Company Fund                        12,095,962        0.12%    350,841.90   53,429.49     78,191.12  28.24  19.53  14.65
Strong Variable Insurance Funds
  Mid Cap Growth Fund II                     6,389,767          --     533,877.86   48,242.24     29,836.57  10.16  10.91  14.79
  Opportunity Fund II                        3,344,246        0.08%    178,437.76   30,837.55     15,637.85  13.83  13.35  29.67
Variable Insurance Products Funds
  Contrafund Portfolio                       9,185,057        0.43%    466,650.95   61,727.17            --  17.90  13.46     --
  Equity Income Portfolio                   13,190,739        1.73%    342,629.43   20,168.87            --  37.87  10.73     --
  Growth Portfolio                          16,649,704        0.25%    400,693.39  132,829.96            --  37.82  11.27     --
  High Income Portfolio                      4,889,732        6.35%    173,173.73   57,873.59            --  25.30   8.79     --
  Index 500 Portfolio                       41,650,704        1.35%  1,260,225.62  661,923.49            --  27.47  10.62     --
  Investment Grade Bond Portfolio            5,756,876        3.46%    371,043.58   54,492.84    269,645.24  12.49  12.84   1.57
  Overseas Portfolio                        10,257,497        0.76%    453,841.84   66,528.69    155,032.48  20.67   9.03   1.78

                                            For the Year
                                               Ended
                                            December 31,       For the Year Ended
                                                2003            December 31, 2003
                                          ----------------  -------------------------
                                           Expense Ratio**       Total Return***
                                          ----------------  -------------------------


                                             VT       BP       VT       EP       BP
                                          -------  -------  -------  -------  -------
Scudder VIT Fund
  EAFE Equity Index Fund                   0.90%    0.22%       --       --    33.02%
  Equity 500 Index Fund                    0.90%    0.22%       --       --    27.79%
  Small Cap Index Fund                     0.90%    0.22%       --       --    46.03%
Sentinel Variable Product Trust
  Balanced Fund(e)                         0.90%    0.22%    57.37%   18.05%   85.49%
  Bond Fund(e)                             0.90%    0.22%    50.39%   39.12%   41.47%
  Common Stock Fund                        0.90%    0.22%    30.28%   31.43%   30.94%
  Growth Index Fund                        0.90%    0.22%    22.81%   24.02%   23.20%
  Mid Cap Growth Fund                      0.90%    0.22%    40.56%   41.88%   41.47%
  Money Market Fund                        0.90%    0.22%    -0.14%    0.71%    0.59%
  Small Company Fund                       0.90%    0.22%    38.22%   39.48%   38.95%
Strong Variable Insurance Funds
  Mid Cap Growth Fund II                   0.90%    0.22%    32.93%   34.18%   33.73%
  Opportunity Fund II                      0.90%    0.22%    35.76%   36.96%   36.55%
Variable Insurance Products Funds
  Contrafund Portfolio                     0.90%    0.22%    27.33%   28.43%      --
  Equity Income Portfolio                  0.90%    0.22%    29.15%   30.32%      --
  Growth Portfolio                         0.90%    0.22%    31.67%   32.89%      --
  High Income Portfolio                    0.90%    0.22%    26.11%   27.21%      --
  Index 500 Portfolio                      0.90%    0.22%    27.25%   28.38%      --
  Investment Grade Bond Portfolio          0.90%    0.22%     4.22%    5.21%    4.64%
  Overseas Portfolio                       0.90%    0.22%    42.05%   43.38%   42.68%

(e) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

* These amounts represent dividends, exculding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
** These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.
      These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          For the
                                               At       Year Ended
                                          December 31,   December
                                              2002       31, 2002                        At December 31, 2002
                                          ------------  ----------   -----------------------------------------------------------
                                                                                     Units                       Units Value
                                                                     --------------------------------------  -------------------
VT = VariTrak Product                                   Investment
EP = Estate Provider Product                              Income
BP = Benefit Provider Product              Net Assets     Ratio*          VT           EP           BP         VT     EP     BP
------------------------------------      ------------  ----------   ------------  ----------  ------------  -----  -----  -----
Alger American Fund
  Growth Portfolio                           9,488,018        0.05%    710,936.58    9,363.01     11,213.33  12.71   5.95  35.38
  Leveraged All Cap Portfolio                  463,175        0.01%     77,853.14    3,178.86      9,200.14   5.47   5.57   2.14
  Small Capitalization Portfolio             5,543,266          --     815,159.46      588.10      4,833.48   6.66   5.72  23.57
American Century Variable Portfolios
  Income & Growth Portfolio                  3,111,539        1.20%    243,276.37   45,696.90    136,572.41   8.26   8.51   5.22
  Value Portfolio                            4,630,377        0.79%    286,595.48   49,739.78     99,178.21  11.62  10.85   7.67
Dreyfus Variable Investment Fund
  Socially Responsible Growth Fund             140,306        0.31%     21,009.66      353.92     13,042.43   5.41   5.51   1.90
INVESCO Variable Investment Funds
  Dynamics Fund                                489,153          --      94,022.72    1,169.92     23,571.75   4.93   5.02   0.85
  Health Sciences Fund                       1,054,857          --     136,908.77   13,939.24     12,935.22   6.86   6.99   1.37
  Technology Fund                              559,592          --     184,251.42    5,477.91     23,035.18   2.85   2.90   0.81
JP Morgan Series Trust ll
  International Equity Portfolio             1,259,256        0.49%    143,708.38   27,804.56      5,638.69   7.12   6.91   7.89
  Small Company Portfolio                    1,049,595        0.26%     88,984.80   29,876.58      2,458.22   8.90   7.72  10.80
Market Street Fund
  Bond                              (e)      3,954,243        3.58%    231,224.21   45,341.26      3,250.92  14.34  13.14  13.41
  Managed                           (e)      2,531,744        2.93%    169,923.46   34,314.14      1,587.69  12.83   9.54  15.04
Morgan Stanley Universal
Institutional Funds
  Core Plus Fixed Income Portfolio              84,653        6.37%            --          --     65,060.76     --     --   1.30
  Emerging Markets Equity Portfolio             39,645          --             --          --     56,107.26     --     --   0.71
  High Yield Portfolio                          38,053       10.43%            --          --     47,325.36     --     --   0.80
  US Real Estate Portfolio                     108,547        5.36%            --          --     85,299.16     --     --   1.27
Neuberger Berman Advisors
Management Trust
  Partners Portfolio                           880,558        0.58%     81,603.72   30,677.80        813.74   7.85   7.44  14.39

                                            For the Year
                                               Ended
                                            December 31,       For the Year Ended
                                                2002            December 31, 2002
                                          ----------------  -------------------------
                                           Expense Ratio**       Total Return***
                                          ----------------  -------------------------


                                             VT       BP       VT       EP       BP
                                          -------  -------  -------  -------  -------
Alger American Fund
  Growth Portfolio                         0.90%    0.22%   -33.60%  -33.02%  -33.20%
  Leveraged All Cap Portfolio              0.90%    0.22%   -34.43%  -33.90%  -29.32%
  Small Capitalization Portfolio           0.90%    0.22%   -26.85%  -26.24%  -26.47%
American Century Variable Portfolios
  Income & Growth Portfolio                0.90%    0.22%   -20.09%  -19.38%  -19.62%
  Value Portfolio                          0.90%    0.22%   -13.43%  -12.61%  -12.93%
Dreyfus Variable Investment Fund
  Socially Responsible Growth Fund         0.90%    0.22%   -29.61%  -28.91%  -29.13%
INVESCO Variable Investment Funds
  Dynamics Fund                            0.90%    0.22%   -32.50%  -31.87%  -32.14%
  Health Sciences Fund                     0.90%    0.22%   -25.15%  -24.48%  -24.70%
  Technology Fund                          0.90%    0.22%   -47.33%  -46.83%  -41.19%
JP Morgan Series Trust ll
  International Equity Portfolio           0.90%    0.22%   -19.04%  -18.27%  -18.58%
  Small Company Portfolio                  0.90%    0.22%   -22.37%  -21.68%  -21.90%
Market Street Fund
  Bond                              (e)    0.90%    0.22%     8.11%    9.07%    8.74%
  Managed                           (e)    0.90%    0.22%   -11.07%  -10.25%  -10.54%
Morgan Stanley Universal
Institutional Funds
  Core Plus Fixed Income Portfolio         0.90%    0.22%       --       --     5.78%
  Emerging Markets Equity Portfolio        0.90%    0.22%       --       --   -14.87%
  High Yield Portfolio                     0.90%    0.22%       --       --   -4.28%
  US Real Estate Portfolio                 0.90%    0.22%       --       --   -3.60%
Neuberger Berman Advisors
Management Trust
  Partners Portfolio                       0.90%    0.22%   -24.79%  -24.12%  -24.38%

(e) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          For the
                                               At       Year Ended
                                          December 31,   December
                                              2002       31, 2002                        At December 31, 2002
                                          ------------  ----------   -----------------------------------------------------------
                                                                                     Units                       Units Value
                                                                     --------------------------------------  -------------------
VT = VariTrak Product                                   Investment
EP = Estate Provider Product                              Income
BP = Benefit Provider Product              Net Assets     Ratio*          VT           EP           BP         VT     EP     BP
------------------------------------      ------------  ----------   ------------  ----------  ------------  -----  -----  -----
Scudder VIT Funds
  EAFE Equity Index Fund                       108,336        0.61%            --          --     15,622.45     --     --   6.93
  Equity 500 Index Fund                        828,166        1.55%            --          --     88,353.37     --     --   9.37
  Small Cap Index Fund                         130,871        0.97%            --          --     14,065.49     --     --   9.30
Sentinel Variable Product Trust
  Common Stock Fund                         14,793,804        1.42%  1,065,897.34   52,982.07     11,467.26  13.35   8.76   8.53
  Growth Index Fund                            373,246        0.69%     57,021.76    1,389.40     26,451.11   6.11   6.22   0.62
  Mid Cap Growth Fund                        5,755,078          --     407,463.84   49,436.54     24,107.36  12.60   8.37   8.63
  Money Market Fund                         14,840,021        1.28%    715,356.49  120,254.85  3,725,124.87  12.71  12.11   1.15
  Small Company Fund                         7,865,347        0.33%    310,528.99   51,954.97     75,237.00  20.43  14.00  10.54
Strong Variable Insurance Funds
  Mid Cap Growth Fund II                     4,485,579          --     498,564.75   51,220.62     23,751.41   7.64   8.13  11.06
  Opportunity Fund II                        2,329,045        0.52%    168,167.24   27,952.60     15,802.29  10.19   9.75  21.73
Variable Insurance Products Funds
  Contrafund Portfolio                       6,722,893        0.84%    432,529.90   61,181.11            --  14.06  10.48     --
  Equity Income Portfolio                   10,354,545        1.97%    349,925.86   11,673.92            --  29.32   8.23     --
  Growth Portfolio                          11,667,524        0.29%    375,619.02  103,627.30            --  28.72   8.48     --
  High Income Portfolio                      3,416,918        9.83%    152,021.67   53,245.94            --  20.06   6.91     --
  Index 500 Portfolio                       29,793,526        1.39%  1,145,545.44  612,417.71            --  21.59   8.27     --
  Investment Grade Bond Portfolio            4,715,914        2.63%    303,436.32   51,059.51    306,854.45  11.98  12.20   1.50
  Overseas Portfolio                         6,823,342        0.87%    432,631.73   65,409.26     94,799.36  14.55   6.30   1.25

                                            For the Year
                                               Ended
                                            December 31,       For the Year Ended
                                                2002            December 31, 2002
                                          ----------------  -------------------------
                                           Expense Ratio**       Total Return***
                                          ----------------  -------------------------


                                             VT       BP       VT       EP       BP
                                          -------  -------  -------  -------  -------
Scudder VIT Funds
  EAFE Equity Index Fund                   0.90%    0.22%       --       --   -21.82%
  Equity 500 Index Fund                    0.90%    0.22%       --       --   -22.53%
  Small Cap Index Fund                     0.90%    0.22%       --       --   -20.81%
Sentinel Variable Product Trust
  Common Stock Fund                        0.90%    0.22%   -18.09%  -17.36%  -17.63%
  Growth Index Fund                        0.90%    0.22%   -24.69%  -24.02%  -12.94%
  Mid Cap Growth Fund                      0.90%    0.22%   -24.75%  -24.10%  -24.53%
  Money Market Fund                        0.90%    0.22%     0.41%    1.30%    1.04%
  Small Company Fund                       0.90%    0.22%   -14.68%  -13.93%  -14.20%
Strong Variable Insurance Funds
  Mid Cap Growth Fund II                   0.90%    0.22%   -38.13%  -37.52%  -37.75%
  Opportunity Fund II                      0.90%    0.22%   -27.49%  -26.83%  -27.04%
Variable Insurance Products Funds
  Contrafund Portfolio                     0.90%    0.22%   -10.15%  -9.36%       --
  Equity Income Portfolio                  0.90%    0.22%   -17.70%  -16.96%      --
  Growth Portfolio                         0.90%    0.22%   -30.72%  -30.13%      --
  High Income Portfolio                    0.90%    0.22%     2.54%    3.40%      --
  Index 500 Portfolio                      0.90%    0.22%   -22.96%  -22.22%      --
  Investment Grade Bond Portfolio          0.90%    0.22%     9.36%   10.31%   10.06%
  Overseas Portfolio                       0.90%    0.22%   -20.99%  -20.25%  -20.51%

* These ratios represent annualized contract expenses, consisting of mortality, expense and administrative fee charges for the year, divided by the average net assets. These ratios include only those expenses that result in a direct reduction of unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.
** These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
*** These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          For the
                                               At       Year Ended
                                          December 31,   December
                                              2001       31, 2001                        At December 31, 2001
                                          ------------  ----------   -----------------------------------------------------------
                                                                                     Units                       Units Value
                                                                     --------------------------------------  -------------------
VT = VariTrak Product                                   Investment
EP = Estate Provider Product                              Income
BP = Benefit Provider Product              Net Assets     Ratio*          VT           EP           BP         VT     EP     BP
------------------------------------      ------------  ----------   ------------  ----------  ------------  -----  -----  -----
Alger American Fund
  Growth Portfolio                          13,185,825        0.24%    662,300.07    3,964.73      8,978.77  19.14   8.88  52.97
  Leveraged All Cap Portfolio                  352,188          --      41,236.81      935.73            --   8.35   8.43     --
  Small Capitalization Portfolio             6,928,081        0.05%    746,095.47      331.28      4,157.70   9.10   7.75  32.05
American Century Variable Portfolios
  Income & Growth Portfolio                  3,066,127        0.86%    219,624.77   43,606.93     51,589.60  10.34  10.56   6.49
  Value Portfolio                            3,594,044        0.65%    195,446.31   38,371.20     56,242.89  13.42  12.42   8.81
Dreyfus Variable Investment Fund
  Socially Responsible Growth Fund             111,859        0.08%     12,187.45      104.49      6,519.44   7.68   7.75   2.68
INVESCO Variable Investment Funds
  Dynamics Fund                                368,701          --      47,653.07      476.73     13,837.65   7.30   7.37   1.25
  Health Sciences Fund                         661,137        0.47%     62,931.73    8,071.22      5,255.26   9.17   9.26   1.82
  Technology Fund                              603,356          --     109,370.66    2,159.29            --   5.41   5.46     --
JP Morgan Series Trust ll
  International Equity Portfolio             1,218,616        1.15%    108,233.14   25,474.47      5,352.88   8.79   8.45   9.69
  Small Company Portfolio                    1,479,514        0.04%    104,544.72   25,685.97      1,990.03  11.47   9.86  13.83
Market Street Fund
  Bond(e)                                    2,965,928        6.28%    177,640.76   40,576.21      9,867.35  13.26  12.05  12.33
  Managed(e)                                 2,554,152        4.03%    155,194.83   29,418.21        129.60  14.43  10.63  16.81
Neuberger Berman Advisors
Management Trust
  Partners Portfolio                           953,966        0.37%     67,876.05   23,924.49        554.68  10.44   9.80  19.03

                                            For the Year
                                               Ended
                                            December 31,       For the Year Ended
                                                2001            December 31, 2001
                                          ----------------  -------------------------
                                           Expense Ratio**       Total Return***
                                          ----------------  -------------------------


                                             VT       BP       VT       EP       BP
                                          -------  -------  -------  -------  -------
Alger American Fund
  Growth Portfolio                         0.90%    0.22%   -12.61%   -8.77%  -12.10%
  Leveraged All Cap Portfolio              0.90%    0.22%   -16.67%  -15.94%      --
  Small Capitalization Portfolio           0.90%    0.22%   -30.13%  -15.96%  -30.37%
American Century Variable Portfolios
  Income & Growth Portfolio                0.90%    0.22%    -9.14%   -8.35%   -8.72%
  Value Portfolio                          0.90%    0.22%    11.80%   12.82%   12.52%
Dreyfus Variable Investment Fund
  Socially Responsible Growth Fund         0.90%    0.22%   -23.30%   -8.27%  -15.46%
INVESCO Variable Investment Funds
  Dynamics Fund                            0.90%    0.22%   -31.77%  -31.16%  -17.22%
  Health Sciences Fund                     0.90%    0.22%   -13.36%  -12.60%     1.11%
  Technology Fund                          0.90%    0.22%   -46.29%  -45.81%      --
JP Morgan Series Trust ll
  International Equity Portfolio           0.90%    0.22%   -19.87%  -19.10%  -17.53%
  Small Company Portfolio                  0.90%    0.22%    -8.85%   -8.05%   -8.35%
Market Street Fund
  Bond(e)                                  0.90%    0.22%     6.42%    7.38%    7.03%
  Managed(e)                               0.90%    0.22%    -7.86%   -6.99%   -7.33%
Neuberger Berman Advisors
Management Trust
  Partners Portfolio                       0.90%    0.22%    -3.74%   -2.85%   -3.16%

(e) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          For the
                                               At       Year Ended
                                          December 31,   December
                                              2001       31, 2001                        At December 31, 2001
                                          ------------  ----------   -----------------------------------------------------------
                                                                                     Units                       Units Value
                                                                     --------------------------------------  -------------------
VT = VariTrak Product                                   Investment
EP = Estate Provider Product                              Income
BP = Benefit Provider Product              Net Assets     Ratio*          VT           EP           BP         VT     EP     BP
------------------------------------      ------------  ----------   ------------  ----------  ------------  -----  -----  -----
Scudder VIT Funds
  EAFE Equity Index Fund                       329,256          --             --          --     37,107.02     --     --   8.87
  Equity 500 Index Fund                        504,805        1.02%            --          --     41,703.87     --     --  12.10
  Small Cap Index Fund                         114,505        0.79%            --          --      9,742.21     --     --  11.75
Sentinel Variable Product Trust
  Common Stock Fund                         15,765,574        1.18%    936,487.81   39,162.45      8,556.21  16.30  10.60  10.35
  Growth Index Fund                            220,736        0.42%     26,550.18      652.01            --   8.11   8.19     --
  Mid Cap Growth Fund                        6,813,980          --     365,419.20   43,105.08     19,210.22  16.74  11.03  11.44
  Money Market Fund                         11,879,952        3.25%    648,822.71  135,911.85  1,791,163.60  12.66  11.95   1.14
  Small Company Fund                         7,136,892        0.35%    242,948.99   44,200.05     48,746.43  23.95  16.27  12.28
Strong Variable Insurance Funds
  Mid Cap Growth Fund II                     6,067,235          --     420,672.57   44,511.72     16,816.47  12.34  13.01  17.76
  Opportunity Fund II                        2,290,904        0.44%    133,076.38   21,600.66      4,496.02  14.05  13.32  29.78
Variable Insurance Products Funds
  Contrafund Portfolio                       6,787,840        0.79%    396,521.89   50,343.97            --  15.65  11.56     --
  Equity Income Portfolio                   11,839,300        1.70%    330,661.91    6,300.16            --  35.62   9.91     --
  Growth Portfolio                          15,558,317        0.08%    350,066.18   85,970.43            --  41.46  12.14     --
  High Income Portfolio                      2,996,727       11.70%    135,440.87   51,959.54            --  19.56   6.68     --
  Index 500 Portfolio                       32,570,841        1.07%    958,812.21  536,883.47            --  28.02  10.63     --
  Investment Grade Bond Portfolio            2,469,075        0.78%    183,172.48   39,144.49     22,392.56  10.95  11.06   1.36
  Overseas Portfolio                         7,825,927        5.51%    397,433.34   54,399.99     50,383.23  18.41   7.90   1.57

                                            For the Year
                                               Ended
                                            December 31,       For the Year Ended
                                                2001            December 31, 2001
                                          ----------------  -------------------------
                                           Expense Ratio**       Total Return***
                                          ----------------  -------------------------


                                             VT       BP       VT       EP       BP
                                          -------  -------  -------  -------  -------
Scudder VIT Funds
  EAFE Equity Index Fund                   0.90%    0.22%       --       --   -24.96%
  Equity 500 Index Fund                    0.90%    0.22%       --       --   -13.32%
  Small Cap Index Fund                     0.90%    0.22%       --       --     1.73%
Sentinel Variable Product Trust
  Common Stock Fund                        0.90%    0.22%    -8.90%   -8.10%   -8.33%
  Growth Index Fund                        0.90%    0.22%   -14.24%   -4.53%      --
  Mid Cap Growth Fund                      0.90%    0.22%   -24.94%  -24.26%  -24.69%
  Money Market Fund                        0.90%    0.22%     2.74%    2.53%    1.79%
  Small Company Fund                       0.90%    0.22%     4.41%    5.37%    4.78%
Strong Variable Insurance Funds
  Mid Cap Growth Fund II                   0.90%    0.22%   -31.39%  -30.77%  -25.16%
  Opportunity Fund II                      0.90%    0.22%    -4.57%   -3.70%   10.54%
Variable Insurance Products Funds
  Contrafund Portfolio                     0.90%    0.22%   -13.05%  -12.24%      --
  Equity Income Portfolio                  0.90%    0.22%    -5.80%   -3.24%      --
  Growth Portfolio                         0.90%    0.22%   -18.40%  -17.66%      --
  High Income Portfolio                    0.90%    0.22%   -12.54%  -11.68%      --
  Index 500 Portfolio                      0.90%    0.22%   -12.89%  -12.11%      --
  Investment Grade Bond Portfolio          0.90%    0.22%     7.46%    8.51%    8.02%
  Overseas Portfolio                       0.90%    0.22%   -21.89%  -21.21%  -21.50%

* These ratios represent annualized contract expenses, consisting of mortality, expense and administrative fee charges for the year, divided by the average net assets. These ratios include only those expenses that result in a direct reduction of unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.
** These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
*** These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 8 - FUND SUBSTITUTIONS

Substitution transactions that occurred on August 1, 2003 are shown below. Immediately after the transaction, an Owner of the Variable Account held the same total dollar value of units in his or her account; only the investment option of the sub-account was changed.

August 1, 2003                 Removed Portfolio           Surviving Portfolio
                           GVIT GOVERNMENT BOND FUND         SVPT BOND FUND
Shares                            310,145.33                   370,313.53
NAV                                 $ 11.94                      $ 10.00
Net assets before                 $ 3,703,135
Net assets after                                               $ 3,703,135
                         GVIT JP MORGAN BALANCED FUND      SVPT BALANCED FUND
Shares                            282,346.64                   242,818.11
NAV                                 $ 8.60                       $ 10.00
Net assets before                 $ 2,428,181
Net assets after                                               $ 2,428,181

NOTE 9 - LOANS

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy and variable universal life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Variable Account to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Variable Account.

NOTE 10 - DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Variable Account.

NOTE 11 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code ("IRC"), a variable universal life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

                            PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

      (a) Resolutions of the Board of Directors of National Life Insurance Company ("Depositor") authorizing establishment of National Variable Life Insurance Account ("Registrant") (1)
      (b)   Not applicable
      (c)   (1)   Form of Distribution Agreement between National Life Insurance
                  Company and Equity Services, Inc (9)
            (2)   Form of Selling Agreement (9)
      (d)   Contracts:
            (1)   Specimen Sentinel Estate Provider Policy Form (3)
            (2)   Rider for Guaranteed Death Benefit (3)
            (3)   Rider for Additional Protection Benefit (3)
            (4)   Rider for Policy Split Option (3)
            (5)   Rider for Estate Preservation (3)
            (6)   Rider for Annually Renewable Term (3)
            (7)   Rider for Continuing Coverage (3)
            (8)   Rider for Enhanced Death Benefit (3)
            (9)   Rider for Automatic Increase (3)
            (10)  Endorsement to the Payment Options (9)
      (e)   Application (9)
      (f)   Corporate documents:
            (1)   National Life Insurance Company's Charter documents (9)
            (2)   National Life Insurance Company's By-laws (9)
      (g)   Reinsurance agreements
            (1)   Automatic Modified-Coinsurance (Mod-Co) Reinsurance and
                  Service Agreement, between National Life Insurance Company and
                  xxx, effective as of September 1, 1998. (7)
            (2)   Automatic and Facultative YRT Reinsurance Agreement - National
                  Life Insurance Company and xxx, effective January 1, 2002 (6)
            (3)   Automatic Modified -Coinsurance (Mod-Co) Reinsurance and
                  Service Agreement - National Life Insurance Company and xxx,
                  effective December 31, 1998 (6)
            (4)   Automatic and Facultative Yearly Renewable Term Reinsurance
                  Agreement - National Life Insurance Company and xxx, effective
                  January 1, 2002 (6)
            (5)   Automatic Yearly Renewable Term Reinsurance Agreement -
                  National Life Insurance Company and xxx, effective May 1, 1999
                  (6)
            (6)   Reinsurance Agreement - National Life Insurance Company and
                  xxx, effective April 1, 1993 (6)
            (7)   Reinsurance Agreement - National Life Insurance Company and
                  xxx, effective October 1, 1994 (6)
            (8)   Automatic YRT Reinsurance Agreement - National Life Insurance
                  Company and xxx, effective October 1,2005
            (9)   Automatic/Facultative YRT Reinsurance Agreement - National
                  Life Insurance Company and xxx, effective November 1,2005
      (h)   Participation Agreements:
            (1)   Form of Shareholder Service Agreement - between National Life
                  Insurance Company and American Century Investment Management,
                  Inc. (3) (a)Form of Amendment to Shareholder Services
                  Agreement (7)
            (2)   Form of Participation Agreement - National Life Insurance
                  Company and Neuberger & Berman Advisers Managers Trust (3)
                  (a) Form of Amendment to Participation Agreement (7)
            (3)   Form of Participation Agreement - National Life Insurance
                  Company and J.P. Morgan Series Trust II (3)
            (4)   Participation Agreement between National Life Insurance
                  Company and The Dreyfus Socially Responsible Growth Fund, Inc.
                  (4) (a) Form of Amendment to Participation Agreement (7)
            (5)   Form of Participation Agreement - Alger American Fund,
                  National Life insurance Company and Fred Alger and Company (2)
            (6)   Participation Agreement between Sentinel Variable Products
                  Trust, National Life Insurance Company and Equity Services,
                  Inc. (5)

            (7)   Form of Amended and Restated Participation Agreement among
                  Variable Insurance Products Funds, Fidelity Distributors
                  Corporation and National Life Insurance Company (7)
            (8)   Form of Participation Agreement - National Life Insurance
                  Company, Franklin Templeton Variable Insurance Products Trust
                  and Franklin Templeton Distributors, Inc. (7)
            (9)   Form of Participation Agreement - National Life Insurance
                  Company, Scudder Variable Series II, Scudder Distributors,
                  Inc. and Deutsche Investment Management Americas, Inc. (7)
            (10)  Form of Participation Agreement among T. Rowe Price Equity
                  Services, Inc., T. Rowe Price Investment Services, Inc. and
                  National Life Insurance Company (7)
            (11)  Form of Participation Agreement - AIM Variable Insurance
                  Funds, A I M Distributors, Inc., National Life Insurance
                  Company and Equity Services, Inc. (8)
            (12)  Form of Participation Agreement - Wells Fargo Variable Trust,
                  Wells Fargo Funds Distributor, LLC and National Life Insurance
                  Company (9)
      (i)   Not applicable
      (j)   Not applicable
      (k)   Opinion and Consent of Counsel
      (l)   Actuarial Opinion and Consent
      (m)   Calculation
      (n)   (1)   Consent of PricewaterhouseCoopers LLP, Auditors
            (2)   Consent of Sutherland Asbill & Brennan LLP
      (o)   Not applicable
      (p)   Not applicable
      (q) Redeemability exemption: Memorandum describing issuance, transfer and redemption procedures
      (r)   Powers of Attorney (9)

(1) Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (COLI) filed on February 11, 1999.
(2) Incorporated herein by reference to Post Effective Amendment No. 1 to S-6 Registration Statement File No. 33-91938 for National Variable Life Insurance Account (VariTrak) filed March 12, 1996
(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sent. Estate. Provider), filed April 16, 1998
(4) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File # 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed May 1, 2001.
(5) Incorporated herein by reference to Post Effective Amendment No. 12 to the Form N-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed February 28, 2003
(6) Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2004
(7) Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2004
(8) Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 2, 2005
(9) Incorporated herein by reference to Post-Effective Amendment No. 18 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2006

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS*        POSITIONS AND OFFICES WITH DEPOSITOR
------------------------------------        ------------------------------------
Thomas H. MacLeay                           Chairman of the Board, President,
                                            CEO and Director

Bruce Lisman                                Director
Bear Stearns Companies
383 Madison Avenue, 5th Floor
New York, NY  10179

E. Miles Prentice                           Director
Eaton & Van Winkle
3 Park Ave., 16th Floor
New York, NY  10016

A. Gary Shilling                            Director
A. Gary Shilling & Co., Inc.
500 Morris Avenue
Springfield, NJ  07081-1020

Patricia K. Woolf                           Director
506 Quaker Road
Princeton, NJ  08540

Mehran Assadi                               Executive Vice President
Edward J. Bonach                            Executive Vice President & Chief
                                            Financial Officer
Michele S. Gatto                            Executive Vice President - Corporate
                                            Services & General Counsel
Christian W. Thwaites                       Executive Vice President
Thomas H. Brownell                          Senior Vice President & Chief
                                            Investment Officer
Joel Conrad                                 Senior Vice President & Chief
                                            Information Officer
Don W. Cummings                             Senior Vice President - Finance
William E. Decker                           Senior Vice President - Human
                                            Resources
Gregory H. Doremus                          Senior Vice President - New Business
                                            & Customer Service
Kenneth R. Ehinger                          Senior Vice President - NL Financial
                                            Alliance
Charles C. Kittredge                        Senior Vice President - Marketing
                                            Development & Operations
Wade H. Mayo                                Senior Vice President
Ruth B. Smith                               Senior Vice President - Life Event
                                            Distribution.
James K. McQueston                          Secretary
Robert E. Cotton                            Vice President & Treasurer

* Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT 05604.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

      A list of all persons directly or indirectly controlled by or under common control with National Life Insurance Company ("National Life") is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

      National Life owns 100% of LSW National Holdings, Inc., a Vermont corporation; LSW National Holdings Inc. owns 100% of Life Insurance Company of the Southwest, a Texas corporation.

      NLV Financial Corporation is majority owner of American Guaranty & Trust Company, a Delaware corporation, and owns 100% of National Retirement Plan Advisors, a Vermont corporation, NL Group Statutory Trust I, a Connecticut trust; Equity Services, Inc., a Vermont corporation, and Sentinel Asset Management, Inc. ("SAMI"), a Vermont corporation.

      SAMI owns 100% of Sentinel Asset Management Advisors, Inc., a Delaware corporation, Sentinel Administrative Services, Inc., a Vermont corporation, and Sentinel Financial Services, Inc., a Delaware corporation.

      SAMI and Sentinel Financial Services, Inc. are partners of Sentinel Financial Services Company, a Vermont general partnership.

      Equity Services, Inc. owns 100% of Equity Services of Colorado, LLC, a Colorado LLC, and Equity Services of Nevada, Inc., a Nevada corporation.

ITEM 29. INDEMNIFICATION

      The By-Laws of Depositor provide, in part in Article VI, as follows:

      7.1 Indemnification.

      (a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this
Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

      (b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITER

      (a) Equity Services, Inc. (ESI) is also the principal underwriter for National Variable Annuity Account II and Sentinel Variable Products Trust.

      (b) The following information is furnished with respect to the officers and directors of ESI:

-----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS*     POSITIONS AND OFFICES WITH ESI                    POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------------------------------------------------------------------------------------------------------
Kenneth R. Ehinger                       Chief Executive Officer & Director                Senior Vice President - NL Financial
                                                                                           Alliance
-----------------------------------------------------------------------------------------------------------------------------------
Christopher Maryanopolis                 President                                         None
-----------------------------------------------------------------------------------------------------------------------------------
Stephen A. Englese                       Senior Vice President                             None
-----------------------------------------------------------------------------------------------------------------------------------
Gregory D. Teese                         Vice President - Compliance & Chief Compliance    None
                                         Officer
-----------------------------------------------------------------------------------------------------------------------------------
Isabelle Keiser                          Vice President                                    None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
James Canavan                            Assistant Vice President                          None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Kerry A. Jung                            Counsel                                           Senior Counsel
-----------------------------------------------------------------------------------------------------------------------------------
Sharon E. Bernard                        Treasurer & Controller                            None
-----------------------------------------------------------------------------------------------------------------------------------
James K. McQueston                       Secretary                                         Assistant General Counsel & Secretary
-----------------------------------------------------------------------------------------------------------------------------------
Kathy M. Trussell                        Assistant Secretary                               Senior Paralegal & Assistant Secretary
-----------------------------------------------------------------------------------------------------------------------------------
Thomas H. MacLeay                        Chairman                                          Chairman, President & & Chief
                                                                                           Executive Officer
-----------------------------------------------------------------------------------------------------------------------------------
Edward J. Bonach                         Director                                          Executive Vice President & Chief
                                                                                           Financial Officer
-----------------------------------------------------------------------------------------------------------------------------------

* Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.

      (c) Commission and other compensation received, directly or indirectly from the Registrant during Registrant's last fiscal year by each principal underwriter:

--------------------------------------------------------------------------------------------------
NAME OF                    NET UNDERWRITING      COMPENSATION ON       BROKERAGE         OTHER
PRINCIPAL                   DISCOUNTS AND          REDEMPTION         COMMISSIONS     COMPENSATION
UNDERWRITER                  COMMISSIONS
--------------------------------------------------------------------------------------------------
Equity Services, Inc.         $6,881,923               -0-             $6,881,923          -0-
--------------------------------------------------------------------------------------------------

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

ITEM 32. MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.

ITEM 33. FEE REPRESENTATION

National Life Insurance Company ("the Company") hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectus contained in this registration statement, in the aggregate are reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Life Insurance Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 11 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 1st day of May, 2006.

                                          NATIONAL VARIABLE LIFE
                                          INSURANCE ACCOUNT (Registrant)

                                          By: NATIONAL LIFE INSURANCE COMPANY


Attest: /s/ KMT                           By: /s/ THM
        -----------------------------         -----------------------------
        Kathy M. Trussell                     Thomas H. MacLeay
        Assistant Secretary                   Chairman of the Board, President
                                              and Chief Executive Officer

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, National Life Insurance Company certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal affixed and attested, in the City of Montpelier and the State of Vermont, on the 1st day of May, 2006.

                         NATIONAL LIFE INSURANCE COMPANY

(SEAL) (Depositor)

Attest: /s/ KMT                           By: /s/ THM
        -----------------------------         -----------------------------
        Kathy M. Trussell                     Thomas H. MacLeay
        Assistant Secretary                   Chairman of the Board, President
                                              and Chief Executive Officer

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature                     Title                               Date
---------                     -----                               ----

/s/ THM                       Chairman, President, Chief          May 1, 2006
------------------------      Executive Officer
Thomas H. MacLeay

/s/ EJB                       Executive Vice President &          May 1, 2006
------------------------      Chief Financial Officer
Edward J. Bonach

                              Director                            May 1, 2006
------------------------
Bruce Lisman*

                              Director                            May 1, 2006
------------------------
E. Miles Prentice, III*

                              Director                            May 1, 2006
------------------------
A. Gary Shilling*

                              Director                            May 1, 2006
------------------------
Patricia K. Woolf*


* Kerry A. Jung signs this document pursuant to the power of attorney filed with Post-Effective Amendment No. 11 to this Registration Statement.


/s/ KAJ
------------------------
Kerry A. Jung

                                  EXHIBIT INDEX

(8) Automatic YRT Reinsurance Agreement - National Life Insurance Company and xxx, effective October 1,2005

(9) Automatic/Facultative YRT Reinsurance Agreement - National Life Insurance Company and xxx, effective November 1,2005

(k)   Opinion and Consent of Counsel

(l)   Actuarial Opinion and Consent

(m)   Calculation

(n)   (1) Consent of PricewaterhouseCoopers LLP, Auditors
      (2) Consent of Sutherland Asbill & Brennan LLP

(q) Redeemability exemption: Memorandum describing issuance, transfer and redemption procedures